UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-04642
                                                     ---------

                          The Phoenix Edge Series Fund
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


                                101 Munson Street
                            Greenfield, MA 01301-9668
               --------------------------------------------------
               (Address of principal executive offices) (Zip code)




            Kathleen A. McGah, Esq.
     Vice President, Chief Legal Officer,           John H. Beers, Esq.
     Counsel and Secretary for Registrant       Vice President and Counsel
        Phoenix Life Insurance Company        Phoenix Life Insurance Company
               One American Row                      One American Row
           Hartford, CT 06103-2899                Hartford, CT 06103-2899
     ------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 541-0171
                                                           --------------

                      Date of fiscal year end: December 31
                                               -----------

                   Date of reporting period: December 31, 2006
                                             -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.



                                                                  [PHOENIX LOGO]

--------------------------------------------------------------------------------

                                                                   ANNUAL REPORT

                                                                THE PHOENIX EDGE
                                                                     SERIES FUND

                                                          VARIABLE PRODUCTS FUND
                                                               DECEMBER 31, 2006

                          A MESSAGE FROM THE PRESIDENT

Dear Phoenix Edge Series Fund Shareholder:

[PHOTO OF PHILIP K. POLKINGHORN]

We are pleased to provide this report for the fiscal year ended December 31, 2006. It includes valuable information about your Phoenix variable insurance product's investment options, such as performance-and fee-related data and information about portfolio holdings and transactions for the reporting period.

At Phoenix, we strive to provide investors with choice. Regardless of your level of investment expertise, we seek to provide you with access to a wide selection of quality investment options from today's leading money managers. For that reason, we expanded our asset allocation program twice in 2006. Most recently, we added an asset allocation portfolio from Franklin Advisors, Inc. - the Franklin Templeton Founding Investment Strategy. Comprised of three underlying funds, this portfolio seeks to offer diversification, low relative volatility and consistent performance.

Earlier this year, we also added four active asset allocation portfolios sub-advised by Standard & Poor's Investment Advisory Services, LLC, which provide built-in diversification according to four risk tolerance levels and active asset allocation using exchange-traded funds. Finally, we continue to offer five preset asset allocation portfolio models from Ibbotson Associates, each of which is comprised of eight or more individual investment options that are also available outside of our asset allocation program to eligible policyholders.

With so many new asset allocation portfolios available to you, this may be an excellent time to meet with your financial professional to make sure that your investment allocation remains consistent with your current goals. Or you may prefer to explore your options and select your own investments. For more information on the asset allocation portfolios and individual investment options currently available to you, be sure to visit our Web site, at PhoenixWealthManagement.com.

Thank you for choosing a Phoenix variable product as part of your financial strategy. It's our privilege to serve you.

Sincerely yours,

/s/ Philip K. Polkinghorn

Philip K. Polkinghorn
President, The Phoenix Edge Series Fund

JANUARY 2007

Asset Allocation does not guarantee against a loss, and there is no guarantee that a diversified portfolio will outperform a non-diversified portfolio.

"Standard & Poor's" and "S&P" are trademarks of The McGraw-Hill Companies, Inc. Standard & Poor's Investment Advisory Services LLC ("SPIAS") is a registered investment advisor and a wholly owned subsidiary of The McGraw-Hill Companies, Inc. SPIAS is not affiliated with The Phoenix Companies, Inc. and its affiliates.

Ibbotson Associates and Franklin Advisers, Inc. are not affiliated with The Phoenix Companies.

More complete information about the Standard & Poor's, Ibbotson Associates and Franklin Advisers, Inc. asset allocation models may be obtained through your financial representative or in the prospectus.

                         THIS PAGE INTENTIONALLY BLANK.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Glossary ................................................................      4
Phoenix Capital Growth Series ...........................................      7
Phoenix Growth and Income Series ........................................     14
Phoenix Mid-Cap Growth Series ...........................................     23
Phoenix Money Market Series .............................................     30
Phoenix Multi-Sector Fixed Income Series ................................     35
Phoenix Multi-Sector Short Term Bond Series .............................     47
Phoenix Strategic Allocation Series .....................................     58
Phoenix-Aberdeen International Series ...................................     71
Phoenix-Alger Small-Cap Growth Series ...................................     79
Phoenix-Duff & Phelps Real Estate Securities Series .....................     87
Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth ..........     94
Phoenix-S&P Dynamic Asset Allocation Series: Growth .....................    100
Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth ............    106
Phoenix-S&P Dynamic Asset Allocation Series: Moderate ...................    112
Phoenix-Sanford Bernstein Mid-Cap Value Series ..........................    118
Phoenix-Sanford Bernstein Small-Cap Value Series ........................    126
Phoenix-Van Kampen Comstock Series ......................................    134
Phoenix-Van Kampen Equity 500 Index Series ..............................    141
Notes to Financial Statements ...........................................    153
Report of Independent Registered Public Accounting Firm .................    165
Board of Trustees' Consideration of Investment Advisory and
   Subadvisory Agreements ...............................................    166
Results of Shareholder Meetings .........................................    184
Fund Management Tables ..................................................    187

PROXY VOTING PROCEDURES AND VOTING RECORD (FORM N-PX)

      The advisors and subadvisors vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Trustees. You may obtain a description of these procedures, along with information regarding how the series voted proxies during the most recent 12-month period ended June 30, 2006, free of charge, by calling toll-free 800-541-0171. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

FORM N-Q INFORMATION

      The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

--------------------------------------------------------------------------------
        Not FDIC Insured          No Bank Guarantee          May Lose Value
--------------------------------------------------------------------------------

                                    GLOSSARY

ADR (AMERICAN DEPOSITARY RECEIPT)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

AMBAC

American Municipal Bond Assurance Corporation.

CITIGROUP 90-DAY TREASURY BILL INDEX

The Citigroup 90-Day Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market. The 90-Day Treasury Bill Index is an average of the last three three-month Treasury bill issues.

COMPOSITE INDEX FOR STRATEGIC ALLOCATION SERIES

A composite index made up of 60% of the S&P 500 Index, which measures stock market total return performance, and 40% of the Lehman Brothers Aggregate Bond Index, which measures bond market total return performance.

COMPOSITE INDEX FOR S&P DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH

A composite index made up of 75% of the S&P 500 Index, which measures stock market total return performance, 8% of the Lehman Brothers Aggregate Bond Index, which measures bond market total return performance, and 17% of the MSCI EAFE Index, which measures foreign market equity performance.

COMPOSITE INDEX FOR S&P DYNAMIC ASSET ALLOCATION SERIES: GROWTH

A composite index made up of 60% of the S&P 500 Index, which measures stock market total return performance, 27% of the Lehman Brothers Aggregate Bond Index, which measures bond market total return performance, and 13% of the MSCI EAFE Index, which measures foreign market equity performance.

COMPOSITE INDEX FOR S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH

A composite index made up of 50% of the S&P 500 Index, which measures stock market total return performance, 40% of the Lehman Brothers Aggregate Bond Index, which measures bond market total return performance, and 10% of the MSCI EAFE Index, which measures foreign market equity performance.

COMPOSITE INDEX FOR S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE

A composite index made up of 30% of the S&P 500 Index, which measures stock market total return performance, 65% of the Lehman Brothers Aggregate Bond Index, which measures bond market total return performance, and 5% of the MSCI EAFE Index, which measures foreign market equity performance.

ETF (EXCHANGE TRADED FUND)

A Fund that tracks an index, but can be traded like a stock.

FEDERAL RESERVE (THE "FED")

The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

FGIC

Financial Guaranty Insurance Company.

FHLB

Federal Home Loan Bank.

FHLMC

Federal Home Loan Mortgage Corporation.

FNMA OR "FANNIE MAE"

Federal National Mortgage Association.

FSA

Financial Security Assurance, Inc.

FTSE NAREIT EQUITY REITS INDEX

The FTSE NAREIT Equity REITs Index is a free-float market capitalization-weighted index measuring equity tax-qualified real estate investment trusts, which meet minimum size and liquidity criteria, that are listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. The index is calculated on a total return basis with dividends reinvested.

GDR (GLOBAL DEPOSITARY RECEIPT)

A negotiable certificate held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.

LEHMAN BROTHERS AGGREGATE BOND INDEX

The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

MBIA

Municipal Bond Insurance Association.

MERRILL LYNCH 1-2.99 YEAR MEDIUM QUALITY CORPORATE BONDS INDEX

The Merrill Lynch 1-2.99 Year Medium Quality Corporate Bonds Index measures performance of U.S. investment grade corporate bond issues rated "BBB" and "A" by Standard & Poor's/Moody's with maturities between one and three years. The index is calculated on a total return basis.

MSCI EAFE(R) INDEX

The MSCI EAFE(R) Index is a free float-adjusted market capitalization index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with gross dividends reinvested.

MSCI INFORMATION TECHNOLOGY INDEX

Morgan Stanley Capital International World Information Technology Index is a capitalization weighted index that measures the performance of information technology companies from around the world.

MSCI JAPAN INDEX

The MSCI Japan Index(SM) is an equity index of securities listed on Japanese stock exchanges. The index is calculated on a total return basis with gross dividends reinvested.

MSCI LATIN AMERICA INDEX

Morgan Stanley Capital International Emerging Markets Free Latin American Index is a capitalization weighted index that measures the performance of Latin American companies. The average size of the emerging markets capitalization is US $800 million for the companies included in the MSCI Emerging Markets Free universe.

MSCI USA/UTILITIES INDEX

The MSCI USA/Utilities Index is a market capitalization-weighted index that monitors the performance of utility stocks from the United States. The index is calculated on a total return basis with gross dividends reinvested.

NEW YORK SHARES (GUILDER SHARES)

Shares representing Dutch companies that are not permitted to trade outside of national borders.

REIT (REAL ESTATE INVESTMENT TRUST)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

RUSSELL 1000(R) GROWTH INDEX

The Russell 1000(R) Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL 1000(R) VALUE INDEX

The Russell 1000(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL 2000(R) INDEX

The Russell 2000(R) Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL 2000(R) GROWTH INDEX

The Russell 2000(R) Growth Index is a market capitalization-weighted index of growth-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL 2000(R) VALUE INDEX

The Russell 2000(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL 2500(TM) VALUE INDEX

The Russell 2500(TM) Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,500 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL MIDCAP(R) GROWTH INDEX

The Russell MidCap(R) Growth Index is a market capitalization-weighted index of medium-capitalization, growth-oriented stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested.

SBA

Small Business Administration.

S&P 500(R) INDEX

The S&P 500(R) Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

SPONSORED ADR (AMERICAN DEPOSITARY RECEIPT)

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. These shares carry all the rights of the common share such as voting rights. ADRs must be sponsored to be able to trade on the NYSE.

INDEXES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT THE EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF AN ACTUAL PORTFOLIO.

                          PHOENIX CAPITAL GROWTH SERIES
                (FORMERLY PHOENIX-ENGEMANN CAPITAL GROWTH SERIES)

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE PHOENIX CAPITAL GROWTH SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2006?

A: For the 12 month reporting period, the Series returned 3.22%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 15.78%, and the Russell 1000(R) Growth Index, the Series' style-specific benchmark, returned 9.07%. All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: After the U.S. equity markets had absorbed the backlash caused by higher interest rates, energy price increases and a flattening yield curve during the first half of the year, the second half saw performance that was quite strong. The much-anticipated pause in the U.S. Federal Reserve (the "Fed") interest rate tightening occurred (following 17 consecutive rate hikes) and a pullback in the price of a barrel of oil served as a positive primer for the markets, although investors were concerned about a retrenching consumer (due to a slowdown in housing) and continued geopolitical tension in the Middle East. Domestic stocks did, however, continue to experience decreasing price to earnings ratios despite strong earnings, as investors discounted the strength of the current earnings trends. In addition, many economic indicators weakened modestly, with the important housing sector leading the pack.

      November mid-term national elections resulted in a political party change in both houses of Congress, which initially caused the markets to pull back, then quickly recover. By the end of the period, investors became slightly more cautious, due to the third quarter Gross Domestic Product (GDP) report showing signs of weakness, an acceleration in the ongoing housing slowdown and growing concerns over softness in the economic outlook. Overall, however, U.S. and global economic growth remained firmly in positive territory.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: The Fed's pause (noted above), combined with moderating energy costs, unfortunately caused the equity markets to temporarily discard higher-quality stocks in favor of lower-quality securities. On an attribution basis, stock selection within the industrials, information technology and energy sectors were additive to the portfolio's returns during this second half of 2006, while stock selection within the consumer discretionary and health care sectors detracted from returns. Over this same period, being overweight in the financials sector and underweight in the industrials sector led to the portfolio's overall sector allocation having a positive effect on performance.

      Top-contributing securities in the Series for this period included Cisco, NVIDIA, Continental Airlines and QLogic. Conversely, Valero Energy, Sierra
Health Services, Caterpillar and Ann Taylor Stores detracted from the portfolio's overall returns.

                                                                    JANUARY 2007

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                          PHOENIX CAPITAL GROWTH SERIES
                (FORMERLY PHOENIX-ENGEMANN CAPITAL GROWTH SERIES)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/06

                                           1 YEAR         5 YEARS     10 YEARS
------------------------------------------------------------------------------
Capital Growth Series                       3.22%           1.34%        1.61%
------------------------------------------------------------------------------
S&P 500(R) Index                           15.78%           6.19%        8.44%
------------------------------------------------------------------------------
Russell 1000(R) Growth Index                9.07%           2.69%        5.44%
------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 12/31/96. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

               GROWTH OF $10,000             PERIODS ENDING 12/31

[CHART OMITTED]
EDGAR REPRESENTATION OF DATA FOLLOWS:

                   Capital Growth Series        Russell 1000(R) Growth Index       S&P 500(R) Index
  12/31/96         $10,000                      $10,000                            $10,000
  12/31/97          12,107                       13,049                             13,338
  12/31/98          15,741                       18,099                             17,173
  12/31/99          20,412                       24,101                             20,803
  12/29/00          16,784                       18,697                             18,891
  12/31/01          10,981                       14,878                             16,648
  12/31/02           8,257                       10,730                             12,969
  12/31/03          10,444                       13,922                             16,692
  12/31/04          10,963                       14,799                             18,505
  12/30/05          11,370                       15,557                             19,417
  12/29/06          11,736                       16,991                             22,481

For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                          PHOENIX CAPITAL GROWTH SERIES
                (FORMERLY PHOENIX-ENGEMANN CAPITAL GROWTH SERIES)

ABOUT YOUR SERIES EXPENSES (UNAUDITED)
(FOR THE SIX-MONTH PERIOD OF JUNE 30, 2006 TO DECEMBER 31, 2006)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Capital Growth Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                              BEGINNING               ENDING          EXPENSES PAID
                                            ACCOUNT VALUE         ACCOUNT VALUE           DURING
         CAPITAL GROWTH SERIES              JUNE 30, 2006       DECEMBER 31, 2006        PERIOD*
----------------------------------------    -------------       -----------------     -------------
Actual                                       $ 1,000.00             $ 1,090.90           $ 4.82

Hypothetical (5% return before expenses)       1,000.00               1,020.53             4.67

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.92%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (184) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                          PHOENIX CAPITAL GROWTH SERIES
               (FORMERLY PHOENIX-ENGEMANN CAPITAL GROWTH SERIES)

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology                        24%
Health Care                                   15
Industrials                                   12
Consumer Discretionary                        11
Financials                                    10
Consumer Staples                               7
Energy                                         5
Other (includes short-term investments        16

                            SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2006

                                                       SHARES          VALUE
                                                     ----------   --------------
DOMESTIC COMMON STOCKS--97.9%
AEROSPACE & DEFENSE--3.1%
   Boeing Co. (The) ...............................       6,336   $      562,890
   Lockheed Martin Corp. ..........................      47,650        4,387,136
   Rockwell Collins, Inc. .........................     124,300        7,866,947
   United Technologies Corp. ......................      13,552          847,271
                                                                  --------------
                                                                      13,664,244
                                                                  --------------
AIRLINES--1.9%
   Continental Airlines, Inc. Class B(b)(c) .......     197,500        8,146,875
                                                                  --------------
APPAREL RETAIL--1.4%
   American Eagle Outfitters, Inc. ................     193,450        6,037,574
                                                                  --------------
APPLICATION SOFTWARE--2.7%
   Adobe Systems, Inc. (b) ........................      71,000        2,919,520
   BEA Systems, Inc. (b) ..........................     694,779        8,740,320
                                                                  --------------
                                                                      11,659,840
                                                                  --------------
ASSET MANAGEMENT & CUSTODY BANKS--2.8%
   Affiliated Managers Group, Inc. (b)(c) .........      26,900        2,827,997
   Northern Trust Corp. ...........................      86,200        5,231,478
   Nuveen Investments, Inc. Class A(c) ............      78,200        4,057,016
                                                                  --------------
                                                                      12,116,491
                                                                  --------------
BIOTECHNOLOGY--1.1%
   Amgen, Inc. (b) ................................       6,161          420,858
   Gilead Sciences, Inc. (b) ......................      63,882        4,147,858
                                                                  --------------
                                                                       4,568,716
                                                                  --------------
COMMUNICATIONS EQUIPMENT--6.6%
   Avaya, Inc. (b) ................................     205,400        2,871,492
   Cisco Systems, Inc. (b) ........................     522,046       14,267,517
   Motorola, Inc. .................................     538,050       11,062,308
   Qualcomm, Inc. .................................      15,745          595,004
                                                                  --------------
                                                                      28,796,321
                                                                  --------------
COMPUTER & ELECTRONICS RETAIL--0.5%
   Circuit City Stores, Inc. (c) ..................     106,600        2,023,268
                                                                  --------------
COMPUTER HARDWARE--1.8%
   Apple Computer, Inc. (b) .......................      11,900        1,009,596
   Hewlett-Packard Co. ............................     166,016        6,838,199
                                                                  --------------
                                                                       7,847,795
                                                                  --------------
COMPUTER STORAGE & PERIPHERALS--2.8%
   QLogic Corp. (b) ...............................     565,050       12,385,896
                                                                  --------------
CONSTRUCTION & FARM MACHINERY & HEAVY
TRUCKS--1.3%
   Caterpillar, Inc. ..............................      95,500        5,857,015
                                                                  --------------

                                                       SHARES          VALUE
                                                     ----------   --------------
DEPARTMENT STORES--4.1%
   Federated Department Stores, Inc. ..............     272,100   $   10,375,173
   Kohl's Corp. (b) ...............................      38,350        2,624,291
   Penney (J.C.) Co., Inc. ........................      60,734        4,698,382
                                                                  --------------
                                                                      17,697,846
                                                                  --------------
DIVERSIFIED COMMERCIAL & PROFESSIONAL
SERVICES--0.8%
   Equifax, Inc. ..................................      88,900        3,609,340
                                                                  --------------
DIVERSIFIED METALS & MINING--2.5%
   Freeport-McMoRan Copper & Gold, Inc. Class B
   (Indonesia) ....................................     194,500       10,839,485
                                                                  --------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.2%
   Emerson Electric Co. ...........................      15,274          673,431
                                                                  --------------
ENVIRONMENTAL & FACILITIES SERVICES--2.2%
   Allied Waste Industries, Inc. (b) ..............     202,300        2,486,267
   Covanta Holding Corp. (b) ......................     197,500        4,352,900
   Waste Management, Inc. .........................      71,943        2,645,344
                                                                  --------------
                                                                       9,484,511
                                                                  --------------
HEALTH CARE EQUIPMENT--0.7%
   Biomet, Inc. ...................................      71,950        2,969,377
                                                                  --------------
HEALTH CARE SERVICES--0.6%
   Express Scripts, Inc. (b) ......................      39,500        2,828,200
                                                                  --------------
HOUSEHOLD PRODUCTS--3.0%
   Colgate-Palmolive Co. ..........................      98,631        6,434,686
   Energizer Holdings, Inc. (b) ...................      41,700        2,960,283
   Procter & Gamble Co. (The) .....................      56,800        3,650,536
                                                                  --------------
                                                                      13,045,505
                                                                  --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--3.2%
   AES Corp. (The) (b) ............................     273,600        6,030,144
   TXU Corp. ......................................     148,600        8,055,606
                                                                  --------------
                                                                      14,085,750
                                                                  --------------
INDUSTRIAL CONGLOMERATES--1.4%
   General Electric Co. ...........................     164,000        6,102,440
                                                                  --------------
INDUSTRIAL GASES--0.6%
   Airgas, Inc. ...................................      62,100        2,516,292
                                                                  --------------
INDUSTRIAL MACHINERY--0.7%
   Danaher Corp. ..................................      40,100        2,904,844
                                                                  --------------
INTEGRATED OIL & GAS--2.6%
   Exxon Mobil Corp. ..............................      41,250        3,160,987
   Marathon Oil Corp. .............................      86,200        7,973,500
                                                                  --------------
                                                                      11,134,487
                                                                  --------------

                        See Notes to Financial Statements

                          PHOENIX CAPITAL GROWTH SERIES
                (FORMERLY PHOENIX-ENGEMANN CAPITAL GROWTH SERIES)

                                                       SHARES         VALUE
                                                     ----------   --------------
INTEGRATED TELECOMMUNICATION SERVICES--1.5%
   Citizens Communications Co. (c) ................     448,550   $    6,445,663
                                                                  --------------
INTERNET SOFTWARE & SERVICES--0.1%
   Google, Inc. Class A (b) .......................       1,400          644,672
                                                                  --------------
INVESTMENT BANKING & BROKERAGE--2.5%
   Charles Schwab Corp. (The) .....................     481,666        9,315,421
   Goldman Sachs Group, Inc. (The) ................       5,100        1,016,685
   Morgan Stanley .................................       9,270          754,856
                                                                  --------------
                                                                      11,086,962
                                                                  --------------
LEISURE PRODUCTS--1.4%
   Marvel Entertainment, Inc. (b)(c) ..............     220,300        5,928,273
                                                                  --------------
LIFE SCIENCES TOOLS & SERVICES--0.6%
   Waters Corp. (b) ...............................      55,800        2,732,526
                                                                  --------------
MANAGED HEALTH CARE--5.2%
   Aetna, Inc. ....................................      63,600        2,746,248
   Health Net, Inc. (b) ...........................      16,589          807,221
   Sierra Health Services, Inc. (b) ...............      76,500        2,757,060
   UnitedHealth Group, Inc. .......................     102,850        5,526,130
   WellCare Health Plans, Inc. (b) ................      97,550        6,721,195
   WellPoint, Inc. (b) ............................      51,000        4,013,190
                                                                  --------------
                                                                      22,571,044
                                                                  --------------
MOVIES & ENTERTAINMENT--2.2%
   News Corp. Class A .............................      37,792          811,772
   Walt Disney Co. (The) ..........................     250,050        8,569,214
                                                                  --------------
                                                                       9,380,986
                                                                  --------------
OIL & GAS EQUIPMENT & SERVICES--1.7%
   Baker Hughes, Inc. .............................      10,515          785,050
   BJ Services Co. ................................      15,747          461,702
   Halliburton Co. ................................      83,000        2,577,150
   Schlumberger Ltd. ..............................      56,900        3,593,804
                                                                  --------------
                                                                       7,417,706
                                                                  --------------
OIL & GAS REFINING & MARKETING--1.4%
   Valero Energy Corp. ............................     121,350        6,208,266
                                                                  --------------
PACKAGED FOODS & MEATS--1.9%
   Campbell Soup Co. (c) ..........................     216,650        8,425,518
                                                                  --------------
PHARMACEUTICALS--8.7%
   Abbott Laboratories ............................       6,212          302,586
   Johnson & Johnson ..............................       6,954          459,103
   King Pharmaceuticals, Inc. (b) .................     404,000        6,431,680
   Merck & Co., Inc. ..............................     196,250        8,556,500
   Mylan Laboratories, Inc. .......................     521,950       10,418,122
   Pfizer, Inc. ...................................     293,000        7,588,700
   Schering-Plough Corp. ..........................     149,900        3,543,636
   Wyeth ..........................................      13,718          698,521
                                                                  --------------
                                                                      37,998,848
                                                                  --------------
PROPERTY & CASUALTY INSURANCE--1.6%
   Berkley (W.R.) Corp. ...........................     202,300        6,981,373
                                                                  --------------
RAILROADS--0.1%
   Burlington Northern Santa Fe Corp. .............       5,417          399,829
                                                                  --------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.6%
   CB Richard Ellis Group, Inc. Class A (b) .......      79,550        2,641,060
                                                                  --------------

                                                       SHARES         VALUE
                                                     ----------   --------------
RESTAURANTS--1.6%
   Brinker International, Inc. ....................      87,600   $    2,642,016
   Yum! Brands, Inc. ..............................      71,500        4,204,200
                                                                  --------------
                                                                       6,846,216
                                                                  --------------
SEMICONDUCTOR EQUIPMENT--0.6%
   Lam Research Corp. (b) .........................      49,250        2,493,035
                                                                  --------------
SEMICONDUCTORS--5.2%
   Intel Corp. ....................................     166,750        3,376,688
   Micron Technology, Inc. (b) ....................     253,600        3,540,256
   National Semiconductor Corp. ...................     289,900        6,580,730
   NVIDIA Corp. (b) ...............................     114,850        4,250,598
   Texas Instruments, Inc. ........................     175,582        5,056,762
                                                                  --------------
                                                                      22,805,034
                                                                  --------------
SOFT DRINKS--2.1%
   Pepsi Bottling Group, Inc. (The) ...............     275,650        8,520,342
   PepsiCo, Inc. ..................................       7,139          446,544
                                                                  --------------
                                                                       8,966,886
                                                                  --------------
SPECIALIZED FINANCE--2.7%
   Moody's Corp. ..................................     170,500       11,774,730
                                                                  --------------
SPECIALTY STORES--1.1%
   Office Depot, Inc. (b) .........................     110,137        4,203,929
   PetSmart, Inc. .................................      20,256          584,588
                                                                  --------------
                                                                       4,788,517
                                                                  --------------
SYSTEMS SOFTWARE--5.9%
   Microsoft Corp. ................................     173,579        5,183,069
   Oracle Corp. (b) ...............................     797,600       13,670,864
   Symantec Corp. (b) .............................     326,650        6,810,652
                                                                  --------------
                                                                      25,664,585
                                                                  --------------
TRUCKING--0.6%
   Hunt (J.B.) Transport Services, Inc. (c) .......     122,850        2,551,595
                                                                  --------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $378,881,268) .............................      425,748,867
                                                                  --------------
TOTAL LONG TERM INVESTMENTS--97.9%
   (Identified Cost $378,881,268) .............................      425,748,867
                                                                  --------------
SHORT-TERM INVESTMENTS--7.7%
MONEY MARKET MUTUAL FUNDS--5.9%
   State Street Navigator Prime Plus
     (5.32% seven day effective yield)(e) .........  25,528,765       25,528,765
                                                                  --------------

                                                        PAR
                                                       VALUE
                                                       (000)
                                                     ----------
COMMERCIAL PAPER (d)--1.8%
   Lockhart Funding LLC 5.31%, 1/3/07 .............  $    3,730        3,728,900
   Old Line Funding LLC 5.33%, 1/4/07 .............       4,350        4,348,068
                                                                  --------------
                                                                       8,076,968
                                                                  --------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $33,605,733) ..............................       33,605,733
                                                                  --------------
TOTAL INVESTMENTS--105.6%
   (Identified cost $412,487,001) .............................      459,354,600(a)
   Other assets and liabilities, net--(5.6)% ..................      (24,228,259)
                                                                  --------------
NET ASSETS--100.0% ............................................   $  435,126,341
                                                                  ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $51,921,658 and gross depreciation of $7,694,171 for federal income tax purposes. At December 31, 2006, the aggregate cost of securities for federal income tax purposes was $415,127,113.

(b)   Non-income producing.

(c)   All or a portion of security is on loan.

(d)   The rate shown is the discount rate.

(e) Represents security purchased with cash collateral received for securities on loan.

                        See Notes to Financial Statements

                          PHOENIX CAPITAL GROWTH SERIES
                (FORMERLY PHOENIX-ENGEMANN CAPITAL GROWTH SERIES)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

ASSETS
Investment securities at value including $24,953,200 of
  securities on loan (Identified cost $412,487,001) ...........   $ 459,354,600
Cash ..........................................................             778
Receivables
   Investment securities sold .................................       1,613,418
   Dividends ..................................................         519,692
   Tax reclaims ...............................................           8,323
Prepaid expenses ..............................................          47,406
Other assets ..................................................          15,934
                                                                  -------------
     Total assets .............................................     461,560,151
                                                                  -------------
LIABILITIES
Payables
   Fund shares repurchased ....................................         436,286
   Upon return of securities loaned ...........................      25,528,765
   Investment advisory fee ....................................         255,690
   Administration fee .........................................          62,849
   Service fee ................................................          24,454
   Trustee deferred compensation plan .........................          15,934
   Trustees' fee ..............................................          14,082
   Other accrued expenses .....................................          95,750
                                                                  -------------
     Total liabilities ........................................      26,433,810
                                                                  -------------
NET ASSETS ....................................................   $ 435,126,341
                                                                  =============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...........   $ 695,085,362
   Undistributed net investment income ........................         218,501
   Accumulated net realized loss ..............................    (307,045,275)
   Net unrealized appreciation ................................      46,867,753
                                                                  -------------
NET ASSETS ....................................................   $ 435,126,341
                                                                  =============
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization .....................................      28,601,367
                                                                  =============
Net asset value and offering price per share ..................   $       15.21
                                                                  =============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME
   Dividends ..................................................   $   4,249,011
   Interest ...................................................         666,879
   Security lending ...........................................          22,436
   Foreign taxes withheld .....................................         (19,303)
                                                                  -------------
     Total investment income ..................................       4,919,023
                                                                  -------------
EXPENSES
   Investment advisory fee ....................................       2,853,191
   Financial agent fee ........................................         130,749
   Administration fee .........................................         180,184
   Service fee ................................................         272,819
   Printing ...................................................         167,836
   Trustees ...................................................          53,926
   Professional ...............................................          44,520
   Custodian ..................................................          40,697
   Miscellaneous ..............................................         112,074
                                                                  -------------
     Total expenses ...........................................       3,855,996
   Custodian fees paid indirectly .............................          (4,075)
                                                                  -------------
     Net expenses .............................................       3,851,921
                                                                  -------------
NET INVESTMENT INCOME (LOSS) ..................................       1,067,102
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ....................      49,350,627
   Net realized gain (loss) on foreign currency
     transactions .............................................          10,767
   Net change in unrealized appreciation (depreciation) on
     investments ..............................................     (39,918,158)
   Net change in unrealized appreciation (depreciation) on
     foreign currency translations ............................             154
                                                                  -------------
NET GAIN (LOSS) ON INVESTMENTS ................................       9,443,390
                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS ..................................................   $  10,510,492
                                                                  =============

                        See Notes to Financial Statements

                          PHOENIX CAPITAL GROWTH SERIES
                (FORMERLY PHOENIX-ENGEMANN CAPITAL GROWTH SERIES)

STATEMENT OF CHANGES IN NET ASSETS

                                                                              YEAR ENDED       YEAR ENDED
                                                                             DECEMBER 31,     DECEMBER 31,
                                                                                 2006             2005
                                                                            -------------    -------------
FROM OPERATIONS
   Net investment income (loss) .........................................   $   1,067,102    $     299,182
   Net realized gain (loss) .............................................      49,361,394       39,046,336
   Net change in unrealized appreciation (depreciation) .................     (39,918,004)     (25,108,817)
                                                                            -------------    -------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........      10,510,492       14,236,701
                                                                            -------------    -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ................................................        (859,368)        (300,910)
                                                                            -------------    -------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ............        (859,368)        (300,910)
                                                                            -------------    -------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (664,854 and 536,953 shares,
     respectively) ......................................................       9,730,940        7,493,062
   Net asset value of shares issued from reinvestment of distributions
     (56,185 and 20,185 shares, respectively) ...........................         859,368          300,910
   Proceeds from shares issued in conjunction with Plan of Reorganization
     (3,996,273 and 0 shares, respectively) (See Note 13) ...............      61,016,844               --
   Cost of shares repurchased (7,426,247 and 8,934,866 shares,
     respectively) ......................................................    (108,533,979)    (124,842,679)
                                                                            -------------    -------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ............     (36,926,827)    (117,048,707)
                                                                            -------------    -------------
   NET INCREASE (DECREASE) IN NET ASSETS ................................     (27,275,703)    (103,112,916)
NET ASSETS
   Beginning of period ..................................................     462,402,044      565,514,960
                                                                            -------------    -------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
     $218,501 AND $0, RESPECTIVELY] .....................................   $ 435,126,341    $ 462,402,044
                                                                            =============    =============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                   YEAR ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                    2006         2005         2004        2003        2002
                                                 ---------    ---------    ---------   ---------   ---------
Net asset value, beginning of period .........   $   14.77    $   14.25    $   13.69   $   10.84   $   14.41
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ..............        0.04(1)      0.01(1)      0.11        0.01        0.01
   Net realized and unrealized gain (loss) ...        0.43         0.52         0.57        2.85       (3.58)
                                                 ---------    ---------    ---------   ---------   ---------
     Total from investment operations ........        0.47         0.53         0.68        2.86       (3.57)
                                                 ---------    ---------    ---------   ---------   ---------
LESS DISTRIBUTIONS
   Dividends from net investment income ......       (0.03)       (0.01)       (0.12)      (0.01)         --
                                                 ---------    ---------    ---------   ---------   ---------
     TOTAL DISTRIBUTIONS .....................       (0.03)       (0.01)       (0.12)      (0.01)         --
                                                 ---------    ---------    ---------   ---------   ---------
CHANGE IN NET ASSET VALUE ....................        0.44         0.52         0.56        2.85       (3.57)
                                                 ---------    ---------    ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD ...............   $   15.21    $   14.77    $   14.25   $   13.69   $   10.84
                                                 =========    =========    =========   =========   =========
Total return .................................        3.22%        3.71%        4.97%      26.49%     (24.81)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) .....   $ 435,126    $ 462,402    $ 565,515   $ 632,025   $ 571,076
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses ........................        0.92%        0.89%        0.87%       0.85%       0.75%
   Net investment income (loss) ..............        0.25%        0.06%        0.72%       0.07%       0.08%
Portfolio turnover ...........................         182%          73%          50%         41%        115%

(1)   Computed using average shares outstanding.

                        See Notes to Financial Statements

                        PHOENIX GROWTH AND INCOME SERIES
              (FORMERLY PHOENIX-ENGEMANN GROWTH AND INCOME SERIES)

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE PHOENIX GROWTH AND INCOME SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2006?

A: For the 12 month reporting period the Series returned 17.18%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 15.78%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: Equity markets in the United States posted positive returns for calendar year 2006 in an environment of increasing economic growth, rising earnings and relatively low interest rates. The Series' benchmark, the Standard & Poor's 500(R) Index, a representative index for large-capitalization stocks, returned 15.78% for the 12-month period ended December 31, 2006. The small-cap benchmark, Russell 2000(R) Index, returned a slightly higher 18.37% for the same time frame. In terms of style indices, value stocks significantly outperformed their growth counterparts for the fiscal year: The Russell 1000(R) Value Index returned 22.25%, while the Russell 1000(R) Growth Index gained 9.07%. Interestingly, although the returns noted above are impressive, the greatest advances came from overseas stocks. The broad-based MSCI EAFE(R) Index posted a double-digit gain of 26.86%.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: Performance for the Series' fiscal year was favorable. The Growth and Income Series returned 17.18%. The investment portfolio return was 140 basis points higher than the 15.78% total return of the Series' benchmark, the Standard & Poor's 500 Index.

      The Series benefited the most from sector positioning in information technology, consumer staples and financial services. Conversely, the Series' sector positioning in materials, utilities and industrials had an adverse impact on its performance relative to the benchmark. The top five individual stock contributors were ExxonMobil, Cisco Systems, AT&T, Bank of America and JP Morgan Chase. The five greatest detractors from the Series' performance were Intel, Dell, Advanced Micro Devices, Bausch & Lomb and Motorola.

                                                                    JANUARY 2007

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                        PHOENIX GROWTH AND INCOME SERIES
              (FORMERLY PHOENIX-ENGEMANN GROWTH AND INCOME SERIES)

              AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/06

                                                              FROM
                                                            INCEPTION
                                                            3/2/98 TO
                                         1 YEAR   5 YEARS   12/31/06
              -------------------------------------------------------
              Growth and Income Series   17.18%    6.03%      5.61%
              -------------------------------------------------------
              S&P 500(R) Index           15.78%    6.19%      5.14%
              -------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 3/2/98 (inception of the series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

               GROWTH OF $10,000             PERIODS ENDING 12/31

[CHART OMITTED]
EDGAR REPRESENTATION OF DATA FOLLOWS:

                   Growth and Income Series        S&P 500(R) Index
  3/2/98           $10,000                         $10,000
  12/31/98          12,045                          11,895
  12/31/99          14,093                          14,409
  12/29/00          13,162                          13,086
  12/31/01          12,087                          11,532
  12/31/02           9,366                           8,983
  12/31/03          11,938                          11,562
  12/31/04          13,189                          12,818
  12/30/05          13,822                          13,450
  12/29/06          16,197                          15,572

For information regarding the index, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                        PHOENIX GROWTH AND INCOME SERIES
              (FORMERLY PHOENIX-ENGEMANN GROWTH AND INCOME SERIES)

ABOUT YOUR SERIES EXPENSES (UNAUDITED)
(FOR THE SIX-MONTH PERIOD OF JUNE 30, 2006 TO DECEMBER 31, 2006)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Growth and Income Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                             BEGINNING          ENDING         EXPENSES PAID
                                           ACCOUNT VALUE     ACCOUNT VALUE        DURING
        GROWTH AND INCOME SERIES           JUNE 30, 2006   DECEMBER 31, 2006      PERIOD*
----------------------------------------   -------------   -----------------   -------------
Actual                                       $1,000.00         $1,135.00           $5.11

Hypothetical (5% return before expenses)      1,000.00          1,020.36            4.85

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.88%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (184) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                        PHOENIX GROWTH AND INCOME SERIES
              (FORMERLY PHOENIX-ENGEMANN GROWTH AND INCOME SERIES)

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                               25%
Information Technology                   15
Health Care                              12
Industrials                              11
Consumer Discretionary                   11
Energy                                   11
Consumer Staples                          6
Other (includes short-term investments)   9

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2006

                                                        SHARES        VALUE
                                                       -------   ------------
DOMESTIC COMMON STOCKS--97.5%
AEROSPACE & DEFENSE--3.5%
   General Dynamics Corp. .........................      5,200   $    386,620
   Honeywell International, Inc. ..................     19,300        873,132
   Lockheed Martin Corp. ..........................     13,400      1,233,738
   Northrop Grumman Corp. .........................      9,000        609,300
   Raytheon Co. ...................................     10,200        538,560
   United Technologies Corp. ......................     35,300      2,206,956
                                                                 ------------
                                                                    5,848,306
                                                                 ------------
AIR FREIGHT & LOGISTICS--0.4%
   FedEx Corp. ....................................      4,200        456,204
   United Parcel Service, Inc. Class B ............      3,000        224,940
                                                                 ------------
                                                                      681,144
                                                                 ------------
AIRLINES--0.3%
   AMR Corp. (b) ..................................      7,000        211,610
   Southwest Airlines Co. .........................     19,800        303,336
                                                                 ------------
                                                                      514,946
                                                                 ------------
APPAREL RETAIL--0.4%
   Gap, Inc. (The) ................................     31,500        614,250
                                                                 ------------
APPAREL, ACCESSORIES & LUXURY GOODS--0.3%
   VF Corp. .......................................      5,700        467,856
                                                                 ------------
ASSET MANAGEMENT & CUSTODY BANKS--2.0%
   Bank of New York Co., Inc. (The) ...............     18,100        712,597
   Federated Investors, Inc. Class B ..............      9,800        331,044
   Franklin Resources, Inc. .......................      5,700        627,969
   Mellon Financial Corp. .........................      3,000        126,450
   Northern Trust Corp. ...........................     14,300        867,867
   State Street Corp. .............................     10,300        694,632
                                                                 ------------
                                                                    3,360,559
                                                                 ------------
AUTOMOBILE MANUFACTURERS--0.4%
   General Motors Corp. ...........................     19,300        592,896
                                                                 ------------
BIOTECHNOLOGY--0.9%
   Biogen Idec, Inc. (b) ..........................     10,300        506,657
   Cephalon, Inc. (b) .............................      9,600        675,936
   Millennium Pharmaceuticals, Inc. (b) ...........     23,700        258,330
                                                                 ------------
                                                                    1,440,923
                                                                 ------------
BREWERS--0.8%
   Anheuser-Busch Cos., Inc. ......................     19,600        964,320
   Molson Coors Brewing Co. Class B ...............      5,600        428,064
                                                                 ------------
                                                                    1,392,384
                                                                 ------------
BROADCASTING & CABLE TV--1.0%
   CBS Corp. Class B ..............................     51,900      1,618,242
                                                                 ------------

                                                        SHARES       VALUE
                                                       -------   ------------
BUILDING PRODUCTS--0.4%
   Masco Corp. ....................................     18,100   $    540,647
   USG Corp. (b) ..................................      2,100        115,080
                                                                 ------------
                                                                      655,727
                                                                 ------------
COMMERCIAL PRINTING--0.3%
   Donnelley (R.R.) & Sons Co. ....................     14,400        511,776
                                                                 ------------
COMMUNICATIONS EQUIPMENT--3.2%
   Avaya, Inc. (b) ................................     17,000        237,660
   Cisco Systems, Inc. (b) ........................    116,200      3,175,746
   Harris Corp. ...................................      5,900        270,574
   Motorola, Inc. .................................     76,000      1,562,560
   Tellabs, Inc. (b) ..............................     15,000        153,900
                                                                 ------------
                                                                    5,400,440
                                                                 ------------
COMPUTER HARDWARE--4.3%
   Dell, Inc. (b) .................................     42,000      1,053,780
   Hewlett-Packard Co. ............................     59,700      2,459,043
   International Business Machines Corp. ..........     36,600      3,555,690
   Sun Microsystems, Inc. (b) .....................     29,500        159,890
                                                                 ------------
                                                                    7,228,403
                                                                 ------------
COMPUTER STORAGE & PERIPHERALS--0.7%
   EMC Corp. (b) ..................................     27,900        368,280
   Emulex Corp. (b) ...............................     18,000        351,180
   Lexmark International, Inc. Class A(b) .........      5,300        387,960
                                                                 ------------
                                                                    1,107,420
                                                                 ------------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS--0.5%
   PACCAR, Inc. ...................................      8,000        519,200
   Toro Co. (The) .................................      7,700        359,051
                                                                 ------------
                                                                      878,251
                                                                 ------------
CONSUMER ELECTRONICS--0.1%
   Harman International Industries, Inc. ..........      1,900        189,829
                                                                 ------------
CONSUMER FINANCE--1.1%
   American Express Co. ...........................     22,100      1,340,807
   Capital One Financial Corp. ....................      6,100        468,602
                                                                 ------------
                                                                    1,809,409
                                                                 ------------
DATA PROCESSING & OUTSOURCED SERVICES--1.0%
   Automatic Data Processing, Inc. ................     14,100        694,425
   Computer Sciences Corp. (b) ....................      2,800        149,436
   Fiserv, Inc. (b) ...............................     15,000        786,300
                                                                 ------------
                                                                    1,630,161
                                                                 ------------
DEPARTMENT STORES--2.2%
   Federated Department Stores, Inc. ..............     30,000      1,143,900
   Nordstrom, Inc. ................................     24,300      1,198,962

                        See Notes to Financial Statements

                        PHOENIX GROWTH AND INCOME SERIES
              (FORMERLY PHOENIX-ENGEMANN GROWTH AND INCOME SERIES)

                                                       SHARES        VALUE
                                                      --------   ------------
DEPARTMENT STORES--CONTINUED
   Penney (J.C.) Co., Inc. ........................     17,200   $  1,330,592
                                                                 ------------
                                                                    3,673,454
                                                                 ------------
DIVERSIFIED BANKS--3.2%
   Comerica, Inc. .................................      7,100        416,628
   U.S. Bancorp ...................................     15,700        568,183
   Wachovia Corp. .................................     51,500      2,932,925
   Wells Fargo & Co. ..............................     42,500      1,511,300
                                                                 ------------
                                                                    5,429,036
                                                                 ------------
DIVERSIFIED CHEMICALS--0.4%
   Dow Chemical Co. (The) .........................     14,600        583,124
   PPG Industries, Inc. ...........................      2,200        141,262
                                                                 ------------
                                                                      724,386
                                                                 ------------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--0.2%
   Dun & Bradstreet Corp. (b) .....................      5,000        413,950
                                                                 ------------
DIVERSIFIED METALS & MINING--0.4%
   Freeport-McMoRan Copper & Gold, Inc. Class B
     (Indonesia)(c) ...............................     10,900        607,457
                                                                 ------------
ELECTRIC UTILITIES--0.3%
   PPL Corp. ......................................     13,100        469,504
                                                                 ------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.8%
   Emerson Electric Co. ...........................     31,800      1,402,062
                                                                 ------------
ELECTRONIC EQUIPMENT MANUFACTURERS--0.2%
   Agilent Technologies, Inc. (b) .................     11,400        397,290
                                                                 ------------
ELECTRONIC MANUFACTURING SERVICES--0.1%
   Sanmina-SCI Corp. (b) ..........................     47,900        165,255
                                                                 ------------
ENVIRONMENTAL & FACILITIES SERVICES--0.1%
   Covanta Holding Corp. (b) ......................      5,300        116,812
                                                                 ------------
FOOD RETAIL--0.3%
   Kroger Co. (The) ...............................     20,100        463,707
                                                                 ------------
FOOTWEAR--0.5%
   Nike, Inc. Class B .............................      8,300        821,949
                                                                 ------------
GENERAL MERCHANDISE STORES--0.2%
   Family Dollar Stores, Inc. .....................     11,700        343,161
                                                                 ------------
HEALTH CARE DISTRIBUTORS--1.0%
   Cardinal Health, Inc. ..........................     10,900        702,287
   McKesson Corp. .................................     18,000        912,600
                                                                 ------------
                                                                    1,614,887
                                                                 ------------
HEALTH CARE EQUIPMENT--1.2%
   Baxter International, Inc. .....................     17,500        811,825
   Becton, Dickinson & Co. ........................     17,800      1,248,670
                                                                 ------------
                                                                    2,060,495
                                                                 ------------
HEALTH CARE SERVICES--0.4%
   Caremark Rx, Inc. ..............................      8,500        485,435
   Medco Health Solutions, Inc. (b) ...............      4,900        261,856
                                                                 ------------
                                                                      747,291
                                                                 ------------
HEALTH CARE TECHNOLOGY--0.3%
   Emdeon Corp. (b) ...............................     43,000        532,770
                                                                 ------------
HOME IMPROVEMENT RETAIL--1.6%
   Home Depot, Inc. (The) .........................     33,900      1,361,424
   Sherwin-Williams Co. (The) .....................     19,500      1,239,810
                                                                 ------------
                                                                    2,601,234
                                                                 ------------
HOUSEHOLD APPLIANCES--0.1%
   Whirlpool Corp. ................................      2,800        232,456
                                                                 ------------
HOUSEHOLD PRODUCTS--1.0%
   Colgate-Palmolive Co. ..........................      4,100        267,484

                                                       SHARES       VALUE
                                                      --------   ------------

HOUSEHOLD PRODUCTS--CONTINUED
   Kimberly-Clark Corp. ...........................     21,000   $  1,426,950
                                                                 ------------
                                                                    1,694,434
                                                                 ------------
HOUSEWARES & SPECIALTIES--0.4%
   Newell Rubbermaid, Inc. ........................     25,800        746,910
                                                                 ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.8%
   Constellation Energy Group, Inc. ...............     10,900        750,683
   Dynegy, Inc. Class A(b) ........................     28,300        204,892
   TXU Corp. ......................................      7,300        395,733
                                                                 ------------
                                                                    1,351,308
                                                                 ------------
INDUSTRIAL CONGLOMERATES--1.8%
   3M Co. .........................................      3,200        249,376
   General Electric Co. ...........................     74,200      2,760,982
                                                                 ------------
                                                                    3,010,358
                                                                 ------------
INDUSTRIAL MACHINERY--1.0%
   Dover Corp. ....................................      4,100        200,982
   Eaton Corp. ....................................     15,100      1,134,614
   Parker-Hannifin Corp. ..........................      4,300        330,584
                                                                 ------------
                                                                    1,666,180
                                                                 ------------
INSURANCE BROKERS--0.2%
   AON Corp. ......................................      7,800        275,652
                                                                 ------------
INTEGRATED OIL & GAS--8.8%
   Chevron Corp. ..................................     27,400      2,014,722
   ConocoPhillips .................................     21,300      1,532,535
   Exxon Mobil Corp. ..............................    105,100      8,053,813
   Marathon Oil Corp. .............................      5,000        462,500
   Occidental Petroleum Corp. .....................     56,300      2,749,129
                                                                 ------------
                                                                   14,812,699
                                                                 ------------
INTEGRATED TELECOMMUNICATION SERVICES--4.5%
   AT&T, Inc. .....................................     81,300      2,906,475
   BellSouth Corp. ................................     19,400        913,934
   Citizens Communications Co. ....................     52,900        760,173
   Qwest Communications International, Inc. (b) ...     83,300        697,221
   Verizon Communications, Inc. ...................     58,600      2,182,264
                                                                 ------------
                                                                    7,460,067
                                                                 ------------
INTERNET RETAIL--0.4%
   Expedia, Inc. (b) ..............................     13,400        281,132
   IAC/InterActiveCorp. (b) .......................     11,200        416,192
                                                                 ------------
                                                                      697,324
                                                                 ------------
INVESTMENT BANKING & BROKERAGE--2.2%
   Charles Schwab Corp. (The) .....................     19,000        367,460
   Merrill Lynch & Co., Inc. ......................     26,600      2,476,460
   Morgan Stanley .................................     10,800        879,444
                                                                 ------------
                                                                    3,723,364
                                                                 ------------
LIFE & HEALTH INSURANCE--3.7%
   AFLAC, Inc. ....................................     13,500        621,000
   Lincoln National Corp. .........................     17,500      1,162,000
   MetLife, Inc. ..................................     38,000      2,242,380
   Principal Financial Group, Inc. (The) ..........     15,000        880,500
   Protective Life Corp. ..........................      2,200        104,500
   Prudential Financial, Inc. .....................     11,600        995,976
   StanCorp Financial Group, Inc. .................      2,500        112,625
                                                                 ------------
                                                                    6,118,981
                                                                 ------------
LIFE SCIENCES TOOLS & SERVICES--0.6%
   PerkinElmer, Inc. ..............................     12,300        273,429
   Thermo Fisher Scientific(b) ....................     17,400        788,046
                                                                 ------------
                                                                    1,061,475
                                                                 ------------
MANAGED HEALTH CARE--2.3%
   Aetna, Inc. ....................................     21,000        906,780
   CIGNA Corp. ....................................      4,600        605,222

                        See Notes to Financial Statements

                        PHOENIX GROWTH AND INCOME SERIES
              (FORMERLY PHOENIX-ENGEMANN GROWTH AND INCOME SERIES)

                                                       SHARES        VALUE
                                                      --------   ------------
MANAGED HEALTH CARE--CONTINUED
   UnitedHealth Group, Inc. .......................     25,100   $  1,348,623
   WellPoint, Inc. (b) ............................     13,500      1,062,315
                                                                 ------------
                                                                    3,922,940
                                                                 ------------
MORTGAGE REITS--0.1%
   American Home Mortgage Investment Corp. ........      6,800        238,816
                                                                 ------------
MOTORCYCLE MANUFACTURERS--0.1%
   Harley-Davidson, Inc. ..........................      2,900        204,363
                                                                 ------------
MOVIES & ENTERTAINMENT--1.6%
   Time Warner, Inc. ..............................     66,800      1,454,904
   Viacom, Inc. Class B(b) ........................      9,000        369,270
   Walt Disney Co. (The) ..........................     17,300        592,871
   Warner Music Group Corp. .......................     11,500        263,925
                                                                 ------------
                                                                    2,680,970
                                                                 ------------
MULTI-LINE INSURANCE--0.4%
   American International Group, Inc. .............      5,900        422,794
   Hartford Financial Services Group, Inc. (The) ..      2,000        186,620
   Unitrin, Inc. ..................................      2,100        105,231
                                                                 ------------
                                                                      714,645
                                                                 ------------
OIL & GAS DRILLING--0.6%
   Grey Wolf, Inc. (b) ............................     56,700        388,962
   Pride International, Inc. (b) ..................      8,800        264,088
   TODCO(b) .......................................      9,200        314,364
                                                                 ------------
                                                                      967,414
                                                                 ------------
OIL & GAS EQUIPMENT & SERVICES--0.8%
   Halliburton Co. ................................     25,300        785,565
   National Oilwell Varco, Inc. (b) ...............      2,300        140,714
   Tidewater, Inc. ................................      8,000        386,880
                                                                 ------------
                                                                    1,313,159
                                                                 ------------
OIL & GAS EXPLORATION & PRODUCTION--0.2%
   Devon Energy Corp. .............................      3,700        248,196
                                                                 ------------
OIL & GAS REFINING & MARKETING--0.2%
   Sunoco, Inc. ...................................      4,100        255,676
                                                                 ------------
OTHER DIVERSIFIED FINANCIAL SERVICES--7.2%
   Bank of America Corp. ..........................    106,700      5,696,713
   Citigroup, Inc. ................................     49,800      2,773,860
   JPMorgan Chase & Co. ...........................     75,600      3,651,480
                                                                 ------------
                                                                   12,122,053
                                                                 ------------
PACKAGED FOODS & MEATS--1.6%
   Campbell Soup Co. ..............................     15,800        614,462
   ConAgra Foods, Inc. ............................     24,000        648,000
   General Mills, Inc. ............................     13,700        789,120
   Heinz (H.J.) Co. ...............................     14,900        670,649
                                                                 ------------
                                                                    2,722,231
                                                                 ------------
PERSONAL PRODUCTS--0.7%
   Estee Lauder Cos., Inc. (The) Class A ..........     19,100        779,662
   NBTY, Inc. (b) .................................      8,600        357,502
                                                                 ------------
                                                                    1,137,164
                                                                 ------------
PHARMACEUTICALS--6.5%
   Abbott Laboratories ............................     27,400      1,334,654
   Barr Pharmaceuticals, Inc. (b) .................      6,200        310,744
   Endo Pharmaceuticals Holdings, Inc. (b) ........      9,400        259,252
   Forest Laboratories, Inc. (b) ..................      2,000        101,200
   Johnson & Johnson ..............................     58,900      3,888,578
   Merck & Co., Inc. ..............................     21,000        915,600
   Pfizer, Inc. ...................................    132,100      3,421,390
   Watson Pharmaceuticals, Inc. (b) ...............      4,100        106,723
   Wyeth ..........................................     11,100        565,212
                                                                 ------------
                                                                   10,903,353
                                                                 ------------

                                                       SHARES        VALUE
                                                      --------   ------------
PROPERTY & CASUALTY INSURANCE--2.8%
   Allstate Corp. (The) ...........................     36,300   $  2,363,493
   Philadelphia Consolidated Holding Co. (b) ......      3,000        133,680
   Progressive Corp. (The) ........................     17,100        414,162
   St. Paul Travelers Cos., Inc. (The) ............     31,600      1,696,604
                                                                 ------------
                                                                    4,607,939
                                                                 ------------
RAILROADS--0.4%
   Burlington Northern Santa Fe Corp. .............      3,700        273,097
   Norfolk Southern Corp. .........................      8,000        402,320
                                                                 ------------
                                                                      675,417
                                                                 ------------
REGIONAL BANKS--0.9%
   Bank of Hawaii Corp. ...........................      6,000        323,700
   KeyCorp ........................................     13,900        528,617
   National City Corp. ............................      4,000        146,240
   SunTrust Banks, Inc. ...........................      2,700        228,015
   Synovus Financial Corp. ........................      7,200        221,976
                                                                 ------------
                                                                    1,448,548
                                                                 ------------
RESIDENTIAL REITS--0.2%
   Archstone-Smith Trust ..........................      4,400        256,124
                                                                 ------------
RESTAURANTS--1.5%
   McDonald's Corp. ...............................     41,000      1,817,530
   Yum! Brands, Inc. ..............................     13,100        770,280
                                                                 ------------
                                                                    2,587,810
                                                                 ------------
SEMICONDUCTOR EQUIPMENT--0.5%
   Lam Research Corp. (b) .........................      5,100        258,162
   Novellus Systems, Inc. (b) .....................     11,300        388,946
   Teradyne, Inc. (b) .............................     16,700        249,832
                                                                 ------------
                                                                      896,940
                                                                 ------------
SEMICONDUCTORS--2.0%
   Advanced Micro Devices, Inc. (b) ...............     13,000        264,550
   Atmel Corp. (b) ................................     41,400        250,470
   Integrated Device Technology, Inc. (b) .........     15,500        239,940
   Intel Corp. ....................................     40,500        820,125
   LSI Logic Corp. (b) ............................     28,400        255,600
   National Semiconductor Corp. ...................     11,200        254,240
   ON Semiconductor Corp. (b) .....................     32,200        243,754
   Texas Instruments, Inc. ........................     33,800        973,440
                                                                 ------------
                                                                    3,302,119
                                                                 ------------
SOFT DRINKS--1.1%
   Coca-Cola Co. (The) ............................     25,400      1,225,550
   Pepsi Bottling Group, Inc. (The) ...............     22,300        689,293
                                                                 ------------
                                                                    1,914,843
                                                                 ------------
SPECIALIZED REITS--0.2%
   FelCor Lodging Trust, Inc. .....................     12,400        270,816
                                                                 ------------
SPECIALTY CHEMICALS--0.1%
   Rohm and Haas Co. ..............................      4,400        224,928
                                                                 ------------
SPECIALTY STORES--0.1%
   Barnes & Noble, Inc. ...........................      3,000        119,130
                                                                 ------------
STEEL--0.2%
   Chaparral Steel Co. ............................      3,200        141,664
   Nucor Corp. ....................................      1,500         81,990
   United States Steel Corp. ......................      1,700        124,338
                                                                 ------------
                                                                      347,992
                                                                 ------------
SYSTEMS SOFTWARE--3.2%
   BMC Software, Inc. (b) .........................     10,000        322,000
   Microsoft Corp. ................................    116,100      3,466,746
   Oracle Corp. (b) ...............................     80,200      1,374,628
   Symantec Corp. (b) .............................      6,800        141,780
                                                                 ------------
                                                                    5,305,154
                                                                 ------------

                        See Notes to Financial Statements

                        PHOENIX GROWTH AND INCOME SERIES
              (FORMERLY PHOENIX-ENGEMANN GROWTH AND INCOME SERIES)

                                                       SHARES        VALUE
                                                      --------   ------------
TECHNOLOGY DISTRIBUTORS--0.1%
   Arrow Electronics, Inc. (b) ....................      7,800   $    246,090
                                                                 ------------
TOBACCO--0.9%
   Altria Group, Inc. .............................      1,400        120,148
   Loews Corp. - Carolina Group ...................     16,400      1,061,408
   Reynolds American, Inc. ........................      4,800        314,256
                                                                 ------------
                                                                    1,495,812
                                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES--0.5%
   Sprint Nextel Corp. ............................     46,600        880,274
                                                                 ------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $124,328,169) .................               163,389,746
                                                                 ------------
FOREIGN COMMON STOCKS(c)--1.3%
INDUSTRIAL CONGLOMERATES--0.4%
   Tyco International Ltd. (United States) ........     18,400        559,360
                                                                 ------------
INDUSTRIAL MACHINERY--0.9%
   Ingersoll-Rand Co. Ltd. Class A
      (United States) .............................     39,600      1,549,548
                                                                 ------------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $1,341,767) ..............................      2,108,908
                                                                 ------------
TOTAL LONG TERM INVESTMENTS--98.8%
   (Identified Cost $125,669,936) ............................    165,498,654
                                                                 ------------

                                                        PAR
                                                       VALUE
                                                       (000)
                                                      --------
SHORT-TERM INVESTMENTS--1.2%

FEDERAL AGENCY SECURITIES(d)--1.2%
   FHLB 4.80%, 1/3/07 .............................   $  2,015      2,014,463
                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $2,014,463) ..............................      2,014,463
                                                                 ------------
TOTAL INVESTMENTS--100.0%
   (Identified cost $127,684,399) ............................    167,513,117(a)
   Other assets and liabilities, net--0.0% ...................         16,351
                                                                 ------------
NET ASSETS--100.0% ...........................................   $167,529,468
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $41,440,311 and gross depreciation of $2,220,707 for federal income tax purposes. At December 31, 2006, the aggregate cost of securities for federal income tax purposes was $128,293,513.

(b)   Non-income producing.

(c) A common stock is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G "Foreign Security Country Determination" in the Notes to Financial Statements.

(d)   The rate shown is the discount rate.

                        See Notes to Financial Statements

                        PHOENIX GROWTH AND INCOME SERIES
              (FORMERLY PHOENIX-ENGEMANN GROWTH AND INCOME SERIES)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

ASSETS
Investment securities at value (Identified cost $127,684,399) ..........................   $ 167,513,117
Cash ...................................................................................           3,412
Receivables
   Dividends ...........................................................................         193,506
   Fund shares sold ....................................................................          28,195
Prepaid expenses .......................................................................          17,118
Other assets ...........................................................................           6,014
                                                                                           -------------
      Total assets .....................................................................     167,761,362
                                                                                           -------------
LIABILITIES
Payables
   Fund shares repurchased .............................................................          27,277
   Investment advisory fee .............................................................         107,864
   Administration fee ..................................................................          21,707
   Professional fee ....................................................................          27,271
   Printing fee ........................................................................          17,340
   Service fee .........................................................................           9,231
   Trustee deferred compensation plan ..................................................           6,014
   Trustees' fee .......................................................................           4,985
   Other accrued expenses ..............................................................          10,205
                                                                                           -------------
      Total liabilities ................................................................         231,894
                                                                                           -------------
NET ASSETS .............................................................................   $ 167,529,468
                                                                                           =============

NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ....................................   $ 135,605,464
   Undistributed net investment income .................................................          42,067
   Accumulated net realized loss .......................................................      (7,946,781)
   Net unrealized appreciation .........................................................      39,828,718
                                                                                           -------------
NET ASSETS .............................................................................   $ 167,529,468
                                                                                           =============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization .......      11,541,906
                                                                                           =============
Net asset value and offering price per share ...........................................   $       14.51
                                                                                           =============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME
   Dividends ...........................................................................   $   2,995,722
   Interest ............................................................................          76,726
                                                                                           -------------
      Total investment income ..........................................................       3,072,448
                                                                                           -------------
EXPENSES
   Investment advisory fee .............................................................       1,031,566
   Financial agent fee .................................................................          51,458
   Administration fee ..................................................................          65,224
   Service fee .........................................................................          95,789
   Printing ............................................................................          58,336
   Professional ........................................................................          32,481
   Custodian ...........................................................................          32,011
   Trustees ............................................................................          24,584
   Miscellaneous .......................................................................          38,198
                                                                                           -------------
      Total expenses ...................................................................       1,429,647
   Less expenses reimbursed by investment advisor ......................................         (82,407)
   Custodian fees paid indirectly ......................................................            (204)
                                                                                           -------------
      Net expenses .....................................................................       1,347,036
                                                                                           -------------
NET INVESTMENT INCOME (LOSS) ...........................................................       1,725,412
                                                                                           -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments .............................................       3,644,817
   Net change in unrealized appreciation (depreciation) on investments .................      18,508,347
   Net change in unrealized appreciation (depreciation) on foreign currency
     translations ......................................................................              15
                                                                                           -------------
NET GAIN (LOSS) ON INVESTMENTS .........................................................      22,153,179
                                                                                           -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........................   $  23,878,591
                                                                                           =============

                        See Notes to Financial Statements

                        PHOENIX GROWTH AND INCOME SERIES
              (FORMERLY PHOENIX-ENGEMANN GROWTH AND INCOME SERIES)

STATEMENT OF CHANGES IN NET ASSETS


                                                                                  YEAR ENDED      YEAR ENDED
                                                                                 DECEMBER 31,    DECEMBER 31,
                                                                                     2006           2005
                                                                                -------------   -------------
FROM OPERATIONS
   Net investment income (loss) .............................................   $   1,725,412   $   1,512,840
   Net realized gain (loss) .................................................       3,644,817       6,004,215
   Net change in unrealized appreciation (depreciation) .....................      18,508,362        (720,107)
                                                                                -------------   -------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..............      23,878,591       6,796,948
                                                                                -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ....................................................      (1,683,345)     (1,525,408)
                                                                                -------------   -------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ................      (1,683,345)     (1,525,408)
                                                                                -------------   -------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (631,001 and 1,171,916 shares, respectively)       8,363,521      14,172,647
   Net asset value of shares issued from reinvestment of distributions
     (122,293 and 123,493 shares, respectively) .............................       1,683,345       1,525,408
   Proceeds from shares issued in conjunction with Plan of Reorganization
     (835,783 and 0 shares, respectively) (See Note 13) .....................      11,722,358              --
   Cost of shares repurchased (1,313,432 and 2,420,852 shares, respectively)      (17,472,562)    (29,541,479)
                                                                                -------------   -------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ................       4,296,662     (13,843,424)
                                                                                -------------   -------------
   NET INCREASE (DECREASE) IN NET ASSETS ....................................      26,491,908      (8,571,884)
NET ASSETS
   Beginning of period ......................................................     141,037,560     149,609,444
                                                                                -------------   -------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
     OF $42,067 AND $0, RESPECTIVELY] .......................................   $ 167,529,468   $ 141,037,560
                                                                                =============   =============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                    YEAR ENDED DECEMBER 31,
                                                  ----------------------------------------------------------
                                                    2006          2005         2004         2003      2002
                                                  --------      --------     --------     --------   -------
Net asset value, beginning of period ..........   $  12.52      $  12.07     $  11.06     $   8.77   $ 11.42
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ...............       0.16(1)       0.13(1)      0.13(1)      0.11      0.08
   Net realized and unrealized gain (loss) ....       1.98          0.45         1.02         2.29     (2.65)
                                                  --------      --------     --------     --------   -------
      TOTAL FROM INVESTMENT OPERATIONS ........       2.14          0.58         1.15         2.40     (2.57)
                                                  --------      --------     --------     --------   -------
LESS DISTRIBUTIONS
   Dividends from net investment income .......      (0.15)        (0.13)       (0.14)       (0.11)    (0.08)
   Distributions from net realized gains ......         --            --           --           --        --
                                                  --------      --------     --------     --------   -------
      TOTAL DISTRIBUTIONS .....................      (0.15)        (0.13)       (0.14)       (0.11)    (0.08)
                                                  --------      --------     --------     --------   -------
CHANGE IN NET ASSET VALUE .....................       1.99          0.45         1.01         2.29     (2.65)
                                                  --------      --------     --------     --------   -------
NET ASSET VALUE, END OF PERIOD ................   $  14.51      $  12.52     $  12.07     $  11.06   $  8.77
                                                  ========      ========     ========     ========   =======
Total return ..................................      17.18%         4.80%       10.48%       27.46%   (22.51)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) ......   $167,529      $141,038     $149,609     $107,718   $80,824
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses .....................       0.91%(2)      0.95%        0.95%        0.95%     0.93%
   Gross operating expenses ...................       0.97%         0.99%        0.98%        1.01%     0.95%
   Net investment income (loss) ...............       1.17%         1.04%        1.13%        1.18%     0.79%
Portfolio turnover ............................         37%           44%          58%          55%       60%

(1)   Computed using average shares outstanding.

(2) Represents a blended net operating expense ratio. See Note 3 in the Notes to Financial Statements.

                        See Notes to Financial Statements

                          PHOENIX MID-CAP GROWTH SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO  MANAGERS,  VAN SCHREIBER & W. ALEXANDER
L. ELY

Q: HOW DID THE PHOENIX MID-CAP GROWTH SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2006?

A: For the 12 month reporting period the Series returned 4.13%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 15.78% and the Russell MidCap(R) Growth Index, the Series' style-specific benchmark, returned 10.66%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: The equity markets were off to a good start in 2006, and then did an about-face amid worries over the combined impact on economic growth of a restrictive Federal Reserve (the "Fed") policy, higher energy prices and a slowing housing market. During the second and third quarters, investors repositioned their portfolios for an anticipated slowdown and high-growth, high-valuation stocks were discarded in favor of the shares of larger, more liquid issues -- which dominated for the rest of the year. To further illustrate this point, in 2006, the S&P 500(R) Index dominated the Russell Midcap(R) Growth Index for the first time in four years.

      Another pertinent trend during this period was the market's bias toward cyclical issues at the expense of secular growth opportunities. This phenomenon is most likely the primary driver that pushed ahead the performance of value stocks at the expense of their growth counterparts. This was evidenced by the Russell Midcap(R) Value Index's 20.22% gain for 2006 compared to the Russell Midcap Growth Index return of 10.66%.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: 2006 was not an especially easy environment for the Series' investment strategy, which for the most part, is focused on taking positions in small and mid-sized companies that are capitalizing on strong (secular) demand trends and producing big earnings gains while commanding higher valuations than the overall market (and our comparative indices). Due to inflationary fears and concerns over Fed monetary policy, we faced a market that became intolerant of high-valuation, less liquid names and our strategy went out of favor, resulting in underperformance for the year.

      To illustrate this point, we compiled the characteristics of the Series' top 50 contributors to the performance of the Russell Midcap Growth Index for the last nine months of 2006. Compared to the Series' portfolio companies, the Index's top 50 were much bigger (median market capitalization was approximately four times the Series'), with much lower growth rates and valuations. The Index's top 50 for the final nine months of 2006 also contained a greater percentage of turnarounds (companies with negative or no earnings during 2005).

      Although we were rewarded in 2006 for anticipating how the macro environment would take shape, we underestimated the severity of the market's reaction to high price-earnings (P/E) stocks. We felt and continue to feel that we are in the middle innings of the current cycle and high earnings growth should be tantamount to big share price moves. We also had a greater-than-normal number of earnings disappointments during the middle of the year. Lastly, we missed the opportunity to sell some of the higher-growth names that did well for us in 2005, but lost their momentum in 2006.

                                                                    JANUARY 2007

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                          PHOENIX MID-CAP GROWTH SERIES

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/06

                                                                         FROM
                                                                      INCEPTION
                                                                      3/2/98 TO
                                              1 YEAR      5 YEARS     12/31/06
-------------------------------------------------------------------------------
Mid-Cap Growth Series                          4.13%       0.14%        4.83%
-------------------------------------------------------------------------------
S&P 500(R) Index                              15.78%       6.19%        5.14%
-------------------------------------------------------------------------------
Russell MidCap(R) Growth Index                10.66%       8.22%        6.46%
-------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 3/2/98 (inception of the series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

               GROWTH OF $10,000             PERIODS ENDING 12/31

[CHART OMITTED]
EDGAR REPRESENTATION OF DATA FOLLOWS:

                Mid-Cap Growth Series   Russell MidCap(R) Growth Index   S&P 500(R) Index
  3/2/98        $10,000                 $10,000                          $10,000
  12/31/98       12,175                  10,988                           11,895
  12/31/99       17,729                  16,624                           14,409
  12/29/00       20,166                  14,671                           13,086
  12/31/01       15,068                  11,714                           11,532
  12/31/02       10,171                   8,504                            8,983
  12/31/03       13,104                  12,136                           11,562
  12/31/04       13,984                  14,015                           12,818
  12/30/05       14,569                  15,710                           13,450
  12/29/06       15,171                  17,385                           15,572

For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                          PHOENIX MID-CAP GROWTH SERIES

ABOUT YOUR SERIES EXPENSES (UNAUDITED)
(FOR THE SIX-MONTH PERIOD OF JUNE 30, 2006 TO DECEMBER 31, 2006)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Mid-Cap Growth Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                             BEGINNING         ENDING        EXPENSES PAID
                                           ACCOUNT VALUE    ACCOUNT VALUE       DURING
           MID-CAP GROWTH SERIES           JUNE 30, 2006  DECEMBER 31, 2006     PERIOD*
----------------------------------------   -------------  -----------------  -------------
Actual                                       $1,000.00         $1,032.40         $5.75

Hypothetical (5% return before expenses)      1,000.00          1,019.48          5.73

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 1.12%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (184) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                          PHOENIX MID-CAP GROWTH SERIES

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology                      26%
Health Care                                 18
Consumer Discretionary                      17
Financials                                  12
Industrials                                  9
Energy                                       8
Telecommunication Services                   4
Other (includes short-term
investments)                                 6

                            SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2006

                                                           SHARES      VALUE
                                                         ---------  -----------
DOMESTIC COMMON STOCKS--94.2%
AEROSPACE & DEFENSE--3.9%
   Precision Castparts Corp. ..........................     44,050  $ 3,448,234
                                                                    -----------

APPAREL RETAIL--5.1%
   DSW, Inc. Class A (b) ..............................     71,950    2,775,111
   Tween Brands, Inc. (b) .............................     44,550    1,778,882
                                                                    -----------
                                                                      4,553,993
                                                                    -----------

APPAREL, ACCESSORIES & LUXURY GOODS--6.0%
   Carter's, Inc. (b) .................................     84,600    2,157,300
   Polo Ralph Lauren Corp. ............................     41,050    3,187,943
                                                                    -----------
                                                                      5,345,243
                                                                    -----------

APPLICATION SOFTWARE--2.4%
   Parametric Technology Corp. (b) ....................    120,650    2,174,113
                                                                    -----------

ASSET MANAGEMENT & CUSTODY BANKS--3.3%
   T. Rowe Price Group, Inc. ..........................     67,900    2,971,983
                                                                    -----------

BIOTECHNOLOGY--3.1%
   Celgene Corp. (b) ..................................     48,700    2,801,711
                                                                    -----------

CATALOG RETAIL--2.7%
   Coldwater Creek, Inc. (b) ..........................     99,750    2,445,870
                                                                    -----------

COMMUNICATIONS EQUIPMENT--5.7%
   Harris Corp ........................................     46,650    2,139,369
   Polycom, Inc. (b) ..................................     96,950    2,996,725
                                                                    -----------
                                                                      5,136,094
                                                                    -----------

DATA PROCESSING & OUTSOURCED SERVICES--3.1%
   MasterCard, Inc. Class A ...........................     28,100    2,767,569
                                                                    -----------

ELECTRONIC EQUIPMENT MANUFACTURERS--5.4%
   Amphenol Corp. Class A .............................     54,050    3,355,424
   Itron, Inc. (b) ....................................     27,500    1,425,600
                                                                    -----------
                                                                      4,781,024
                                                                    -----------

HEALTH CARE EQUIPMENT--5.4%
   Hologic, Inc. (b) ..................................     39,350    1,860,468
   Intuitive Surgical, Inc. (b) .......................     18,650    1,788,535
   ResMed, Inc. (b) ...................................     24,650    1,213,273
                                                                    -----------
                                                                      4,862,276
                                                                    -----------

HEALTH CARE FACILITIES--3.8%
   Psychiatric Solutions, Inc. (b) ....................     90,850    3,408,692
                                                                    -----------

HEALTH CARE SUPPLIES--2.1%
   LifeCell Corp. (b) .................................     78,300    1,890,162
                                                                    -----------

                                                           SHARES      VALUE
                                                         ---------  -----------
HEALTH CARE TECHNOLOGY--2.0%
   Allscripts Healthcare Solutions, Inc. (b) ..........     66,900  $ 1,805,631
                                                                    -----------

HUMAN RESOURCES & EMPLOYMENT SERVICES--3.0%
   Robert Half International, Inc. ....................     72,700    2,698,624
                                                                    -----------

INTERNET SOFTWARE & SERVICES--7.2%
   Akamai Technologies, Inc. (b) ......................     69,400    3,686,528
   aQuantive, Inc. (b) ................................     40,050      987,633
   WebEx Communications, Inc. (b) .....................     49,700    1,734,033
                                                                    -----------
                                                                      6,408,194
                                                                    -----------

INVESTMENT BANKING & BROKERAGE--4.5%
   Greenhill & Co., Inc. ..............................     54,050    3,988,890
                                                                    -----------

IT CONSULTING & OTHER SERVICES--2.6%
   Cognizant Technology Solutions Corp. Class A (b) ...     30,300    2,337,948
                                                                    -----------

LEISURE FACILITIES--3.2%
   Life Time Fitness, Inc. (b) ........................     58,800    2,852,388
                                                                    -----------

OIL & GAS DRILLING--1.9%
   ENSCO International, Inc. ..........................     34,200    1,712,052
                                                                    -----------

OIL & GAS EXPLORATION & PRODUCTION--6.0%
   Denbury Resources, Inc. (b) ........................     84,000    2,334,360
   Range Resources Corp. ..............................    111,175    3,052,865
                                                                    -----------
                                                                      5,387,225
                                                                    -----------

PHARMACEUTICALS--3.2%
   Medicine Co. (The) (b) .............................     89,150    2,827,838
                                                                    -----------

SPECIALIZED FINANCE--2.2%
   IntercontinentalExchange, Inc. (b) .................     18,500    1,996,150
                                                                    -----------

TRADING COMPANIES & DISTRIBUTORS--2.1%
   Fastenal Co. .......................................     51,500    1,847,820
                                                                    -----------

WIRELESS TELECOMMUNICATION SERVICES--4.3%
   NII Holdings, Inc. (b) .............................     59,950    3,863,178
                                                                    -----------

TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $70,736,465) .................................   84,312,902
                                                                    -----------

TOTAL LONG TERM INVESTMENTS--94.2%
   (Identified Cost $70,736,465) .................................   84,312,902
                                                                    -----------

SHORT-TERM INVESTMENTS--6.0%
MONEY MARKET MUTUAL FUNDS--2.0%
   SSgA Money Market Fund (4.99%
      seven day effective yield) ......................  1,840,000    1,840,000
                                                                    -----------

                        See Notes to Financial Statements

                          PHOENIX MID-CAP GROWTH SERIES

                                                           PAR
                                                          VALUE
                                                          (000)      VALUE
                                                          ------  -----------
REPURCHASE AGREEMENTS--4.0%
   State Street Bank and Trust Co.
     repurchase agreement 2.55%
     dated 12/29/06, due 1/2/07,
     repurchase price $3,580,014
     collateralized by U.S. Treasury Bond
     7.125%, 2/15/23 market value
     $3,652,885 .......................................   $3,579  $ 3,579,000
                                                                  -----------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $5,419,000) ................................    5,419,000
                                                                  -----------
TOTAL INVESTMENTS--100.2%
   (Identified cost $76,155,465) ...............................   89,731,902(a)
   Other assets and liabilities, net--(0.2)% ...................     (219,638)
                                                                  -----------
NET ASSETS--100.0% .............................................  $89,512,264
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $14,894,008 and gross depreciation of $1,458,543 for federal income tax purposes. At December 31, 2006, the aggregate cost of securities for federal income tax purposes was $76,296,437.

(b)   Non-income producing.

                        See Notes to Financial Statements

                         PHOENIX MID-CAP GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

ASSETS
Investment securities at value, (Identified cost $76,155,465) ........................   $  89,731,902
Cash .................................................................................             499
Receivables
   Dividends and interest ............................................................          25,101
Prepaid expenses .....................................................................           5,645
Other assets .........................................................................           3,299
                                                                                         -------------
      Total assets ...................................................................      89,766,446
                                                                                         -------------

LIABILITIES
Payables
   Fund shares repurchased ...........................................................         115,601
   Investment advisory fee ...........................................................          71,701
   Professional fee ..................................................................          25,909
   Administration fee ................................................................          12,910
   Service fee .......................................................................           5,063
   Trustee deferred compensation plan ................................................           3,299
   Trustees' fee .....................................................................           2,754
   Other accrued expenses ............................................................          16,945
                                                                                         -------------
      Total liabilities ..............................................................         254,182
                                                                                         -------------
NET ASSETS ...........................................................................   $  89,512,264
                                                                                         =============

NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ..................................   $ 192,892,814
   Accumulated net investment loss ...................................................          (1,943)
   Accumulated net realized loss .....................................................    (116,955,044)
   Net unrealized appreciation .......................................................      13,576,437
                                                                                         -------------
NET ASSETS ...........................................................................   $  89,512,264
                                                                                         =============

Shares of beneficial interest outstanding, $1 par value, unlimited authorization .....       6,648,829
                                                                                         =============
Net asset value and offering price per share .........................................   $       13.46
                                                                                         =============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME
   Dividends .........................................................................   $     119,879
   Interest ..........................................................................         104,526
                                                                                         -------------
      Total investment income ........................................................         224,405
                                                                                         -------------

EXPENSES
   Investment advisory fee ...........................................................         431,216
   Financial agent fee ...............................................................          42,113
   Administration fee ................................................................           8,928
   Service fee .......................................................................          35,035
   Professional ......................................................................          28,310
   Printing ..........................................................................          24,681
   Trustees ..........................................................................          14,578
   Custodian .........................................................................          10,819
   Miscellaneous .....................................................................          15,386
                                                                                         -------------
      Total expenses .................................................................         611,066
   Less expenses reimbursed by investment advisor ....................................          (2,650)
   Custodian fees paid indirectly ....................................................             (98)
                                                                                         -------------
      Net expenses ...................................................................         608,318
                                                                                         -------------
NET INVESTMENT INCOME (LOSS) .........................................................        (383,913)
                                                                                         -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ...........................................         387,284
   Net change in unrealized appreciation (depreciation) on investments ...............       1,144,016
                                                                                         -------------
NET GAIN (LOSS) ON INVESTMENTS .......................................................       1,531,300
                                                                                         -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......................   $   1,147,387
                                                                                         =============

                        See Notes to Financial Statements

                          PHOENIX MID-CAP GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                  YEAR ENDED     YEAR ENDED
                                                                                                 DECEMBER 31,   DECEMBER 31,
                                                                                                     2006           2005
                                                                                                 ------------   ------------
FROM OPERATIONS
   Net investment income (loss) ..............................................................   $   (383,913)  $   (393,778)
   Net realized gain (loss) ..................................................................        387,284      7,113,670
   Net change in unrealized appreciation (depreciation) ......................................      1,144,016     (4,941,763)
                                                                                                 ------------   ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...............................      1,147,387      1,778,129
                                                                                                 ------------   ------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (849,338 and 586,640 shares, respectively) ..................     11,584,515      7,142,404
   Proceeds from shares issued in conjunction with Plan of Reorganization
      (3,950,319 and 0 shares, respectively) (See Note 13) ...................................     53,113,639             --
   Cost of shares repurchased (1,798,645 and 1,989,488 shares, respectively) .................    (23,494,938)   (24,439,579)
                                                                                                 ------------   ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .................................     41,203,216    (17,297,175)
                                                                                                 ------------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS .....................................................     42,350,603    (15,519,046)
NET ASSETS
   Beginning of period .......................................................................     47,161,661     62,680,707
                                                                                                 ------------   ------------
   END OF PERIOD [INCLUDING ACCUMULATED NET INVESTMENT LOSS AND UNDISTRIBUTED NET
      INVESTMENT INCOME OF $(1,943) AND $0,RESPECTIVELY] .....................................   $ 89,512,264   $ 47,161,661
                                                                                                 ============   ============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                          YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------------------------
                                                      2006            2005          2004          2003          2002
                                                   ----------      ----------    ----------    ----------    -----------
Net asset value, beginning of period ...........   $    12.93      $    12.41    $    11.63    $     9.03    $     13.37
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1) .............        (0.09)          (0.09)        (0.06)        (0.07)         (0.07)
   Net realized and unrealized gain (loss) .....         0.62            0.61          0.84          2.67          (4.27)
                                                   ----------      ----------    ----------    ----------    -----------
      TOTAL FROM INVESTMENT OPERATIONS .........         0.53            0.52          0.78          2.60          (4.34)
                                                   ----------      ----------    ----------    ----------    -----------
CHANGE IN NET ASSET VALUE ......................         0.53            0.52          0.78          2.60          (4.34)
                                                   ----------      ----------    ----------    ----------    -----------
NET ASSET VALUE, END OF PERIOD .................   $    13.46      $    12.93    $    12.41    $    11.63    $      9.03
                                                   ==========      ==========    ==========    ==========    ===========
Total return ...................................         4.13%           4.18%         6.72%        28.83%        (32.50)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) .......   $   89,512      $   47,162    $   62,681    $   61,294    $    48,149
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ......................         1.13%(2)        1.15%         1.15%         1.15%          1.11%
   Gross operating expenses ....................         1.14%           1.21%         1.18%         1.16%          1.14%
   Net investment income (loss) ................        (0.72)%         (0.76)%       (0.53)%       (0.67)%        (0.62)%
Portfolio turnover .............................           80%            178%          175%          174%           128%

(1)   Computed using average shares outstanding.

(2) Represents a blended net operating expense ratio. See Note 3 in the Notes to Financial Statements.

                        See Notes to Financial Statements

                           PHOENIX MONEY MARKET SERIES
                 (FORMERLY PHOENIX-GOODWIN MONEY MARKET SERIES)

ABOUT YOUR SERIES EXPENSES (UNAUDITED)
(FOR THE SIX-MONTH PERIOD OF JUNE 30, 2006 TO DECEMBER 31, 2006)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Money Market Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                                         BEGINNING          ENDING         EXPENSES PAID
                                                       ACCOUNT VALUE     ACCOUNT VALUE        DURING
                   MONEY MARKET SERIES                 JUNE 30, 2006   DECEMBER 31, 2006      PERIOD*
      ----------------------------------------------   -------------   -----------------   -------------
      Actual                                             $1,000.00         $1,023.00           $3.31

      Hypothetical (5% return before expenses)            1,000.00          1,021.89            3.32

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.65%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (184) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                           PHOENIX MONEY MARKET SERIES
                 (FORMERLY PHOENIX-GOODWIN MONEY MARKET SERIES)

--------------------------------------------------------------------------------
 SECTOR WEIGHTINGS                                                     12/31/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Commercial Paper                        79%
Federal Agency Securities               13
Medium Term Notes                        8

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2006

  FACE
  VALUE                                                               INTEREST     MATURITY
  (000)      DESCRIPTION                                                RATE         DATE           VALUE
----------   -----------                                              --------     --------     ------------
FEDERAL AGENCY SECURITIES(b)--11.5%
$    1,450   FHLB .................................................     3.00%        1/5/07     $  1,449,635
     3,560   FNMA .................................................     3.31        1/26/07        3,555,201
     1,000   FHLB(c) ..............................................     4.47        2/22/07          998,754
       920   FHLB .................................................     3.60        2/23/07          917,662
       570   FHLB .................................................     3.63        2/28/07          568,442
     1,000   FHLMC ................................................     4.13        4/12/07          996,801
     3,000   FHLB(c) ..............................................     5.17        6/14/07        3,000,000
       240   FHLB .................................................     3.25        6/18/07          237,782
     3,500   FHLB(c) ..............................................     5.18        7/30/07        3,409,784
     3,000   FHLB .................................................     5.27       11/21/07        2,998,668
                                                                                                ------------
TOTAL FEDERAL AGENCY SECURITIES .............................................................     18,132,729
                                                                                                ------------

                                                                                     RESET
                                                                                     DATE
                                                                                   --------
FEDERAL AGENCY SECURITIES--VARIABLE(c)--1.2%
       323   SBA (Final Maturity 10/25/22) ........................     5.75         1/1/07          320,744
       501   SBA (Final Maturity 11/25/21) ........................     5.88         1/1/07          501,221
       170   SBA (Final Maturity 2/25/23) .........................     5.75         1/1/07          169,831
       199   SBA (Final Maturity 2/25/23) .........................     5.75         1/1/07          199,406
       211   SBA (Final Maturity 3/25/24) .........................     5.63         1/1/07          210,744
        64   SBA (Final Maturity 5/25/21) .........................     5.75         1/1/07           63,667
       399   SBA (Final Maturity 9/25/23) .........................     5.63         1/1/07          396,514
        15   SBA (Final Maturity 1/25/21) .........................     5.75         1/1/07           15,149
                                                                                                ------------
TOTAL FEDERAL AGENCY SECURITIES--VARIABLE ...................................................      1,877,276
                                                                                                ------------

                                                                                   MATURITY
                                                                                     DATE
                                                                                   --------
COMMERCIAL PAPER(d)--79.2%
     3,175   Abbott Laboratories ..................................     5.24        1/31/07        3,161,136
     1,648   Archer Daniels Midland Co. ...........................     5.24        1/16/07        1,644,402
     1,960   Archer Daniels Midland Co. ...........................     5.24        1/17/07        1,955,435
     1,915   Archer Daniels Midland Co. ...........................     5.30        1/30/07        1,906,824
     2,080   Archer Daniels Midland Co. ...........................     5.25        2/27/07        2,062,710
       900   Bank of America Corp. ................................     5.26        1/17/07          897,896
     3,100   Bank of America Corp. ................................     5.25         2/1/07        3,085,985
     1,800   Bank of America Corp. ................................     5.24        2/15/07        1,788,210
     2,140   CAFCO LLC ............................................     5.26        1/24/07        2,132,808
     2,200   CAFCO LLC ............................................     5.26        1/30/07        2,190,678
     1,700   CAFCO LLC ............................................     5.24        2/13/07        1,689,360
     3,535   Cargill, Inc. ........................................     5.25        1/11/07        3,529,845
     3,500   Cargill, Inc. ........................................     5.24         2/2/07        3,483,698
       800   Cargill, Inc. ........................................     5.28         2/2/07          796,245
     2,975   Chariot Funding LLC ..................................     5.31        1/11/07        2,970,612
     2,830   CIT Group, Inc. ......................................     5.24         3/9/07        2,802,401

                        See Notes to Financial Statements

                           PHOENIX MONEY MARKET SERIES
                 (FORMERLY PHOENIX-GOODWIN MONEY MARKET SERIES)

  FACE
 VALUE                                                                INTEREST     MATURITY
 (000)        DESCRIPTION                                               RATE         DATE          VALUE
----------   ------------                                             --------     --------     ------------
COMMERCIAL PAPER(d)--CONTINUED
   $ 1,900   CIT Group, Inc. ......................................     5.18%       5/16/07     $  1,863,093
     3,037   Clipper Receivables Co. LLC ..........................     5.30         2/6/07        3,020,904
       760   Clipper Receivables Co. LLC ..........................     5.26        2/15/07          755,003
       765   Danske Corp. .........................................     5.37         1/5/07          764,544
     3,400   Danske Corp. .........................................     5.26        1/18/07        3,391,563
       230   Danske Corp. .........................................     5.29        1/18/07          229,426
     3,420   Danske Corp. .........................................     5.21        4/10/07        3,371,000
     3,500   Gemini Securitization LLC ............................     5.26         2/9/07        3,480,075
     2,400   General Electric Capital Corp. .......................     5.24         2/9/07        2,386,376
     2,700   General Electric Capital Corp. .......................     5.23        2/15/07        2,682,349
     3,000   General Electric Capital Corp. .......................     5.22        3/16/07        2,967,810
       550   George Street Finance LLC ............................     5.29        1/16/07          548,788
     3,500   George Street Finance LLC ............................     5.27        1/22/07        3,489,240
     2,000   George Street Finance LLC ............................     5.34        1/29/07        1,991,693
     2,000   George Street Finance LLC ............................     5.25        3/13/07        1,979,292
     1,405   Govco, Inc. ..........................................     5.24        1/10/07        1,403,159
     1,000   Govco, Inc. ..........................................     5.27        2/26/07          991,802
     1,900   Govco, Inc. ..........................................     5.25         3/8/07        1,881,713
     1,000   Govco, Inc. ..........................................     5.26        3/14/07          989,480
     2,500   Govco, Inc. ..........................................     5.25        1/25/07        2,491,250
     2,955   Harley-Davidson Funding Co. ..........................     5.22        2/26/07        2,931,005
     1,005   Honeywell International Co. ..........................     5.35         1/4/07        1,004,552
     1,000   International Lease Finance Corp. ....................     5.24        2/15/07          993,450
     3,000   Lockhart Funding LLC .................................     5.24        1/24/07        2,989,957
     2,000   Lockhart Funding LLC .................................     5.25        2/13/07        1,987,458
     3,300   Lockhart Funding LLC .................................     5.26        2/23/07        3,274,445
     1,800   Old Line Funding Corp. ...............................     5.25         1/8/07        1,798,163
     2,600   Old Line Funding Corp. ...............................     5.25        1/12/07        2,595,829
     2,600   Old Line Funding Corp. ...............................     5.27         2/8/07        2,585,537
     3,000   Private Export Funding Corp. .........................     5.21        1/25/07        2,989,580
     3,200   Private Export Funding Corp. .........................     5.20         3/7/07        3,169,956
     3,065   Ranger Funding Co. LLC ...............................     5.25        1/16/07        3,058,295
     1,893   Ranger Funding Co. LLC ...............................     5.24         2/5/07        1,883,356
     3,100   Ranger Funding Co. LLC ...............................     5.28         2/7/07        3,083,177
     3,485   Sysco Corp. ..........................................     5.33         1/3/07        3,483,968
     2,500   Sysco Corp. ..........................................     5.23         3/8/07        2,476,029
     2,315   UBS Finance Delaware LLC .............................     5.26        1/12/07        2,311,279
     5,005   UBS Finance Delaware LLC .............................     5.24        1/26/07        4,986,787
                                                                                                ------------
TOTAL COMMERCIAL PAPER ......................................................................    124,379,628
                                                                                                ------------
MEDIUM TERM NOTES--7.8%
     3,000   National Australia Bank Ltd. 144A
             (Australia) (c) (e) (f) ..............................     5.32         1/8/07(g)     3,000,000
     3,000   Nordea Bank AB 144A (Sweden) (c) (e) (f) .............     5.33         1/9/07(g)     3,000,000
     1,250   Bank of America (MBNA) Corp. (b) .....................     6.25        1/17/07        1,250,451
     5,000   HSH Nordbank AG 144A (Germany) (c) (e) (f) ...........     5.38        1/23/07(g)     5,000,000
                                                                                                ------------
TOTAL MEDIUM TERM NOTES .....................................................................     12,250,451
                                                                                                ------------
TOTAL INVESTMENTS--99.7%
   (Identified cost $156,640,084) ...........................................................    156,640,084(a)
   Other assets and liabilities, net--0.3% ..................................................        518,060
                                                                                                ------------
NET ASSETS--100.0% ..........................................................................   $157,158,144
                                                                                                ============

(a) Federal Income Tax Information: At December 31, 2006, the aggregate cost of securities was the same for book and federal income tax purposes.

(b)   The interest rate shown is the coupon rate.

(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

(d)   The rate shown is the discount rate.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities amounted to a value of $11,000,000 or 7.0% of net assets.

(f) The country of risk, noted parenthetically, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

(g)   The maturity date shown is the reset date.

                        See Notes to Financial Statements

                           PHOENIX MONEY MARKET SERIES
                 (FORMERLY PHOENIX-GOODWIN MONEY MARKET SERIES)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

ASSETS
Investment securities at value (Identified cost $156,640,084) ...............................   $156,640,084
Cash ........................................................................................         69,205
Receivables
   Fund shares sold .........................................................................        398,539
   Interest .................................................................................        312,116
Prepaid expenses ............................................................................         21,029
Other assets ................................................................................          5,778
                                                                                                ------------
     Total assets ...........................................................................    157,446,751
                                                                                                ------------
LIABILITIES
Payables
   Fund shares repurchased ..................................................................         84,783
   Investment advisory fee ..................................................................         55,665
   Printing fee .............................................................................         43,953
   Dividend distributions ...................................................................         39,483
   Professional fee .........................................................................         23,843
   Administration fee .......................................................................          9,815
   Service fee ..............................................................................          8,868
   Trustee deferred compensation plan .......................................................          5,778
   Trustees' fee ............................................................................          5,409
   Other accrued expenses ...................................................................         11,010
                                                                                                ------------
     Total liabilities ......................................................................        288,607
                                                                                                ------------
NET ASSETS ..................................................................................   $157,158,144
                                                                                                ============

NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest .........................................   $157,158,144
                                                                                                ------------
NET ASSETS ..................................................................................   $157,158,144
                                                                                                ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ............     15,715,878
                                                                                                ============
Net asset value and offering price per share ................................................   $      10.00
                                                                                                ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME
   Interest .................................................................................   $  8,039,088
                                                                                                ------------
     Total investment income ................................................................      8,039,088
                                                                                                ------------

EXPENSES
   Investment advisory fee ..................................................................        642,741
   Financial agent fee ......................................................................         54,221
   Administration fee .......................................................................         33,706
   Service fee ..............................................................................        104,445
   Printing .................................................................................         89,192
   Professional .............................................................................         31,401
   Trustees .................................................................................         26,777
   Custodian ................................................................................         22,533
   Miscellaneous ............................................................................         51,041
                                                                                                ------------
     Total expenses .........................................................................      1,056,057
   Less expenses reimbursed by investment advisor ...........................................         (9,904)
   Custodian fees paid indirectly ...........................................................         (1,777)
                                                                                                ------------
     Net expenses ...........................................................................      1,044,376
                                                                                                ------------
NET INVESTMENT INCOME (LOSS) ................................................................   $  6,994,712
                                                                                                ============

                        See Notes to Financial Statements

                           PHOENIX MONEY MARKET SERIES
                 (FORMERLY PHOENIX-GOODWIN MONEY MARKET SERIES)

STATEMENT OF CHANGES IN NET ASSETS

                                                                                           YEAR ENDED        YEAR ENDED
                                                                                          DECEMBER 31,      DECEMBER 31,
                                                                                              2006              2005
                                                                                          ------------     --------------
FROM OPERATIONS
   Net investment income ..............................................................   $  6,994,712     $    3,856,408
                                                                                          ------------     --------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........................      6,994,712          3,856,408
                                                                                          ------------     --------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ..............................................................     (6,994,712)        (3,856,408)
                                                                                          ------------     --------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ..........................     (6,994,712)        (3,856,408)
                                                                                          ------------     --------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (10,626,027 and 9,829,813 shares, respectively) ......    106,260,270         98,298,132
   Net asset value of shares issued from reinvestment of distributions
     (699,471 and 385,641 shares, respectively) .......................................      6,994,712          3,856,408
   Cost of shares repurchased (10,252,807 and 11,271,888 shares, respectively) ........   (102,528,067)      (112,718,881)
                                                                                          ------------     --------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ..........................     10,726,915        (10,564,341)
                                                                                          ------------     --------------
   NET INCREASE (DECREASE) IN NET ASSETS ..............................................     10,726,915        (10,564,341)
NET ASSETS
   Beginning of period ................................................................    146,431,229        156,995,570
                                                                                          ------------     --------------
   END OF PERIOD ......................................................................   $157,158,144     $  146,431,229
                                                                                          ============     ==============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                            YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------
                                                                2006       2005       2004       2003        2002
                                                              --------   --------   --------   --------    --------
Net asset value, beginning of period ......................   $  10.00   $  10.00   $  10.00   $  10.00    $  10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ..................................       0.43       0.26       0.08       0.07        0.14
                                                              --------   --------   --------   --------    --------
     TOTAL FROM INVESTMENT OPERATIONS .....................       0.43       0.26       0.08       0.07        0.14
                                                              --------   --------   --------   --------    --------

LESS DISTRIBUTIONS
   Dividends from net investment income ...................      (0.43)     (0.26)     (0.08)     (0.07)      (0.14)
                                                              --------   --------   --------   --------    --------
     TOTAL DISTRIBUTIONS ..................................      (0.43)     (0.26)     (0.08)     (0.07)      (0.14)
                                                              --------   --------   --------   --------    --------
NET ASSET VALUE, END OF PERIOD ............................   $  10.00   $  10.00   $  10.00   $  10.00    $  10.00
                                                              ========   ========   ========   ========    ========

Total return ..............................................       4.41%      2.58%      0.79%      0.68%       1.42%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) ..................   $157,158   $146,431   $156,996   $202,644    $255,759
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses .................................       0.65%      0.65%      0.64%      0.59%       0.56%
   Gross operating expenses ...............................       0.66%      0.66%      0.64%      0.59%       0.56%
   Net investment income ..................................       4.35%      2.54%      0.77%      0.69%       1.41%

                        See Notes to Financial Statements

                   PHOENIX MULTI-SECTOR FIXED INCOME SERIES
          (FORMERLY PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES)

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGER, DAVID L. ALBRYCHT, CFA

Q: HOW DID THE PHOENIX MULTI-SECTOR FIXED INCOME SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2006?

A: For the 12 month reporting period the Series returned 6.84%. For the same period, the Lehman Brothers Aggregate Bond Index, a broad-based fixed income index, returned 4.33%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE FIXED INCOME MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: The broad U.S. fixed income market, as represented by the Lehman Brothers Aggregate Bond Index, returned 4.33% for the fiscal year ended December 31, 2006. In its first four meetings of the year, the Federal Reserve (the "Fed") raised the federal funds rate by 25 basis points each time, to 5.25%. During that time, fixed income performance was sluggish, posting only a 1.07% return. In August, the Fed finally paused after 17 consecutive interest rate increases. In the following two meetings, the Fed reaffirmed its earlier decision and kept its target rate at 5.25%. Since then, rates have declined across the yield curve, with the sharpest drop coming at the long end of the curve.

      It was in this environment that the fixed income market rallied, as declining rates and lower energy costs created a more favorable environment. Treasuries underperformed during the reporting period, since spread sectors benefited from a benign credit environment as defaults remained low. The best-performing sectors of the bond market were corporate high yield and emerging markets, both of which benefited from improved credit fundamentals. Among investment-grade sectors, commercial mortgage-backed securities were the top performers, as delinquencies in this sector reached a five-year low.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: The Series outperformed its benchmark for the fiscal year ended December 31, 2006, benefiting from its allocation to non-U.S. Treasury sectors. Emerging markets was a positive contributor to performance, as that sector benefited from strong country fundamentals and fewer concerns on the part of investors over the direction of interest rates. Both the Series' overall exposure to emerging markets as well as its allocation to some of the top-performing emerging market countries -- such as Argentina, Brazil, Venezuela, and the Philippines -- contributed positively to performance.

      Investment in the high-yield sector was another key driver of the Series' outperformance, as that sector benefited from strong company fundamentals and low default rates. Additionally, the Series was helped by its exposure to non-U.S. dollar investments, which benefited from market expectations that the Fed would cut U.S. interest rates in 2007. Performance also benefited from the Series' underweight to U.S. Treasuries, which was the worst-performing bond market sector.

      Our underweight to agency mortgage-backed securities, one of the top-performing sectors within the Lehman Brothers Aggregate Bond Index, would have hurt performance, had the underweight not been allocated to better-performing sectors outside of the Series' benchmark, such as emerging markets and high yield. During the year, these sectors continued to offer attractive yield and total return opportunities.

                                                                    JANUARY 2007

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                   PHOENIX MULTI-SECTOR FIXED INCOME SERIES
         (FORMERLY PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES)

              AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/06

                                                     1 YEAR   5 YEARS   10 YEARS
              ------------------------------------------------------------------
              Multi-Sector Fixed Income Series        6.84%    7.93%     6.39%
              ------------------------------------------------------------------
              Lehman Brothers Aggregate Bond Index    4.33%    5.06%     6.24%
              ------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 12/31/96. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

               GROWTH OF $10,000             PERIODS ENDING 12/31

[CHART OMITTED]
EDGAR REPRESENTATION OF DATA FOLLOWS:

               Multi-Sector Fixed         Lehman Brothers
               Income Series              Aggregate Bond Index
  12/31/96     $10,000                    $10,000
  12/31/97      11,093                     10,965
  12/31/98      10,647                     11,918
  12/31/99      11,229                     11,819
  12/29/00      11,955                     13,194
  12/31/01      12,683                     14,308
  12/31/02      13,951                     15,776
  12/31/03      15,984                     16,423
  12/31/04      17,077                     17,136
  12/30/05      17,382                     17,552
  12/29/06      18,571                     18,312

For information regarding the index, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                    PHOENIX MULTI-SECTOR FIXED INCOME SERIES
           (FORMERLY PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES)

ABOUT YOUR SERIES EXPENSES (UNAUDITED)
(FOR THE SIX-MONTH PERIOD OF JUNE 30, 2006 TO DECEMBER 31, 2006)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Multi-Sector Fixed Income Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                                   BEGINNING          ENDING         EXPENSES PAID
                                                 ACCOUNT VALUE     ACCOUNT VALUE        DURING
          MULTI-SECTOR FIXED INCOME SERIES       JUNE 30, 2006   DECEMBER 31, 2006      PERIOD*
      ----------------------------------------   -------------   -----------------   -------------
      Actual                                       $1,000.00         $1,066.90           $3.80

      Hypothetical (5% return before expenses)      1,000.00          1,021.48            3.73

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.73%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (184) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                   PHOENIX MULTI-SECTOR FIXED INCOME SERIES
          (FORMERLY PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES)

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                     12/31/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Domestic Corporate Bonds                  30%
Foreign Government Securities             20
Agency Mortgage-Backed Securities         13
Foreign Corporate Bonds                   10
Non-Agency Mortgage-Backed Securities     10
Loan Agreements                           10
Asset-Backed Securities                    1
Other (includes short-term investments)    6

                            SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2006

                                                           PAR
                                                          VALUE
                                                          (000)        VALUE
                                                         --------   ------------
AGENCY MORTGAGE-BACKED SECURITIES--12.8%
   FNMA 4.50%, 6/1/19 .................................  $  1,976   $  1,908,434
   FNMA 5%, '20-'35 ...................................    10,918     10,605,637
   FNMA 5.50%, '34-'35 ................................    10,743     10,647,016
   FNMA 6%, 5/1/34 ....................................       461        464,494
   FNMA 6%, 8/1/34 ....................................     1,099      1,108,689
   FNMA 6%, 3/1/36 ....................................     2,314      2,329,777
   FNMA 6.50%, 8/1/36 .................................     2,399      2,443,864
   GNMA 6.50%, '23-'32 ................................     1,891      1,944,666
                                                                    ------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
   (Identified cost $31,597,240) ......................               31,452,577
                                                                    ------------
MUNICIPAL BONDS--2.4%
CALIFORNIA--1.1%
   Alameda Corridor Transportation Authority
       Taxable Series C 6.50%, 10/1/19 (MBIA
       Insured) .......................................       750        813,060
   Alameda Corridor Transportation Authority
       Taxable Series C 6.60%, 10/1/29 (MBIA
       Insured) .......................................     1,750      1,965,950
                                                                    ------------
                                                                       2,779,010
                                                                    ------------
FLORIDA--0.6%
   University of Miami Taxable Series A 7.65%,
      4/1/20 (MBIA Insured) ...........................     1,310      1,330,305
                                                                    ------------
ILLINOIS--0.6%
   Illinois Educational Facilities Authority - Loyola
      University Taxable Series C 7.12%, 7/1/11
      (AMBAC Insured) .................................     1,330      1,427,276
                                                                    ------------
SOUTH DAKOTA--0.1%
   South Dakota State Educational Enhancement
      Funding Corp. Taxable Series A 6.72%,
      6/1/25 ..........................................       299        299,302
                                                                    ------------
TOTAL MUNICIPAL BONDS
   (Identified cost $5,414,836) .......................                5,835,893
                                                                    ------------
ASSET-BACKED SECURITIES--1.1%
   Bear Stearns Structured Products, Inc.
      05-20N B 144A 8.85%, 10/25/45(b)(c) .............     1,250      1,175,000
   Bombardier Capital Mortgage Securitization
      Corp. 99-A, A3 5.98%, 1/15/18 ...................     1,040        984,244

                                                           PAR
                                                          VALUE
                                                          (000)        VALUE
                                                         --------   ------------
ASSET-BACKED SECURITIES--CONTINUED
   MASTR Alternative Net Interest Margin 06-6,
      N1 144A 6.32%, 9/26/46(b)(c) ....................  $    486   $   479,447
                                                                    ------------
TOTAL ASSET-BACKED SECURITIES
   (Identified cost $2,687,503) .......................                2,638,691
                                                                    ------------
DOMESTIC CORPORATE BONDS--30.4%
AEROSPACE & DEFENSE--0.6%
   DRS Technologies, Inc. 6.625%, 2/1/16 ..............       500        506,250
   L-3 Communications Corp. 6.125%, 1/15/14 ...........       550        540,375
   L-3 Communications Corp. Series B 6.375%,
      10/15/15 ........................................       250        248,750
   Precision Castparts Corp. 5.60%, 12/15/13 ..........       150        148,474
                                                                    ------------
                                                                       1,443,849
                                                                    ------------
AIR FREIGHT & LOGISTICS--0.1%
   FedEx Corp. 2.65%, 4/1/07 ..........................       150        148,981
                                                                    ------------
AIRLINES--2.2%
   American Airlines, Inc. 01-1 6.977%,
      11/23/22 ........................................     1,270      1,258,041
   Continental Airlines, Inc. 98-1 A 6.648%,
      3/15/19 .........................................       933        968,115
   JetBlue Airways Corp. 04-2 C 8.505%, 5/15/10(c) ....       599        602,201
   United Airlines, Inc. 00-2 7.032%, 4/1/12 ..........     1,994      2,029,734
   United Airlines, Inc. 01-1 6.071%, 9/1/14 ..........       661        664,130
                                                                    ------------
                                                                       5,522,221
                                                                    ------------
APPAREL RETAIL--0.0%
   Gap, Inc. (The) 6.90%, 9/15/07 .....................        50         50,346
                                                                    ------------
ASSET MANAGEMENT & CUSTODY BANKS--0.1%
   Bank of New York Co., Inc. (The) 3.625%,
      1/15/09 .........................................       180        174,426
                                                                    ------------
AUTOMOBILE MANUFACTURERS--0.4%
   DaimlerChrysler NA Holding Corp. 6.50%,
      11/15/13 ........................................       425        436,350
   Ford Motor Co. 7.45%, 7/16/31(g) ...................       625        493,750
                                                                    ------------
                                                                         930,100
                                                                    ------------
AUTOMOTIVE RETAIL--0.3%
   Hertz Corp. 144A 8.875%, 1/1/14(b) .................       600        631,500
   Hertz Corp. 144A 10.50%, 1/1/16(b)(g) ..............       150        165,750
                                                                    ------------
                                                                         797,250
                                                                    ------------
BROADCASTING & CABLE TV--1.1%
   Comcast Corp. 4.95%, 6/15/16 .......................       525        491,138

                        See Notes to Financial Statements

                    PHOENIX MULTI-SECTOR FIXED INCOME SERIES
           (FORMERLY PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES)

                                                           PAR
                                                          VALUE
                                                          (000)        VALUE
                                                         --------   ------------
BROADCASTING & CABLE TV--CONTINUED
   CCH I Holdings LLC 11.75%, 5/15/14(c) ..............  $    275   $    249,563
   COX Communications, Inc. 5.45%,
      12/15/14 ........................................       625        608,895
DIRECTV Holdings LLC/DIRECTV Financing
       Co., Inc. 6.375%, 6/15/15 ......................     1,000        963,750
   PanAmSat Corp. 144A 9%, 6/15/16(b) .................       300        319,125
   Univision Communications, Inc. 3.50%,
      10/15/07 ........................................        75         73,384
                                                                    ------------
                                                                       2,705,855
                                                                    ------------
BUILDING PRODUCTS--0.5%
   Esco Corp. 144A 8.625%, 12/15/13(b) ................       600        619,500
   Owens Corning, Inc. 144A 6.50%, 12/1/16(b) .........       495        502,840
                                                                    ------------
                                                                       1,122,340
                                                                    ------------
CASINOS & GAMING--0.4%
   Harrah's Operating Co., Inc. 5.625%, 6/1/15                425        365,085
   MGM MIRAGE 8.50%, 9/15/10 ..........................       550        591,250
   Pokagon Gaming Authority 144A 10.375%,
      6/15/14(b) ......................................       125        137,500
                                                                    ------------
                                                                       1,093,835
                                                                    ------------
CATALOG RETAIL--0.4%
   IAC/InterActiveCorp 7%, 1/15/13(g)(t) ..............       875        906,155
                                                                    ------------
COMMODITY CHEMICALS--0.1%
   Lyondell Chemical Co. 8.25%, 9/15/16 ...............       185        195,175
                                                                    ------------
CONSUMER FINANCE--2.1%
   Capital One Bank 5.75%, 9/15/10 ....................       125        127,012
   Ford Motor Credit Co. 8.371%, 11/2/07(c) ...........       225        228,543
   Ford Motor Credit Co. 8.625%, 11/1/10(g) ...........       650        669,621
   Ford Motor Credit Co. 9.875%, 8/10/11 ..............       375        401,442
   Ford Motor Credit Co. 9.824%, 4/15/12(c) ...........        95        101,294
   GMAC LLC 7.25%, 3/2/11 .............................     1,250      1,301,078
   GMAC LLC 6.875%, 9/15/11 ...........................       793        814,188
   GMAC LLC 6%, 12/15/11 ..............................     1,000        996,702
   HSBC Finance Corp. 4.125%, 11/16/09 ................       275        267,359
   SLM Corp. 3.95%, 8/15/08 ...........................       250        244,590
   SLM Corp. 3.43%, 1/31/14(c) ........................        50         46,808
                                                                    ------------
                                                                       5,198,637
                                                                    ------------
DATA PROCESSING & OUTSOURCED SERVICES--0.8%
   Convergys Corp. 4.875%, 12/15/09 ...................     1,000        976,758
   Fiserv, Inc. 3%, 6/27/08 ...........................       150        144,583
   Western Union Co. (The) 144A 5.93%, 10/1/16(b) .....       940        931,000
                                                                    ------------
                                                                       2,052,341
                                                                    ------------
DISTILLERS & VINTNERS--0.1%
   Constellation Brands, Inc. 7.25%, 9/1/16 ...........       220        227,150
                                                                    ------------
DIVERSIFIED CHEMICALS--0.8%
   Cabot Corp. 144A 5.25%, 9/1/13 (b)..................       750        728,750
   Huntsman International LLC 144A 8.375%,
      1/1/15 (b)(g) ...................................     1,250      1,246,875
   Nalco Co. 7.75%, 11/15/11 ..........................        50         51,375
                                                                    ------------
                                                                       2,027,000
                                                                    ------------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--0.8%
   Adesa, Inc. 7.625%, 6/15/12 ........................       500        518,750
   ARAMARK Services, Inc. 7%, 5/1/07 ..................       145        145,400
   ARAMARK Services, Inc. 6.375%, 2/15/08 .............       110        109,996
   Cintas Corp. 6%, 6/1/12 ............................        50         51,644
   Mobile Mini, Inc. 9.50%, 7/1/13 ....................       975      1,045,688
                                                                    ------------
                                                                       1,871,478
                                                                    ------------

                                                           PAR
                                                          VALUE
                                                          (000)        VALUE
                                                         --------   ------------
DIVERSIFIED METALS & MINING--1.0%
   Freeport-McMoRan Copper & Gold, Inc.
      (Indonesia) 6.875%, 2/1/14(d)(g) ................  $  1,250   $  1,281,250
   Glencore Funding LLC 144A 6%, 4/15/14(b) ...........     1,150      1,121,054
                                                                    ------------
                                                                       2,402,304
                                                                    ------------
ELECTRIC UTILITIES--1.5%
   Consumers Energy Co. Series J 6%, 2/15/14 ..........     1,250      1,278,322
   Entergy Gulf States, Inc. 3.60%, 6/1/08 ............     1,000        973,590
   MSW Energy Holdings LLC/MSW Energy Finance
      Co., Inc. 8.50%, 9/1/10 .........................     1,000      1,045,000
   Public Service Co. of Colorado Series A 6.875%,
      7/15/09 .........................................        25         25,865
   Southern California Edison Co. 7.625%, 1/15/10 .....       100        106,019
   Southern California Edison Co. 5%, 1/15/14 .........        50         48,706
   Southern California Edison Co. 6%, 1/15/34 .........       100        101,954
   Southern California Edison Co. 5.75%, 4/1/35 .......       125        123,185
                                                                    ------------
                                                                       3,702,641
                                                                    ------------
ELECTRONIC MANUFACTURING SERVICES--0.4%
   Jabil Circuit, Inc. 5.875%, 7/15/10 ................     1,000        992,924
                                                                    ------------
ENVIRONMENTAL & FACILITIES SERVICES--0.4%
   Allied Waste North America, Inc. 6.125%,
      2/15/14(g) ......................................       500        477,500
   Waste Management, Inc. 7.375%, 8/1/10 ..............       430        457,394
                                                                    ------------
                                                                         934,894
                                                                    ------------
FOOD RETAIL--0.2%
   SUPERVALU, Inc. 7.50%, 11/15/14 ....................       500        523,851
                                                                    ------------
FOREST PRODUCTS--0.3%
   Weyerhaeuser, Co. 7.375%, 3/15/32 ..................       800        835,060
                                                                    ------------
GAS UTILITIES--0.1%
   Panhandle Eastern Pipe Line Co. LP 4.80%,
      8/15/08 .........................................       100         98,516
   Panhandle Eastern Pipe Line Co. LP Series B
      2.75%, 3/15/07 ..................................        75         74,557
   Southwest Gas Corp. 7.625%, 5/15/12 ................       140        150,634
                                                                    ------------
                                                                         323,707
                                                                    ------------
HEALTH CARE FACILITIES--0.6%
   HCA, Inc. 144A 9.25%, 11/15/16(b)(g) ...............       465        499,294
   HealthSouth Corp. 144A 10.75%, 6/15/16(b)(g) .......       500        540,625
   Manor Care, Inc. 6.25%, 5/1/13 .....................       370        373,092
                                                                    ------------
                                                                       1,413,011
                                                                    ------------
HEALTH CARE SERVICES--0.0%
   Fresenius Medical Care Capital Trust IV 7.875%,
      6/15/11 .........................................        25         26,312
   Quest Diagnostics, Inc. 7.50%, 7/12/11 .............        35         37,624
                                                                    ------------
                                                                          63,936
                                                                    ------------
HOMEBUILDING--0.0%
   K. Hovnanian Enterprises, Inc. 6.50%, 1/15/14 ......        75         73,125
                                                                    ------------
HOTELS, RESORTS & CRUISE LINES--0.5%
   Royal Caribbean Cruises Ltd. 6.875%, 12/1/13 .......     1,250      1,267,058
                                                                    ------------
HOUSEHOLD PRODUCTS--0.1%
   Procter & Gamble Co. (The) 4.75%, 6/15/07 ..........       195        194,669
                                                                    ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.1%
   AES Panama SA 144A 6.35%, 12/21/16(b)(g) ...........       375        367,946
                                                                    ------------
INDUSTRIAL CONGLOMERATES--0.8%
   General Electric Capital Corp. 5.375%, 10/20/16 ....     1,870      1,872,493
                                                                    ------------
INDUSTRIAL MACHINERY--0.1%
   Kennametal, Inc. 7.20%, 6/15/12 ....................       225        236,944
                                                                    ------------

                        See Notes to Financial Statements

                    PHOENIX MULTI-SECTOR FIXED INCOME SERIES
           (FORMERLY PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES)

                                                           PAR
                                                          VALUE
                                                          (000)        VALUE
                                                         --------   ------------
INTEGRATED OIL & GAS--0.1%
   ChevronTexaco Capital Co. 3.50%, 9/17/07 ...........  $    260   $    256,950
   Occidental Petroleum Corp. 4.25%, 3/15/10(g) .......        80         77,744
                                                                    ------------
                                                                         334,694
                                                                    ------------
INTEGRATED TELECOMMUNICATION SERVICES--1.1%
   Citizens Communications Co. 9.25%, 5/15/11 .........       500        555,625
   Embarq Corp. 7.082%, 6/1/16 ........................       600        610,812
   Verizon Global Funding Corp. 6.875%, 6/15/12(t) ....     1,000      1,068,058
   Windstream Corp. 144A 8.625%, 8/1/16(b) ............       500        550,000
                                                                    ------------
                                                                       2,784,495
                                                                    ------------
INVESTMENT BANKING & BROKERAGE--0.3%
   Jefferies Group, Inc. 5.50%, 3/15/16 ...............       225        219,094
   Merrill Lynch & Co., Inc. 6.05%, 5/16/16 ...........       500        517,520
                                                                    ------------
                                                                         736,614
                                                                    ------------
LIFE & HEALTH INSURANCE--0.5%
   Americo Life, Inc. 144A 7.875%, 5/1/13(b) ..........       200        200,624
   New York Life Insurance Co. 144A 5.875%,
      5/15/33(b) ......................................       100        102,089
   Protective Life Secured Trust 2.81%, 5/10/10(c) ....       750        702,668
   StanCorp Financial Group, Inc. 6.875%, 10/1/12 .....       225        236,795
                                                                    ------------
                                                                       1,242,176
                                                                    ------------
LIFE SCIENCES TOOLS & SERVICES--0.3%
   Fisher Scientific International, Inc. 6.75%,
      8/15/14 .........................................       725        739,220
                                                                    ------------
MANAGED HEALTH CARE--0.4%
   Coventry Health Care, Inc. 8.125%, 2/15/12 .........       500        518,750
   UnitedHealth Group, Inc. 5.20%, 1/17/07 ............       130        129,987
   UnitedHealth Group, Inc. 3.30%, 1/30/08 ............       220        215,183
   UnitedHealth Group, Inc. 4.875%, 4/1/13 ............       125        120,876
                                                                    ------------
                                                                         984,796
                                                                    ------------
METAL & GLASS CONTAINERS--0.3%
   Owens-Brockway Glass Container, Inc. 8.875%,
      2/15/09 .........................................       123        126,383
   Owens-Brockway Glass Container, Inc. 7.75%,
      5/15/11 .........................................        50         51,625
   Plastipak Holdings, Inc. 144A 8.50%, 12/15/15(b) ...       500        522,500
                                                                    ------------
                                                                         700,508
                                                                    ------------
MORTGAGE REITS--0.4%
   iStar Financial, Inc. 144A 5.95%, 10/15/13(b) ......     1,000      1,005,037
   iStar Financial, Inc. Series B 5.125%, 4/1/11(g) ...        75         73,450
                                                                    ------------
                                                                       1,078,487
                                                                    ------------
MOTORCYCLE MANUFACTURERS--0.0%
   Harley-Davidson, Inc. 144A 3.625%, 12/15/08(b)......       100         96,889
                                                                    ------------
MOVIES & ENTERTAINMENT--0.4%
   Time Warner, Inc. 6.875%, 5/1/12 ...................       275        290,606
   Viacom, Inc. 6.25%, 4/30/16 6.25%, 4/30/16 .........       625        620,671
                                                                    ------------
                                                                         911,277
                                                                    ------------
MULTI-LINE INSURANCE--0.2%
   Assurant, Inc. 6.75%, 2/15/34                               75         80,583
   Farmers Insurance Exchange 144A 8.625%,
      5/1/24(b) .......................................        75         89,959
   Liberty Mutual Group, Inc. 144A 5.75%,
      3/15/14(b) ......................................       200        199,258
   Liberty Mutual Group, Inc. 144A 7%, 3/15/34(b) .....       150        154,432
   Liberty Mutual Insurance Co. 144A 8.50%,
      5/15/25(b) ......................................        25         29,416
                                                                    ------------
                                                                         553,648
                                                                    ------------

                                                           PAR
                                                          VALUE
                                                          (000)        VALUE
                                                         --------   ------------
MULTI-UTILITIES--0.3%
   AmerenEnergy Generating Co. Series F 7.95%,
      6/1/32 ..........................................  $     40   $     47,359
   CMS Energy Corp. 7.75%, 8/1/10(g) ..................       100        106,000
   CMS Energy Corp. 7.50%, 1/15/09(g) .................       125        129,531
   Dominion Resources, Inc. Series D 5.125%,
      12/15/09 ........................................       100         99,362
   MidAmerican Energy Holdings Co. 3.50%,
      5/15/08 .........................................       200        195,007
   Xcel Energy, Inc. 3.40%, 7/1/08 ....................       140        135,901
                                                                    ------------
                                                                         713,160
                                                                    ------------
OFFICE REITS--0.3%
   Mack-Cali Realty LP 5.125%, 2/15/14 ................       700        676,924
                                                                    ------------
OIL & GAS EQUIPMENT & SERVICES--0.2%
   Cooper Cameron Corp. 2.65%, 4/15/07 ................       100         99,187
   Hornbeck Offshore Services, Inc. Series B
      6.125%, 12/1/14 .................................       400        383,500
                                                                    ------------
                                                                         482,687
                                                                    ------------
OIL & GAS EXPLORATION & PRODUCTION--1.0%
   Anadarko Petroleum Corp. 3.25%, 5/1/08 .............       345        334,348
   Chesapeake Energy Corp. 6.875%, 1/15/16 ............     1,125      1,140,469
   Denbury Resources, Inc. 7.50%, 4/1/13 ..............       400        408,000
   Swift Energy Co. 7.625%, 7/15/11 ...................       500        511,250
                                                                    ------------
                                                                       2,394,067
                                                                    ------------
OIL & GAS REFINING & MARKETING--0.6%
   Kern River Funding Corp. 144A 4.893%,
      4/30/18(b) ......................................        84         81,547
   Premcor Refining Group, Inc. (The) 9.25%,
      2/1/10 ..........................................       750        784,395
   Premcor Refining Group, Inc. (The) 6.125%,
      5/1/11 ..........................................       500        507,871
                                                                    ------------
                                                                       1,373,813
                                                                    ------------
OIL & GAS STORAGE & TRANSPORTATION--0.9%
   AmeriGas Partners LP 7.25%, 5/20/15 ................       500        508,750
   Kaneb Pipe Line Operating Partnership LP
      5.875%, 6/1/13 ..................................       125        125,366
   Kinder Morgan Management LLC 5.70%,
      1/5/16(t) .......................................       700        642,263
   ONEOK Partners LP 6.15%, 10/1/16 ...................       490        497,183
   Williams Cos., Inc. (The) 7.125%, 9/1/11 ...........       500        522,500
                                                                    ------------
                                                                       2,296,062
                                                                    ------------
OTHER DIVERSIFIED FINANCIAL SERVICES--0.1%
   Citigroup, Inc. 4.875%, 5/7/15(g) ..................       175        168,547
   OneAmerica Financial Partners, Inc. 144A 7%,
      10/15/33(b) .....................................       175        181,025
                                                                    ------------
                                                                         349,572
                                                                    ------------
PACKAGED FOODS & MEATS--1.1%
   Dean Foods Co. 6.625%, 5/15/09 .....................       500        511,250
   Dean Foods Co. 6.90%, 10/15/17(g) ..................        50         50,000
   Kellogg Co. Series B 6.60%, 4/1/11 .................        75         78,653
   Pilgrim's Pride Corp. 9.25%, 11/15/13 ..............     1,500      1,571,250
   Tyson Foods, Inc. 6.85%, 4/1/16 ....................       400        410,729
                                                                    ------------
                                                                       2,621,882
                                                                    ------------
PAPER PACKAGING--0.1%
   Sealed Air Corp. 144A 5.375%, 4/15/08(b) ...........       250        248,798
                                                                    ------------
PAPER PRODUCTS--0.5%
   Abitibi-Consolidated Finance LP 7.875%, 8/1/09 .....       625        612,500
   Verso Paper Holdings LLC & Verso Paper, Inc.
      144A 11.375%, 8/1/16(b) .........................       625        659,375
                                                                    ------------
                                                                       1,271,875
                                                                    ------------

                        See Notes to Financial Statements

                    PHOENIX MULTI-SECTOR FIXED INCOME SERIES
          (FORMERLY PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES)

                                                           PAR
                                                          VALUE
                                                           (000)          VALUE
                                                         --------      ------------
PERSONAL PRODUCTS--0.1%
   Gillette Co. (The) 4.125%, 8/30/07 .................  $    125      $    123,703
                                                                       ------------
PROPERTY & CASUALTY INSURANCE--0.4%
   Berkley (W.R.) Corp. 5.875%, 2/15/13 ...............        75            75,345
   Berkshire Hathaway Finance Corp. 4.625%, 10/15/13 ..       100            96,113
   Fund American Cos., Inc. 5.875%, 5/15/13 ...........       175           173,954
   Kingsway America, Inc. 7.50%, 2/1/14 ...............       125           126,758
   Markel Corp. 6.80%, 2/15/13(g) .....................       175           181,716
   NYMAGIC, Inc. 6.50%, 3/15/14 .......................       150           146,032
   Progressive Corp. (The) 6.25%, 12/1/32(g) ..........        75            79,595
                                                                       ------------
                                                                            879,513
                                                                       ------------
PUBLISHING--0.3%
   Dex Media East LLC/Dex Media East Finance
      Co. 9.875%, 11/15/09 ............................        25            26,250
   Dex Media, Inc. 8%, 11/15/13 .......................        50            51,750
   Idearc, Inc. 144A 8%, 11/15/16(b) ..................       500           510,000
   News America, Inc. 6.625%, 1/9/08 ..................       250           252,721
                                                                       ------------
                                                                            840,721
                                                                       ------------
REGIONAL BANKS--0.1%
   Citizens Banking Corp. 5.75%, 2/1/13 ...............        25            25,044
   Hudson United Bank 7%, 5/15/12 .....................        80            85,464
   Zions Bancorp. 6%, 9/15/15(g) ......................       125           127,290
                                                                       ------------
                                                                            237,798
                                                                       ------------
SEMICONDUCTORS--0.3%
   Freescale Semiconductor, Series 144A 10.125%,
      12/15/16(b) .....................................       623           626,894
                                                                       ------------
SOFT DRINKS--0.1%
   Coca-Cola Enterprises, Inc. 7.125%, 8/1/17 .........       133           149,240
                                                                       ------------
SPECIALIZED CONSUMER SERVICES--0.4%
   Stewart Enterprises, Inc. 6.25%, 2/15/13 ...........     1,000           967,500
                                                                       ------------
SPECIALIZED REITS--0.7%
   Health Care REIT, Inc. 5.875%, 5/15/15(g) ..........     1,775         1,752,976
                                                                       ------------
SPECIALTY STORES--0.4%
   Office Depot, Inc. 6.25%, 8/15/13 ..................     1,000         1,019,814
                                                                       ------------
THRIFTS & MORTGAGE FINANCE--0.0%
   Sovereign Capital Trust I 9%, 4/1/27 ...............        35            36,277
                                                                       ------------
TOBACCO--0.6%
   Reynolds American, Inc. 7.30%, 7/15/15 .............       750           782,208
   Reynolds American, Inc. 7.625%, 6/1/16 .............       600           638,720
                                                                       ------------
                                                                          1,420,928
                                                                       ------------
TRADING COMPANIES & DISTRIBUTORS--0.2%
   United Rentals North America, Inc. 6.50%,
      2/15/12 .........................................       525           521,063
                                                                       ------------
WIRELESS TELECOMMUNICATION SERVICES--0.8%
   Nextel Communications, Inc. Series F 5.95%,
      3/15/14 .........................................     2,000         1,947,632
                                                                       ------------
TOTAL DOMESTIC CORPORATE BONDS
   (Identified cost $74,179,765) ......................                  74,787,405
                                                                       ------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--10.0%
   Adjustable Rate Mortgage Trust 05-3, 2A1 4.697%,
      7/25/35(c) ......................................     1,483         1,471,923
   Bear Stearns Structured Products, Inc. 04-15, A2
      P.O. 144A 0%, 11/27/34(b)  ......................       662           628,332
   Bear Stearns Structured Products, Inc. 05-10
      144A 7.82%, 4/26/35(b)(c)  ......................       536           535,738
   Chase Mortgage Finance Corp. 06-A1, 4A1
      6.072%, 9/25/36(c)  .............................     2,383         2,391,426

                                                            PAR
                                                           VALUE
                                                           (000)           VALUE
                                                         --------      ------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--CONTINUED
   Countrywide Home Loan Mortgage Pass-Through
      Trust 04-13, 1A1 5.50%, 8/25/34 .................  $  1,250      $  1,244,577
   DLJ Commercial Mortgage Corp. 98-CF2, A1B
      6.24%, 11/12/31 .................................       362           365,854
   First Horizon Mortgage Pass-Through Trust
      04-AR4, 2A1 4.403%, 8/25/34(c) ..................     2,543         2,492,689
   First Horizon Mortgage Pass-Through Trust
      05-AR1, 2A1 5.012%, 4/25/35(c) ..................     1,229         1,225,400
   Franchise Mortgage Acceptance Co. Loan
      Receivables Trust 98-CA, A2 144A 6.66%,
      1/15/12(b) ......................................       580           566,672
   GMAC Commercial Mortgage Securities, Inc.
      97-C2, A3 6.566%, 4/15/29 .......................        75            75,754
   GS Mortgage Securities Corp. II 99-C1, A2
      6.11%, 11/18/30(c) ..............................       475           479,363
   Indymac Index Mortgage Loan Trust
      05-AR8, B4 7.10%, 4/25/35(c) ....................       890           837,120
   Indymac Index Mortgage Loan Trust
      06-AR25, 3A1 6.401%, 9/25/36(c) .................     1,748         1,779,277
   JPMorgan Mortgage Trust 05-S3, 1A12
      6%, 1/25/36 .....................................     1,076         1,067,774
   MASTR Alternative Loans Trust 05-5, 3A1 5.75%,
      8/25/35 .........................................     1,054         1,048,155
   MASTR Resecuritization Trust 04-3 144A
      5%, 3/28/34(b) ..................................       585           540,146
   MASTR Resecuritization Trust 05-1 144A 5%,
      10/28/34(b) .....................................       705           668,278
   Residential Accredit Loans, Inc. 05-QA4, A5
      5.459%, 4/25/35(c) ..............................     1,657         1,648,985
   Structured Asset Securities Corp. 03-32, 1A1
      5.23%, 11/25/33(c) ..............................       964           934,447
   Structured Asset Securities Corp. 05-1, 6A1
      6%, 2/25/35 .....................................     1,758         1,754,960
   Timberstar Trust 06-1 A, V%, 144A
      5.668%, 10/15/36(b) .............................     1,275         1,296,017
   Washington Mutual, Inc. 05-AR13 B13 144A
      6.55%, 10/25/45(b)(c) ...........................       868           725,175
   Wells Fargo Mortgage Backed Securities Trust
      05-5, 1A1 5%, 5/25/20 ...........................     1,043         1,017,176
                                                                       ------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
   (Identified cost $25,022,523) ......................                  24,795,238
                                                                       ------------
FOREIGN GOVERNMENT SECURITIES--20.2%
ARGENTINA--1.1%
   Republic of Argentina PIK Interest Capitalization
      8.28%, 12/31/33(g) ..............................     1,557         1,697,666
   Republic of Argentina Series GDP 0.624%,
      12/15/35(c) .....................................     7,151           954,664
                                                                       ------------
                                                                          2,652,330
                                                                       ------------
AUSTRALIA--0.6%
   Commonwealth of Australia Series 909 7.50%,
      9/15/09 .........................................     1,855(j)      1,513,846
                                                                       ------------
BRAZIL--3.6%
   Federative Republic of Brazil 7.875%, 3/7/15(g) ....     1,650         1,842,225
   Federative Republic of Brazil 12.50%, 1/5/16 .......     4,834(k)      2,573,684
   Federative Republic of Brazil 11%, 8/17/40 .........     3,175         4,210,844
   Federative Republic of Brazil 6%, 1/17/17 ..........       125           123,437
                                                                       ------------
                                                                          8,750,190
                                                                       ------------
CANADA--0.6%
   Federation of Canada 4.25%, 9/1/09 .................     1,800(l)      1,553,188
                                                                       ------------
COLOMBIA--0.2%
   Republic of Colombia 10%, 1/23/12 ..................       500           590,000
                                                                       ------------
EL SALVADOR--0.2%
   Republic of El Salvador 144A 7.625%, 9/21/34(b) ....       400           461,600
                                                                       ------------

                        See Notes to Financial Statements

                    PHOENIX MULTI-SECTOR FIXED INCOME SERIES
          (FORMERLY PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES)

                                                            PAR
                                                           VALUE
                                                           (000)           VALUE
                                                         --------      ------------
GERMANY--1.0%
   Federal Republic of Germany 144A 3.25%,
      4/17/09(b) ......................................     1,808(m)   $  2,353,467
                                                                       ------------
GUATEMALA--0.3%
   Republic of Guatemala 144A 8.125%, 10/6/34(b) ......  $    675           793,463
                                                                       ------------
INDONESIA--0.4%
   Republic of Indonesia 144A 6.75%, 3/10/14(b) .......       850           891,437
                                                                       ------------
MEXICO--0.8%
   United Mexican States 4.625%, 10/8/08 ..............        50            49,375
   United Mexican States 6.75%, 9/27/34 ...............       500           540,000
   United Mexican States Series MI10 9.50%,
      12/18/14 ........................................    13,705(n)      1,425,051
                                                                       ------------
                                                                          2,014,426
                                                                       ------------
NEW ZEALAND--0.4%
   New Zealand Government Series 708 6%,
      7/15/08 .........................................     1,525(o)      1,064,211
                                                                       ------------
NORWAY--0.5%
   Norwegian Government 6.75%, 1/15/07 ................     7,900(i)      1,268,248
                                                                       ------------
PERU--0.7%
   Republic of Peru 8.75%, 11/21/33 ...................     1,375         1,815,000
                                                                       ------------
PHILIPPINES--1.2%
   Republic of Philippines 8%, 1/15/16(g) .............       500           571,250
   Republic of Philippines 10.625%, 3/16/25 ...........       525           755,344
   Republic of Philippines 9.50%, 2/2/30 ..............     1,125         1,501,875
                                                                       ------------
                                                                          2,828,469
                                                                       ------------
RUSSIA--2.0%
   Russian Federation 144A 5%, 3/31/30(b)(c) ..........     2,075         2,347,344
   Russian Federation RegS 5%, 3/31/30(c)(e) ..........     2,350         2,656,968
                                                                       ------------
                                                                          5,004,312
SOUTH AFRICA--0.1%
   Republic of South Africa Series R153 13%,
      8/31/10 .........................................     1,570(p)        257,441
                                                                       ------------
SWEDEN--0.8%
   Swedish Government Bond Series 1043 5%,
      1/28/09 .........................................    12,700(r)      1,901,118
                                                                       ------------
THAILAND--0.2%
   Kingdom of Thailand Series R042 4.80%,
      4/9/10 ..........................................    22,000(q)        616,984
                                                                       ------------
TURKEY--1.0%
   Republic of Turkey 10.50%, 1/13/08 .................       500           527,500
   Republic of Turkey 9%, 6/30/11 .....................       500           557,500
   Republic of Turkey 11.50%, 1/23/12 .................       750           916,875
   Republic of Turkey 7.25%, 3/15/15 ..................       350           363,562
                                                                       ------------
                                                                          2,365,437
                                                                       ------------
UKRAINE--0.4%
   Ukraine Ministry of Finance 144A 6.58%,
      11/21/16(b) .....................................     1,000         1,002,500
                                                                       ------------
URUGUAY--0.9%
   Republic of Uruguay 8%, 11/18/22 ...................     1,850         2,109,000
                                                                       ------------
VENEZUELA--3.2%
   Republic of Venezuela 9.25%, 9/15/27(g) ............     2,700         3,449,250
   Republic of Venezuela RegS 5.375%, 8/7/10(e) .......     1,500         1,477,500
   Republic of Venezuela RegS 7%, 12/1/18(e) ..........     2,750         2,846,250
                                                                       ------------
                                                                          7,773,000
                                                                       ------------
TOTAL FOREIGN GOVERNMENT SECURITIES
   (Identified cost $45,821,541) ......................                  49,579,667
                                                                       ------------

                                                           PAR
                                                          VALUE
                                                           (000)           VALUE
                                                         --------      ------------
FOREIGN CORPORATE BONDS(d)--10.0%
AUSTRALIA--0.3%
   Commonwealth Bank of Australia Series TCD
      6.75%, 12/1/07 ..................................     1,000(j)   $    791,657
                                                                       ------------
BERMUDA--0.3%
   Weatherford International Ltd. 5.50%,
      2/15/16(g) ......................................  $    625           607,098
                                                                       ------------
BRAZIL--0.2%
   Vale Overseas Ltd. 6.25%, 1/11/16 ..................       500           504,860
                                                                       ------------
CANADA--1.0%
   Catalyst Paper Corp. 7.375%, 3/1/14 ................       715           681,037
   Rogers Cable, Inc. 7.875%, 5/1/12 ..................     1,000         1,085,874
   Rogers Wireless Communications, Inc. 6.375%,
      3/1/14 ..........................................       575           585,063
                                                                       ------------
                                                                          2,351,974
                                                                       ------------
CHILE--0.2%
   Empresa Nacional de Electricidad SA 8.35%,
      8/1/13 ..........................................       500           567,129
                                                                       ------------
CHINA--0.3%
   NXP BV/NXP Funding LLC 144A 9.50%,
      10/15/15(b) .....................................       625           643,750
                                                                       ------------
GERMANY--0.4%
   Deutsche Telekom International Finance BV 8%,
      6/15/10 .........................................     1,000         1,082,833
                                                                       ------------
HONG KONG--0.1%
   Hutchison Whampoa International Ltd. 144A
      5.45%, 11/24/10(b) ..............................       150           150,438
                                                                       ------------
JAPAN--0.5%
   Resona Bank Ltd. 144A 5.85%, 9/29/49(b)(c) .........     1,250         1,220,571
                                                                       ------------
KAZAKHSTAN--1.3%
   Kazkommerts International BV 144A 7.875%,
      4/7/14(b) .......................................     1,000         1,043,750
   Tengizchevroil Finance Co. 144A 6.124%,
      11/15/14(b) .....................................     1,000           997,500
   TuranAlem Finance BV 144A 7.875%, 6/2/10(b) ........     1,000         1,035,000
                                                                       ------------
                                                                          3,076,250
                                                                       ------------
MALAYSIA--0.5%
   Malaysia International Shipping Corp. Capital Ltd.
      144A 6.125%, 7/1/14(b) ..........................     1,250         1,300,684
                                                                       ------------
MEXICO--0.5%
   America Movil S.A. de C.V. 5.50%, 3/1/14 ...........     1,000           977,522
   Pemex Project Funding Master Trust 6.125%,
      8/15/08 .........................................       200           201,600
                                                                       ------------
                                                                          1,179,122
                                                                       ------------
RUSSIA--1.3%
   Gazprom Gaz Capital SA 144A 6.212%,
      11/22/16(b) .....................................     1,905         1,918,335
   Gazprom International SA 144A 7.201%,
      2/1/20(b) .......................................     1,000         1,057,500
   OJSC Vimpel Communications 144A 8.375%,
      10/22/11(b) .....................................       250           267,187
                                                                       ------------
                                                                          3,243,022
                                                                       ------------
SINGAPORE--0.8%
   Chartered Semiconductor Manufacturing Ltd.
      5.75%, 8/3/10 ...................................     1,250         1,249,374
   UOB Cayman Ltd. 144A 5.796%, 12/29/49(b)(c) ........       700           680,094
                                                                       ------------
                                                                          1,929,468
                                                                       ------------

                        See Notes to Financial Statements

                    PHOENIX MULTI-SECTOR FIXED INCOME SERIES
          (FORMERLY PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES)

                                                            PAR
                                                           VALUE
                                                           (000)           VALUE
                                                         --------      ------------
SOUTH AFRICA--0.0%
   SABMiller plc 144A 6.625%, 8/15/33(b) ..............  $     75      $     79,223
                                                                       ------------
SOUTH KOREA--0.6%
   C&M Finance Ltd. 144A 8.10%, 2/1/16(b) .............       500           514,736
   Woori Bank 144A 6.125%, 5/3/16(b)(c) ...............     1,000         1,019,980
                                                                       ------------
                                                                          1,534,716
                                                                       ------------
UNITED ARAB EMIRATES--0.3%
   Abu Dhabi National Energy Co. 144A 5.875%,
      10/27/16(b) .....................................       825           830,848
                                                                       ------------
UNITED KINGDOM--0.5%
   British Sky Broadcasting Group plc 6.875%,
      2/23/09 .........................................       650           669,138
   Hanson Australia Funding Ltd. 5.25%, 3/15/13 .......       125           121,910
   Ineos Group Holdings plc 144A 8.50%,
      2/15/16(b) ......................................       500           480,000
                                                                       ------------
                                                                          1,271,048
                                                                       ------------
UNITED STATES--0.9%
   General Electric Capital Corp. 6.625%, 4/17/09 .....     1,225(o)        847,623
   Nova Chemicals Corp. 8.502%, 11/15/13(c) ...........     1,218         1,224,090
   Vale Overseas Ltd. 6.25%, 1/23/17 ..................       200           200,909
                                                                       ------------
                                                                          2,272,622
                                                                       ------------
TOTAL FOREIGN CORPORATE BONDS
   (Identified cost $24,278,429) ......................                  24,637,313
                                                                       ------------
DOMESTIC CONVERTIBLE BONDS--0.1%
COMPUTER STORAGE & PERIPHERALS--0.0%
   Candescent Technologies Corp. Cv. 144A 8%,
      5/1/03(b)(f)(h) .................................        50                 0
                                                                       ------------
PHARMACEUTICALS--0.1%
   Par Pharmaceutical Cos., Inc. Cv. 2.875%,
      9/30/10 .........................................       300           280,125
                                                                       ------------
TOTAL DOMESTIC CONVERTIBLE BONDS
   (Identified cost $295,598) .........................                     280,125
                                                                       ------------
DOMESTIC CREDIT LINKED NOTES--0.6%
OTHER FOREIGN GOVERNMENT--0.6%
   Republic of Indonesia 11.341%, 6/15/09 .............       640           607,136
   Republic of Turkey 0%, 8/15/08 .....................       800           807,440
                                                                       ------------
TOTAL DOMESTIC CREDIT LINKED NOTES
   (Identified cost $1,466,461) .......................                   1,414,576
                                                                       ------------
DOMESTIC LOAN AGREEMENTS(c)--9.5%
APPAREL RETAIL--0.3%
   Hanesbrands, Inc. Tranche B 7.65%, 9/5/13 ..........       295           298,136
   HBI Branded Apparel Ltd., Inc. Tranche 9.15%,
      4/15/14 .........................................       325           334,344
                                                                       ------------
                                                                            632,480
                                                                       ------------
APPLICATION SOFTWARE--0.2%
   Reynolds & Reynolds Co. (The) Tranche 7.88%,
      10/24/12 ........................................       539           542,369
                                                                       ------------
AUTO PARTS & EQUIPMENT--0.8%
   Mark IV Tranche 1 5.414%, 6/15/13 ..................     1,097         1,091,764
   Mark IV Tranche 2 5.414%, 6/15/13 ..................       325           325,000
   Tenneco Automotive, Inc. Tranche B 8.13%,
      12/12/10 ........................................       470           470,842
                                                                       ------------
                                                                          1,887,606
                                                                       ------------
AUTOMOBILE MANUFACTURERS--0.2%
   General Motors Corp Tranche B 7.745%,
      11/17/13 ........................................       600           601,875
                                                                       ------------

                                                           PAR
                                                           VALUE
                                                           (000)           VALUE
                                                         --------      ------------
AUTOMOTIVE RETAIL--0.3%
   Hertz Corp. Tranche 7.38%, 12/21/12 ................  $     83      $     83,958
   Hertz Corp. Tranche B 7.38%, 12/21/12 ..............       569           573,268
                                                                       ------------
                                                                            657,226
                                                                       ------------
BROADCASTING & CABLE TV--0.4%
   Charter Communications Operating LLC Tranche
      8.125%, 4/28/13 .................................       992           998,627
                                                                       ------------
COMMODITY CHEMICALS--0.1%
   Lyondell Chemical Co. Tranche 7.372%, 8/16/13 ......       190           191,125
                                                                       ------------
DATA PROCESSING & OUTSOURCED SERVICES--0.8%
   Solar Capital Corp. Tranche 7.16%, 2/11/13 .........     1,982         2,006,698
                                                                       ------------
DEPARTMENT STORES--0.7%
   Neiman-Marcus Group, Inc. (The) Tranche 7.16%,
      4/6/13 ..........................................     1,699         1,707,864
                                                                       ------------
ELECTRIC UTILITIES--0.0%
   Astoria Generating Co. LP Tranche 6.80%,
      2/23/13 .........................................         3             3,017
                                                                       ------------
ENVIRONMENTAL & FACILITIES SERVICES--0.3%
   Allied Waste North America, Inc. Tranche 6.89%,
      1/15/12 .........................................       468           470,698
   Allied Waste North America, Inc. Tranche A
      7.507%, 1/15/12 .................................       210           211,050
                                                                       ------------
                                                                            681,748
                                                                       ------------
HEALTH CARE FACILITIES--0.5%
   HCA, Inc. Tranche B 8.125%, 11/17/13 ...............       430           434,703
   LifePoint Hospitals, Inc. Tranche B 6.505%,
      4/15/12 .........................................       744           741,359
                                                                       ------------
                                                                          1,176,062
                                                                       ------------
HEALTH CARE SERVICES--0.4%
   Fresenius Medical Care AG & Co. Tranche B
      6.325%, 3/31/13 .................................       998           987,525
                                                                       ------------
HOTELS, RESORTS & CRUISE LINES--0.2%
   Hilton Hotels Corp. Tranche B 6.374%, 2/22/13 ......       396           396,051
                                                                       ------------
HOUSEWARES & SPECIALTIES--0.3%
   Tupperware Brands Corp. Tranche B 6.88%,
      12/1/12 .........................................       676           671,286
                                                                       ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.7%
   NRG Energy, Inc. Tranche B 7.023%, 2/1/13 ..........     1,565         1,575,423
                                                                       ------------
INTEGRATED TELECOMMUNICATION SERVICES--0.3%
   NTELOS, Inc. Tranche B1 7.52%, 8/24/11 .............       766           769,074
                                                                       ------------
OIL & GAS EXPLORATION & PRODUCTION--0.3%
   Helix Energy Solutions Group, Inc. Tranche
      5.162%, 7/1/13 ..................................       750           747,187
                                                                       ------------
PAPER PRODUCTS--1.2%
   Georgia-Pacific Corp. Tranche A 6.88%,
      12/20/10 ........................................       741           743,865
   Georgia-Pacific Corp. Tranche B 6.749%,
      12/20/12 ........................................     1,097         1,101,365
   NewPage Corp. Tranche B 7.66%, 5/2/11 ..............     1,054         1,061,711
                                                                       ------------
                                                                          2,906,941
                                                                       ------------
PHOTOGRAPHIC PRODUCTS--0.2%
   Eastman Kodak Co. Tranche B 7.13%, 10/18/12 ........       407           409,957
                                                                       ------------

                        See Notes to Financial Statements

                    PHOENIX MULTI-SECTOR FIXED INCOME SERIES
          (FORMERLY PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES)

                                                           PAR
                                                          VALUE
                                                          (000)            VALUE
                                                        ---------      ------------
PUBLISHING--0.4%
   Idearc, Inc. Tranche B 7.38%, 11/17/14 ............  $   1,000      $  1,005,625
                                                                       ------------
SEMICONDUCTORS--0.3%
   Advanced Micro Devices, Inc. Tranche B 7.63%,
      12/31/13 .......................................        729           735,579
                                                                       ------------
SPECIALTY CHEMICALS--0.1%
   Johnson Diversey, Inc. Tranche B 7.38%,
      12/16/11 .......................................        210           211,010
                                                                       ------------
TOBACCO--0.1%
   Reynolds American, Inc. Tranche 7.113%,
      5/31/12 ........................................        200           201,625
                                                                       ------------
TRADING COMPANIES & DISTRIBUTORS--0.2%
   United Rentals, Inc. Tranche 7.38%, 2/14/11 .......        279           282,524
   United Rentals, Inc. Tranche B 7.13%, 2/14/11 .....        127           127,484
                                                                       ------------
                                                                            410,008
                                                                       ------------
WIRELESS TELECOMMUNICATION SERVICES--0.2%
   Cricket Communications, Inc. Tranche B 7.97%,
      6/16/13 ........................................        625           629,687
                                                                       ------------
TOTAL DOMESTIC LOAN AGREEMENTS
   (Identified cost $22,728,515) .....................                   22,743,675
                                                                       ------------

                                                          SHARES
                                                        ---------
DOMESTIC PREFERRED STOCKS--0.1%
SPECIALIZED REITS--0.0%
   Saul Centers, Inc. Series A Pfd. 8% ...............        425            10,901
                                                                       ------------
THRIFTS & MORTGAGE FINANCE--0.1%
   Chevy Chase Bank FSB Series C Pfd. 8% .............      3,925           102,875
   Chevy Chase Preferred Capital Corp. Series A Pfd.
      10.375% ........................................      1,225            64,435
                                                                       ------------
                                                                            167,310
                                                                       ------------
TOTAL DOMESTIC PREFERRED STOCKS
   (Identified cost $178,955) ........................                      178,211
                                                                       ------------

                                                          SHARES           VALUE
                                                        ---------      ------------
DOMESTIC COMMON STOCKS--0.0%
INTEGRATED TELECOMMUNICATION SERVICES--0.0%
   AT&T Latin America Corp. Class A (u) ..............     64,050      $      1,025
                                                                       ------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $281,820) ........................                        1,025
                                                                       ------------
TOTAL LONG TERM INVESTMENTS--97.2%
   (Identified cost $233,953,186) ....................                  238,344,396
                                                                       ------------
SHORT-TERM INVESTMENTS--4.2%
MONEY MARKET MUTUAL FUNDS--3.7%
   State Street Navigator Prime Plus
   (5.32% seven day effective yield) (s) .............  8,993,347         8,993,347
                                                                       ------------

                                                           PAR
                                                          VALUE
                                                          (000)
                                                        ---------
COMMERCIAL PAPER(v)--0.5%
   UBS Finance Delaware LLC 5.25%, 1/5/07 ............  $   1,305         1,304,239
                                                                       ------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $10,297,586) .....................                   10,297,586
                                                                       ------------
TOTAL INVESTMENTS--101.4%
   (Identified cost $244,250,772) ....................                  248,641,982(a)
   Other assets and liabilities, net--(1.4)% .........                   (2,891,696)
                                                                       ------------
NET ASSETS--100.0% ...................................                 $245,750,286
                                                                       ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $6,647,767 and gross depreciation of $2,358,325 for federal income tax purposes. At December 31, 2006, the aggregate cost of securities for federal income tax purposes was $244,352,540.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities amounted to a value of $40,773,814 or 16.6% of net assets.

(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

(d) A corporate bond is considered to be foreign if the security is issued in a foreign country. The country of risk, noted in the header or parenthetically, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

(e) Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.

(f) Illiquid and restricted security. Security valued at fair value as determined in good faith by or under the direction of the Trustees. At December 31, 2006, this security amounted to a value of $0 or 0% of net assets. For acquisition information see Note 6 in the Notes to Financial Statements.

(g)   All or a portion of security is on loan.

(h)   Security in default.

(i)   Par value represents Norwegian Krone.

(j)   Par value represents Australian Dollar.

(k)   Par value represents Brazilian Real.

(l)   Par value represents Canadian Dollar.

(m)   Par value represents Euro.

(n)   Par value  represents  Mexican Peso.

(o)   Par value represents New Zealand Dollar.

(p)   Par value represents South African Rand.

(q)   Par value  represents  Thailand  Baht.

(r)   Par value represents Swedish Krona.

(s) Represents security purchased with cash collateral received for securities on loan.

(t)   All or a portion segregated as collateral for forward currency contracts.

(u)   Non-income producing.

(v)   The rate shown is the discount rate.

                        See Notes to Financial Statements

                    PHOENIX MULTI-SECTOR FIXED INCOME SERIES
           (FORMERLY PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

ASSETS
Investment securities at value, including $8,813,401 of securities on loan (Identified cost
   $244,250,772) ........................................................................................   $ 248,641,982
Cash ....................................................................................................         471,503
Receivables
   Investment securities sold ...........................................................................       3,893,706
   Dividends and interest ...............................................................................       3,009,419
   Fund shares sold .....................................................................................           8,616
Prepaid expenses ........................................................................................          29,549
Other assets ............................................................................................           8,880
                                                                                                            -------------
     Total assets .......................................................................................     256,063,655
                                                                                                            -------------
LIABILITIES
Payables
   Investment securities purchased ......................................................................         912,704
   Fund shares repurchased ..............................................................................         105,359
   Upon return of securities loaned .....................................................................       8,993,347
   Investment advisory fee ..............................................................................         136,087
   Administration fee ...................................................................................          34,081
   Service fee ..........................................................................................          13,629
   Trustee deferred compensation plan ...................................................................           8,880
   Trustees' fee ........................................................................................           7,778
   Other accrued expenses ...............................................................................          62,530
Unrealized depreciation on forward currency contracts ...................................................          38,974
                                                                                                            -------------
      Total liabilities .................................................................................      10,313,369
                                                                                                            -------------
NET ASSETS ..............................................................................................   $ 245,750,286
                                                                                                            =============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest .....................................................   $ 260,292,160
   Undistributed net investment income ..................................................................         810,859
   Accumulated net realized loss ........................................................................     (19,721,545)
   Net unrealized appreciation ..........................................................................       4,368,812
                                                                                                            -------------
NET ASSETS ..............................................................................................   $ 245,750,286
                                                                                                            =============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ........................      26,562,739
                                                                                                            =============
Net asset value and offering price per share ............................................................   $        9.25
                                                                                                            =============
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME
   Interest .............................................................................................   $  15,496,875
   Security lending .....................................................................................          29,126
   Dividends ............................................................................................          15,055
   Foreign taxes withheld ...............................................................................          (4,106)
                                                                                                            -------------
      Total investment income ...........................................................................      15,536,950
                                                                                                            -------------
EXPENSES
   Investment advisory fee ..............................................................................       1,225,509
   Financial agent fee ..................................................................................          79,593
   Administration fee ...................................................................................         108,535
   Service fee ..........................................................................................         159,320
   Printing .............................................................................................          95,570
   Professional .........................................................................................          39,644
   Trustees .............................................................................................          35,505
   Custodian ............................................................................................          22,167
   Miscellaneous ........................................................................................          67,950
                                                                                                            -------------
      Total expenses ....................................................................................       1,833,793
   Custodian fees paid indirectly .......................................................................         (20,218)
                                                                                                            -------------
      Net expenses ......................................................................................       1,813,575
                                                                                                            -------------
NET INVESTMENT INCOME (LOSS) ............................................................................      13,723,375
                                                                                                            -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ..............................................................         921,207
   Net realized gain (loss) on foreign currency transactions ............................................        (426,907)
   Net change in unrealized appreciation (depreciation) on investments ..................................       1,983,985
   Net change in unrealized appreciation (depreciation) on foreign currency translations ................         (20,178)
                                                                                                            -------------
NET GAIN (LOSS) ON INVESTMENTS ..........................................................................       2,458,107
                                                                                                            -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........................................   $  16,181,482
                                                                                                            =============

                        See Notes to Financial Statements

                    PHOENIX MULTI-SECTOR FIXED INCOME SERIES
           (FORMERLY PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES)

STATEMENT OF CHANGES IN NET ASSETS

                                                                                      YEAR ENDED      YEAR ENDED
                                                                                     DECEMBER 31,    DECEMBER 31,
                                                                                         2006            2005
                                                                                    -------------    -------------
FROM OPERATIONS
   Net investment income (loss) ..................................................  $  13,723,375    $  12,977,901
   Net realized gain (loss) ......................................................        494,300          402,374
   Net change in unrealized appreciation (depreciation) ..........................      1,963,807       (9,125,945)
                                                                                    -------------    -------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...................     16,181,482        4,254,330
                                                                                    -------------    -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .........................................................    (13,054,187)     (11,640,999)
                                                                                    -------------    -------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .....................    (13,054,187)     (11,640,999)
                                                                                    -------------    -------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (2,899,544 and 1,081,740 shares, respectively) ..     26,788,441       10,013,859
   Net asset value of shares issued from reinvestment of distributions
      (1,438,186 and 1,269,887 shares, respectively) .............................     13,054,187       11,640,999
   Cost of shares repurchased (3,935,627 and 2,699,059 shares, respectively) .....    (36,316,403)     (25,056,516)
                                                                                    -------------    -------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .....................      3,526,225       (3,401,658)
                                                                                    -------------    -------------
   NET INCREASE (DECREASE) IN NET ASSETS .........................................      6,653,520      (10,788,327)
NET ASSETS
   Beginning of period ...........................................................    239,096,766      249,885,093
                                                                                    -------------    -------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
      OF $810,859 AND $693,812, RESPECTIVELY] ....................................  $ 245,750,286    $ 239,096,766
                                                                                    =============    =============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                       YEAR ENDED DECEMBER 31,
                                               ---------------------------------------------------------------------
                                                 2006             2005            2004       2003(2)         2002
                                               ---------       ---------       ---------   -----------     ---------
Net asset value, beginning of period ........  $    9.14       $    9.43       $    9.39   $      8.76     $    8.55
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) .............       0.52(1)         0.50(1)         0.55          0.58          0.61
   Net realized and unrealized gain (loss) ..       0.09           (0.34)           0.07          0.66          0.22
                                               ---------       ---------       ---------   -----------     ---------
      TOTAL FROM INVESTMENT OPERATIONS ......       0.61            0.16            0.62          1.24          0.83
                                               ---------       ---------       ---------   -----------     ---------
LESS DISTRIBUTIONS
   Dividends from net investment income .....      (0.50)          (0.45)          (0.58)        (0.61)        (0.62)
                                               ---------       ---------       ---------   -----------     ---------
      TOTAL DISTRIBUTIONS ...................      (0.50)          (0.45)          (0.58)        (0.61)        (0.62)
                                               ---------       ---------       ---------   -----------     ---------
CHANGE IN NET ASSET VALUE . .................       0.11           (0.29)           0.04          0.63          0.21
                                               ---------       ---------       ---------   -----------     ---------
NET ASSET VALUE, END OF PERIOD ..............  $    9.25       $    9.14       $    9.43   $      9.39     $    8.76
                                               =========       =========       =========   ===========     =========

Total return ................................       6.84%           1.78%           6.84%        14.58%        10.00%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) ....  $ 245,750       $ 239,097       $ 249,885   $   198,502     $ 178,990
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ...................       0.74%           0.75%           0.73%         0.74%         0.69%
   Gross operating expenses .................       0.74%           0.75%           0.73%         0.74%         0.69%
   Net investment income (loss) .............       5.60%           5.37%           5.68%         6.35%         7.05%
Portfolio turnover . ........................         90%             91%            100%          156%          168%

(1)   Computed using average shares outstanding.

(2) As a result of changes in generally accepted accounting principles, the series reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification was a decrease of $0.01 to net investment income per share and an increase to net realized and unrealized gain (loss) per share by $0.01 for the period ended December 31, 2003. The net investment income ratio for the period ended December 31, 2003, changed by 0.06%.

                        See Notes to Financial Statements

                   PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES
         (FORMERLY PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES)

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGER, DAVID L. ALBRYCHT, CFA

Q: HOW DID THE PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2006?

A: For the 12 month reporting  period the Series  returned  5.71%.  For the same period, the Lehman Brothers Aggregate Bond Index, a broad-based fixed income index, returned 4.33% and the Merrill Lynch 1-2.99 Year Medium Quality Corporate Bonds Index, the Series' style-specific benchmark, returned 4.80%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE FIXED INCOME MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: The broad U.S. fixed income market, as represented by the Lehman Brothers Aggregate Bond Index, returned 4.33% for the fiscal year ended December 31, 2006. In its first four meetings of the year, the Federal Reserve (the "Fed") raised the federal funds rate by 25 basis points each time, to 5.25%. During that time, fixed income performance was sluggish, posting only a 1.07% return. In August, the Fed finally paused after 17 consecutive interest rate increases. In the following two meetings, the Fed reaffirmed its earlier decision and kept its target rate at 5.25%. Since then, rates have declined across the yield curve, with the sharpest drop coming at the long end of the curve.

      It was in this environment that the fixed income market rallied, as declining rates and lower energy costs created a more favorable environment. Treasuries underperformed during the reporting period, since spread sectors benefited from a benign credit environment as defaults remained low. The best-performing sectors of the bond market were corporate high yield and emerging markets, both of which benefited from improved credit fundamentals. Among investment-grade sectors, commercial mortgage-backed securities were the top performers, as delinquencies in this sector reached a five-year low.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: The series outperformed its benchmarks for the fiscal year ended December 31, 2006, benefiting from its allocation to spread sectors. One of the key contributors to performance was the Series' exposure to emerging markets, as that sector benefited from strong country fundamentals and fewer concerns on the part of investors over the direction of interest rates. Both the Series' overall exposure to emerging markets and its overweight to some of the top-performing emerging market countries -- such as Brazil, Venezuela and the Philippines -- contributed positively to performance.

      The Series' exposure to the high-yield sector was another driver of its outperformance, as that sector benefited from strong company fundamentals and low default rates. Additionally, performance was fueled by our exposure to non-U.S. dollar investments, which benefited from market expectations that the Fed would cut U.S. interest rates in 2007. Performance also benefited from an underweight to U.S. Treasuries, which was the worst-performing bond market sector.

      Our underweight to agency mortgage-backed securities, one of the top-performing sectors within the Lehman Brothers Aggregate Bond Index, would have hurt performance, had the underweight not been allocated to better-performing sectors outside of the Series' benchmark, such as emerging markets and high yield. During the year, these sectors continued to offer attractive yield and total return opportunities.

                                                                    JANUARY 2007

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                   PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES
         (FORMERLY PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES)

         AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/06

                                                               FROM
                                                             INCEPTION
                                                             6/2/03 TO
                                                    1 YEAR   12/31/06
         -------------------------------------------------------------
         Multi-Sector Short Term Bond Series         5.71%     4.29%
         -------------------------------------------------------------
         Lehman Brothers Aggregate Bond Index        4.33%     3.14%
         -------------------------------------------------------------
         Merrill Lynch 1-2.99 Year Medium Quality
         Corporate Bonds Index                       4.80%     2.87%
         -------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 6/2/03 (inception of the series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

           GROWTH OF $10,000               PERIODS ENDING 12/31

[CHART OMITTED]
EDGAR REPRESENTATION OF DATA FOLLOWS:

                Multi-Sector Short    Merrill Lynch 1-2.99 Year              Lehman Brothers Aggregate
                Term Bond Series      Medium Quality Corporate Bond Index    Bond Index
  6/2/03        $10,000               $10,000                                $10,000
  12/31/03       10,296                10,144                                 10,018
  12/31/04       10,845                10,340                                 10,453
  12/30/05       10,993                10,536                                 10,707
  12/29/06       11,621                11,042                                 11,171


For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                   PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES
         (FORMERLY PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES)

ABOUT YOUR SERIES EXPENSES (UNAUDITED)
(FOR THE SIX-MONTH PERIOD OF JUNE 30, 2006 TO DECEMBER 31, 2006)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Multi-Sector Short Term Bond Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                             BEGINNING          ENDING         EXPENSES PAID
                                           ACCOUNT VALUE     ACCOUNT VALUE        DURING
MULTI-SECTOR SHORT TERM BOND SERIES        JUNE 30, 2006   DECEMBER 31, 2006      PERIOD*
----------------------------------------   -------------   -----------------   -------------
Actual                                       $1,000.00         $1,048.90           $3.61

Hypothetical (5% return before expenses)      1,000.00          1,021.63            3.57

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.70%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (184) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                   PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES
         (FORMERLY PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES)

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED AS PIE CHART IN THE PRINTED MATERIAL.]

Non-Agency Mortgage-Backed
Securities                                  22%
Domestic Corporate Bonds                    17
Foreign Government Securities               17
Agency Mortgage-Backed
Securities                                  13
Loan Agreements                             10
Asset-Backed Securities                      9
Foreign Corporate Bonds                      8
Other (includes short-term investments)      4

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2006

                                                                 PAR
                                                                VALUE
                                                                (000)           VALUE
                                                               --------      -----------
U.S. GOVERNMENT SECURITIES--0.0%
U.S. TREASURY NOTES--0.0%
   U.S. Treasury Note 4.875%, 5/31/11 ......................   $     10      $    10,069
                                                                             -----------
TOTAL U.S. GOVERNMENT SECURITIES
   (Identified cost $9,962) ...........................................           10,069
                                                                             -----------
AGENCY MORTGAGE-BACKED SECURITIES--12.7%
   FHLB 5.625%, 8/14/08 ....................................        170          170,068
   FHLMC 4.65%, 10/10/13 ...................................        160          154,237
   FHLMC 4.50%, 12/1/18 ....................................      1,055        1,019,169
   FNMA 4%, 7/1/19 .........................................        206          194,134
   FNMA 5%, '20-'35 ........................................      1,034        1,021,799
   FNMA 5.50%, 7/25/34 .....................................        367          367,043
   FNMA 6%, 8/1/34 .........................................        235          237,406
   FNMA 5.50%, 3/1/35 ......................................        492          486,483
   FNMA 5.50%, 4/1/35 ......................................      1,243        1,229,361
   FNMA 5.50%, 9/25/35 .....................................        294          292,130
   FNMA 6.50%, 8/1/36 ......................................        720          733,159
                                                                             -----------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
   (Identified cost $5,994,720) .......................................        5,904,989
                                                                             -----------
MUNICIPAL BONDS--1.4%
NEW YORK--0.7%
   New York State Dormitory Authority Higher
      Education Taxable Series B 3.35%, 12/15/09 ...........        315          299,423
                                                                             -----------
PENNSYLVANIA--0.7%
   Philadelphia School District Taxable Series C
      4.29%, 7/1/10 (FSA Insured) ..........................        350          339,406
                                                                             -----------
TOTAL MUNICIPAL BONDS
   (Identified cost $665,000) .........................................          638,829
                                                                             -----------
ASSET-BACKED SECURITIES--8.8%
   Bombardier Capital Mortgage Securitization
      Corp. 99-A, A3 5.98%, 1/15/18 ........................        123          116,090
   Capital One Auto Finance Trust 05-BSS B
      4.32%, 5/15/10 .......................................        350          346,199
   Carmax Auto Owner Trust 05-1 C
      4.82%, 10/15/11 ......................................        200          197,644
   DaimlerChrysler Auto Trust 05-A B
      3.88%, 7/8/11 ........................................        250          245,297
   GMAC Mortgage Corp. Loan Trust 05-HE2,
      A3 4.62%, 11/25/35(c) ................................        178          176,208
   GMAC Mortgage Corp. Loan Trust 06-HE2,
      A3 6.32%, 5/25/36 ....................................        350          354,594

                                                                 PAR
                                                                VALUE
                                                                (000)           VALUE
                                                               --------      -----------
ASSET-BACKED SECURITIES--CONTINUED
   Great America Leasing Receivables 05-1,
      A4 144A 4.97%, 8/20/10(b) ............................   $    230      $   228,241
   GS Auto Loan Trust 06-1, A2 5.47%, 2/15/09 ..............        500          500,413
   GSAMP Trust 06-S4 M6 6.53%, 5/25/36(c) ..................        310          297,600
   JPMorgan Mortgage Acquisition Corp. 06-CW2, AF3
      5.777%, 8/25/36(c) ...................................        225          225,873
   MMCA Automobile Trust 02-1 C 6.20%, 1/15/10 .............        117          116,692
   Onyx Acceptance Grantor Trust 03-D, A4 3.20%,
      3/15/10 ..............................................        145          143,394
   Renaissance Home Equity Loan Trust 05-3, AF3
      4.814%, 11/25/35(c) ..................................        625          619,207
   Renaissance Home Equity Loan Trust 06-1, AF2
      5.533%, 5/25/36(c) ...................................        240          239,220
   Structured Asset Securities Corp. 05-7XS, 1A2B
      5.27%, 4/25/35(c) ....................................        300          298,831
                                                                             -----------
TOTAL ASSET-BACKED SECURITIES
   (Identified cost $4,133,871) .......................................        4,105,503
                                                                             -----------
DOMESTIC CORPORATE BONDS--17.3%
AIRLINES--4.3%
   American Airlines, Inc. 01-1 6.977%, 11/23/22 ...........        448          444,014
   Continental Airlines, Inc. 98-1 A
      6.648%, 3/15/19 ......................................        183          189,589
   Delta Air Lines, Inc. 00-1, A-1 7
      7.379%, 11/18/11 .....................................        298          301,028
   JetBlue Airways Corp. 04-2 C 8.27%, 5/15/10(c) ..........        399          401,467
   United Airlines, Inc. 00-2 7.032%, 4/1/12 ...............        187          190,288
   United Airlines, Inc. 01-1 6.071%, 9/1/14 ...............        454          456,405
                                                                             -----------
                                                                               1,982,791
                                                                             -----------
ASSET MANAGEMENT & CUSTODY BANKS--0.2%
   Nuveen Investments, Inc. 5%, 9/15/10 ....................         95           93,458
                                                                             -----------
AUTOMOBILE MANUFACTURERS--0.4%
   DaimlerChrysler NA Holding Corp. 6.50%,
      11/15/13 .............................................        165          169,406
                                                                             -----------
AUTOMOTIVE RETAIL--0.2%
   Hertz Corp. 144A 8.875%, 1/1/14(b) ......................        100          105,250
                                                                             -----------
BROADCASTING & CABLE TV--1.0%
   Comcast Corp. 4.95%, 6/15/16 ............................        175          163,712
   COX Communications, Inc. 4.625%, 6/1/13 .................        250          235,236
   PanAmSat Corp. 6.375%, 1/15/08 ..........................         75           75,375
                                                                             -----------
                                                                                 474,323
                                                                             -----------

                       See Notes to Financial Statements

                   PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES
         (FORMERLY PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES)

                                                                 PAR
                                                                VALUE
                                                                (000)           VALUE
                                                               --------      -----------
BUILDING PRODUCTS--0.1%
   Esco Corp. 144A 8.625%, 12/15/13(b) .....................   $     54      $    55,755
                                                                             -----------
COMMODITY CHEMICALS--0.2%
   Lyondell Chemical Co. 8%, 9/15/14 .......................        100          104,250
                                                                             -----------
CONSUMER FINANCE--2.0%
   Ford Motor Credit Co. 8.466%, 11/2/07(c) ................         50           50,787
   Ford Motor Credit Co. 9.875%, 8/10/11 ...................         80           85,641
   Ford Motor Credit Co. 9.957%, 4/15/12(c) ................        135          143,944
   General Electric Capital Corp. 6.125%, 2/22/11 ..........        125          129,213
   GMAC LLC 6.539%, 9/23/08(c) .............................        185          186,146
   MBNA Corp. 4.625%, 9/15/08 ..............................        100           98,808
   SLM Corp. 3.34%, 2/1/10(c) ..............................        250          237,208
                                                                             -----------
                                                                                 931,747
                                                                             -----------
DATA PROCESSING & OUTSOURCED SERVICES--0.5%
   Convergys Corp. 4.875%, 12/15/09 ........................        250          244,189
                                                                             -----------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--0.3%
   International Lease Finance Corp.
      4.75%, 1/13/12(f) ....................................        125          121,538
                                                                             -----------
ELECTRIC UTILITIES--0.6%
   Consumers Energy Co. Series H 4.80%, 2/17/09 ............        100           98,690
   Entergy Gulf States, Inc. 3.60%, 6/1/08 .................        200          194,718
                                                                             -----------
                                                                                 293,408
                                                                             -----------
ENVIRONMENTAL & FACILITIES SERVICES--0.2%
   Allied Waste North America Series B
      8.50%, 12/1/08 .......................................        100          105,625
                                                                             -----------
FERTILIZERS & AGRICULTURAL CHEMICALS--0.1%
   Mosaic Co. (The) 144A 7.375%, 12/1/14(b) ................         34           35,063
                                                                             -----------
HEALTH CARE FACILITIES--0.2%
   HCA, Inc. 144A 9.125%, 11/15/14(b) ......................         75           80,344
                                                                             -----------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.2%
   AES Panama SA 144A 6.35%, 12/21/16(b) ...................         75           73,589
                                                                             -----------
INVESTMENT BANKING & BROKERAGE--0.3%
   Piper Jaffray Equipment Trust 144A
      6%, 9/10/11(b) .......................................        130          126,425
                                                                             -----------
LIFE SCIENCES TOOLS & SERVICES--0.3%
   Fisher Scientific International, Inc.
      6.75%, 8/15/14 .......................................        140          142,746
                                                                             -----------
MORTGAGE REITS--0.4%
   iStar Financial, Inc. 144A 5.95%, 10/15/13(b) ...........        200          201,007
                                                                             -----------
MOVIES & ENTERTAINMENT--0.2%
   Time Warner, Inc. 6.875%, 5/1/12 ........................        100          105,675
                                                                             -----------
OFFICE SERVICES & SUPPLIES--0.2%
   Steelcase, Inc. 6.50%, 8/15/11 ..........................        100          101,578
                                                                             -----------
OIL & GAS EXPLORATION & PRODUCTION--0.3%
   Chesapeake Energy Corp. 7.625%, 7/15/13 .................        125          132,344
                                                                             -----------
OIL & GAS REFINING & MARKETING--0.5%
   Premcor Refining Group, Inc. (The)
      6.125%, 5/1/11 .......................................        225          228,542
                                                                             -----------
OIL & GAS STORAGE & TRANSPORTATION--0.1%
   ONEOK Partners LP 5.90%, 4/1/12 .........................         65           65,739
                                                                             -----------
OTHER DIVERSIFIED FINANCIAL SERVICES--0.4%
   ERAC USA Finance Co. 144A 5.30%, 11/15/08(b) ............         85           84,793

                                                                 PAR
                                                                VALUE
                                                                (000)           VALUE
                                                               --------      -----------
OTHER DIVERSIFIED FINANCIAL SERVICES--CONTINUED
   MassMutual Global Funding II 144A
      3.50%, 3/15/10(b) ....................................   $    100      $    95,181
                                                                             -----------
                                                                                 179,974
                                                                             -----------
PACKAGED FOODS & MEATS--0.5%
   Dean Foods Co. 6.625%, 5/15/09 ..........................        100          102,250
   Pilgrim's Pride Corp. 9.25%, 11/15/13 ...................        100          104,750
                                                                             -----------
                                                                                 207,000
                                                                             -----------
PAPER PACKAGING--0.5%
   Packaging Corporation of America 4.375%, 8/1/08 .........        250          245,457
                                                                             -----------
PAPER PRODUCTS--0.5%
   Abitibi-Consolidated Finance LP 7.875%, 8/1/09 ..........         67           65,660
   Bowater, Inc. 8.39%, 3/15/10(c) .........................        165          167,475
                                                                             -----------
                                                                                 233,135
                                                                             -----------
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.5%
   Colonial Realty LP 4.80%, 4/1/11 ........................        250          240,375
                                                                             -----------
RETAIL REITS--0.3%
   Heritage Property Investment Trust
      4.50%, 10/15/09 ......................................        100           97,491
   Simon Property Group LP 5.60%, 9/1/11 ...................         55           55,443
                                                                             -----------
                                                                                 152,934
                                                                             -----------
SPECIALTY CHEMICALS--0.3%
   Lubrizol Corp. 4.625%, 10/1/09 ..........................        125          122,618
                                                                             -----------
TOBACCO--0.8%
   Philip Morris Capital Corp. 7.50%, 7/16/09 ..............        200          208,660
   Reynolds American, Inc. 7.25%, 6/1/13 ...................        150          156,674
                                                                             -----------
                                                                                 365,334
                                                                             -----------
TRADING COMPANIES & DISTRIBUTORS--0.2%
   United Rentals North America, Inc. 6.50%, 2/15/12 .......         85           84,363
                                                                             -----------
WIRELESS TELECOMMUNICATION SERVICES--0.5%
   Nextel Communications, Inc. Series F
      5.95%, 3/15/14 .......................................        250          243,454
                                                                             -----------
TOTAL DOMESTIC CORPORATE BONDS
   (Identified cost $8,017,445) .......................................        8,049,436
                                                                             -----------
NON-AGENCY MORTGAGE-BACKED SECURITIES--22.1%
   American General Mortgage Loan Trust 06-1,
      A2 144A 5.75%, 12/25/35(b)(c) ........................        275          275,008
   Asset Securitization Corp. 96-D3, A1C
      7.40%, 10/13/26 ......................................         36           37,440
   Banc of America Alternative Loan Trust 06-9 A1
      6%, 11/25/37 .........................................        475          475,445
   Bear Stearns Asset Backed Securities Net Interest
      Margin 04-HE1N, A2 144A 5.50%, 2/25/34(b) ............        200          197,156
   Bear Stearns Asset Backed Securities Net Interest
      Margin 04-HE5N, A3 5%, 7/25/34 .......................          2            2,390
   Bear Stearns Commercial Mortgage Securities
      04-ESA J 144A 5.817%, 5/14/16(b) .....................        350          346,486
   Bear Stearns Structured Products, Inc. 04-15, A2 P.O.
      144A 0%, 11/27/34(b) .................................        131          124,285
   Bear Stearns Structured Products, Inc. 04-6 P.O.
      0%, 2/25/34 ..........................................         28           27,031
   Bear Stearns Structured Products, Inc. 05-10 144A
      7.846%, 4/26/35(b)(c) ................................        143          142,910
   Bear Stearns Structured Products, Inc. 05-20N A
      144A 8.885%, 10/25/45(b)(c) ..........................        153          154,929
   Centex Home Equity 05-A, AF4 4.72%,
      10/25/31(c) ..........................................        250          247,507

                       See Notes to Financial Statements

                   PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES
         (FORMERLY PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES)

                                                                 PAR
                                                                VALUE
                                                                (000)           VALUE
                                                               --------      -----------
NON-AGENCY MORTGAGE-BACKED SECURITIES--CONTINUED
   Chase Mortgage Finance Corp. 04-S1 M
      5.098%, 2/25/19(c) ...................................   $     85      $    83,272
   Chase Mortgage Finance Corp. 04-S3, 3A1
      6%, 3/25/34 ..........................................        394          394,352
   Chase Mortgage Finance Corp. 06-A1, 4A1
      6.072%, 9/25/36(c) ...................................        472          473,303
   Countrywide Home Loan Mortgage
      Pass-Through Trust 04-13, 1A1
      5.50%, 8/25/34 .......................................        208          207,430
   Crown Castle Towers LLC 05-1A, AFX 144A
      4.643%, 6/15/35(b) ...................................        250          244,965
   CS First Boston Mortgage Securities Corp. 01-CK1, A2
      6.25%, 12/18/35 ......................................        242          243,319
   CS First Boston Mortgage Securities Corp. 03-8, 3A24
      5.50%, 4/25/33 .......................................        290          282,547
   CS First Boston Mortgage Securities Corp. 05-12, 6A1
      6%, 1/25/36 ..........................................        186          185,397
   CS First Boston Mortgage Securities Corp. 98-C1 B
      6.59%, 5/17/40 .......................................        290          294,704
   First Horizon Mortgage Pass-Through Trust 05-AR1,
      2A1 5.027%, 4/25/35(c) ...............................        273          272,311
   Franchise Mortgage Acceptance Co. Loan
      Receivables Trust 98-CA, A2 144A
      6.66%, 1/15/12(b) ....................................        114          111,056
   GMAC Mortgage Corp. Loan Trust 05-AR2, 2A
      4.85%, 5/25/35(c) ....................................        371          366,168
   GMAC Mortgage Corp. Loan Trust 06-HE3, A2
      5.75%, 10/25/36(c) ...................................        350          349,900
   Greenwich Structured ARM Products 05-4A, N1 144A
      8.35%, 7/27/45(b)(c) .................................        117          116,497
   GSAMP Trust 05-NC1N 144A 5%, 2/25/35(b) .................         10           10,326
   Harborview Mortgage Loan Trust 05-15, B8
      7.10%, 10/20/45(c) ...................................        200          197,737
   Harborview Mortgage Loan Trust 05-9, B-10
      7.10%, 6/20/35(c) ....................................        150          148,150
   Indymac Index Mortgage Loan Trust 05-AR8, B4
      7.10%, 4/25/35(c) ....................................        173          162,774
   Indymac Index Mortgage Loan Trust 06-AR25, 3A1
      6.40%, 9/25/36(c) ....................................        213          216,399
   JPMorgan Mortgage Trust 06-A1, B1
      5.415%, 2/25/36(c) ...................................        249          244,807
   MASTR Alternative Loans Trust 05-5, 3A1
      5.75%, 8/25/35 .......................................        199          198,197
   MASTR Alternative Net Interest Margin 06-6, N1 144A
      6.32%, 9/26/46(b)(c) .................................         79           77,655
   MASTR Alternative Net Interest Margin Trust
      05-CW1A, N1 144A 6.75%, 12/26/35(b) ..................         71           69,238
   MASTR Resecuritization Trust 05-4CI, N2 144A
      8.326%, 4/26/45(b)(c) ................................        120          119,381
   MLCC Mortgage Investors, Inc. 06-3, 2A1
      6.127%, 10/25/36(c) ..................................        229          232,056
   Residential Accredit Loans, Inc. 05-QA4, A5
      5.459%, 4/25/35(c) ...................................        276          274,273
   Residential Funding Mortgage Securities II, Inc.
      05-HI2, A3 4.46%, 5/25/35 ............................        250          246,896
   Residential Funding Mortgage Securities I, Inc.
      05-SA1, 2A 4.883%, 3/25/35(c) ........................        201          198,850
   Residential Funding Mortgage Security I 06-S4, A2 6%,
      4/25/36 ..............................................        242          243,015
   SBA CMBS Trust 1A, B 144A
      5.451%, 11/15/36(b) ..................................         95           95,534
   Structured Asset Securities Corp. 03-32, 1A1
      5.23%, 11/25/33(c) ...................................        179          173,741
   Wachovia Mortgage Loan Trust LLC 06-A, B1
      5.429%, 5/20/36(c) ...................................        250          245,079

                                                                 PAR
                                                                VALUE
                                                                (000)           VALUE
                                                               --------      -----------
NON-AGENCY MORTGAGE-BACKED SECURITIES--CONTINUED
   Washington Mutual, Inc. 05-AR13 B13 144A
      6.55%, 10/25/45(b)(c) ................................   $    145      $   120,862
   Wells Fargo Mortgage Backed Securities Trust 04-EE,
      2A3 3.989%, 12/25/34(c) ..............................        188          183,437
   Wells Fargo Mortgage Backed Securities Trust 04-R,
      2A1 4.349%, 9/25/34(c) ...............................        324          317,985
   Wells Fargo Mortgage Backed Securities Trust 05-14,
      2A1 5.50%, 12/25/35 ..................................        236          231,083
   Wells Fargo Mortgage Backed Securities Trust 05-5,
      1A1 5%, 5/25/20 ......................................       2202          197,002
   Wells Fargo Mortgage Backed Securities Trust
      05-AR10, 2A16 4.11%, 6/25/35(c) ......................        210          205,390
   Wells Fargo Mortgage Backed Securities Trust
      05-AR16, 6A3 5.003%, 10/25/35(c) .....................         49          246,151
                                                                             -----------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
   (Identified cost $10,364,260) ......................................       10,311,826
                                                                             -----------
FOREIGN GOVERNMENT SECURITIES--17.2%
ARGENTINA--0.3%
   Republic of Argentina PIK Interest Capitalization
      8.28%, 12/31/33 ......................................        139          151,577
                                                                             -----------
AUSTRALIA--0.8%
   Commonwealth of Australia Series 909
      7.50%, 9/15/09 .......................................        465(g)       379,482
                                                                             -----------
BRAZIL--2.7%
   Federative Republic of Brazil 9.25%, 10/22/10 ...........        215          243,487
   Federative Republic of Brazil 10.50%, 7/14/14 ...........        270          342,225
   Federative Republic of Brazil 7.875%, 3/7/15 ............        135          150,728
   Federative Republic of Brazil 12.50%, 1/5/16 ............        962(h)       512,181
                                                                             -----------
                                                                               1,248,621
                                                                             -----------
CANADA--0.6%
   Commonwealth of Canada 3.75%, 6/1/08 ....................        345(i)       294,561
                                                                             -----------
CHILE--0.5%
   Republic of Chile 5.776%, 1/28/08(c) ....................        250          250,750
                                                                             -----------
COLOMBIA--0.5%
   Republic of Colombia 10%, 1/23/12 .......................        125          147,500
   Republic of Colombia 7.216%, 11/16/15(c) ................        100          104,000
                                                                             -----------
                                                                                 251,500
                                                                             -----------
GERMANY--1.2%
   Federal Republic of Germany 144A
      3.25%, 4/17/09(b) ....................................        411(m)       534,997
                                                                             -----------
INDONESIA--0.2%
   Republic of Indonesia 144A 6.75%, 3/10/14(b) ............        100          104,875
                                                                             -----------
MEXICO--1.8%
   United Mexican States 4.625%, 10/8/08 ...................        200          197,500
   United Mexican States 6.20%, 1/13/09(c) .................        250          252,250
   United Mexican States 6.625%, 3/3/15 ....................        100          107,350
   United Mexican States Series MI10 9.50%, 12/18/14 .......      2,603(j)       270,609
                                                                             -----------
                                                                                 827,709
                                                                             -----------
NEW ZEALAND--0.5%
   New Zealand Government Series 708 6%, 7/15/08 ...........        295(n)       205,864
                                                                             -----------
NORWAY--0.5%
   Norwegian Government 6.75%, 1/15/07 .....................      1,500(o)       240,807
                                                                             -----------

                       See Notes to Financial Statements

                   PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES
         (FORMERLY PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES)

                                                                 PAR
                                                                VALUE
                                                                 (000)          VALUE
                                                               --------      -----------
PHILIPPINES--1.5%
   Republic of Philippines 8.375%, 3/12/09 .................   $    200      $   213,500
   Republic of Philippines 8.375%, 2/15/11 .................        285          313,500
   Republic of Philippines 9%, 2/15/13 .....................        150          174,000
                                                                             -----------
                                                                                 701,000
                                                                             -----------
RUSSIA--1.4%
   Russian Federation RegS 8.25%, 3/31/10(e) ...............        490          512,254
   Russian Federation RegS 5%, 3/31/30(c)(e) ...............        115          130,022
                                                                             -----------
                                                                                 642,276
                                                                             -----------
SOUTH AFRICA--0.2%
   Republic of South Africa Series R153
      13%, 8/31/10 .........................................        295(k)        48,373
   Republic of South Africa Series R194
      10%, 2/28/08 .........................................        340(k)        49,081
                                                                             -----------
                                                                                  97,454
                                                                             -----------
SWEDEN--0.3%
   Swedish Government Bond Series 1043 5%,
      1/28/09 ..............................................        775(p)       116,013
                                                                             -----------
THAILAND--0.2%
   Kingdom of Thailand Series R042 4.80%, 4/9/10 ...........      4,000(l)       112,179
                                                                             -----------
TURKEY--1.7%
   Republic of Turkey 10.50%, 1/13/08 ......................        350          369,250
   Republic of Turkey 11.75%, 6/15/10 ......................        340          402,900
                                                                             -----------
                                                                                 772,150
                                                                             -----------
UKRAINE--0.0%
   Republic of Ukraine RegS 11%, 3/15/07(e) ................         14           14,175
                                                                             -----------
VENEZUELA--2.3%
   Republic of Venezuela RegS 5.375%, 8/7/10(e) ............      1,100        1,083,500
                                                                             -----------
TOTAL FOREIGN GOVERNMENT SECURITIES
   (Identified cost $7,708,829) ............................                   8,029,490
                                                                             -----------
FOREIGN CORPORATE BONDS(d)--8.3%
BERMUDA--0.1%
   Intelsat Bermuda Ltd. 10.484%, 1/15/12(c) ...............         40           40,550
                                                                             -----------
BRAZIL--0.4%
   Banco do Brasil Cayman 144A 8.50%, 9/20/14(b) ...........        150          169,500
                                                                             -----------
CANADA--0.2%
   Thomson Corp. (The) 4.25%, 8/15/09 ......................        100           97,137
                                                                             -----------
CHILE--0.3%
   Empresa Nacional de Electricidad SA
      7.75%, 7/15/08 .......................................        120          123,771
                                                                             -----------
CHINA--0.2%
   NXP BV/NXP Funding LLC 144A
      8.118%, 10/15/13(b)(c) ...............................        105          107,100
                                                                             -----------
GERMANY--0.5%
   Deutsche Bank AG NY Series GS
      2.013%, 3/22/12(c) ...................................        250          234,475
                                                                             -----------
HONG KONG--0.5%
   Hutchison Whampoa International Ltd. 144A
      5.45%, 11/24/10(b) ...................................        250          250,729
                                                                             -----------
INDIA--0.9%
   ICICI Bank Ltd. 144A 5.75%, 11/16/10(b) .................        175          174,723
   Vedanta Resources plc 144A 6.625%, 2/22/10(b) ...........        250          247,081
                                                                             -----------
                                                                                 421,804
                                                                             -----------

                                                                 PAR
                                                                VALUE
                                                                 (000)          VALUE
                                                               --------      -----------
KAZAKHSTAN--0.5%
   Kazkommerts International BV 144A
      10.125%, 5/8/07(b) ...................................   $    250      $   253,437
                                                                             -----------
MALAYSIA--0.4%
   Malaysia International Shipping Corp. Capital Ltd.
      144A 5%, 7/1/09(b) ...................................        200          199,071
                                                                             -----------
MEXICO--0.8%
   America Movil S.A. de C.V. 6.115%, 4/27/07(c) ...........        250          250,375
   America Movil S.A. de C.V. 4.125%, 3/1/09 ...............        100           97,306
                                                                             -----------
                                                                                 347,681
                                                                             -----------
POLAND--0.5%
   Telekomunikacja Polska SA Finance BV 144A
      7.75%, 12/10/08(b) ...................................        225          233,609
                                                                             -----------
QATAR--0.3%
   Ras Laffan Liquefied Natural Gas Co., Ltd. 144A
      3.437%, 9/15/09(b) ...................................        143          138,842
                                                                             -----------
RUSSIA--0.7%
   Gazprom Gaz Capital SA 144A 6.212%, 11/22/16(b) .........        330          332,310
                                                                             -----------
SINGAPORE--0.3%
   Chartered Semiconductor Manufacturing Ltd.
      5.75%, 8/3/10 ........................................        150          149,925
                                                                             -----------
SOUTH KOREA--0.3%
   Export-Import Bank of Korea 4.50%, 8/12/09 ..............        120          117,620
                                                                             -----------
UKRAINE--0.2%
   Naftogaz Ukrainy 8.125%, 9/30/09 ........................        100           98,118
                                                                             -----------
UNITED STATES--1.2%
   Amvescap plc 4.50%, 12/15/09 ............................        250          243,724
   General Electric Capital Corp. 6.625%, 4/17/09 ..........        225(n)       155,686
   Nova Chemicals Corp. 8.502%, 11/15/13(c) ................        170          170,850
                                                                             -----------
                                                                                 570,260
                                                                             -----------
TOTAL FOREIGN CORPORATE BONDS
   (Identified cost $3,904,165) ............................                   3,885,939
                                                                             -----------
DOMESTIC CONVERTIBLE BONDS--0.1%
PHARMACEUTICALS--0.1%
   Par Pharmaceutical Cos., Inc. Cv.
      2.875%, 9/30/10 ......................................         40           37,350
                                                                             -----------
TOTAL DOMESTIC CONVERTIBLE BONDS
   (Identified cost $33,750) ...............................                      37,350
                                                                             -----------
DOMESTIC CREDIT LINKED NOTES--0.2%
OTHER FOREIGN GOVERNMENT--0.2%
   Republic of Indonesia 11.341%, 6/15/09 ..................        120          113,838
                                                                             -----------
TOTAL DOMESTIC CREDIT LINKED NOTES
   (Identified cost $120,000) ..............................                     113,838
                                                                             -----------
DOMESTIC LOAN AGREEMENTS(c) --10.0%
APPAREL RETAIL--0.3%
   Hanesbrands, Inc. Tranche B 7.40%, 9/5/13 ...............         58           58,616
   HBI Branded Apparel Ltd., Inc. Tranche
      5.40%, 3/15/14 .......................................         65           66,869
                                                                             -----------
                                                                                 125,485
                                                                             -----------
APPLICATION SOFTWARE--0.2%
   Reynolds & Reynolds Co. (The) Tranche
      7.63%, 10/24/12 ......................................        100          100,625
                                                                             -----------

                       See Notes to Financial Statements

                   PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES
         (FORMERLY PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES)

                                                                 PAR
                                                                VALUE
                                                                 (000)          VALUE
                                                               --------      -----------
AUTO PARTS & EQUIPMENT--0.4%
   Tenneco Automotive, Inc. Tranche B
      7.19%, 12/12/10 ......................................   $    167      $   167,411
                                                                             -----------
AUTOMOBILE MANUFACTURERS--0.2%
   General Motors Corp. Tranche B
      7.745%, 11/29/13 .....................................         95           95,297
                                                                             -----------
BROADCASTING & CABLE TV--1.2%
   Charter Communications Operating LLC Tranche
      8.125%, 4/28/13 ......................................        248          249,657
   DIRECTV Holdings LLC Tranche B
      6.90%, 4/13/13 .......................................         66           66,478
   Mediacom LLC Tranche C 6.649%, 1/31/15 ..................        250          250,000
                                                                             -----------
                                                                                 566,135
                                                                             -----------
COMMODITY CHEMICALS--0.1%
   Lyondell Chemical Co. Tranche 7.37%, 8/16/13 ............         25           25,156
                                                                             -----------
DATA PROCESSING & OUTSOURCED SERVICES--0.3%
   Solar Capital Corp. Tranche 7.999%, 2/11/13 .............        148          149,906
                                                                             -----------
DEPARTMENT STORES--0.4%
   Neiman-Marcus Group, Inc. (The) Tranche
      6.706%, 4/6/13 .......................................        166          166,970
                                                                             -----------
DISTRIBUTORS--0.3%
   Building Materials Holding Tranche B
      7.876%, 11/10/13 .....................................        160          161,600
                                                                             -----------
DIVERSIFIED CHEMICALS--0.0%
   Huntsman Corp. Tranche B 7.073%, 8/16/12 ................         23           23,283
                                                                             -----------
ENVIRONMENTAL & FACILITIES SERVICES--0.3%
   Allied Waste North America, Inc. Tranche
      6.86%, 1/15/12 .......................................         73           73,716
   Allied Waste North America, Inc. Tranche A
      6.86%, 1/15/12 .......................................         33           33,230
   Duratek, Inc. Tranche B 5.31%, 6/30/16 ..................         13           13,554
   EnergySolutions Tranche B 5.31%, 6/7/13 .................         30           29,916
   EnviroCare Tranche C 5.31%, 6/30/16 .....................          1            1,424
                                                                             -----------
                                                                                 151,840
                                                                             -----------
FERTILIZERS & AGRICULTURAL CHEMICALS--0.3%
   Mosaic Global Holdings, Inc. Co. Tranche B
      7.12%, 12/1/13 .......................................        125          125,938
                                                                             -----------
HEALTH CARE FACILITIES--0.4%
   HCA, Inc. Tranche B 8.125%, 11/17/13 ....................         55           55,602
   LifePoint Hospitals, Inc. Tranche B
      4.926%, 4/15/12 ......................................        158          157,638
                                                                             -----------
                                                                                 213,240
                                                                             -----------
HEALTH CARE SERVICES--0.6%
   Davita, Inc. Tranche B 7.21%, 10/5/12 ...................        150          151,495
   Fresenius Medical Care AG & Co. Tranche B
      6.838%, 3/31/13 ......................................        150          148,129
                                                                             -----------
                                                                                 299,624
                                                                             -----------
HOTELS, RESORTS & CRUISE LINES--0.1%
   Hilton Hotels Corp. Tranche B 6.374%, 2/22/13 ...........         57           57,072
                                                                             -----------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--1.0%
   Mirant North America LLC Tranche B
      7.125%, 1/3/13 .......................................         50           49,718
   NRG Energy, Inc. Tranche B 7.25%, 2/1/13 ................        357          359,548
                                                                             -----------
                                                                                 409,266
                                                                             -----------

                                                                 PAR
                                                                VALUE
                                                                (000)           VALUE
                                                               --------      -----------
INTEGRATED TELECOMMUNICATION SERVICES--0.6%
   NTELOS, Inc. Tranche B1 7.52%, 8/24/11 ..................   $    272      $   272,640
                                                                             -----------
OIL & GAS EXPLORATION & PRODUCTION--0.5%
   Helix Energy Solutions Group, Inc. Tranche
      5.162%, 7/1/13 .......................................        250          249,062
                                                                             -----------
PAPER PRODUCTS--0.8%
   Georgia-Pacific Corp. Tranche B 6.749%, 12/20/12 ........        198          198,904
   NewPage Corp. Tranche B 6.301%, 5/2/11 ..................        158          158,859
                                                                             -----------
                                                                                 357,763
                                                                             -----------
PHOTOGRAPHIC PRODUCTS--0.3%
   Eastman Kodak Co. Tranche B 7.57%,
      10/18/12 .............................................        117          117,769
                                                                             -----------
PUBLISHING--0.4%
   Idearc, Inc. Tranche B 7.376%, 11/1/14 ..................        115          115,647
   Yell Group plc 7.40%, 8/30/13 ...........................         75           75,563
                                                                             -----------
                                                                                 191,210
                                                                             -----------
RESTAURANTS--0.2%
   Burger King Corp. Tranche B1 6.27%, 6/30/12 .............         75           74,680
                                                                             -----------
SEMICONDUCTORS--0.5%
   Advanced Micro Devices, Inc. Tranche B
      7.63%, 12/31/13 ......................................        102          103,280
   Freescale Semiconductor, Inc. Tranche
      7.37%, 11/10/13 ......................................        125          125,625
                                                                             -----------
                                                                                 228,905
                                                                             -----------
SPECIALTY CHEMICALS--0.1%
   Johnson Diversey, Inc. Tranche B
      7.97%, 12/16/11 ......................................         27           27,430
                                                                             -----------
WIRELESS TELECOMMUNICATION SERVICES--0.5%
   Cricket Communications, Inc. Tranche B
      5.22%, 6/16/13 .......................................        112          113,063
   MetroPCS Wireless Inc. Tranche B
      7.87%, 11/3/13 .......................................        120          120,600
                                                                             -----------
                                                                                 233,663
                                                                             -----------
TOTAL DOMESTIC LOAN AGREEMENTS
   (Identified cost $4,569,966) .......................................        4,591,970
                                                                             -----------
TOTAL LONG TERM INVESTMENTS--98.1%
   (Identified cost $45,521,968) ......................................       45,679,239
                                                                             -----------
SHORT-TERM INVESTMENTS--1.6%
COMMERCIAL PAPER(q)--1.6%
   UBS Finance Delaware LLC 5.25%, 1/5/07 ..................        755          754,560
                                                                             -----------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $754,560) .........................................          754,560
                                                                             -----------
TOTAL INVESTMENTS--99.7%
   (Identified cost $46,276,528) ......................................       46,433,799(a)
   Other assets and liabilities, net--0.3% ............................          229,626
                                                                             -----------
NET ASSETS--100.0% ....................................................      $46,663,425
                                                                             ===========

                       See Notes to Financial Statements

                   PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES
         (FORMERLY PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES)

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $526,886 and gross depreciation of $380,867 for federal income tax purposes. At December 31, 2006, the aggregate cost of securities for federal income tax purposes was $46,287,780.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities amounted to a value of $6,038,210 or 12.9% of net assets.

(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

(d) A corporate bond is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically or in the header, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

(e) Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.

(f)   All or a portion segregated as collateral for forward currency contracts.

(g)   Par value represents Australian Dollar.

(h)   Par value represents Brazilian Real.

(i)   Par value represents Canadian Dollar.

(j)   Par value represents Mexican Peso.

(k)   Par value represents South African Rand.

(l)   Par value represents Thailand Baht.

(m)   Par value represents Euro.

(n)   Par value represents New Zealand Dollar.

(o)   Par value represents Norwegian Krone.

(p)   Par value represents Swedish Krona.

(q)   The rate shown is the discount rate.

                        See Notes to Financial Statements

                   PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES
         (FORMERLY PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

ASSETS
Investment securities at value (Identified cost $46,276,528) ...........................   $ 46,433,799
Cash ...................................................................................        164,424
Receivables
   Interest ............................................................................        444,091
   Fund shares sold ....................................................................          1,464
Prepaid expenses .......................................................................          5,528
Other assets ...........................................................................          1,688
                                                                                           ------------
      Total assets .....................................................................     47,050,994
                                                                                           ------------
LIABILITIES
Payables
   Fund shares repurchased .............................................................        165,518
   Investment securities purchased .....................................................        137,518
   Professional fee ....................................................................         29,030
   Investment advisory fee .............................................................         13,428
   Administration fee ..................................................................          7,618
   Service fee .........................................................................          2,591
   Trustee deferred compensation plan ..................................................          1,688
   Trustees' fee .......................................................................          1,517
Unrealized depreciation on forward currency contracts ..................................         13,523
   Other accrued expenses ..............................................................         15,138
                                                                                           ------------
      Total liabilities ................................................................        387,569
                                                                                           ------------
NET ASSETS .............................................................................   $ 46,663,425
                                                                                           ============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ....................................   $ 46,841,532
   Undistributed net investment income .................................................        209,133
   Accumulated net realized loss .......................................................       (533,708)
   Net unrealized appreciation .........................................................        146,468
                                                                                           ------------
NET ASSETS .............................................................................   $ 46,663,425
                                                                                           ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization .......      4,659,882
                                                                                           ============
Net asset value and offering price per share ...........................................   $      10.01
                                                                                           ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME
   Interest ............................................................................   $  2,636,472
   Foreign taxes withheld ..............................................................         (3,655)
                                                                                           ------------
      Total investment income ..........................................................      2,632,817
                                                                                           ------------
EXPENSES
   Investment advisory fee .............................................................        234,428
   Financial agent fee .................................................................         25,703
   Administration fee ..................................................................         21,984
   Service fee .........................................................................         30,476
   Professional ........................................................................         32,949
   Printing ............................................................................         24,112
   Custodian ...........................................................................         15,622
   Trustees ............................................................................         13,462
   Miscellaneous .......................................................................         17,575
                                                                                           ------------
      Total expenses ...................................................................        416,311
   Less expenses reimbursed by investment advisor ......................................        (84,042)
   Custodian fees paid indirectly ......................................................         (4,072)
                                                                                           ------------
      Net expenses .....................................................................        328,197
                                                                                           ------------
NET INVESTMENT INCOME (LOSS) ...........................................................      2,304,620
                                                                                           ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments .............................................       (134,900)
   Net realized gain (loss) on foreign currency transactions ...........................        (44,682)
   Net change in unrealized appreciation (depreciation) on investments .................        501,544
   Net change in unrealized appreciation (depreciation) on foreign currency
      translations .....................................................................         (9,975)
                                                                                           ------------
NET GAIN (LOSS) ON INVESTMENTS .........................................................        311,987
                                                                                           ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........................   $  2,616,607
                                                                                           ============

                        See Notes to Financial Statements

                   PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES
         (FORMERLY PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES)

STATEMENT OF CHANGES IN NET ASSETS

                                                                                       YEAR ENDED      YEAR ENDED
                                                                                      DECEMBER 31,    DECEMBER 31,
                                                                                          2006            2005
                                                                                      ------------    ------------
FROM OPERATIONS
   Net investment income (loss) ...................................................   $  2,304,620    $  1,937,938
   Net realized gain (loss) .......................................................       (179,582)       (403,229)
   Net change in unrealized appreciation (depreciation) ...........................        491,569        (896,999)
                                                                                      ------------    ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....................      2,616,607         637,710
                                                                                      ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ..........................................................     (2,137,326)     (1,651,467)
                                                                                      ------------    ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ......................     (2,137,326)     (1,651,467)
                                                                                      ------------    ------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (789,800 and 1,809,665 shares, respectively) .....      7,877,779      18,218,945
   Net asset value of shares issued from reinvestment of distributions
      (215,984 and 165,716 shares, respectively) ..................................      2,137,326       1,651,467
   Cost of shares repurchased (1,133,218 and 744,737 shares, respectively) ........    (11,365,198)     (7,458,561)
                                                                                      ------------    ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ......................     (1,350,093)     12,411,851
                                                                                      ------------    ------------
   NET INCREASE (DECREASE) IN NET ASSETS ..........................................       (870,812)     11,398,094
NET ASSETS
   Beginning of period ............................................................     47,534,237      36,136,143
                                                                                      ------------    ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
      OF $209,133 AND $103,596, RESPECTIVELY] .....................................   $ 46,663,425    $ 47,534,237
                                                                                      ============    ============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                          FROM INCEPTION
                                                            YEAR ENDED DECEMBER 31,       JUNE 2, 2003 TO
                                                        -----------------------------       DECEMBER 31,
                                                          2006      2005       2004            2003
                                                        -------    -------    -------     ---------------
Net asset value, beginning of period ................   $  9.93    $ 10.16    $ 10.05         $ 10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) .....................      0.49(4)    0.45(4)    0.42            0.24
   Net realized and unrealized gain (loss) ..........      0.06      (0.31)      0.11            0.05
                                                        -------    -------    -------         -------
      TOTAL FROM INVESTMENT OPERATIONS ..............      0.55       0.14       0.53            0.29
                                                        -------    -------    -------         -------
LESS DISTRIBUTIONS
   Dividends from net investment income .............     (0.47)     (0.37)     (0.42)          (0.24)
                                                        -------    -------    -------         -------
      TOTAL DISTRIBUTIONS ...........................     (0.47)     (0.37)     (0.42)          (0.24)
                                                        -------    -------    -------         -------
CHANGE IN NET ASSET VALUE ...........................      0.08      (0.23)      0.11            0.05
                                                        -------    -------    -------         -------
NET ASSET VALUE, END OF PERIOD ......................   $ 10.01    $  9.93    $ 10.16         $ 10.05
                                                        =======    =======    =======         =======
Total return ........................................      5.71%      1.36%      5.34%           2.96%(2)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) ............   $46,663    $47,534    $36,136         $21,348
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ...........................      0.70%      0.70%      0.51%(3)        0.20%(1)(3)
   Gross operating expenses .........................      0.88%      0.98%      1.08%           1.54%(1)
   Net investment income (loss) .....................      4.92%      4.45%      4.37%           4.90%(1)
Portfolio turnover ..................................        87%        91%        79%             50%(2)

(1)   Annualized.

(2)   Not annualized.

(3) Represents blended net expense ratio. For the period of June 2, 2003 through May 31, 2004, the Advisor voluntarily waived its entire management fee of 0.50%.

(4)   Computed using average shares outstanding.

                        See Notes to Financial Statements

                       PHOENIX STRATEGIC ALLOCATION SERIES
             (FORMERLY PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES)

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM LED BY STEVEN L. COLTON (EQUITIES) AND DAVID L. ALBRYCHT (FIXED INCOME)

Q: HOW DID THE PHOENIX STRATEGIC ALLOCATION SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2006?

A: For the 12 month reporting period the Series returned 12.69%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 15.78% and the Lehman Brothers Aggregate Bond Index, a broad-based fixed income index returned 4.33%. The Composite Index for Strategic Allocation Series, the Series' style-specific benchmark, returned 11.11%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: U.S. equity markets posted positive returns for the calendar year 2006, as increasing economic growth, rising earnings and relatively low interest rates created a favorable climate for domestic stocks. The Series' equity benchmark, the Standard & Poor's 500(R) Index, a representative index for large-capitalization stocks, returned 15.78% for the fiscal year. The small-cap benchmark, the Russell 2000(R) Index, advanced even more, with its 18.37% return. In terms of style indexes, value stocks advanced more than their growth counterparts for the fiscal year: The Russell 1000(R) Value Index returned 22.25%, while the Russell 1000(R) Growth Index had a significantly lower gain of 9.07%. Although the returns stated above are quite favorable on an absolute basis, the real action was in overseas stocks, as the broad-based MSCI(R) EAFE(R) Index posted an impressive gain of 26.86%.

Q: HOW DID THE FIXED INCOME MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: The broad U.S. fixed income market, as represented by the Lehman Brothers Aggregate Bond Index, returned 4.33% for the fiscal year ended December 31, 2006. In its first four meetings of the year, the Federal Reserve (Fed) raised the federal funds rate by 25 basis points each time, to 5.25%. During that time, fixed income performance was sluggish, posting only a 1.07% return. In August, the Fed finally paused after 17 consecutive interest rate increases. In the following two meetings, the Fed reaffirmed its earlier decision and kept its target rate at 5.25%. Since then, rates have declined across the yield curve, with the sharpest drop coming at the long end of the curve.

      It was in this environment that the fixed income market rallied, as declining rates and lower energy costs created more favorable conditions for fixed income investors. Treasuries underperformed during the reporting period, since spread sectors benefited from a benign credit environment as defaults remained low. The best-performing sectors of the bond market were corporate high yield and emerging markets, both of which benefited from improved credit fundamentals. Among investment-grade sectors, commercial mortgage-backed securities were the top performers, as delinquencies in this sector reached a five-year low.

Q: WHAT FACTORS AFFECTED THE SERIES' EQUITY PERFORMANCE DURING ITS FISCAL YEAR?

A: The Series' equity performance for the year was favorable, as that segment of the portfolio advanced 20.10%. This return was 432 basis points higher than the 15.78% return for the Series' equity benchmark, the Standard & Poor's 500 Index.

      The Series benefited the most from sector positioning in information technology, consumer staples and financial services. On the other hand, our sector positions in materials, energy and utilities had an adverse impact on the Series' relative performance. The top five individual stock contributors during the Series' fiscal year were ExxonMobil, Cisco Systems, Alliance Data Systems, Bank of America and Manpower Inc. The bottom five contributors were Beckman Coulter, Ingersoll-Rand, Intel, Coventry Health Care and Texas Instruments.

                       PHOENIX STRATEGIC ALLOCATION SERIES
             (FORMERLY PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES)

Q: WHAT FACTORS AFFECTED THE SERIES' FIXED INCOME PERFORMANCE DURING ITS FISCAL YEAR?

A: The Series' fixed income component outperformed its benchmark for the fiscal year ended December 31, 2006 --benefiting from its allocation to spread sectors, such as emerging markets and high yield. Emerging markets did well due to strong country fundamentals and fewer investor concerns over the direction that the Fed would take interest rates. Both our exposure to emerging markets and our allocation to some of the top-performing emerging market countries -- such as Brazil, Venezuela, and the Philippines -- contributed positively to performance. The high-yield sector benefited from strong company fundamentals and low default rates.

      The Series' fixed income performance was also helped by an overweight to commercial mortgage-backed securities, one of the top-performing sectors in the Lehman Brothers Aggregate Bond Index. Additionally, the fixed income component of the Series benefited from an underweight to U.S. Treasuries, which was the worst-performing bond market sector. Conversely, our small allocation to non-U.S. dollar underperformed.

                                                                    JANUARY 2007

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                       PHOENIX STRATEGIC ALLOCATION SERIES
             (FORMERLY PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES)

      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/06

                                                1 YEAR    5 YEARS   10 YEARS
      ----------------------------------------------------------------------
      Strategic Allocation Series               12.69%     5.49%      8.07%
      ----------------------------------------------------------------------
      S&P 500(R) Index                          15.78%     6.19%      8.44%
      ----------------------------------------------------------------------
      Lehman Brothers Aggregate Bond Index       4.33%     5.06%      6.24%
      ----------------------------------------------------------------------
      Composite Index for Strategic
      Allocation Series                         11.11%     5.99%      7.89%
      ----------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 12/31/96. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

         GROWTH OF $10,000                      PERIODS ENDING 12/31

[CHART OMITTED]
EDGAR REPRESENTATION OF DATA FOLLOWS:

                                                Composite Index
                                                for Strategic
                 Strategic Allocation Series    Allocation Series    S&P 500(R) Index     Lehman Brothers Aggregate Bond Index
  12/31/96       $10,000                        $10,000              $10,000              $10,000
  12/31/97        12,073                         12,362               13,338               10,965
  12/31/98        14,583                         14,969               17,173               11,918
  12/31/99        16,225                         16,772               20,803               11,819
  12/29/00        16,320                         16,601               18,891               13,194
  12/31/01        16,625                         15,986               16,648               14,308
  12/31/02        14,700                         14,417               12,969               15,776
  12/31/03        17,621                         17,083               16,692               16,423
  12/31/04        18,936                         18,499               18,505               17,136
  12/30/05        19,274                         19,241               19,417               17,552
  12/29/06        21,720                         21,378               22,481               18,312

For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                       PHOENIX STRATEGIC ALLOCATION SERIES
             (FORMERLY PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES)

ABOUT YOUR SERIES EXPENSES (UNAUDITED)
(FOR THE SIX-MONTH PERIOD OF JUNE 30, 2006 TO DECEMBER 31, 2006)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Strategic Allocation Series you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                                   BEGINNING          ENDING         EXPENSES PAID
                                                 ACCOUNT VALUE     ACCOUNT VALUE        DURING
STRATEGIC ALLOCATION SERIES                      JUNE 30, 2006   DECEMBER 31, 2006      PERIOD*
-----------------------------------------        -------------   -----------------   -------------
Actual                                             $1,000.00         $1,099.20           $4.34

Hypothetical (5% return before expenses)            1,000.00          1,021.02            4.19

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.82%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (184) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                       PHOENIX STRATEGIC ALLOCATION SERIES
             (FORMERLY PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES)

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/06
--------------------------------------------------------------------------------

As a percentage of total investments

   [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Domestic Common Stocks                          55%
Non-Agency Mortgage-
Backed Securities                               14
Agency Mortgage-Backed
Securities                                       8
Domestic Corporate Bonds                         8
Municipal Bonds                                  3
Foreign Corporate Bonds                          3
Asset-Backed Securities                          2
Other (includes short-term investments)          7

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2006

                                                               PAR
                                                              VALUE
                                                              (000)           VALUE
                                                           ----------     -------------
U.S. GOVERNMENT SECURITIES--1.0%
U.S. TREASURY BONDS--1.0%
   U.S. Treasury Bond 4.50%, 2/15/36 ...................   $    3,340     $   3,176,133
                                                                          -------------
TOTAL U.S. GOVERNMENT SECURITIES
   (Identified cost $3,002,606) .....................................         3,176,133
                                                                          -------------
AGENCY MORTGAGE-BACKED SECURITIES--8.3%
   FHLMC 5.75%, 12/15/18 ...............................          504           502,854
   FNMA 4.50%, 6/1/19 ..................................          530           512,109
   FNMA 4%, 6/1/20 .....................................          703           661,550
   FNMA 5%, '20-'36 ....................................        9,598         9,299,132
   FNMA 4.50%, 7/1/20 ..................................        1,293         1,247,229
   FNMA 4.50%, 7/1/20 ..................................           83            80,227
   FNMA 6.50%, 10/1/31 .................................           38            38,893
   FNMA 6%, 9/1/32 .....................................          236           237,668
   FNMA 5.50%, '33-'34 .................................       11,264        11,148,582
   FNMA 6%, 7/1/34 .....................................          585           589,214
   FNMA 6%, 7/1/36 .....................................          716           729,564
   GNMA 6.50%, '23-'32 .................................        1,121         1,152,815
                                                                          -------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
   (Identified cost $26,492,059) ....................................        26,199,837
                                                                          -------------
MUNICIPAL BONDS--3.5%
CALIFORNIA--1.6%
   Alameda Corridor Transportation Authority
      Taxable Series C 6.50%, 10/1/19 (MBIA
      Insured) .........................................        1,000         1,084,080
   Alameda Corridor Transportation Authority
      Taxable Series C 6.60%, 10/1/29 (MBIA
      Insured) .........................................        1,000         1,123,400
   Contra Costa County Fire Protection District
      Taxable 4.93%, 8/1/17 (MBIA Insured) .............          360           348,458
   Kern County Pension Obligation Taxable
      7.26%, 8/15/14 (MBIA Insured) ....................          420           464,239
   Sonoma County Pension Obligation Taxable
      6.625%, 6/1/13 (FSA Insured) .....................        1,175         1,228,004
   University of California Series F
      4.375%, 5/15/30 (FSA Insured) ....................          995           989,906
                                                                          -------------
                                                                              5,238,087
                                                                          -------------
FLORIDA--0.3%
   University of Miami Taxable Series A
      7.65%, 4/1/20 (MBIA Insured) .....................          810           822,555
                                                                          -------------

                                                               PAR
                                                              VALUE
                                                              (000)           VALUE
                                                           ----------     -------------
MISSISSIPPI--0.2%
   Mississippi Development Bank Taxable
      5%, 6/1/12 (FSA Insured) .........................   $      710     $     700,060
                                                                          -------------
NEW YORK--0.2%
   New York NY City Transitional Financial
      Authority Revenue 5.19%, 8/1/16 ..................          675           669,951
                                                                          -------------
PENNSYLVANIA--0.9%
   City of Pittsburgh Pension Obligation Taxable
      Series C 6.50%, 3/1/17 (FGIC Insured) ............        1,250         1,348,200
   Philadelphia Authority for Industrial
      Development Pension Funding Taxable
      Series A 5.79%, 4/15/09 (MBIA Insured) ...........        1,400         1,416,520
                                                                          -------------
                                                                              2,764,720
                                                                          -------------
TEXAS--0.3%
   Dallas-Fort Worth International Airport Facilities
      Improvement Corp. Taxable 6.40%, 11/1/07
      (MBIA Insured) ...................................        1,000         1,008,350
                                                                          -------------
TOTAL MUNICIPAL BONDS
   (Identified cost $10,840,354) ....................................        11,203,723
                                                                          -------------
ASSET-BACKED SECURITIES--2.6%
   Bayview Financial Acquisition Trust 06-A, 1A2
      5.483%, 2/28/41(c) ...............................          325           323,578
   Carmax Auto Owner Trust 05-2, A4
      4.34%, 9/15/10 ...................................          900           885,323
   GMAC Mortgage Corp. Loan Trust 05-HE2, A3
      4.622%, 11/25/35(c) ..............................          890           881,037
   GS Auto Loan Trust 06-1, A2 5.47%, 2/15/09 ..........        2,500         2,502,063
   JPMorgan Mortgage Acquisition Corp. 06-CW2,
      AF4 6.08%, 8/25/36(c) ............................          530           537,409
   JPMorgan Mortgage Acquisition Corp. 06-CW2,
      AF3 5.777%, 8/25/36(c) ...........................          470           471,824
   Merrill Lynch Mortgage Investors, Inc. 05-NCA A
      5.61%, 2/25/36(c) ................................          111           111,025
   Onyx Acceptance Grantor Trust 03-D, A4
      3.20%, 3/15/10 ...................................          581           573,575
   Residential Funding Mortgage Securities II, Inc.
      06-HSA1, A3 5.23%, 2/25/36(c) ....................        1,000           992,031
   Wachovia Auto Loan Owner Trust 06-2A, A3
      144A 5.23%, 8/22/11(b) ...........................          675           675,074
                                                                          -------------
TOTAL ASSET-BACKED SECURITIES
   (Identified cost $7,983,747) .....................................         7,952,939
                                                                          -------------

                        See Notes to Financial Statements

                       PHOENIX STRATEGIC ALLOCATION SERIES
             (FORMERLY PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES)

                                                               PAR
                                                              VALUE
                                                              (000)           VALUE
                                                           ----------     -------------
DOMESTIC CORPORATE BONDS--7.9%
ADVERTISING--0.1%
   Lamar Media Corp. 6.625%, 8/15/15 ...................   $      415     $     413,444
                                                                          -------------
AEROSPACE & DEFENSE--0.3%
   Rockwell Collins, Inc. 4.75%, 12/1/13 ...............        1,000           975,900
                                                                          -------------
AGRICULTURAL PRODUCTS--0.2%
   Corn Products International, Inc.
      8.25%, 7/15/07 ...................................          500           505,733
                                                                          -------------
AIRLINES--0.7%
   American Airlines, Inc. 01-1 6.977%, 5/23/21 ........          650           643,499
   Continental Airlines, Inc. 98-1 A
      6.648%, 3/15/19 ..................................          513           532,463
   JetBlue Airways Corp. 04-2 C 8.474%, 5/15/10(c) .....          615           618,929
   United Airlines, Inc. 01-1 6.071%, 3/1/13 ...........          492           494,567
                                                                          -------------
                                                                              2,289,458
                                                                          -------------
AUTOMOBILE MANUFACTURERS--0.0%
   DaimlerChrysler NA Holding Corp.
   6.50%, 11/15/13 .....................................          130           133,472
                                                                          -------------
BROADCASTING & CABLE TV--0.1%
   Echostar DBS Corp. 6.375%, 10/1/11 ..................          325           323,781
                                                                          -------------
BUILDING PRODUCTS--0.0%
   Owens Corning, Inc. 144A 6.50%, 12/1/16(b) ..........           60            60,950
                                                                          -------------
CONSTRUCTION MATERIALS--0.1%
   CRH America, Inc. 6%, 9/30/16 .......................          255           257,396
                                                                          -------------
CONSUMER FINANCE--0.9%
   Ford Motor Credit Co. 8.625%, 11/1/10 ...............          180           185,433
   Ford Motor Credit Co. 9.875%, 8/10/11 ...............          200           214,103
   Ford Motor Credit Co. 9.824%, 4/15/12(c) ............           50            53,313
   GMAC LLC 6.875%, 8/28/12 ............................          500           514,009
   GMAC LLC 6.75%, 12/1/14(l) ..........................           80            82,296
   SLM Corp. 3.34%, 2/1/10(c) ..........................        1,950         1,850,218
                                                                          -------------
                                                                              2,899,372
                                                                          -------------
DISTILLERS & VINTNERS--0.0%
   Constellation Brands, Inc. 7.25%, 9/1/16 ............           50            51,625
                                                                          -------------
DIVERSIFIED BANKS--0.4%
   National Capital Trust II 144A
      5.486%, 12/29/49(b)(c) ...........................          950           918,321
   Wachovia Corp. 4.875%, 2/15/14 ......................          355           342,184
                                                                          -------------
                                                                              1,260,505
                                                                          -------------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--0.1%
   International Lease Finance Corp.
      4.75%, 1/13/12(m) ................................          325           315,999
                                                                          -------------
ELECTRIC UTILITIES--0.5%
   American Electric Power Co., Inc. 5.25%, 6/1/15 .....          280           273,339
   Entergy Gulf States, Inc. 5.70%, 6/1/15 .............        1,000           976,321
   Southern Power Co. Series D 4.875%, 7/15/15 .........          280           265,324
                                                                          -------------
                                                                              1,514,984
                                                                          -------------
ELECTRONIC EQUIPMENT MANUFACTURERS--0.3%
   Mettler-Toledo International, Inc.
      4.85%, 11/15/10 ..................................        1,000           971,161
                                                                          -------------
FOREST PRODUCTS--0.0%
   Weyerhaeuser, Co. 7.375%, 3/15/32 ...................          130           135,697
                                                                          -------------
HEALTH CARE FACILITIES--0.1%
   HCA, Inc. 144A 9.25%, 11/15/16(b) ...................          135           144,956
                                                                          -------------
HOME FURNISHINGS--0.1%
   Mohawk Industries, Inc. 6.125%, 1/15/16 .............          275           273,021
                                                                          -------------

                                                               PAR
                                                              VALUE
                                                              (000)           VALUE
                                                           ----------     -------------
HOME IMPROVEMENT RETAIL--0.1%
   Home Depot, Inc. 5.875%, 12/16/36 ...................   $      180     $     176,638
                                                                          -------------
HOMEBUILDING--0.1%
   Beazer Homes USA. 8.125%, 6/15/16(l) ................          200           213,000
   Horton (D.R.), Inc. 5.25%, 2/15/15 ..................          135           126,011
                                                                          -------------
                                                                                339,011
                                                                          -------------
HOTELS, RESORTS & CRUISE LINES--0.1%
   Royal Caribbean Cruises Ltd. 7.25%, 6/15/16(l) ......          285           288,631
                                                                          -------------
INDUSTRIAL CONGLOMERATES--0.2%
   General Electric Capital Corp. 5.375%, 10/20/16 .....          700           700,933
                                                                          -------------
INDUSTRIAL MACHINERY--0.7%
   ITW Cupids Financing Trust I 144A
      6.55%, 12/31/11(b)(f) ............................        2,000         2,082,706
                                                                          -------------
INTEGRATED TELECOMMUNICATION SERVICES--0.2%
   Embarq Corp. 7.082%, 6/1/16 .........................          200           203,604
   Verizon Communications, Inc. 5.55%, 2/15/16 .........          200           199,309
   Verizon Global Funding Corp. 4.90%, 9/15/15 .........          225           214,590
                                                                          -------------
                                                                                617,503
                                                                          -------------
MOVIES & ENTERTAINMENT--0.1%
   Time Warner, Inc. 6.875%, 5/1/12 ....................          200           211,350
                                                                          -------------
MULTI-LINE INSURANCE--0.1%
   Assurant, Inc. 5.625%, 2/15/14 ......................          145           144,608
                                                                          -------------
MULTI-UTILITIES--0.4%
   Dominion Resources, Inc. 5%, 3/15/13(l) .............          175           170,373
   Dominion Resources, Inc. 5.60%, 11/15/16 ............          165           163,657
   NiSource Finance Corp. 5.45%, 9/15/20 ...............          930           866,154
                                                                          -------------
                                                                              1,200,184
                                                                          -------------
OFFICE REITS--0.1%
   HRPT Properties Trust 5.75%, 11/1/15 ................          275           274,710
                                                                          -------------
OFFICE SERVICES & SUPPLIES--0.1%
   Pitney Bowes, Inc. 4.75%, 5/15/18 ...................          375           349,639
                                                                          -------------
OIL & GAS DRILLING--0.1%
   Diamond Offshore Drilling, Inc. 4.875%, 7/1/15 ......          420           394,235
                                                                          -------------
OIL & GAS EXPLORATION & PRODUCTION--0.1%
   Chesapeake Energy Corp. 6.50%, 8/15/17 ..............          280           275,100
                                                                          -------------
OIL & GAS REFINING & MARKETING--0.1%
   Tesoro Corp. 6.625%, 11/1/15 ........................          300           299,250
                                                                          -------------
OIL & GAS STORAGE & TRANSPORTATION--0.5%
   AmeriGas Partners LP 7.25%, 5/20/15 .................          500           508,750
   Kinder Morgan Management LLC 5.70%, 1/5/16 ..........          725           665,202
   ONEOK Partners LP 6.15%, 10/1/16 ....................          220           223,225
   TEPPCO Partners LP 7.625%, 2/15/12 ..................          130           139,779
                                                                          -------------
                                                                              1,536,956
                                                                          -------------
OTHER DIVERSIFIED FINANCIAL SERVICES--0.1%
   Bosphorus Financial Services Ltd. 144A
      7.174%, 2/15/12(b)(c) ............................          400           405,509
                                                                          -------------
PAPER PRODUCTS--0.0%
   Abitibi-Consolidated Finance LP 7.875%, 8/1/09 ......          140           137,200
                                                                          -------------
REGIONAL BANKS--0.3%
   Zions Bancorp 5.65%, 5/15/14 ........................        1,000           997,910
                                                                          -------------
SEMICONDUCTORS--0.1%
   Freescale Semiconductor, Series 144A
      10.125%, 12/15/16(b) .............................          345           347,156
                                                                          -------------
TOBACCO--0.2%
   Reynolds American, Inc. 7.30%, 7/15/15 ..............          600           625,766
                                                                          -------------

                        See Notes to Financial Statements

                       PHOENIX STRATEGIC ALLOCATION SERIES
             (FORMERLY PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES)

                                                               PAR
                                                              VALUE
                                                              (000)           VALUE
                                                           ----------     -------------
TRADING COMPANIES & DISTRIBUTORS--0.1%
   United Rentals North America, Inc.
      6.50%, 2/15/12 ...................................   $      210     $     208,425
                                                                          -------------
WIRELESS TELECOMMUNICATION SERVICES--0.2%
   Nextel Communications, Inc. Series F
      5.95%, 3/15/14 ...................................          750           730,362
                                                                          -------------
TOTAL DOMESTIC CORPORATE BONDS
   (Identified cost $24,918,912) ....................................        24,871,236
                                                                          -------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--13.9%
   Banc of America Alternative Loan Trust 06-9 A1
      6%, 11/25/37 .....................................        1,400         1,401,312
   Banc of America Funding Corporation 04-1, 7A1
      6%, 2/25/34 ......................................        2,192         2,195,457
   Bear Stearns Adjustable Rate Mortgage Trust
      05-12, 13A1 5.473%, 2/25/36(c) ...................          683           676,607
   Bear Stearns Commercial Mortgage Securities
      06-PW12, A4 5.711%, 9/11/38(c) ...................          720           743,288
   Citigroup Mortgage Loan Trust, Inc. 05-5, 2A3
      5%, 8/25/35 ......................................          685           670,021
   Citigroup/Deutsche Bank Commercial Mortgage
      Trust 06-CD2, A4 5.362%, 1/15/46(c) ..............        1,190         1,195,950
   Countrywide Home Loan Mortgage
      Pass-Through Trust 04-13, 1A1
      5.50%, 8/25/34 ...................................          834           829,718
   Credit Suisse Mortgage Capital Certificates
      06-C1, A4 5.556%, 2/15/39(c) .....................        1,710         1,734,898
   Crown Castle Towers LLC 05-1A, AFX 144A
      4.643%, 6/15/35(b) ...............................          800           783,889
   CS First Boston Mortgage Securities Corp. 05-12,
      6A1 6%, 1/25/36 ..................................        1,251         1,249,413
   CS First Boston Mortgage Securities Corp.
      97-C2 B 6.72%, 1/17/35 ...........................        2,000         2,019,914
   CS First Boston Mortgage Securities Corp.
      97-C2, A3 6.55%, 1/17/35 .........................        1,971         1,984,277
   DLJ Commercial Mortgage Corp. 98-CF2, A1B
      6.24%, 11/12/31 ..................................        2,935         2,966,923
   First Horizon Mortgage Pass-Through Trust
      05-AR1, 2A1 5.013%, 4/25/35(c) ...................          888           885,011
   GMAC Commercial Mortgage Securities, Inc.
      97-C2, A3 6.566%, 4/15/29 ........................           94            94,692
   GS Mortgage Securities Corp. II 05-GG4, AJ
      4.782%, 7/10/39 ..................................          800           767,231
   GS Mortgage Securities Corp. II 99-C1, A2
      6.11%, 11/18/30(c) ...............................        3,168         3,195,755
   Indymac Index Mortgage Loan Trust 05-AR8, B4
      7.10%, 4/25/35(c) ................................          376           353,451
   Indymac Index Mortgage Loan Trust 06-AR25,
      3A1 6.401%, 9/25/36(c) ...........................          709           721,328
   JPMorgan Chase Commercial Mortgage
      Securities Corp. 01-CIBC, A3 6.26%, 3/15/33 ......        1,156         1,191,823
   JPMorgan Mortgage Trust 05-S2, 2A15
      6%, 9/25/35 ......................................        1,675         1,673,322
   JPMorgan Mortgage Trust 05-S3, 1A12
      6%, 1/25/36 ......................................          650           645,115
   JPMorgan Mortgage Trust 05-S3, 2A2
      5.50%, 1/25/21 ...................................          776           770,809
   JPMorgan Mortgage Trust 06-S1, 1A1
      6%, 4/25/36 ......................................        1,253         1,252,546
   Lehman Brothers - UBS Commercial Mortgage
      Trust 06-C6, A4 5.372%, 9/15/39 ..................          325           327,539
   MASTR Alternative Loans Trust 05-5, 3A1
      5.75%, 8/25/35 ...................................          341           339,221
   MASTR Resecuritization Trust 05-1 144A
      5%, 10/28/34(b) ..................................          470           445,519
   Merrill Lynch Mortgage Trust 06-C1, AM
      5.66%, 5/12/39(c) ................................          700           718,519

                                                               PAR
                                                              VALUE
                                                              (000)           VALUE
                                                           ----------     -------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--CONTINUED
   Morgan Stanley Capital I 06-T23, A4
      5.81%, 8/12/41(c) ................................   $      790     $     822,385
   Residential Accredit Loans, Inc. 06-QA1, A21
      5.993%, 1/25/36(c) ...............................        1,480         1,489,941
   Residential Funding Mortgage Securities I, Inc.
      05-SA1, 2A 4.882%, 3/25/35(c) ....................          940           927,964
   Structured Asset Securities Corp. 03-32, 1A1
      5.228%, 11/25/33(c) ..............................          639           619,834
   Structured Asset Securities Corp. 05-6, 4A1
      5%, 5/25/35 ......................................        1,280         1,231,129
   Timberstar Trust 06-1 A, 144A 5.668%,
      10/15/36(b) ......................................          675           686,127
   Wells Fargo Mortgage Backed Securities Trust
      04-EE, 2A3 3.989%, 12/25/34(c) ...................          638           623,685
   Wells Fargo Mortgage Backed Securities Trust
      05-14, 2A1 5.50%, 12/25/35 .......................        1,397         1,368,011
   Wells Fargo Mortgage Backed Securities Trust
      05-5, 1A1 5%, 5/25/20 ............................        1,335         1,302,628
   Wells Fargo Mortgage Backed Securities Trust
      05-AR10, 2A16 4.109%, 6/25/35(c) .................        1,000           978,047
   Wells Fargo Mortgage Backed Securities Trust
      05-AR16, 6A3 5.003%, 10/25/35(c) .................          609           602,644
   Wells Fargo Mortgage Backed Securities Trust
      05-AR4, 2A1 4.523%, 4/25/35(c) ...................        1,544         1,524,926
                                                                          -------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
   (Identified cost $44,048,462) ....................................       44,010,869
                                                                          -------------
FOREIGN GOVERNMENT SECURITIES--1.5%
BRAZIL--0.3%
   Federative Republic of Brazil 7.875%, 3/7/15 ........          485           541,502
   Federative Republic of Brazil 11%, 8/17/40 ..........          330           437,663
                                                                          -------------
                                                                                979,165
                                                                          -------------
CANADA--0.1%
   Federation of Canada 4.25%, 9/1/09 ..................          235(h)        202,777
                                                                          -------------
GERMANY--0.1%
   Federal Republic of Germany 144A
      3.25%, 4/17/09(b) ................................          260(i)        338,441
                                                                          -------------
NORWAY--0.1%
Norwegian Government 6.75%, 1/15/07 ....................        2,150(j)        345,156
                                                                          -------------
PANAMA--0.3%
   Republic of Panama 7.25%, 3/15/15 ...................          240           261,000
   Republic of Panama 9.375%, 1/16/23 ..................          550           715,000
                                                                          -------------
                                                                                976,000
                                                                          -------------
PERU--0.1%
   Republic of Peru 8.75%, 11/21/33 ....................          180           237,600
                                                                          -------------
PHILIPPINES--0.0%
   Republic of Philippines 10.625%, 3/16/25 ............           70           100,713
                                                                          -------------
RUSSIA--0.2%
   Russian Federation RegS 5%, 3/31/30(c)(e) ...........          650           734,906
                                                                          -------------
SWEDEN--0.1%
   Swedish Government Bond Series 1043
      5%, 1/28/09 ......................................        2,125(k)        318,100
                                                                          -------------
UKRAINE--0.1%
   Ukraine Ministry of Finance 144A
      6.58%, 11/21/16(b) ...............................          275           275,688
                                                                          -------------
VENEZUELA--0.1%
   Republic of Venezuela RegS 7%, 12/1/18(e) ...........          335           346,725
                                                                          -------------
TOTAL FOREIGN GOVERNMENT SECURITIES
   (Identified cost $4,655,883) .....................................         4,855,271
                                                                          -------------

                        See Notes to Financial Statements

                       PHOENIX STRATEGIC ALLOCATION SERIES
             (FORMERLY PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES)

                                                               PAR
                                                              VALUE
                                                              (000)           VALUE
                                                           ----------     -------------
FOREIGN CORPORATE BONDS(d)--2.9%
ARUBA--0.1%
   UFJ Finance Aruba AEC 6.75%, 7/15/13 ................   $      275     $     293,471
                                                                          -------------
AUSTRALIA--0.2%
   United Energy Distribution Holdings Property Ltd.
      144A 5.45%, 4/15/16(b) ...........................          500           494,655
   Westfield Capital Corp. 144A
      5.125%, 11/15/14(b) ..............................          175           169,998
                                                                          -------------
                                                                                664,653
                                                                          -------------
BERMUDA--0.1%
   Weatherford International Ltd. 5.50%, 2/15/16 .......          350           339,975
                                                                          -------------
CANADA--0.2%
   Catalyst Paper Corp. 7.375%, 3/1/14 .................          355           338,138
   Husky Energy, Inc. 6.15%, 6/15/19 ...................          140           141,108
                                                                          -------------
                                                                                479,246
                                                                          -------------
CHILE--0.4%
   Banco Santander Chile 144A 5.375%, 12/9/14(b) .......          300           295,373
   Celulosa Arauco y Constitucion SA
      5.625%, 4/20/15 ..................................          355           348,909
   Petropower I Funding Trust 144A
      7.36%, 2/15/14(b) ................................          479           455,677
                                                                          -------------
                                                                              1,099,959
                                                                          -------------
CHINA--0.0%
   NXP BV/NXP Funding LLC 144A
      7.875%, 10/15/14(b) ..............................           80            83,100
                                                                          -------------
GERMANY--0.3%
   Deutsche Bank AG NY Series GS
      3.36%, 3/22/12(c) ................................        1,000           937,900
                                                                          -------------
KAZAKHSTAN--0.1%
   Kazkommerts International BV 144A
      7%, 11/3/09(b) ...................................          350           356,125
                                                                          -------------
MEXICO--0.2%
   America Movil S.A. de C.V. 5.75%, 1/15/15 ...........          340           336,384
   Pemex Project Funding Master Trust
      5.75%, 12/15/15(l) ...............................          400           397,200
                                                                          -------------
                                                                                733,584
                                                                          -------------
RUSSIA--0.2%
   Gazprom Gaz Capital SA 144A
      6.212%, 11/22/16(b) ..............................          605           609,235
                                                                          -------------
SINGAPORE--0.3%
   Chartered Semiconductor Manufacturing Ltd.
      5.75%, 8/3/10 ....................................          290           289,854
   DBS Bank Ltd. 144A 5%, 11/15/19(b)(c) ...............          525           508,783
                                                                          -------------
                                                                                798,637
                                                                          -------------
UNITED ARAB EMIRATES--0.1%
   Abu Dhabi National Energy Co. 144A
      5.875%, 10/27/16(b) ..............................          305           307,162
                                                                          -------------
UNITED KINGDOM--0.4%
   HBOS plc 144A 5.375%, 11/29/49(b)(c) ................        1,000           984,764
   Tate & Lyle International Finance plc 144A
      6.625%, 6/15/16(b) ...............................          275           287,686
   Vodafone Group plc 5%, 9/15/15 ......................          150           142,788
                                                                          -------------
                                                                              1,415,238
                                                                          -------------
UNITED STATES--0.3%
   Amvescap plc 5.375%, 12/15/14 .......................        1,000           981,973
   Vale Overseas Ltd. 6.25%, 1/23/17 ...................          115           115,523
                                                                          -------------
                                                                              1,097,496
                                                                          -------------
TOTAL FOREIGN CORPORATE BONDS
   (Identified cost $9,335,791) .....................................         9,215,781
                                                                          -------------

                                                             SHARES           VALUE
                                                           ----------     -------------
DOMESTIC COMMON STOCKS--56.2%
AEROSPACE & DEFENSE--2.0%
   General Dynamics Corp. ..............................        5,600     $     416,360
   Honeywell International, Inc. .......................       20,900           945,516
   Lockheed Martin Corp. ...............................       14,600         1,344,222
   Northrop Grumman Corp. ..............................        9,900           670,230
   Raytheon Co. ........................................       11,100           586,080
   United Technologies Corp. ...........................       38,300         2,394,516
                                                                          -------------
                                                                              6,356,924
                                                                          -------------
AIR FREIGHT & LOGISTICS--0.2%
   FedEx Corp. .........................................        4,700           510,514
   United Parcel Service, Inc. Class B .................        3,400           254,932
                                                                          -------------
                                                                                765,446
                                                                          -------------
AIRLINES--0.2%
   AMR Corp. (g)(l) ....................................        7,500           226,725
   Southwest Airlines Co. ..............................       21,500           329,380
                                                                          -------------
                                                                                556,105
                                                                          -------------
APPAREL RETAIL--0.2%
   Gap, Inc. (The) .....................................       34,100           664,950
                                                                          -------------
APPAREL, ACCESSORIES & LUXURY GOODS--0.1%
   VF Corp. ............................................        6,000           492,480
                                                                          -------------
ASSET MANAGEMENT & CUSTODY BANKS--1.1%
   Bank of New York Co., Inc. (The) ....................       19,600           771,652
   Federated Investors, Inc. Class B ...................       10,700           361,446
   Franklin Resources, Inc. ............................        6,000           661,020
   Mellon Financial Corp. ..............................        3,320           139,938
   Northern Trust Corp. ................................       15,600           946,764
   State Street Corp. ..................................       11,100           748,584
                                                                          -------------
                                                                              3,629,404
                                                                          -------------
AUTOMOBILE MANUFACTURERS--0.2%
   General Motors Corp. (l) ............................       21,080           647,578
                                                                          -------------
BIOTECHNOLOGY--0.5%
   Biogen Idec, Inc. (g) ...............................       11,200           550,928
   Cephalon, Inc. (g)(l) ...............................       10,500           739,305
   Millennium Pharmaceuticals, Inc. (g) ................       26,100           284,490
                                                                          -------------
                                                                              1,574,723
                                                                          -------------
BREWERS--0.5%
   Anheuser-Busch Cos., Inc. ...........................       21,400         1,052,880
   Molson Coors Brewing Co. Class B ....................        6,100           466,284
                                                                          -------------
                                                                              1,519,164
                                                                          -------------
BROADCASTING & CABLE TV--0.5%
   CBS Corp. Class B ...................................       56,410         1,758,864
                                                                          -------------
BUILDING PRODUCTS--0.2%
   Masco Corp. .........................................       19,500           582,465
   USG Corp. (g)(l) ....................................        2,400           131,520
                                                                          -------------
                                                                                713,985
                                                                          -------------
COMMERCIAL PRINTING--0.2%
   Donnelley (R.R.) & Sons Co. .........................       15,700           557,978
                                                                          -------------
COMMUNICATIONS EQUIPMENT--1.8%
   Avaya, Inc. (g) .....................................       18,500     $     258,630
   Cisco Systems, Inc. (g) .............................      126,300         3,451,779
   Harris Corp. ........................................        6,200           284,332
   Motorola, Inc. ......................................       82,700         1,700,312
   Tellabs, Inc. (g) ...................................       16,300           167,238
                                                                          -------------
                                                                              5,862,291
                                                                          -------------

                        See Notes to Financial Statements

                       PHOENIX STRATEGIC ALLOCATION SERIES
             (FORMERLY PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES)

                                                             SHARES           VALUE
                                                           ----------     -------------
COMPUTER HARDWARE--2.5%
   Dell, Inc. (g) ......................................       45,700     $   1,146,613
   Hewlett-Packard Co. .................................       65,250         2,687,647
   International Business Machines Corp. ...............       39,900         3,876,285
   Sun Microsystems, Inc. (g) ..........................       32,100           173,982
                                                                          -------------
                                                                              7,884,527
                                                                          -------------
COMPUTER STORAGE & PERIPHERALS--0.4%
   EMC Corp. (g) .......................................       30,300           399,960
   Emulex Corp. (g) ....................................       19,300           376,543
   Lexmark International, Inc. Class A  (g) ............        5,700           417,240
                                                                          -------------
                                                                              1,193,743
                                                                          -------------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS--0.3%
   PACCAR, Inc. (l) ....................................        8,800           571,120
   Toro Co. (The) ......................................        8,200           382,366
                                                                          -------------
                                                                                953,486
                                                                          -------------
CONSUMER ELECTRONICS--0.1%
   Harman International Industries, Inc. ...............        2,200           219,802
                                                                          -------------
CONSUMER FINANCE--0.6%
   American Express Co. ................................       24,000         1,456,080
   Capital One Financial Corp. .........................        6,500           499,330
                                                                          -------------
                                                                              1,955,410
                                                                          -------------
DATA PROCESSING & OUTSOURCED SERVICES--0.6%
   Automatic Data Processing, Inc. .....................       15,400           758,450
   Computer Sciences Corp. (g) .........................        3,200           170,784
   Fiserv, Inc. (g) ....................................       16,300           854,446
                                                                          -------------
                                                                              1,783,680
                                                                          -------------
DEPARTMENT STORES--1.3%
   Federated Department Stores, Inc. ...................       32,700         1,246,851
   Nordstrom, Inc. .....................................       26,600         1,312,444
   Penney (J.C.) Co., Inc. .............................       18,500         1,431,160
                                                                          -------------
                                                                              3,990,455
                                                                          -------------
DIVERSIFIED BANKS--1.9%
   Comerica, Inc. ......................................        7,600           445,968
   U.S. Bancorp ........................................       17,000           615,230
   Wachovia Corp. ......................................       55,700         3,172,115
   Wells Fargo & Co. ...................................       46,500         1,653,540
                                                                          -------------
                                                                              5,886,853
                                                                          -------------
DIVERSIFIED CHEMICALS--0.2%
   Dow Chemical Co. (The) ..............................       15,800           631,052
   PPG Industries, Inc. ................................        2,500           160,525
                                                                          -------------
                                                                                791,577
                                                                          -------------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--0.1%
   Dun & Bradstreet Corp. (g) ..........................        5,400           447,066
                                                                          -------------
DIVERSIFIED METALS & MINING--0.2%
   Freeport-McMoRan Copper & Gold, Inc. Class B
      (Indonesia) (d) ..................................       11,800           657,614
                                                                          -------------
ELECTRIC UTILITIES--0.2%
   PPL Corp. ...........................................       14,300           512,512
                                                                          -------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.5%
   Emerson Electric Co. ................................       34,500         1,521,105
                                                                          -------------
ELECTRONIC EQUIPMENT MANUFACTURERS--0.1%
   Agilent Technologies, Inc. (g) ......................       12,300           428,655
                                                                          -------------
ELECTRONIC MANUFACTURING SERVICES--0.1%
   Sanmina-SCI Corp. (g) ...............................       52,100           179,745
                                                                          -------------
ENVIRONMENTAL & FACILITIES SERVICES--0.0%
   Covanta Holding Corp. (g) ...........................        5,700           125,628
                                                                          -------------

                                                             SHARES           VALUE
                                                           ----------     -------------
FOOD RETAIL--0.2%
   Kroger Co. (The) ....................................       21,900     $     505,233
                                                                          -------------
FOOTWEAR--0.3%
   Nike, Inc. Class B ..................................        9,200           911,076
                                                                          -------------
GENERAL MERCHANDISE STORES--0.1%
   Family Dollar Stores, Inc. ..........................       12,800           375,397
                                                                          -------------
HEALTH CARE DISTRIBUTORS--0.5%
   Cardinal Health, Inc. ...............................       11,800           760,274
   McKesson Corp. ......................................       19,300           978,510
                                                                          -------------
                                                                              1,738,784
                                                                          -------------
HEALTH CARE EQUIPMENT--0.7%
   Baxter International, Inc. ..........................       18,800           872,132
   Becton, Dickinson & Co. .............................       19,100         1,339,865
                                                                          -------------
                                                                              2,211,997
                                                                          -------------
HEALTH CARE SERVICES--0.3%
   Caremark Rx, Inc. ...................................        9,400           536,834
   Medco Health Solutions, Inc. (g) ....................        5,300           283,232
                                                                          -------------
                                                                                820,066
                                                                          -------------
HEALTH CARE TECHNOLOGY--0.2%
   Emdeon Corp. (g) ....................................       47,200           584,808
                                                                          -------------
HOME IMPROVEMENT RETAIL--0.9%
   Home Depot, Inc. (The) ..............................       36,800         1,477,888
   Sherwin-Williams Co. (The) ..........................       21,200         1,347,896
                                                                          -------------
                                                                              2,825,784
                                                                          -------------
HOUSEHOLD APPLIANCES--0.1%
   Whirlpool Corp. .....................................        3,200           265,664
                                                                          -------------
HOUSEHOLD PRODUCTS--0.6%
   Colgate-Palmolive Co. ...............................        4,600           300,104
   Kimberly-Clark Corp. ................................       22,800         1,549,260
                                                                          -------------
                                                                              1,849,364
                                                                          -------------
HOUSEWARES & SPECIALTIES--0.3%
   Newell Rubbermaid, Inc. .............................       28,300           819,285
                                                                          -------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.5%
   Constellation Energy Group, Inc. ....................       11,900           819,553
   Dynegy, Inc. Class A (g) ............................       30,900           223,716
   TXU Corp. ...........................................        7,800           422,838
                                                                          -------------
                                                                              1,466,107
                                                                          -------------
INDUSTRIAL CONGLOMERATES--1.0%
   3M Co. ..............................................        3,600           280,548
   General Electric Co. ................................       80,700         3,002,847
                                                                          -------------
                                                                              3,283,395
                                                                          -------------
INDUSTRIAL MACHINERY--0.6%
   Dover Corp. .........................................        4,600           225,492
   Eaton Corp. .........................................       16,300         1,224,782
   Parker-Hannifin Corp. ...............................        4,800           369,024
                                                                          -------------
                                                                              1,819,298
                                                                          -------------
INSURANCE BROKERS--0.1%
   AON Corp. ...........................................        8,300           293,322
                                                                          -------------
INTEGRATED OIL & GAS--5.1%
   Chevron Corp. .......................................       30,100         2,213,253
   ConocoPhillips ......................................       23,100         1,662,045
   Exxon Mobil Corp. ...................................      114,500         8,774,135
   Marathon Oil Corp. ..................................        5,400           499,500
   Occidental Petroleum Corp. ..........................       61,200         2,988,396
                                                                          -------------
                                                                             16,137,329
                                                                          -------------

                        See Notes to Financial Statements

                       PHOENIX STRATEGIC ALLOCATION SERIES
             (FORMERLY PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES)

                                                             SHARES           VALUE
                                                           ----------     -------------
INTEGRATED TELECOMMUNICATION SERVICES--2.6%
   AT&T, Inc. ..........................................       88,300     $   3,156,725
   BellSouth Corp. .....................................       21,100           994,021
   Citizens Communications Co. .........................       57,300           823,401
   Qwest Communications International, Inc. (g)(l) .....       90,500           757,485
   Verizon Communications, Inc. ........................       63,800         2,375,912
                                                                          -------------
                                                                              8,107,544
                                                                          -------------
INTERNET RETAIL--0.2%
   Expedia, Inc. (g) ...................................       14,600           306,308
   IAC/InterActiveCorp. (g)(l) .........................       12,200           453,352
                                                                          -------------
                                                                                759,660
                                                                          -------------
INVESTMENT BANKING & BROKERAGE--1.3%
   Charles Schwab Corp. (The) ..........................       20,560           397,630
   Merrill Lynch & Co., Inc. ...........................       29,000         2,699,900
   Morgan Stanley ......................................       11,700           952,731
                                                                          -------------
                                                                              4,050,261
                                                                          -------------
LIFE & HEALTH INSURANCE--2.1%
   AFLAC, Inc. .........................................       14,800           680,800
   Lincoln National Corp. ..............................       18,800         1,248,320
   MetLife, Inc. .......................................       41,200         2,431,212
   Principal Financial Group, Inc. (The) ...............       16,300           956,810
   Protective Life Corp. ...............................        2,500           118,750
   Prudential Financial, Inc. ..........................       12,700         1,090,422
   StanCorp Financial Group, Inc. ......................        2,900           130,645
                                                                          -------------
                                                                              6,656,959
                                                                          -------------
LIFE SCIENCES TOOLS & SERVICES--0.4%
   PerkinElmer, Inc. ...................................       13,400           297,882
   Thermo Fisher Scientific (g) ........................       19,100           865,039
                                                                          -------------
                                                                              1,162,921
                                                                          -------------
MANAGED HEALTH CARE--1.3%
   Aetna, Inc. .........................................       22,700           980,186
   CIGNA Corp. .........................................        5,000           657,850
   UnitedHealth Group, Inc. ............................       27,450         1,474,888
   WellPoint, Inc. (g) .................................       14,800         1,164,612
                                                                          -------------
                                                                              4,277,536
                                                                          -------------
MORTGAGE REITS--0.1%
   American Home Mortgage Investment Corp. (l) .........        7,200           252,864
                                                                          -------------
MOTORCYCLE MANUFACTURERS--0.1%
   Harley-Davidson, Inc. (l) ...........................        3,300           232,551
                                                                          -------------
MOVIES & ENTERTAINMENT--0.9%
   Time Warner, Inc. ...................................       72,700         1,583,406
   Viacom, Inc. Class B (g) ............................        9,800           402,094
   Walt Disney Co. (The) ...............................       18,600           637,422
   Warner Music Group Corp. ............................       12,500           286,875
                                                                          -------------
                                                                              2,909,797
                                                                          -------------
MULTI-LINE INSURANCE--0.2%
   American International Group, Inc. ..................        6,300           451,458
   Hartford Financial Services Group, Inc. (The)........        2,300           214,613
   Unitrin, Inc. .......................................        2,400           120,264
                                                                          -------------
                                                                                786,335
                                                                          -------------
OIL & GAS DRILLING--0.3%
   Grey Wolf, Inc. (g) .................................       61,700           423,262
   Pride International, Inc. (g) .......................        9,600           288,096
   TODCO (g)(l) ........................................       10,100           345,117
                                                                          -------------
                                                                              1,056,475
                                                                          -------------
OIL & GAS EQUIPMENT & SERVICES--0.5%
   Halliburton Co. .....................................       27,660           858,843
   National Oilwell Varco, Inc. (g) ....................        2,600           159,068
   Tidewater, Inc. .....................................        8,800           425,568
                                                                          -------------
                                                                              1,443,479
                                                                          -------------

                                                             SHARES           VALUE
                                                           ----------     -------------
OIL & GAS EXPLORATION & PRODUCTION--0.1%
   Devon Energy Corp. ..................................        4,020     $     269,662
                                                                          -------------
OIL & GAS REFINING & MARKETING--0.1%
   Sunoco, Inc. ........................................        4,600           286,856
                                                                          -------------
OTHER DIVERSIFIED FINANCIAL SERVICES--4.2%
   Bank of America Corp. ...............................      115,900         6,187,901
   Citigroup, Inc. .....................................       54,000         3,007,800
   JPMorgan Chase & Co. ................................       82,100         3,965,430
                                                                          -------------
                                                                             13,161,131
                                                                          -------------
PACKAGED FOODS & MEATS--0.9%
   Campbell Soup Co. (l) ...............................       17,100           665,019
   ConAgra Foods, Inc. .................................       26,200           707,400
   General Mills, Inc. .................................       14,900           858,240
   Heinz (H.J.) Co. ....................................       16,200           729,162
                                                                          -------------
                                                                              2,959,821
                                                                          -------------
PERSONAL PRODUCTS--0.4%
   Estee Lauder Cos., Inc. (The) Class A ...............       20,700           844,974
   NBTY, Inc. (g) ......................................        9,500           394,915
                                                                          -------------
                                                                              1,239,889
                                                                          -------------
PHARMACEUTICALS--3.8%
   Abbott Laboratories .................................       29,900         1,456,429
   Barr Pharmaceuticals, Inc. (g) ......................        6,500           325,780
   Endo Pharmaceuticals Holdings, Inc. (g) .............       10,300           284,074
   Forest Laboratories, Inc. (g) .......................        2,200           111,320
   Johnson & Johnson ...................................       64,500         4,258,290
   Merck & Co., Inc. ...................................       22,800           994,080
   Pfizer, Inc. ........................................      143,600         3,719,240
   Watson Pharmaceuticals, Inc. (g) ....................        4,500           117,135
   Wyeth ...............................................       12,100           616,132
                                                                          -------------
                                                                             11,882,480
                                                                          -------------
PROPERTY & CASUALTY INSURANCE--1.6%
   Allstate Corp. (The) ................................       39,500         2,571,845
   Philadelphia Consolidated  Holding Co.  (g) .........        3,400           151,504
   Progressive Corp. (The) .............................       18,500           448,070
   St. Paul Travelers Cos., Inc. (The) .................       34,200         1,836,198
                                                                          -------------
                                                                              5,007,617
                                                                          -------------
RAILROADS--0.2%
   Burlington Northern Santa Fe Corp. ..................        4,100           302,621
   Norfolk Southern Corp. ..............................        8,700           437,523
                                                                          -------------
                                                                                740,144
                                                                          -------------
REGIONAL BANKS--0.5%
   Bank of Hawaii Corp. ................................        6,300           339,885
   KeyCorp .............................................       15,100           574,253
   National City Corp. .................................        4,500           164,520
   SunTrust Banks, Inc. ................................        3,200           270,240
   Synovus Financial Corp. .............................        7,700           237,391
                                                                          -------------
                                                                              1,586,289
                                                                          -------------
RESIDENTIAL REITS--0.1%
   Archstone-Smith Trust ...............................        4,900           285,229
                                                                          -------------
RESTAURANTS--0.9%
   McDonald's Corp. ....................................       44,700         1,981,551
   Yum! Brands, Inc. ...................................       14,300           840,840
                                                                          -------------
                                                                              2,822,391
                                                                          -------------
SEMICONDUCTOR EQUIPMENT--0.3%
   Lam Research Corp. (g) ..............................        5,500           278,410
   Novellus Systems, Inc. (g) ..........................       12,300           423,366
   Teradyne, Inc. (g) ..................................       17,900           267,784
   Verigy Ltd. (g) .....................................            1                 8
                                                                          -------------
                                                                                969,568
                                                                          -------------

                        See Notes to Financial Statements

                       PHOENIX STRATEGIC ALLOCATION SERIES
             (FORMERLY PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES)

                                                             SHARES           VALUE
                                                           ----------     -------------
SEMICONDUCTORS--1.1%
   Advanced Micro Devices, Inc. (g) ....................       14,200     $     288,970
   Atmel Corp. (g) .....................................       45,300           274,065
   Integrated Device Technology, Inc. (g) ..............       16,900           261,612
   Intel Corp. .........................................       44,400           899,100
   LSI Logic Corp. (g)(l) ..............................       30,900           278,100
   National Semiconductor Corp. ........................       12,200           276,940
   ON Semiconductor Corp. (g)(l) .......................       34,800           263,436
   Texas Instruments, Inc. .............................       36,600         1,054,080
                                                                          -------------
                                                                              3,596,303
                                                                          -------------
SOFT DRINKS--0.7%
   Coca-Cola Co. (The) .................................       27,700         1,336,525
   Pepsi Bottling Group, Inc. (The) ....................       24,400           754,204
                                                                          -------------
                                                                              2,090,729
                                                                          -------------
SPECIALIZED REITS--0.1%
   FelCor Lodging Trust, Inc. ..........................       13,600           297,024
                                                                          -------------
SPECIALTY  CHEMICALS--0.1%
   Rohm and Haas Co. ...................................        4,800           245,376
                                                                          -------------
SPECIALTY STORES--0.0%
   Barnes & Noble, Inc. ................................        3,300           131,043
                                                                          -------------
STEEL--0.1%
   Chaparral Steel Co. .................................        3,600           159,372
   Nucor Corp. .........................................        1,600            87,456
   United States Steel Corp. ...........................        2,000           146,280
                                                                          -------------
                                                                                393,108
                                                                          -------------
SYSTEMS SOFTWARE--1.8%
   BMC Software, Inc. (g) ..............................       10,900           350,980
   Microsoft Corp. .....................................      126,200         3,768,332
   Oracle Corp. (g) ....................................       87,100         1,492,894
   Symantec Corp. (g) ..................................        7,200           150,120
                                                                          -------------
                                                                              5,762,326
                                                                          -------------
TECHNOLOGY DISTRIBUTORS--0.1%
   Arrow Electronics, Inc. (g) .........................        8,400           265,020
                                                                          -------------
TOBACCO--0.5%
   Altria Group, Inc. ..................................        1,660           142,461
   Loews Corp. - Carolina Group ........................       17,700         1,145,544
   Reynolds American, Inc. (l) .........................        5,200           340,444
                                                                          -------------
                                                                              1,628,449
                                                                          -------------

                                                             SHARES           VALUE
                                                           ----------     -------------
WIRELESS TELECOMMUNICATION SERVICES--0.3%
   Sprint Nextel Corp. .................................       50,600     $     955,834
                                                                          -------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $146,542,359) ......................                    177,811,330
                                                                          -------------
FOREIGN COMMON STOCKS(d)--0.7%
INDUSTRIAL CONGLOMERATES--0.2%
   Tyco International Ltd. (United States) .............       19,900           604,960
                                                                          -------------
INDUSTRIAL MACHINERY--0.5%
   Ingersoll-Rand Co. Ltd. Class A (United States) .....       42,900         1,678,677
                                                                          -------------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $2,436,317) ........................                      2,283,637
                                                                          -------------
TOTAL LONG TERM INVESTMENTS--98.5%
   (Identified Cost $280,256,490) ......................                    311,580,756
                                                                          -------------
SHORT-TERM INVESTMENTS--3.3%
MONEY MARKET MUTUAL FUNDS--2.1%
   State Street Navigator Prime Plus
      (5.32% seven day effective yield) (n) ............    6,449,935         6,449,935
                                                                          -------------

                                                               PAR
                                                              VALUE
                                                              (000)
                                                           ----------
COMMERCIAL PAPER(o)--1.2%
   UBS Finance Delaware LLC 5.25%, 1/5/07 ..............   $    2,300         2,298,658
   Honeywell International, Inc. 5.25%, 1/8/07 .........        1,590         1,588,377
                                                                          -------------
                                                                              3,887,035
                                                                          -------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $10,336,970) .......................                     10,336,970
                                                                          -------------
TOTAL INVESTMENTS--101.8%
   (Identified cost $290,593,460) ......................                    321,917,726(a)
   Other assets and liabilities, net--(1.8)% ...........                     (5,772,827)
                                                                          -------------
NET ASSETS--100.0% .....................................                  $ 316,144,899
                                                                          =============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $35,669,115 and gross depreciation of $4,493,156 for federal income tax purposes. At December 31, 2006, the aggregate cost of securities for federal income tax purposes was $290,741,767.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities amounted to a value of $11,030,767 or 3.5% of net assets.

(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

(d) Corporate bonds and common stocks are considered to be foreign if the security is issued in a foreign country. The country of risk, noted in the header or parenthetically, is determined based on criteria described in
      Note 2G "Foreign security country determination" in the Notes to Financial Statements.

(e) Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.

(f) Illiquid and restricted security. Security valued at fair value as determined in good faith by or under the direction of the Trustees. At December 31, 2006, this security amounted to a value of $2,082,706 or 0.7% of net assets. For acquisition information, see Note 6 "Illiquid and Restricted Securities" in the Notes to Financial Statements.

(g)   Non-income producing.

(h)   Par value represents Canadian Dollar.

(i)   Par value represents Euro.

(j)   Par value represents Norwegian Krone.

(k)   Par value represents Swedish Krona.

(l)   All or a portion of security is on loan.

(m)   All or a portion segregated as collateral for forward currency contracts.

(n) Represents security purchased with cash collateral received for securities on loan.

(o)   The rate shown is the discount rate.

                      See Notes to Financial Statements

                       PHOENIX STRATEGIC ALLOCATION SERIES
            (FORMERLY PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

ASSETS
Investment securities at value, including $6,289,138 of securities on loan
   (Identified cost $290,593,460) ..............................................   $  321,917,726
Cash ...........................................................................           11,214
Receivables
   Dividends and interest ......................................................        1,338,149
Prepaid expenses ...............................................................           38,993
Other assets ...................................................................           11,441
                                                                                   --------------
      Total assets .............................................................      323,317,523
                                                                                   --------------
LIABILITIES
Payables
   Investment securities purchased .............................................          207,572
   Fund shares repurchased .....................................................          172,290
   Upon return of securities loaned ............................................        6,449,935
   Investment advisory fee .....................................................          166,903
   Administration fee ..........................................................           44,598
   Service fee .................................................................           17,559
   Trustee deferred compensation plan ..........................................           11,441
   Trustees' fee ...............................................................           10,146
Unrealized depreciation on forward currency contracts ..........................           10,786
   Other accrued expenses ......................................................           81,394
                                                                                   --------------
      Total liabilities ........................................................        7,172,624
                                                                                   --------------
NET ASSETS .....................................................................   $  316,144,899
                                                                                   ==============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ............................   $  280,374,850
   Undistributed net investment income .........................................          679,880
   Accumulated net realized gain ...............................................        3,774,256
   Net unrealized appreciation .................................................       31,315,913
                                                                                   --------------
NET ASSETS .....................................................................   $  316,144,899
                                                                                   ==============
Shares of beneficial interest outstanding, $1 par value, unlimited
   authorization ...............................................................       23,771,624
                                                                                   ==============
Net asset value and offering price per share ...................................   $        13.30
                                                                                   ==============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME
   Interest ....................................................................   $    7,829,270
   Dividends ...................................................................        3,633,784
   Security lending ............................................................           11,004
   Foreign taxes withheld ......................................................           (1,852)
                                                                                   --------------
      Total investment income ..................................................       11,472,206
                                                                                   --------------
EXPENSES
   Investment advisory fee .....................................................        1,931,987
   Financial agent fee .........................................................          104,721
   Administration fee ..........................................................          141,917
   Service fee .................................................................          213,553
   Printing ....................................................................          126,920
   Custodian ...................................................................           50,599
   Trustees ....................................................................           44,148
   Professional ................................................................           43,265
   Miscellaneous ...............................................................           94,710
                                                                                   --------------
      Total expenses ...........................................................        2,751,820
Less expenses reimbursed by investment advisor .................................          (15,669)
Custodian fees paid indirectly .................................................           (3,712)
                                                                                   --------------
      Net expenses .............................................................        2,732,439
                                                                                   --------------
NET INVESTMENT INCOME (LOSS) ...................................................        8,739,767
                                                                                   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments .....................................       33,343,612
   Net realized gain (loss) on foreign currency transactions ...................          (11,206)
   Net change in unrealized appreciation (depreciation)on investments ..........       (3,041,683)
   Net change in unrealized appreciation (depreciation)on foreign currency
      translations .............................................................           (7,719)
                                                                                   --------------
NET GAIN (LOSS) ON INVESTMENTS .................................................       30,283,004
                                                                                   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ................   $   39,022,771
                                                                                   ==============

                       See Notes to Financial Statements

                       PHOENIX STRATEGIC ALLOCATION SERIES
            (FORMERLY PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES)

STATEMENT OF CHANGES IN NET ASSETS

                                                                                            YEAR ENDED     YEAR ENDED
                                                                                           DECEMBER 31,   DECEMBER 31,
                                                                                               2006           2005
                                                                                           ------------   ------------
FROM OPERATIONS
   Net investment income (loss) ........................................................   $  8,739,767   $  9,219,316
   Net realized gain (loss) ............................................................     33,332,406     16,409,528
   Net change in unrealized appreciation (depreciation) ................................     (3,049,402)   (19,667,335)
                                                                                           ------------   ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........................     39,022,771      5,961,509
                                                                                           ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ...............................................................     (8,343,990)    (8,812,313)
   Net realized short-term gains .......................................................     (8,381,196)    (5,407,467)
   Net realized long-term gains ........................................................    (30,264,431)    (4,384,066)
                                                                                           ------------   ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...........................    (46,989,617)   (18,603,846)
                                                                                           ------------   ------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (213,233 and 114,234 shares, respectively) ............      3,041,752      1,603,818
   Net asset value of shares issued from reinvestment of distributions
      (3,519,020 and 1,339,912 shares, respectively) ...................................     46,989,617     18,603,846
   Cost of shares repurchased (5,565,250 and 5,888,632 shares, respectively) ...........    (78,662,024)   (82,666,353)
                                                                                           ------------   ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...........................    (28,630,655)   (62,458,689)
                                                                                           ------------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS ...............................................    (36,597,501)   (75,101,026)
NET ASSETS
   Beginning of period .................................................................    352,742,400    427,843,426
                                                                                           ------------   ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
      OF $679,880 AND $433,083,RESPECTIVELY] ...........................................   $316,144,899   $352,742,400
                                                                                           ============   ============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                           YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------------------------
                                                       2006           2005           2004         2003(2)       2002
                                                   -----------    -----------    -----------   -----------   -----------
Net asset value, beginning of period ...........   $     13.78    $     14.24    $     13.96   $     11.95   $     13.92
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ................          0.38(1)        0.34(1)        0.37          0.33          0.35
   Net realized and unrealized gain (loss) .....          1.31          (0.08)          0.65          2.02         (1.96)
                                                   -----------    -----------    -----------   -----------   -----------
      TOTAL FROM INVESTMENT OPERATIONS .........          1.69           0.26           1.02          2.35         (1.61)
                                                   -----------    -----------    -----------   -----------   -----------
LESS DISTRIBUTIONS
   Dividends from net investment income ........         (0.38)         (0.33)         (0.37)        (0.34)        (0.36)
   Distributions from net realized gains .......         (1.79)         (0.39)         (0.37)           --            --
                                                   -----------    -----------    -----------   -----------   -----------
      TOTAL DISTRIBUTIONS ......................         (2.17)         (0.72)         (0.74)        (0.34)        (0.36)
                                                   -----------    -----------    -----------   -----------   -----------
CHANGE IN NET ASSET VALUE ......................         (0.48)         (0.46)          0.28          2.01         (1.97)
                                                   -----------    -----------    -----------   -----------   -----------
NET ASSET VALUE, END OF PERIOD .................   $     13.30    $     13.78    $     14.24   $     13.96   $     11.95
                                                   ===========    ===========    ===========   ===========   ===========
Total return ...................................         12.69%          1.79%          7.46%        19.87%       (11.58)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) .......   $   316,145    $   352,742    $   427,843   $   468,630   $   444,017
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ......................          0.83%          0.79%          0.78%         0.77%         0.70%
   Gross operating expenses ....................          0.84%          0.79%          0.78%         0.77%         0.70%
   Net investment income (loss) ................          2.66%          2.39%          2.44%         2.54%         2.73%
Portfolio turnover .............................            86%            62%            65%           87%           78%

(1)   Computed using average shares outstanding.

(2) As a result of changes in generally accepted accounting principles, the series has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. There was no change to net investment income per share, net realized and unrealized gain
      (loss) per share and the net investment income ratio for the period ended December 31, 2003.

                        See Notes to Financial Statements

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE PHOENIX-ABERDEEN INTERNATIONAL SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2006?

A: For the 12 month reporting period the Series returned 27.37%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 15.78% and the MSCI EAFE(R) Index, the Series' style-specific benchmark, returned 26.86%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: Equity markets worldwide produced healthy returns in 2006, with the benchmark Morgan Stanley Capital International EAFE (MSCI(R) EAFE(R)) Index posting a gain of 26.86% in U.S. dollar terms. This return was helped by relative weakness in the U.S. dollar, which declined by 5.1% on a trade-weighted basis against other major currencies. The Series' return compared favorably with that of the S&P 500(R) Index, which rose by 15.78%. The compound growth rate over the past five years of 15.43% for the MSCI EAFE Index compares favorably with the mere 6.19% gain of the S&P 500 Index over the same period.

      During 2006, the strongest performance came from a number of emerging markets. The MSCI Latin American Index(SM) rose by 39% in U.S. dollar terms. The weakest area was Japan, where the MSCI Japan Index rose by 5.1%. The strongest sector performance was posted by the utilities sector, with the MSCI Utilities Index advancing by 31.5% over the year. The weakest sector was information technology, where the MSCI Information Technology sector posted a return of 8.6%.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: The positive movements in world stock markets helped to drive significant returns for the portfolio during the fiscal year. The Series benefited from strong contributions from both asset allocation and stock selection. The Series' overweight positions in Asia and emerging markets provided a positive contribution. The underweight position in continental Europe offset some of the benefit. Currency was a slight drag, as the overweight position in Asia was impacted by the weakness of the U.S. dollar throughout the year.

      Stock selection provided a positive contribution to the Series' results, particularly in the United Kingdom, with the investments there significantly outperforming their domestic benchmark. Japan and Asia were a slight drag on the stock selection process. Among the strongest performers throughout the year were China Mobile and Petrochina in China, Petrobras in Brazil, Scottish Power in the UK and Canon in Japan.

                                                                    JANUARY 2007

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES

     AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/06

                                               1 YEAR   5 YEARS   10 YEARS
     ----------------------------------------------------------------------
     Aberdeen International Series              27.37%    15.43%      9.30%
     ----------------------------------------------------------------------
     S&P 500(R) Index                           15.78%     6.19%      8.44%
     ----------------------------------------------------------------------
     MSCI EAFE(R) Index                         26.86%    15.43%      8.06%
     ----------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 12/31/96. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

              GROWTH OF $10,000               PERIODS ENDING 12/31

[CHART OMITTED]
EDGAR REPRESENTATION OF DATA FOLLOWS:

               Aberdeen International Series   MSCI EAFE(R) Index   S&P 500(R) Index
  12/31/96     $10,000                         $10,000              $10,000
  12/31/97      11,204                          10,206               13,338
  12/31/98      14,333                          12,281               17,173
  12/31/99      18,560                          15,633               20,803
  12/29/00      15,625                          13,451               18,891
  12/31/01      11,869                          10,599               16,648
  12/31/02      10,112                           8,939               12,969
  12/31/03      13,334                          12,440               16,692
  12/31/04      16,105                          15,015               18,505
  12/30/05      19,096                          17,120               19,417
  12/29/06      24,323                          21,718               22,481

For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES

ABOUT YOUR SERIES EXPENSES (UNAUDITED)
(FOR THE SIX-MONTH PERIOD OF JUNE 30, 2006 TO DECEMBER 31, 2006)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Aberdeen International Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                               BEGINNING           ENDING        EXPENSES PAID
                                             ACCOUNT VALUE     ACCOUNT VALUE        DURING
ABERDEEN INTERNATIONAL SERIES                JUNE 30, 2006   DECEMBER 31, 2006      PERIOD*
---------------------------------------      -------------   -----------------   -------------
Actual                                         $1,000.00         $1,151.50           $5.31

Hypothetical (5% return before expenses)        1,000.00          1,020.20            5.00

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.98%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (184) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                     PHOENIX-ABERDEEN INTERNATIONAL SERIES

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS                                                     12/31/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Japan                                               19%
United Kingdom                                      17
Germany                                              8
Hong Kong                                            5
Switzerland                                          5
Brazil                                               3
Italy                                                3
Other (includes short-term investments)             40

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2006

                                                                    SHARES           VALUE
                                                                 -----------     -------------
FOREIGN COMMON STOCKS(b)--95.4%
BELGIUM--2.4%
   Belgacom SA (Integrated Telecommunication
     Services) (c) ...........................................       230,800     $  10,166,716
                                                                                 -------------
BRAZIL--4.0%
   Petroleo Brasileiro S.A. ADR (Integrated Oil & Gas) .......       181,900        16,873,044
                                                                                 -------------
CHINA--5.4%
   China Mobile Ltd. (Wireless Telecommunication
     Services) ...............................................     1,851,000        15,991,566
   PetroChina Co. Ltd. Class H (Integrated Oil & Gas) ........     4,734,000         6,706,952
                                                                                 -------------
                                                                                    22,698,518
                                                                                 -------------

FINLAND--0.9%
   Nokia Oyj Sponsored ADR (Communications
     Equipment) ..............................................       188,900         3,838,448
                                                                                 -------------

FRANCE--3.5%
   PSA Peugeot Citroen SA (Automobile
     Manufacturers) (c) ......................................        99,400         6,586,866
   Sanofi-Aventis ADR (Pharmaceuticals) ......................        86,900         4,012,173
   Total SA Sponsored ADR (Integrated Oil & Gas) .............        58,300         4,192,936
                                                                                 -------------
                                                                                    14,791,975
                                                                                 -------------

GERMANY--9.2%
   Commerzbank AG (Diversified Banks) ........................       248,300         9,456,082
   Deutsche Post AG Registered Shares (Air Freight &
     Logistics) ..............................................       189,100         5,701,332
   Deutsche Postbank AG (Diversified Banks) ..................       139,800        11,805,169
   E.ON AG (Electric Utilities) ..............................        88,100        12,012,209
                                                                                 -------------
                                                                                    38,974,792
                                                                                 -------------

HONG KONG--2.2%
   Swire Pacific Ltd. Class B (Multi-Sector Holdings) ........     4,560,000         9,309,592
                                                                                 -------------

INDIA--1.1%
   ICICI Bank Ltd. Sponsored ADR (Diversified
     Banks) (c) ..............................................       109,800         4,583,052
                                                                                 -------------
ITALY--3.6%
   ENI S.p.A. (Integrated Oil & Gas) (c) .....................       105,500         3,548,465
   ENI S.p.A. Sponsored ADR (Integrated Oil & Gas) ...........        55,500(f)      3,734,040
   Snam Rete Gas S.p.A. (Gas Utilities) (c) ..................     1,419,300         8,051,537
                                                                                 -------------
                                                                                    15,334,042
                                                                                 -------------

JAPAN--23.0%
   Bank of Kyoto Ltd. (The) (Regional Banks) (c) .............       861,000         8,030,839
   Canon, Inc. (Office Electronics) (c) ......................       139,900         7,876,392
   Canon, Inc. Sponsored ADR (Office Electronics) (c) ........       116,050(f)      6,567,269
   Daito Trust Construction Co. Ltd. (Homebuilding) ..........       249,800        11,460,930

                                                                    SHARES           VALUE
                                                                 -----------     -------------
JAPAN--CONTINUED
   Mitsubishi UFJ Financial Group, Inc. (Diversified
     Banks) ..................................................           686     $   8,473,762
   Mitsubishi UFJ Financial Group, Inc. ADR (Diversified
     Banks) (c) ..............................................       350,900(f)      4,368,705
   NTT DoCoMo, Inc. (Wireless Telecommunication
     Services) (c) ...........................................         4,370         6,903,575
   ORIX Corp. (Consumer Finance) (c) .........................        39,500        11,434,604
   Seino Holdings Co. Ltd. (Trucking) (c) ....................       467,000         4,387,261
   Seven and I Holdings Co. Ltd. (Food Retail) (c) ...........       267,000         8,301,332
   Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals) ..........       161,300        11,073,661
   Toyota Motor Corp. (Automobile Manufacturers) .............       122,500         8,193,773
                                                                                 -------------
                                                                                    97,072,103
                                                                                 -------------

MEXICO--2.3%
   Grupo Aeroportuario del Sureste S.A. de C.V. ADR
     (Airport Services) (c) ..................................       224,100         9,517,527
                                                                                 -------------

NETHERLANDS--2.6%
   ING Groep N.V. (Other Diversified Financial
     Services) ...............................................       155,700         6,903,786
   TNT N.V. ADR (Air Freight & Logistics) ....................        90,000         3,877,200
                                                                                 -------------
                                                                                    10,780,986
                                                                                 -------------
PORTUGAL--2.0%
   Portugal Telecom SGPS S.A. (Integrated
   Telecommunication Services) ...............................       633,400         8,227,386
                                                                                 -------------
SINGAPORE--1.2%
   Oversea-Chinese Banking Corp. Ltd. (Diversified
     Banks) (c) ..............................................       993,400         4,987,240
                                                                                 -------------
SWEDEN--2.9%
   Nordea Bank AB (Diversified Banks) ........................       522,300         8,048,941
   Telefonaktiebolaget LM Ericsson Sponsored ADR
     (Communications Equipment) ..............................       103,400         4,159,782
                                                                                 -------------
                                                                                    12,208,723
                                                                                 -------------
SWITZERLAND--6.0%
   Nestle S.A. Registered Shares (Packaged Foods &
     Meats) ..................................................         7,200         2,558,556
   Nestle S.A. Sponsored ADR (Packaged Foods &
     Meats) ..................................................        41,900(f)      3,715,634
   Novartis AG ADR (Pharmaceuticals) .........................        66,300         3,808,272
   UBS AG (Diversified Capital Markets) ......................        55,600         3,354,348
   Zurich Financial Services AG ADR (Multi-line
     Insurance) ..............................................        68,500(f)      1,840,581
   Zurich Financial Services AG Registered Shares
     (Multi-line Insurance) ..................................        37,200        10,013,623
                                                                                 -------------
                                                                                    25,291,014
                                                                                 -------------

                        See Notes to Financial Statements

                     PHOENIX-ABERDEEN INTERNATIONAL SERIES

                                                                    SHARES           VALUE
                                                                 -----------     -------------
TAIWAN--2.7%
   Taiwan Semiconductor Manufacturing Co. Ltd.
     Sponsored ADR (Semiconductors) (c) ......................     1,043,814     $  11,408,889
                                                                                 -------------
UNITED KINGDOM--20.4%
   AstraZeneca plc (Pharmaceuticals) .........................       135,600         7,285,384
   British American Tobacco plc (Tobacco) ....................       248,400         6,950,122
   Centrica plc (Multi-Utilities) ............................     1,668,400        11,580,440
   GlaxoSmithKline plc ADR (Pharmaceuticals) .................        68,200         3,598,232
   HSBC Holdings plc Sponsored ADR (Diversified Banks) (c) ...        40,000         3,666,000
   Morrison (WM.) Supermarkets plc (Food Retail) .............     1,830,400         9,120,999
   Resolution plc (Life & Health Insurance) ..................       893,800        11,226,533
   Scottish Power plc (Electric Utilities) ...................       422,100         6,181,958
   Tesco plc Sponsored ADR (Food Retail) .....................       173,500         4,120,608
   Unilever plc Sponsored ADR (Packaged Foods &
     Meats) (c) ..............................................       131,340         3,653,879
   Vodafone Group plc (Wireless Telecommunication
     Services) ...............................................     2,014,001         5,579,877
   Vodafone Group plc Sponsored ADR (Wireless
     Telecommunication Services) (c) .........................       184,623(f)      5,128,879
   Weir Group plc (The) (Industrial Machinery) ...............       755,100         7,895,040
                                                                                 -------------
                                                                                    85,987,951
                                                                                 -------------

TOTAL FOREIGN COMMON STOCKS
   (Identified cost $300,687,956) ..........................................       402,051,998
                                                                                 -------------

FOREIGN PREFERRED STOCKS(b)--3.0%
SOUTH KOREA--3.0%
   Samsung Electronics Co. Ltd. Pfd. 1.10%
     (Semiconductors) ........................................        24,000        12,387,097
                                                                                 -------------
TOTAL FOREIGN PREFERRED STOCKS
   (Identified cost $7,974,115) ............................................        12,387,097
                                                                                 -------------

TOTAL LONG TERM INVESTMENTS--98.4%
   (Identified Cost $308,662,071) ..........................................       414,439,095
                                                                                 -------------

SHORT-TERM INVESTMENTS--20.5%

                                                                     PAR
                                                                    VALUE
                                                                    (000)
                                                                 -----------
FEDERAL AGENCY SECURITIES(e)--1.4%
   FHLB 4.80%, 1/3/07 ........................................   $     6,100         6,098,373

                                                                    SHARES           VALUE
                                                                 -----------     -------------
MONEY MARKET MUTUAL FUNDS--19.1%
   State Street Navigator Prime Plus
     (5.32% seven day effective yield) (d) ...................    80,380,642     $  80,380,642
                                                                                 -------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $86,479,015) .............................                      86,479,015
                                                                                 -------------
TOTAL INVESTMENTS--118.9%
   (Identified cost $395,141,086) ............................                     500,918,110(a)
   Other assets and liabilities, net--(18.9)% ................                     (79,637,209)
                                                                                 -------------
NET ASSETS--100.0% ...........................................                   $ 421,280,901
                                                                                 =============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $106,381,031 and gross depreciation of $4,192,610 for federal income tax purposes. At December 31, 2006, the aggregate cost of securities for federal income tax purposes was $398,729,689.

(b) Common stocks and preferred stocks are considered to be foreign if the security is issued in a foreign country. The country of risk, noted in the header, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

(c)   All or a portion of security is on loan.

(d) Represents security purchased with cash collateral received for securities on loan.

(e)   The rate shown is the discount rate.

(f) On October 20, 2006 the Phoenix Lazard International Equity Select Series was merged into the Phoenix-Aberdeen International Series. The Phoenix Lazard International Equity Select Series held some ADRs of issuers that were also held by the Phoenix-Aberdeen International Series. This has resulted in the series holding both the local shares and the ADRs for certain issuers.

                        See Notes to Financial Statements

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES

                            INDUSTRY DIVERSIFICATION
                        AS A PERCENTAGE OF TOTAL VALUE OF
                           TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)

Air Freight & Logistics ................................................    2.3%
Airport Services .......................................................    2.3
Automobile Manufacturers ...............................................    3.6
Communications Equipment ...............................................    1.9
Consumer Finance .......................................................    2.8
Diversified Banks ......................................................   13.4
Diversified Capital Markets ............................................    0.8
Electric Utilities .....................................................    4.4
Food Retail ............................................................    5.2
Gas Utilities ..........................................................    1.9
Homebuilding ...........................................................    2.8
Industrial Machinery ...................................................    1.9
Integrated Oil & Gas ...................................................    8.4
Integrated Telecommunication Services ..................................    4.4
Life & Health Insurance ................................................    2.7
Multi-Sector Holdings ..................................................    2.2
Multi-Utilities ........................................................    2.8
Multi-line Insurance ...................................................    2.9
Office Electronics .....................................................    3.5
Other Diversified Financial Services ...................................    1.7
Packaged Foods & Meats .................................................    2.4
Pharmaceuticals ........................................................    7.2
Regional Banks .........................................................    1.9
Semiconductors .........................................................    5.7
Tobacco ................................................................    1.7
Trucking ...............................................................    1.1
Wireless Telecommunication Services ....................................    8.1
                                                                          -----
                                                                          100.0%
                                                                          =====

                        See Notes to Financial Statements

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

ASSETS
Investment securities at value, including $77,230,908 of securities on loan
   (Identified cost $395,141,086) .................................................   $500,918,110
Foreign currency at value (Identified cost $193,537) ..............................        194,731
Cash ..............................................................................          2,540
Receivables
   Dividends ......................................................................        733,170
   Fund shares sold ...............................................................        174,499
   Tax reclaims ...................................................................        148,118
Prepaid expenses ..................................................................         24,955
Other assets ......................................................................         14,928
                                                                                      ------------
     Total assets .................................................................    502,211,051
                                                                                      ------------
LIABILITIES
Payables
   Investment securities purchased ................................................         94,236
   Fund shares repurchased ........................................................         10,007
   Upon return of securities loaned ...............................................     80,380,642
   Investment advisory fee ........................................................        257,350
   Administration fee .............................................................         42,375
   Printing fee ...................................................................         38,817
   Service fee ....................................................................         22,911
   Trustee deferred compensation plan .............................................         14,928
   Trustees' fee ..................................................................         11,957
   Other accrued expenses .........................................................         56,927
                                                                                      ------------
   Total liabilities ..............................................................     80,930,150
                                                                                      ------------
NET ASSETS ........................................................................   $421,280,901
                                                                                      ============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...............................   $325,122,780
   Distributions in excess of net investment income ...............................     (2,089,550)
   Accumulated net realized loss ..................................................     (7,541,965)
   Net unrealized appreciation ....................................................    105,789,636
                                                                                      ------------
NET ASSETS ........................................................................   $421,280,901
                                                                                      ============
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization ........................................................     23,668,920
                                                                                      ============

Net asset value and offering price per share ......................................   $      17.80
                                                                                      ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME
   Dividends ......................................................................   $  7,685,363
   Interest .......................................................................        174,619
   Security lending ...............................................................        171,971
   Foreign taxes withheld .........................................................       (558,988)
                                                                                      ------------
   Total investment income ........................................................      7,472,965
                                                                                      ------------
EXPENSES
   Investment advisory fee ........................................................      1,812,794
   Financial agent fee ............................................................         67,887
   Administration fee .............................................................        111,661
   Service fee ....................................................................        158,431
   Custodian ......................................................................        100,886
   Printing .......................................................................         80,608
   Professional ...................................................................         40,503
   Trustees .......................................................................         37,569
   Miscellaneous ..................................................................         54,566
                                                                                      ------------
     Total expenses ...............................................................      2,464,905
   Custodian fees paid indirectly .................................................         (1,397)
                                                                                      ------------
     Net expenses .................................................................      2,463,508
                                                                                      ------------
NET INVESTMENT INCOME (LOSS) ......................................................      5,009,457
                                                                                      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ........................................     28,838,939
   Net realized gain (loss) on foreign currency transactions ......................       (201,436)
   Net change in unrealized appreciation (depreciation) on investments ............     28,366,514
   Net change in unrealized appreciation (depreciation) on foreign currency
     translations .................................................................         17,895
                                                                                      ------------
NET GAIN (LOSS) ON INVESTMENTS ....................................................     57,021,912
                                                                                      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...................   $ 62,031,369
                                                                                      ============

                        See Notes to Financial Statements

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED         YEAR ENDED
                                                                                       DECEMBER 31,       DECEMBER 31,
                                                                                          2006                2005
                                                                                      -------------      --------------
FROM OPERATIONS
   Net investment income (loss) ...................................................   $   5,009,457      $    6,406,690
   Net realized gain (loss) .......................................................      28,637,503          22,427,671
   Net change in unrealized appreciation (depreciation) ...........................      28,384,409           1,948,589
                                                                                      -------------      --------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....................      62,031,369          30,782,950
                                                                                      -------------      --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ..........................................................      (5,768,924)         (7,455,788)
                                                                                      -------------      --------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ......................      (5,768,924)         (7,455,788)
                                                                                      -------------      --------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (2,383,806 and 1,530,297 shares, respectively) ...      38,545,361          19,783,113
   Net asset value of shares issued from reinvestment of distributions
     (357,917 and 532,869 shares, respectively) ...................................       5,768,924           7,455,788
   Proceeds from shares issued in conjunction with Plan of Reorganization
     (10,426,631 and 0 shares, respectively) (See Note 13) ........................     175,009,666                  --
   Cost of shares repurchased (2,842,577 and 3,123,578 shares, respectively) ......     (44,939,426)        (40,600,607)
                                                                                      -------------      --------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ......................     174,384,525         (13,361,706)
                                                                                      -------------      --------------
   NET INCREASE (DECREASE) IN NET ASSETS ..........................................     230,646,970           9,965,456
NET ASSETS
   Beginning of period ............................................................     190,633,931         180,668,475
                                                                                      -------------      --------------
   END OF PERIOD [INCLUDING DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
     OF $(2,089,550) AND $(1,128,647), RESPECTIVELY] ..............................   $ 421,280,901      $  190,633,931
                                                                                      =============      ==============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                             YEAR ENDED DECEMBER 31,
                                                        ------------------------------------------------------------
                                                           2006          2005        2004         2003        2002
                                                        ---------    ----------    ---------   ---------   ---------
Net asset value, beginning of period ................   $   14.29    $    12.54    $   10.66   $    8.24   $    9.78
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) .....................        0.33(1)       0.46(1)      0.23        0.18        0.12
   Net realized and unrealized gain (loss) ..........        3.53          1.86         1.96        2.41       (1.56)
                                                        ---------    ----------    ---------   ---------   ---------
     TOTAL FROM INVESTMENT OPERATIONS ...............        3.86          2.32         2.19        2.59       (1.44)
                                                        ---------    ----------    ---------   ---------   ---------
LESS DISTRIBUTIONS
   Dividends from net investment income .............       (0.35)        (0.57)       (0.31)      (0.17)      (0.10)
   Distributions from net realized gains ............          --            --           --          --          --
                                                        ---------    ----------    ---------   ---------   ---------
     TOTAL DISTRIBUTIONS ............................       (0.35)        (0.57)       (0.31)      (0.17)      (0.10)
                                                        ---------    ----------    ---------   ---------   ---------
CHANGE IN NET ASSET VALUE ...........................        3.51          1.75         1.88        2.42       (1.54)
                                                        ---------    ----------    ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD ......................   $   17.80    $    14.29    $   12.54   $   10.66   $    8.24
                                                        =========    ==========    =========   =========   =========
Total return ........................................       27.37%        18.57%       20.78%      31.86%     (14.81)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) ............   $ 421,281    $  190,634    $ 180,668   $ 145,580   $ 113,174
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses ...............................        1.01%         1.06%        1.05%       1.07%       1.05%
   Net investment income (loss) .....................        2.06%         3.56%        2.12%       1.99%       1.18%
Portfolio turnover ..................................          56%           44%          48%         39%         34%

(1)   Computed using average shares outstanding.

                        See Notes to Financial Statements

                      PHOENIX-ALGER SMALL-CAP GROWTH SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE PHOENIX-ALGER SMALL-CAP GROWTH SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2006?

A: For the 12 month reporting period the Series returned 19.45%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 15.78% and the Russell 2000(R) Growth Index, the Series' style-specific benchmark, returned 13.35%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: In 2006, the Dow Jones Industrial Average(SM) surpassed record highs (advancing nearly 20%) and both the S&P 500(R) Index and the technology benchmark Nasdaq Composite(R) Index posted very solid returns. The Russell 2000(R) Growth Index gained 13.35%, trailing its value counterpart, the Russell 2000(R) Value Index, for the third year in a row -- this time, by over 10 percentage points.

      In 2005, we noted that the markets were trading below their fundamentals. Despite the returns we saw in 2006, that remains our view. We note that growth stocks have had an unusual year, one that indicates healthy skepticism in the market, not overexuberance. Particularly noteworthy is the fact that, within the growth stock universe, the slowest-growing companies significantly outperformed the fastest-growing companies. This drove the return of the S&P 500 Index higher for 2006. In fact, this gap in stock performance versus the fundamental performance of the companies themselves supports our view that the markets have the potential to do very well in 2007 and beyond.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: Over the fiscal year, relative to the Russell 2000 Growth Index, the Series benefited from positive security selection in eight of 10 sectors, with the greatest impact coming from the consumer discretionary, energy, health care and materials sectors. The Series' results were held back by underperformance in the industrials sector and an underweighting in the materials sector.

      The top-contributing securities were Illumina Inc. (in the life sciences tools and services industry), Allscripts Healthcare Solutions Inc. (health care technology), Priceline.com Inc. (Internet and catalog retail), SBA Communications Corp. (wireless telecommunication services) and Paladin Resources Limited (metals and mining). Conversely, the top detractors during the Series' fiscal year were Mobility Electronics Inc. (computers and peripherals), Jupitermedia Corp. (Internet software and services), Openwave Systems Inc.
(Internet software and services), Secure Computing Corp. (software) and Multi-Fineline Electronix Inc. (electronic equipment and instruments).

      As of December 31, 2006, the Series remained well diversified, with a portfolio consisting of investments in over 100 securities across more than 40 industries. The top five industries were: semiconductors and semiconductor equipment, Internet software and services, health care providers and services, commercial services and supplies, and biotechnology.

                                                                    JANUARY 2007

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                     PHOENIX-ALGER SMALL-CAP GROWTH SERIES

         AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/06

                                                            FROM
                                                          INCEPTION
                                                          8/12/02 TO
                                                 1 YEAR    12/31/06
         -----------------------------------------------------------
         Alger Small-Cap Growth Series           19.45%     19.48%
         -----------------------------------------------------------
         S&P 500(R) Index                        15.78%     12.87%
         -----------------------------------------------------------
         Russell 2000(R) Growth Index            13.35%     17.43%
         -----------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 8/12/02 (inception of the series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

        GROWTH OF $10,000                          PERIODS ENDING 12/31

[CHART OMITTED]
EDGAR REPRESENTATION OF DATA FOLLOWS:

              Alger Small-Cap Growth Series    Russell 2000(R) Growth Index     S&P 500(R) Index
  8/12/02     $10,000                          $10,000                          $10,000
  12/31/02     10,085                           10,092                            9,806
  12/31/03     15,468                           14,990                           12,622
  12/31/04     15,797                           17,135                           13,993
  12/30/05     18,268                           17,847                           14,683
  12/29/06     21,821                           20,228                           17,000

For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                      PHOENIX-ALGER SMALL-CAP GROWTH SERIES

ABOUT YOUR SERIES EXPENSES (UNAUDITED)
(FOR THE SIX-MONTH PERIOD OF JUNE 30, 2006 TO DECEMBER 31, 2006)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Alger Small-Cap Growth Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                                BEGINNING           ENDING        EXPENSES PAID
                                              ACCOUNT VALUE     ACCOUNT VALUE         DURING
     ALGER SMALL-CAP GROWTH SERIES            JUNE 30, 2006   DECEMBER 31, 2006       PERIOD*
----------------------------------------      -------------   -----------------   --------------
Actual                                          $1,000.00         $1,085.20           $5.31

Hypothetical (5% return before expenses)         1,000.00          1,020.05            5.16

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 1.00%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (184) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                      PHOENIX-ALGER SMALL-CAP GROWTH SERIES

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology                           24%
Consumer Discretionary                           16
Health Care                                      16
Industrials                                      15
Financials                                       15
Energy                                            7
Materials                                         3
Other (includes short-term investments)           4

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2006

                                                                    SHARES           VALUE
                                                                 -----------     -------------
DOMESTIC COMMON STOCKS--93.1%
AEROSPACE & DEFENSE--1.6%
   BE Aerospace, Inc. (b) ....................................        26,850     $     689,508
   Esterline Technologies Corp. (b) ..........................         6,560           263,909
                                                                                 -------------
                                                                                       953,417
                                                                                 -------------
AIR FREIGHT & LOGISTICS--0.3%
   Pacer International, Inc. .................................         6,500           193,505
                                                                                 -------------
AIRLINES--0.9%
   AirTran Holdings, Inc. (b) ................................        45,665           536,107
                                                                                 -------------
APPAREL RETAIL--2.3%
   Aeropostale, Inc. (b) .....................................        19,095           589,463
   DSW, Inc. Class A(b) ......................................         8,775           338,452
   Gymboree Corp. (The)(b) ...................................         9,920           378,547
                                                                                 -------------
                                                                                     1,306,462
                                                                                 -------------
APPAREL, ACCESSORIES & LUXURY GOODS--1.2%
   Phillips-Van Heusen Corp. .................................        14,240           714,421
                                                                                 -------------
APPLICATION SOFTWARE--1.7%
   Blackboard, Inc. (b) ......................................         8,100           243,324
   Synchronoss Technologies, Inc. (b) ........................        29,705           407,552
   TIBCO Software, Inc. (b) ..................................        32,065           302,694
                                                                                 -------------
                                                                                       953,570
                                                                                 -------------
ASSET MANAGEMENT & CUSTODY BANKS--1.7%
   American Capital Strategies Ltd. ..........................         2,985           138,086
   Cohen & Steers, Inc. ......................................        14,615           587,085
   MCG Capital Corp. .........................................        11,451           232,684
                                                                                 -------------
                                                                                       957,855
                                                                                 -------------
AUTO PARTS & EQUIPMENT--1.1%
   LKQ Corp. (b) .............................................        13,310           305,997
   Tenneco, Inc. (b) .........................................        13,530           334,461
                                                                                 -------------
                                                                                       640,458
                                                                                 -------------
AUTOMOTIVE RETAIL--0.3%
   Advance Auto Parts, Inc. ..................................         4,820           171,399
                                                                                 -------------
BIOTECHNOLOGY--4.6%
   Alexion Pharmaceuticals, Inc. (b) .........................         6,750           272,633
   Human Genome Sciences, Inc. (b) ...........................        37,975           472,409
   ICOS Corp. (b) ............................................         5,900           199,361
   Indevus Pharmaceuticals, Inc. (b) .........................        52,505           372,785
   InterMune, Inc. (b) .......................................         9,900           304,425
   Keryx Biopharmaceuticals, Inc. (b) ........................        15,015           199,700
   Regeneron Pharmaceuticals, Inc. (b) .......................        14,450           290,011
   United Therapeutics Corp. (b) .............................        10,205           554,846
                                                                                 -------------
                                                                                     2,666,170
                                                                                 -------------

                                                                    SHARES           VALUE
                                                                 -----------     -------------
CASINOS & GAMING--1.5%
   Multimedia Games, Inc. (b) ................................        11,900     $     114,240
   Shuffle Master, Inc. (b) ..................................         5,900           154,580
   WMS Industries, Inc. (b) ..................................        16,835           586,868
                                                                                 -------------
                                                                                       855,688
                                                                                 -------------
CATALOG RETAIL--1.1%
   Coldwater Creek, Inc. (b) .................................        25,180           617,414
                                                                                 -------------
COAL & CONSUMABLE FUELS--0.4%
   Massey Energy Co. .........................................         9,165           212,903
                                                                                 -------------
COMMUNICATIONS EQUIPMENT--3.5%
   Acme Packet, Inc. (b) .....................................        18,855           389,167
   Inter-Tel, Inc. ...........................................        36,740           814,159
   Polycom, Inc. (b) .........................................        20,015           618,664
   Sonus Networks, Inc. (b) ..................................        30,960           204,026
                                                                                 -------------
                                                                                     2,026,016
                                                                                 -------------
COMPUTER HARDWARE--0.3%
   Avid Technology, Inc. (b) .................................         4,790           178,475
                                                                                 -------------
CONSTRUCTION & ENGINEERING--0.5%
   URS Corp. (b) .............................................         7,145           306,163
                                                                                 -------------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS--0.7%
   Bucyrus International, Inc. Class A .......................         7,750           401,140
                                                                                 -------------
DATA PROCESSING & OUTSOURCED SERVICES--2.9%
   Gevity HR, Inc. ...........................................        10,600           251,114
   Syntel, Inc. ..............................................        16,895           452,786
   VeriFone Holdings, Inc. (b) ...............................        19,780           700,212
   Wright Express Corp. (b) ..................................         8,990           280,218
                                                                                 -------------
                                                                                     1,684,330
                                                                                 -------------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--2.9%
   Advisory Board Co. (The) (b) ..............................         5,000           267,700
   Corporate Executive Board Co. (The) .......................         2,875           252,138
   CoStar Group, Inc. (b) ....................................         6,990           374,384
   FTI Consulting, Inc. (b) ..................................        11,280           314,599
   TeleTech Holdings, Inc. (b) ...............................        18,950           452,526
                                                                                 -------------
                                                                                     1,661,347
                                                                                 -------------
EDUCATION SERVICES--0.5%
   Strayer Education, Inc. ...................................         2,500           265,125
                                                                                 -------------
ELECTRIC UTILITIES--0.9%
   ITC Holdings Corp. ........................................        12,465           497,353
                                                                                 -------------

                        See Notes to Financial Statements

                      PHOENIX-ALGER SMALL-CAP GROWTH SERIES

                                                                    SHARES           VALUE
                                                                 -----------     -------------
FOOTWEAR--2.2%
   Deckers Outdoor Corp. (b) .................................         9,110     $     546,145
   Iconix Brand Group, Inc. (b) ..............................        37,665           730,324
                                                                                 -------------
                                                                                     1,276,469
                                                                                 -------------
HEALTH CARE EQUIPMENT--2.6%
   ArthroCare Corp. (b) ......................................         6,790           271,057
   Hologic, Inc. (b) .........................................        11,700           553,176
   Thoratec Corp. (b) ........................................        16,370           287,784
   Young Innovations, Inc. ...................................        10,920           363,636
                                                                                 -------------
                                                                                     1,475,653
                                                                                 -------------
HEALTH CARE FACILITIES--1.2%
   Psychiatric Solutions, Inc. (b) ...........................        18,735           702,937
                                                                                 -------------
HEALTH CARE SERVICES--2.1%
   Gentiva Health Services, Inc. (b) .........................        38,410           732,095
   Landauer, Inc. ............................................         9,500           498,465
                                                                                 -------------
                                                                                     1,230,560
                                                                                 -------------
HEALTH CARE SUPPLIES--0.3%
   Immucor, Inc. (b) .........................................         5,545           162,080
                                                                                 -------------
HEALTH CARE TECHNOLOGY--1.1%
   Allscripts Healthcare Solutions, Inc. (b) .................        24,130           651,269
                                                                                 -------------
HUMAN RESOURCES & EMPLOYMENT SERVICES--0.5%
   Resources Connection, Inc. (b) ............................        10,000           318,400
                                                                                 -------------
INDUSTRIAL MACHINERY--3.8%
   Actuant Corp. Class A .....................................        11,680           556,552
   CLARCOR, Inc. .............................................         7,085           239,544
   Gardner Denver, Inc. (b) ..................................        18,845           703,107
   RBC Bearings, Inc. (b) ....................................        23,870           684,114
                                                                                 -------------
                                                                                     2,183,317
                                                                                 -------------
INSURANCE BROKERS--0.4%
   National Financial Partners Corp. .........................         4,800           211,056
                                                                                 -------------
INTEGRATED TELECOMMUNICATION SERVICES--0.6%
   NeuStar, Inc. Class A (b) .................................        11,325           367,383
                                                                                 -------------
INTERNET RETAIL--1.2%
   Priceline.com, Inc. (b) ...................................        16,310           711,279
                                                                                 -------------
INTERNET SOFTWARE & SERVICES--6.1%
   24/7 Real Media, Inc. (b) .................................        70,455           637,618
   Autobytel, Inc. (d) .......................................         3,757            13,150
   DealerTrack Holdings, Inc. (b) ............................        12,090           355,688
   Digitas, Inc. (b) .........................................        11,300           151,533
   Equinix, Inc. (b) .........................................         5,050           381,881
   Internap Network Services Corp. (b) .......................        36,120           717,704
   j2 Global Communications, Inc. (b) ........................         4,785           130,391
   NetRatings, Inc. (b) ......................................         7,410           129,749
   Omniture, Inc. (b) ........................................        25,035           352,493
   WebEx Communications, Inc. (b) ............................        16,335           569,928
   Websense, Inc. (b) ........................................         3,700            84,471
                                                                                 -------------
                                                                                     3,524,606
                                                                                 -------------
INVESTMENT BANKING & BROKERAGE--2.3%
   GFI Group, Inc. (b) .......................................         8,565           533,257
   Greenhill & Co., Inc. .....................................        10,610           783,018
                                                                                 -------------
                                                                                     1,316,275
                                                                                 -------------
IT CONSULTING & OTHER SERVICES--1.0%
   SI International, Inc. (b) ................................         9,010           292,104
   SRA International, Inc. Class A (b) .......................        11,065           295,878
                                                                                 -------------
                                                                                       587,982
                                                                                 -------------
LEISURE FACILITIES--1.0%
   Life Time Fitness, Inc. (b) ...............................        11,795           572,175
                                                                                 -------------

                                                                    SHARES           VALUE
                                                                 -----------     -------------
LIFE SCIENCES TOOLS & SERVICES--3.3%
   Illumina, Inc. (b) ........................................        14,445     $     567,833
   Nektar Therapeutics (b) ...................................        19,255           292,868
   Parexel International Corp. (b) ...........................        23,445           679,202
   Ventana Medical Systems, Inc. (b) .........................         8,045           346,176
                                                                                 -------------
                                                                                     1,886,079
                                                                                 -------------
MANAGED HEALTH CARE--2.0%
   Sierra Health Services, Inc. (b) ..........................        13,750           495,550
   WellCare Health Plans, Inc. (b) ...........................         9,900           682,110
                                                                                 -------------
                                                                                     1,177,660
                                                                                 -------------
MOVIES & ENTERTAINMENT--0.5%
   World Wrestling Entertainment, Inc. .......................        17,180           280,034
                                                                                 -------------
OFFICE SERVICES & SUPPLIES--1.2%
   American Reprographics Co. (b) ............................        21,400           712,834
                                                                                 -------------
OIL & GAS EQUIPMENT & SERVICES--2.1%
   Dril-Quip, Inc. (b) .......................................        16,595           649,860
   Horizon Offshore, Inc. (b) ................................        32,965           537,330
                                                                                 -------------
                                                                                     1,187,190
                                                                                 -------------
OIL & GAS EXPLORATION & PRODUCTION--2.0%
   Carrizo Oil & Gas, Inc. (b) ...............................        11,500           333,730
   Gasco Energy, Inc. (b) ....................................       136,635           334,756
   Mariner Energy, Inc. (b) ..................................        14,745           289,002
   Warren Resources, Inc. (b) ................................        17,790           208,499
                                                                                 -------------
                                                                                     1,165,987
                                                                                 -------------
PACKAGED FOODS & MEATS--1.2%
   Hain Celestial Group, Inc. (The) (b) ......................        22,310           696,295
                                                                                 -------------
PERSONAL PRODUCTS--0.5%
   Chattem, Inc. (b) .........................................         5,345           267,678
                                                                                 -------------
PHARMACEUTICALS--2.8%
   Adams Respiratory Therapeutics, Inc. (b) ..................        14,190           579,094
   MGI Pharma, Inc. (b) ......................................        10,800           198,828
   POZEN, Inc. (b) ...........................................        35,350           600,596
   Sepracor, Inc. (b) ........................................         3,600           221,688
                                                                                 -------------
                                                                                     1,600,206
                                                                                 -------------
PRECIOUS METALS & MINERALS--0.8%
   Hecla Mining Co. (b) ......................................        57,625           441,408
                                                                                 -------------
PROPERTY & CASUALTY INSURANCE--1.4%
   First Mercury Financial Corp. (b) .........................        20,810           489,451
   Ohio Casualty Corp. .......................................        10,515           313,452
                                                                                 -------------
                                                                                       802,903
                                                                                 -------------

REGIONAL BANKS--2.5%
   Boston Private Financial Holdings, Inc. ...................         7,905           223,000
   Cathay General Bancorp ....................................        20,000           690,200
   Signature Bank (b) ........................................         9,545           295,704
   Wintrust Financial Corp. ..................................         4,415           212,008
                                                                                 -------------
                                                                                     1,420,912
                                                                                 -------------
RESTAURANTS--1.0%
   McCormick & Schmick's Seafood Restaurants, Inc. (b) .......        23,345           561,214
                                                                                 -------------
SEMICONDUCTOR EQUIPMENT--2.4%
   ATMI, Inc. (b) ............................................         9,675           295,378
   Cymer, Inc. (b) ...........................................         2,715           119,324
   FormFactor, Inc. (b) ......................................         7,205           268,386
   Tessera Technologies, Inc. (b) ............................        17,250           695,865
                                                                                 -------------
                                                                                     1,378,953
                                                                                 -------------

                        See Notes to Financial Statements

                      PHOENIX-ALGER SMALL-CAP GROWTH SERIES

                                                                    SHARES           VALUE
                                                                 -----------     -------------
SEMICONDUCTORS--3.9%
   Applied Micro Circuits Corp. (b) ..........................       101,925     $     362,853
   Atheros Communications (b) ................................        30,655           653,564
   Microsemi Corp. (b) .......................................        24,575           482,899
   ON Semiconductor Corp. (b) ................................        68,100           515,517
   SiRF Technology Holdings, Inc. (b) ........................         9,830           250,862
                                                                                 -------------
                                                                                     2,265,695
                                                                                 -------------
SPECIALIZED CONSUMER SERVICES--0.5%
   Matthews International Corp. Class A ......................         7,700           302,995
                                                                                 -------------
SPECIALIZED FINANCE--1.3%
   Financial Federal Corp. ...................................        14,500           426,445
   International Securities Exchange, Inc. ...................         6,430           300,860
                                                                                 -------------
                                                                                       727,305
                                                                                 -------------
SPECIALIZED REITS--0.4%
   Entertainment Properties Trust ............................         4,315           252,169
                                                                                 -------------
SPECIALTY CHEMICALS--1.2%
   Balchem Corp. .............................................         9,400           241,392
   Zoltek Companies, Inc. (b) ................................        22,625           445,034
                                                                                 -------------
                                                                                       686,426
                                                                                 -------------
THRIFTS & MORTGAGE FINANCE--0.7%
   Washington Federal, Inc. ..................................        16,550           389,422
                                                                                 -------------
TRADING COMPANIES & DISTRIBUTORS--1.5%
   TransDigm Group, Inc. (b) .................................         7,000           185,570
   William Scotsman International, Inc. (b) ..................        33,635           659,919
                                                                                 -------------
                                                                                       845,489
                                                                                 -------------
TRUCKING--1.0%
   Landstar System, Inc. .....................................        15,765           601,908
                                                                                 -------------
WIRELESS TELECOMMUNICATION SERVICES--1.6%
   Dobson Communications Corp. Class A (b) ...................        26,300           229,073
   SBA Communications Corp. Class A (b) ......................        24,760           680,900
                                                                                 -------------
                                                                                       909,973
                                                                                 -------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $44,588,357) ...........................................        53,651,494
                                                                                 -------------
                                                                    SHARES           VALUE
                                                                 -----------     -------------
FOREIGN COMMON STOCKS(c)--7.2%
ADVERTISING--0.7%
   Focus Media Holding Ltd. ADR (China) (b) ..................         6,345     $     421,245
                                                                                 -------------
COAL & CONSUMABLE FUELS--1.2%
   SXR Uranium One, Inc. (Canada) (b) ........................        49,315           678,081
                                                                                 -------------
COMMUNICATIONS EQUIPMENT--1.0%
   NICE Systems Ltd. (Israel) (b) ............................        18,435           567,429
                                                                                 -------------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--0.4%
   WNS Holdings Ltd. (United States) (b) .....................         6,525           202,928
                                                                                 -------------
DIVERSIFIED METALS & MINING--0.8%
   Breakwater Resources, Ltd. (Canada) (b) ...................       302,930           474,085
                                                                                 -------------
HOTELS, RESORTS & CRUISE LINES--0.7%
   Orient-Express Hotel Ltd. Class A (Bermuda) ...............         8,510           402,694
                                                                                 -------------
OIL & GAS EQUIPMENT & SERVICES--0.8%
   North American Energy Partners, Inc. (Canada) (b) .........        28,490           463,817
                                                                                 -------------
OIL & GAS EXPLORATION & PRODUCTION--0.9%
   Petrobank Energy & Resources Ltd. (Canada) (b) ............        35,825           545,615
                                                                                 -------------
SEMICONDUCTORS--0.7%
   ARM Holdings plc Sponsored ADR (United Kingdom) ...........        58,085           424,020
                                                                                 -------------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $3,399,656) ............................................         4,179,914
                                                                                 -------------
TOTAL INVESTMENTS--100.3%
   (Identified cost $47,988,013) ...........................................        57,831,408(a)
   Other assets and liabilities, net--(0.3)% ...............................          (178,242)
                                                                                 -------------
NET ASSETS--100.0% .........................................................     $  57,653,166
                                                                                 =============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $10,332,806 and gross depreciation of $756,144 for federal income tax purposes. At December 31, 2006, the aggregate cost of securities for federal income tax purposes was $48,254,746.

(b)   Non-income producing.

(c) A common stock is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

(d) Illiquid and restricted security. At December 31, 2006, this security amounted to a value of $13,150 or 0% of net assets. For acquisition information, see Note 6 "Illiquid and Restricted Securities" in the Notes to Financial Statements.

                        See Notes to Financial Statements

                  PHOENIX-ALGER SMALL-CAP GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

ASSETS
Investment securities at value (Identified cost $47,988,013) .........................   $ 57,831,408
Receivables
   Investment securities sold ........................................................         74,944
   Dividends .........................................................................         29,531
Prepaid expenses .....................................................................          3,255
Other assets .........................................................................          2,093
                                                                                         ------------
   Total assets ......................................................................     57,941,231
                                                                                         ------------
LIABILITIES
Cash overdraft .......................................................................         17,626
Payables
Fund shares repurchased ..............................................................        134,247
   Investment securities purchased ...................................................         40,317
   Investment advisory fee ...........................................................         36,616
   Professional fee ..................................................................         30,230
   Administration fee ................................................................          8,669
   Service fee .......................................................................          3,213
   Trustee deferred compensation plan ................................................          2,093
   Trustees' fee .....................................................................          1,998
   Other accrued expenses ............................................................         13,056
                                                                                         ------------
      Total liabilities ..............................................................        288,065
                                                                                         ------------
NET ASSETS                                                                               $ 57,653,166
                                                                                         ============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ..................................   $ 42,700,249
   Accumulated net investment loss ...................................................         (3,184)
   Accumulated net realized gain .....................................................      5,112,706
   Net unrealized appreciation .......................................................      9,843,395
                                                                                         ------------
NET ASSETS ...........................................................................   $ 57,653,166
                                                                                         ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization .....      3,091,472
                                                                                         ============
Net asset value and offering price per share .........................................   $      18.65
                                                                                         ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME
Dividends ............................................................................   $     98,855
Interest .............................................................................         33,659
                                                                                         ------------
      Total investment income ........................................................        132,514
                                                                                         ------------
EXPENSES
   Investment advisory fee ...........................................................        272,502
   Financial agent fee ...............................................................         20,282
   Administration fee ................................................................         15,047
   Service fee .......................................................................         20,839
   Professional ......................................................................         28,466
   Custodian .........................................................................         20,274
   Trustees ..........................................................................         12,374
   Printing ..........................................................................          9,938
   Miscellaneous .....................................................................          9,142
                                                                                         ------------
      Total expenses .................................................................        408,864
   Less expenses reimbursed by investment advisor ....................................        (85,941)
   Custodian fees paid indirectly ....................................................         (2,333)
                                                                                         ------------
      Net expenses ...................................................................        320,590
                                                                                         ------------
NET INVESTMENT INCOME (LOSS) .........................................................       (188,076)
                                                                                         ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ...........................................      7,998,901
   Net change in unrealized appreciation (depreciation) on investments ...............     (2,383,509)
                                                                                         ------------
NET GAIN (LOSS) ON INVESTMENTS .......................................................      5,615,392
                                                                                         ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......................   $  5,427,316
                                                                                         ============

                       See Notes to Financial Statements

                      PHOENIX-ALGER SMALL-CAP GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                          YEAR ENDED      YEAR ENDED
                                                                                         DECEMBER 31,    DECEMBER 31,
                                                                                             2006            2005
                                                                                         ------------   -------------
FROM OPERATIONS
   Net investment income (loss) ......................................................   $   (188,076)  $   (112,238)
   Net realized gain (loss) ..........................................................      7,998,901      2,712,881
   Net change in unrealized appreciation (depreciation) ..............................     (2,383,509)       618,705
                                                                                         ------------   ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                              5,427,316      3,219,348
                                                                                         ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized short-term gains .....................................................             --       (904,889)
   Net realized long-term gains ......................................................         (6,200)    (1,017,830)
                                                                                         ------------   ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                   (6,200)    (1,922,719)
                                                                                         ------------   ------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (346,004 and 189,891 shares,
      respectively) ..................................................................      5,975,468      2,821,199
   Net asset value of shares issued from reinvestment of
      distributions (329 and 122,568 shares, respectively) ...........................          6,200      1,922,719
   Proceeds from shares issued in conjunction with Plan of
      Reorganization (931,739 and 0 shares, respectively) (See Note 13) ..............     16,831,325              --
   Proceeds from shares issued in conjunction with Plan of
      Reorganization (980,692 and 0 shares, respectively) (See Note 13) ..............     17,715,634              --
   Cost of shares repurchased (651,701 and 156,954 shares, respectively) .............    (11,474,415)    (2,423,568)
                                                                                         ------------   ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .........................     29,054,212      2,320,350
                                                                                         ------------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS .............................................     34,475,328      3,616,979
NET ASSETS
   Beginning of period ...............................................................     23,177,838     19,560,859
                                                                                         ------------   ------------
   END OF PERIOD [INCLUDING ACCUMULATED NET INVESTMENT LOSS AND UNDISTRIBUTED
      NET INVESTMENT INCOME OF $(3,184) AND $0, RESPECTIVELY] ........................   $ 57,653,166   $ 23,177,838
                                                                                         ============   =============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                                              FROM INCEPTION
                                                                  YEAR ENDED DECEMBER 31,                    AUGUST 12, 2002
                                                  -------------------------------------------------------     TO DECEMBER 31,
                                                     2006           2005           2004           2003              2002
                                                  ----------     ----------     ----------     ----------     ---------------
Net asset value, beginning of period ..........   $    15.61     $    14.72     $    14.64     $    10.08     $         10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1) ............        (0.10)         (0.08)         (0.11)         (0.10)              (0.02)
   Net realized and unrealized gain (loss) ....         3.14           2.38           0.42           5.49                0.10
                                                  ----------     ----------     ----------     ----------     ---------------
      TOTAL FROM INVESTMENT OPERATIONS ........         3.04           2.30           0.31           5.39                0.08
                                                  ----------     ----------     ----------     ----------     ---------------
LESS DISTRIBUTIONS
   Distributions from net realized gains ......           --          (1.41)         (0.23)         (0.83)                 --
                                                  ----------     ----------     ----------     ----------     ---------------
      TOTAL DISTRIBUTIONS .....................           --          (1.41)         (0.23)         (0.83)                 --
                                                  ----------     ----------     ----------     ----------     ---------------
CHANGE IN NET ASSET VALUE .....................         3.04           0.89           0.08           4.56                0.08
                                                  ----------     ----------     ----------     ----------     ---------------
NET ASSET VALUE, END OF PERIOD ................   $    18.65     $    15.61     $    14.72     $    14.64     $         10.08
                                                  ==========     ==========     ==========     ==========     ===============
Total return ..................................        19.45%         15.64%          2.12%         53.38%               0.85%(3)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) ......   $   57,653     $   23,178     $   19,561     $   13,026     $         1,972
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses .....................         1.00%          1.00%          1.00%          1.00%               1.00%(2)
   Gross operating expenses ...................         1.27%          1.65%          1.74%          3.49%               9.33%(2)
   Net investment income (loss) ...............        (0.59)%        (0.54)%        (0.75)%        (0.75)%             (0.62)%(2)
Portfolio turnover ............................          147%           182%           200%           180%                 62%(3)

(1)   Computed using average shares outstanding.

(2)   Annualized.

(3)   Not annualized.

                        See Notes to Financial Statements

              PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGERS, MICHAEL SCHATT AND GEOFFREY P. DYBAS, CFA

Q: HOW DID THE PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2006?

A: For the 12 month reporting period the Series returned 37.07%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 15.78% and the FTSE NAREIT Equity REITs Index, the Series' style-specific benchmark, returned 35.05%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE EQUITY REIT MARKET PERFORM DURING THE SERIES' FISCAL YEAR?

A: The Series' benchmark, the FTSE NAREIT Equity Index, delivered a 35.05% return for the one-year period ended December 31, 2006. This return exceeded our initial outlook. Drivers included improving fundamentals, a cessation of interest rate increases by the Federal Reserve and an increased number of mergers and acquisitions within the Real Estate Investment Trust (REIT) class. Specifically, in 2005, we noticed a trend whereby the private market was willing to pay more for certain publicly traded REITs than was the public market. This trend continued throughout 2006.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: The Series outperformed the benchmark during the fiscal year ended December 31, 2006. The net return was 37.07%, which compares favorably to the benchmark's 35.05% return.

   Stock selection drove the majority of our relative performance, particularly within the office and regional mall sectors. The Series has been consistent in obtaining the majority of its upside performance from our bottom-up research, which involves selecting and weighting individual names. The Series' management team spends a significant amount if its time on the road meeting with all levels of management of the companies in the REIT universe.

                                                                    JANUARY 2007

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/06

                                                  1 YEAR   5 YEARS   10 YEARS
  ---------------------------------------------------------------------------
  Duff & Phelps Real Estate Securities Series      37.07%    26.92%     16.55%
  ---------------------------------------------------------------------------
  S&P 500(R) Index                                 15.78%     6.19%      8.44%
  ---------------------------------------------------------------------------
  FTSE NAREIT Equity REITs Index                   35.05%    23.19%     14.48%

This chart assumes an initial investment of $10,000 made on 12/31/96. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

              GROWTH OF $10,000               PERIODS ENDING 12/31

[CHART OMITTED]
EDGAR REPRESENTATION OF DATA FOLLOWS:

             Duff & Phelps Real Estate   FTSE NAREIT           S&P 500(R)
             Securities Series           Equity REITs Index     Index
  12/31/96   $10,000                     $10,000               $10,000
  12/31/97    12,205                      12,029                13,338
  12/31/98     9,618                       9,924                17,173
  12/31/99    10,078                       9,465                20,803
  12/29/00    13,179                      11,960                18,891
  12/31/01    14,051                      13,627                16,648
  12/31/02    15,749                      14,146                12,969
  12/31/03    21,775                      19,400                16,692
  12/31/04    29,329                      25,523                18,505
  12/30/05    33,757                      28,630                19,417
  12/29/06    46,269                      38,664                22,481


For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

              PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

ABOUT YOUR SERIES EXPENSES (UNAUDITED)
(FOR THE SIX-MONTH PERIOD OF JUNE 30, 2006 TO DECEMBER 31, 2006)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Duff & Phelps Real Estate Securities Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                               BEGINNING           ENDING        EXPENSES PAID
DUFF & PHELPS REAL ESTATE                    ACCOUNT VALUE     ACCOUNT VALUE        DURING
   SECURITIES SERIES                         JUNE 30, 2006   DECEMBER 31, 2006      PERIOD*
------------------------------------------   -------------   -----------------   -------------
Actual                                         $1,000.00        $1,198.00           $5.54

Hypothetical (5% return before expenses)        1,000.00         1,020.10            5.10

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 1.00%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (184) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Apartments                                       19%
Office                                           19
Regional Malls                                   14
Shopping Centers                                 10
Lodging/Resorts                                   8
Industrial                                        8
Self Storage                                      6
Other (includes short-term investments)          16

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2006

                                                       SHARES         VALUE
                                                     ----------   ------------
DOMESTIC COMMON STOCKS--98.2%
REAL ESTATE INVESTMENT TRUSTS--98.2%
DIVERSIFIED--4.8%
   Vornado Realty Trust ...........................      74,390   $  9,038,385
                                                                  ------------
HEALTH CARE--5.8%
   Health Care Property Investors, Inc. ...........     152,108      5,600,617
   Ventas, Inc. ...................................     123,236      5,215,347
                                                                  ------------
                                                                    10,815,964
                                                                  ------------
INDUSTRIAL/OFFICE--30.1%
INDUSTRIAL--7.6%
   AMB Property Corp. .............................      59,701      3,499,076
   DCT Industrial Trust, Inc. .....................      66,282        782,128
   Prologis .......................................     163,320      9,924,956
                                                                  ------------
                                                                    14,206,160
                                                                  ------------
MIXED--1.8%
   Duke Realty Corp. ..............................      66,682      2,727,294
   PS Business Parks, Inc. ........................       9,863        697,412
                                                                  ------------
                                                                     3,424,706
                                                                  ------------
OFFICE--18.6%
   Alexandria Real Estate Equities, Inc. ..........      54,211      5,442,784
   Boston Properties, Inc. ........................      56,481      6,319,094
   Corporate Office Properties Trust ..............     122,959      6,205,741
   Douglas Emmett, Inc. ...........................      20,174        536,427
   Equity Office Properties Trust .................     161,707      7,789,426
   Kilroy Realty Corp. ............................      31,489      2,456,142
   SL Green Realty Corp. ..........................      47,546      6,313,158
                                                                  ------------
                                                                    35,062,772
                                                                  ------------
SPECIALTY--2.1%
   Digital Realty Trust, Inc. .....................     114,333      3,913,619
                                                                  ------------
TOTAL INDUSTRIAL/OFFICE .......................................     56,607,257
                                                                  ------------
LODGING/RESORTS--8.1%
   DiamondRock Hospitality Co. ....................      42,366        763,012
   Host Marriott Corp. ............................     398,147      9,774,509
   LaSalle Hotel Properties .......................      44,794      2,053,805
   Sunstone Hotel Investors, Inc. .................      95,731      2,558,889
                                                                  ------------
                                                                    15,150,215
                                                                  ------------

                                                       SHARES        VALUE
                                                     ----------   ------------
RESIDENTIAL--19.2%
APARTMENTS--19.2%
   Apartment Investment & Management Co. Class A ..      41,542   $  2,327,183
   Archstone-Smith Trust ..........................     136,228      7,929,832
   AvalonBay Communities, Inc. ....................      46,309      6,022,485
   Camden Property Trust ..........................      35,261      2,604,025
   Equity Residential .............................     162,063      8,224,697
   Essex Property Trust, Inc. .....................      40,558      5,242,121
   United Dominion Realty Trust, Inc.. ............     117,677      3,740,952
                                                                  ------------
TOTAL RESIDENTIAL .............................................     36,091,295
                                                                  ------------

RETAIL--24.3%
REGIONAL MALLS--14.1%
   General Growth Properties, Inc. ................     119,101      6,220,645
   Macerich Co. (The) .............................      72,945      6,314,849
   Simon Property Group, Inc. .....................     138,296     14,008,002
                                                                  ------------
                                                                    26,543,496
                                                                  ------------
SHOPPING CENTERS--10.2%
   Developers Diversified Realty Corp. ............      97,641      6,146,501
   Federal Realty Investment Trust ................      11,318        962,030
   Kimco Realty Corp. .............................     154,860      6,960,957
   Regency Centers Corp ...........................      63,706      4,979,898
                                                                  ------------
                                                                    19,049,386
                                                                  ------------
TOTAL RETAIL ..................................................     45,592,882
                                                                  ------------
SELF STORAGE--5.9%
   Extra Space Storage, Inc. ......................     135,617      2,476,366
   Public Storage, Inc. ...........................      89,119      8,689,103
                                                                  ------------
                                                                    11,165,469
                                                                  ------------
TOTAL LONG TERM INVESTMENTS--98.2%
   (Identified Cost $101,224,155) .............................    184,461,467
                                                                  ------------

                       See Notes to Financial Statements

              PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

                                                        PAR
                                                       VALUE
                                                       (000)        VALUE
                                                     ---------  ------------
SHORT TERM INVESTMENTS--1.2%
COMMERCIAL PAPER(b)--1.2%
   Lockhart Funding LLC 5.31%, 1/3/07 .............. $  2,300   $  2,299,322
                                                                ------------

TOTAL SHORT TERM INVESTMENTS
   (Identified cost $2,299,322) ..............................     2,299,322
                                                                ------------
TOTAL INVESTMENTS--99.4%
   (Identified cost $103,523,477) ............................   186,760,789(a)
   Other assets and liabilities, net--0.6% ...................     1,161,210
                                                                ------------
NET ASSETS--100.0% ...........................................  $187,921,999
                                                                ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $83,357,691 and gross depreciation of $155,776 for federal income tax purposes. At December 31, 2006,the aggregate cost of securities for federal income tax purposes was $103,558,874.

(b)   The rate shown is the discount rate.

                        See Notes to Financial Statements

              PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

ASSETS
Investment securities at value (Identified cost $103,523,477) ...  $186,760,789
Cash ............................................................         3,762
Receivables
   Dividends ....................................................     1,050,779
   Investment securities sold ...................................       295,904
   Fund shares sold .............................................        36,694
Prepaid expenses ................................................        18,920
Other assets ....................................................         6,762
                                                                   ------------
      Total assets ..............................................   188,173,610
                                                                   ------------
LIABILITIES
Payables
   Fund shares repurchased ......................................        17,309
   Investment advisory fee ......................................       119,745
   Administration fee ...........................................        24,843
   Printing fee .................................................        30,479
   Professional fee .............................................        26,927
   Service fee ..................................................        10,378
   Trustee deferred compensation plan ...........................         6,762
   Trustees' fee ................................................         5,440
   Other accrued expenses .......................................         9,728
                                                                   ------------
      Total liabilities .........................................       251,611
                                                                   ------------
NET ASSETS ......................................................  $187,921,999
                                                                   ============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest .............  $100,974,369
   Undistributed net investment income ..........................        94,892
   Accumulated net realized gain ................................     3,615,426
   Net unrealized appreciation ..................................    83,237,312
                                                                   ------------
NET ASSETS ......................................................  $187,921,999
                                                                   ============
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization ......................................     5,278,098
                                                                   ============
Net asset value and offering price per share ....................  $      35.60
                                                                   ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME
   Dividends ....................................................  $  3,703,432
   Interest .....................................................       181,874
                                                                   ------------
      Total investment income ...................................     3,885,306
                                                                   ------------
EXPENSES
   Investment advisory fee ......................................     1,222,265
   Financial agent fee ..........................................        53,869
   Administration fee ...........................................        76,620
   Service fee ..................................................       105,929
   Printing .....................................................        74,723
   Professional .................................................        34,648
   Custodian ....................................................        27,354
   Trustees .....................................................        26,352
   Miscellaneous ................................................        38,203
                                                                   ------------
      Total expenses ............................................     1,659,963
   Custodian fees paid indirectly ...............................          (913)
                                                                   ------------
      Net expenses ..............................................     1,659,050
                                                                   ------------
NET INVESTMENT INCOME (LOSS) ....................................     2,226,256
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ......................    14,451,834
   Net change in unrealized appreciation
      (depreciation) on investments .............................    34,307,922
                                                                   ------------
NET GAIN (LOSS) ON INVESTMENTS ..................................    48,759,756
                                                                   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS ....................................................  $ 50,986,012
                                                                   ============

                       See Notes to Financial Statements

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                      YEAR ENDED    YEAR ENDED
                                                                                      DECEMBER 31,  DECEMBER 31,
                                                                                          2006         2005
                                                                                     ------------  -------------
FROM OPERATIONS
   Net investment income (loss) ..................................................   $  2,226,256  $  2,030,270
   Net realized gain (loss) ......................................................     14,451,834     7,369,413
   Net change in unrealized appreciation (depreciation) ..........................     34,307,922     8,683,186
                                                                                     ------------  ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...................     50,986,012    18,082,869
                                                                                     ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .........................................................     (2,131,364)   (2,048,966)
   Net realized short-term gains .................................................     (1,532,385)     (278,381)
   Net realized long-term gains ..................................................    (11,647,606)   (6,536,217)
                                                                                     ------------  ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .....................    (15,311,355)   (8,863,564)
                                                                                     ------------  ------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (775,983 and 451,133 shares, respectively) ......     25,505,188    12,005,416
   Net asset value of shares issued from reinvestment of distributions
      (445,944 and 319,323 shares, respectively) .................................     15,311,355     8,863,564
   Cost of shares repurchased (780,342 and 556,092 shares, respectively) .........    (25,850,108)  (14,792,173)
                                                                                     ------------  ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .....................     14,966,435     6,076,807
                                                                                     ------------  ------------
   NET INCREASE (DECREASE) IN NET ASSETS .........................................     50,641,092    15,296,112
NET ASSETS
   Beginning of period ...........................................................    137,280,907   121,984,795
                                                                                     ------------  ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
      INCOME OF $94,892 AND $0, RESPECTIVELY] ....................................   $187,921,999  $137,280,907
                                                                                     ============  ============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                            YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------
                                                               2006        2005        2004      2003      2002
                                                             --------    --------    --------   -------   -------
Net asset value, beginning of period .....................   $  28.38    $  26.39    $  21.85   $ 16.85   $ 15.70
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ..........................       0.45(2)     0.44(2)     0.56      0.64      0.63(1)
   Net realized and unrealized gain (loss) ...............       9.90        3.46        6.87      5.67      1.26
                                                             --------    --------    --------   -------   -------
      TOTAL FROM INVESTMENT OPERATIONS ...................      10.35        3.90        7.43      6.31      1.89
                                                             --------    --------    --------   -------   -------
LESS DISTRIBUTIONS
   Dividends from net investment income ..................      (0.44)      (0.44)      (0.59)    (0.66)    (0.65)
   Distributions from net realized gains .................      (2.69)      (1.47)      (2.30)    (0.65)    (0.09)
                                                             --------    --------    --------   -------   -------
      TOTAL DISTRIBUTIONS ................................      (3.13)      (1.91)      (2.89)    (1.31)    (0.74)
                                                             --------    --------    --------   -------   -------
CHANGE IN NET ASSET VALUE ................................       7.22        1.99        4.54      5.00      1.15
                                                             --------    --------    --------   -------   -------
NET ASSET VALUE, END OF PERIOD ...........................   $  35.60    $  28.38    $  26.39   $ 21.85   $ 16.85
                                                             ========    ========    ========   =======   =======
Total return .............................................      37.07%      15.10%      34.69%    38.27%    12.08%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) .................   $187,922    $137,281    $121,985   $87,376   $63,452
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ................................       1.02%       1.03%       1.04%     1.07%     1.09%
   Gross operating expenses ..............................       1.02%       1.03%       1.04%     1.12%     1.16%
   Net investment income (loss) ..........................       1.37%       1.62%       2.39%     4.72%     3.96%
Portfolio turnover .......................................         28%         26%         27%       27%       27%

(1) Per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

(2)   Computed using average shares outstanding.

                        See Notes to Financial Statements

         PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2006?

A: From its inception date of February 3, 2006 through December 31, 2006, the Series returned 12.61%. For the same period the S&P 500(R) Index, a broad-based equity index, returned 14.19%, and the Composite Index for Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth returned 14.54%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: Equity markets' performance ran the gamut from high double-digit returns in emerging markets to moderately strong double- and single-digit gains in the developed markets in both U.S. dollar and local currency terms. Europe turned in some of the highest returns last year, posting gains in the 10% to 30% range in U.S. dollar terms, whereas Japan -- which flattened for much of the year -- managed to eke out a disappointing single-digit increase of just over 5% in U.S. dollar terms. Asian equity markets collectively were among the strongest performers among emerging and developed markets. Latin America saw Brazil and Mexico post very impressive returns of 33% and 48%, respectively, for the year.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: Downside volatility in the price of oil, combined with an overweighting of the sector for much of 2006, hampered the performance of the Series. Moreover, the cyclically biased sectors that we have been over-emphasizing have yet to provide the necessary upside impetus to elevate overall performance. Still, our overweights to the telecommunications and utilities sectors throughout most of 2006 helped to offset downside performance pressures from other sectors.

      Duration positioning of domestic fixed income exposures at the front end of the maturity spectrum probably aided overall performance only modestly, since the Lehman Brothers U.S. Aggregate Index returned less than 5% for the entire year. Our exposure to international equities provided a lift to the Series' results, since foreign stock markets gained over 25% for full-year 2006.

                                                                    JANUARY 2007

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

         PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH

      TOTAL RETURNS FOR THE PERIOD ENDING 12/31/06

                                                                    FROM
                                                                 INCEPTION
                                                                 2/3/06 TO
                                                                  12/31/06
      --------------------------------------------------------------------
      S&P Dynamic Asset Allocation Series: Aggressive Growth        12.61%
      --------------------------------------------------------------------
      S&P 500(R) Index                                              14.19%
      --------------------------------------------------------------------
      Composite Index for S&P Dynamic Asset Allocation Series:
      Aggressive Growth                                             14.54%
      --------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 2/3/06 (inception of the series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

           GROWTH OF $10,000                       PERIOD ENDING 12/31

[CHART OMITTED]
EDGAR REPRESENTATION OF DATA FOLLOWS:

                Phoenix-S&P Dynamic                           Composite Index for S&P Dynamic Asset
                Asset Allocation Series:                      Asset Allocation Series:
                Aggressive Growth          S&P 500(R) Index   Aggressive Growth
  2/3/06        $10,000                    $10,000            $10,000
  12/29/06       11,261                     11,419             11,454

For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

         PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH

ABOUT YOUR SERIES EXPENSES (UNAUDITED)
(FOR THE SIX-MONTH PERIOD OF JUNE 30, 2006 TO DECEMBER 31, 2006)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the S&P Dynamic Asset Allocation Series: Aggressive Growth, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period.Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions

               S&P                          BEGINNING         ENDING          EXPENSES PAID
DYNAMIC ASSET ALLOCATION SERIES:          ACCOUNT VALUE     ACCOUNT VALUE         DURING
       AGGRESSIVE GROWTH                  JUNE 30, 2006   DECEMBER 31, 2006       PERIOD*
---------------------------------------   -------------   -----------------   -------------
Actual                                      $ 1,000.00       $  1,112.50         $   3.73

Hypothetical (5% return before expenses)      1,000.00          1,021.63             3.58

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.70%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (184) EXPENSES ACCRUED IN THE MOST RECENT HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

         PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                               17%
iShares Europe                                           12
Information Technology                                   11
iShares Emerging Markets                                  8
Consumer Discretionary                                    8
Energy                                                    8
Industrials                                               7
Other                                                    29

                            SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2006

                                                       SHARES      VALUE
                                                       ------   ------------
EXCHANGE TRADED FUNDS--100.0%
   Consumer Discretionary Select Sector SPDR Fund ..   23,510   $    903,254
   Consumer Staples Select Sector SPDR Fund ........   21,580        564,965
   Energy Select Sector SPDR Fund ..................   15,284        896,865
   Financial Select Sector SPDR Fund ...............   52,099      1,913,075
   Health Care Select Sector SPDR Fund .............   16,880        564,636
   Industrial Select Sector SPDR Fund ..............   22,510        788,075
   iShares Dow Jones US Telecommunications
      Sector Index Fund ............................   11,490        340,679
   iShares MSCI Emerging Markets Index Fund ........    7,920        904,227
   iShares MSCI Japan Index Fund ...................   47,770        678,811
   iShares S&P Europe 350 Index Fund ...............   12,975      1,361,986
   iShares S&P Latin America 40 Index Fund .........    2,010        341,559
   Materials Select Sector SPDR Fund ...............    9,690        337,987
   Technology Select Sector SPDR Fund ..............   53,415      1,243,501
   Utilities Select Sector SPDR Fund ...............   12,340        453,125
                                                                ------------
TOTAL EXCHANGE TRADED FUNDS
   (Identified cost $10,448,418) ............................     11,292,745
                                                                ------------

TOTAL INVESTMENTS--100.0%
   (Identified cost $10,448,418) ............................     11,292,745(a)
   Other assets and liabilities, net--0.0% ..................          4,703
                                                                ------------
NET ASSETS--100.0% ..........................................   $ 11,297,448
                                                                ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $773,714 and gross depreciation of $0 for federal income tax purposes. At December 31, 2006, the aggregate cost of securities for federal income tax purposes was $10,519,031.

                        See Notes to Financial Statements

         PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

ASSETS
Investment securities at value (Identified cost $10,448,418) ......................   $ 11,292,745
Cash ..............................................................................        163,244
Receivables
   Fund shares sold ...............................................................         16,441
   Investment securities sold .....................................................          5,138
   Receivable from advisor ........................................................          1,338
Prepaid expenses ..................................................................            618
Other assets ......................................................................            381
                                                                                      ------------
      Total assets ................................................................     11,479,905
                                                                                      ------------
LIABILITIES
Payables
   Investment securities purchased ................................................        162,813
   Fund shares repurchased ........................................................            336
   Professional fee ...............................................................         10,785
   Distribution and service fee ...................................................          2,249
   Administration fee .............................................................          1,137
   Service fee ....................................................................            585
   Trustee deferred compensation plan .............................................            381
   Trustees' fee ..................................................................            221
   Other accrued expenses .........................................................          3,950
                                                                                      ------------
      Total liabilities ...........................................................        182,457
                                                                                      ------------
NET ASSETS ........................................................................   $ 11,297,448
                                                                                      ============

NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...............................   $ 10,534,057
   Distributions in excess of net investment income ...............................           (725)
   Accumulated net realized loss ..................................................        (80,211)
   Net unrealized appreciation ....................................................        844,327
                                                                                      ------------
NET ASSETS ........................................................................   $ 11,297,448
                                                                                      ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ..      1,013,373
                                                                                      ============
Net asset value and offering price per share ......................................   $      11.15
                                                                                      ============

STATEMENT OF OPERATIONS
FROM INCEPTION FEBRUARY 3, 2006 TO DECEMBER 31, 2006

INVESTMENT INCOME
   Income distributions received from mutual funds ................................   $    141,064
   Interest .......................................................................          5,207
                                                                                      ------------
      Total investment income .....................................................        146,271
                                                                                      ------------
EXPENSES
   Investment advisory fee ........................................................         19,733
   Financial agent fee ............................................................          8,686
   Administration fee .............................................................          3,205
   Service fee ....................................................................          3,207
   Distribution and service fees ..................................................         12,333
   Professional ...................................................................         15,820
   Custodian ......................................................................         11,712
   Trustees .......................................................................          4,514
   Printing .......................................................................          2,200
   Miscellaneous ..................................................................          2,340
                                                                                      ------------
      Total expenses ..............................................................         83,750
   Less expenses reimbursed by investment advisor .................................        (47,820)
   Custodian fees paid indirectly .................................................         (1,373)
                                                                                      ------------
      Net expenses ................................................................         34,557
                                                                                      ------------
NET INVESTMENT INCOME (LOSS) ......................................................        111,714
                                                                                      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ........................................        (80,211)
   Net change in unrealized appreciation (depreciation) on investments ............        844,327
                                                                                      ------------
NET GAIN (LOSS) ON INVESTMENTS ....................................................        764,116
                                                                                      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...................   $    875,830
                                                                                      ============

                       See Notes to Financial Statements

         PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH

STATEMENT OF CHANGES IN NET ASSETS

                                                                                               FROM INCEPTION
                                                                                             FEBRUARY 3, 2006
                                                                                                     TO
                                                                                             DECEMBER 31, 2006
                                                                                             -----------------
FROM OPERATIONS
   Net investment income (loss) ..........................................................   $         111,714
   Net realized gain (loss) ..............................................................             (80,211)
   Net change in unrealized appreciation (depreciation) ..................................             844,327
                                                                                             -----------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........................             875,830
                                                                                             -----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .................................................................            (112,439)
                                                                                             -----------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .............................            (112,439)
                                                                                             -----------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (1,048,797 shares) ......................................          10,903,565
   Net asset value of shares issued from reinvestment of distributions (10,038 shares) ...             112,439
   Cost of shares repurchased (45,462 shares) ............................................            (481,947)
                                                                                             -----------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .............................          10,534,057
                                                                                             -----------------
   NET INCREASE (DECREASE) IN NET ASSETS .................................................          11,297,448
NET ASSETS
   Beginning of period ...................................................................                  --
                                                                                             -----------------
   END OF PERIOD [INCLUDING DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME OF $(725)] ..   $      11,297,448
                                                                                             =================

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                              FROM INCEPTION
                                                                                             FEBRUARY 3, 2006
                                                                                                     TO
                                                                                             DECEMBER 31, 2006
                                                                                             -----------------
Net asset value, beginning of period .....................................................   $           10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ..........................................................                0.11
   Net realized and unrealized gain (loss) ...............................................                1.15
                                                                                             -----------------
      TOTAL FROM INVESTMENT OPERATIONS ...................................................                1.26
                                                                                             -----------------
LESS DISTRIBUTIONS
   Dividends from net investment income ..................................................               (0.11)
                                                                                             -----------------
      TOTAL DISTRIBUTIONS ................................................................               (0.11)
                                                                                             -----------------
CHANGE IN NET ASSET VALUE ................................................................                1.15
                                                                                             -----------------
NET ASSET VALUE, END OF PERIOD ...........................................................   $           11.15
                                                                                             =================
Total return .............................................................................               12.61%(2)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) .................................................   $          11,297
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ................................................................                0.70%(1)
   Gross operating expenses ..............................................................                1.67%(1)
   Net investment income (loss) ..........................................................                2.26%(1)
Portfolio turnover .......................................................................                 110%(2)

(1)   Annualized.

(2)   Not annualized.

                        See Notes to Financial Statements

               PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: GROWTH

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: GROWTH PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2006?

A: From its inception date of February 3, 2006 through December 31, 2006, the Series returned 9.98%. For the same period the S&P 500(R) Index, a broad-based equity index, returned 14.19%, and the Composite Index for Phoenix-S&P Dynamic Asset Allocation Series: Growth returned 12.35%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: Equity markets' performance ran the gamut from high double-digit returns in emerging markets to moderately strong double- and single-digit gains in the developed markets in both U.S. dollar and local currency terms. Europe turned in some of the highest returns last year, posting gains in the 10% to 30% range in U.S. dollar terms, whereas Japan -- which flattened for much of the year -- managed to eke out a disappointing single-digit increase of just over 5% in U.S. dollar terms. Asian equity markets collectively were among the strongest performers among emerging and developed markets. Latin America saw Brazil and Mexico post very impressive returns of 33% and 48%, respectively, for the year.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: Downside volatility in the price of oil, combined with an overweighting of the sector for much of 2006, hampered the performance of the Series. Moreover, cyclically biased sectors that we have been over-emphasizing have yet to provide the necessary upside impetus to elevate overall performance. Still, our overweights to the telecommunications and utilities sectors throughout most of 2006 helped to offset downside performance pressures from other sectors.

      Duration positioning of domestic fixed income exposures at the front end of the maturity spectrum probably aided overall performance only modestly, since the Lehman Brothers U.S. Aggregate Index returned less than 5% for the entire year. Our exposure to international equities provided a lift to the Series' results, since foreign stock markets gained over 25% for full-year 2006.

                                                                    JANUARY 2007

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

               PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: GROWTH

          TOTAL RETURNS FOR THE PERIOD ENDING 12/31/06

                                                                      FROM
                                                                    INCEPTION
                                                                    2/3/06 TO
                                                                    12/31/06
          -------------------------------------------------------------------
          S&P Dynamic Asset Allocation Series: Growth                  9.98%
          -------------------------------------------------------------------
          S&P 500(R) Index                                            14.19%
          -------------------------------------------------------------------
          Composite Index for S&P Dynamic Asset Allocation
          Series: Growth                                              12.35%
          -------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 2/3/06 (inception of the series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                 GROWTH OF $10,000           PERIOD ENDING 12/31

[CHART OMITTED]
EDGAR REPRESENTATION OF DATA FOLLOWS:

             Phoenix-S&P Dynamic Asset                            Composite Index for S&P Dynamic
             Allocation Series: Growth      S&P 500(R) Index      Asset Allocation Series: Growth
  2/3/06     $10,000                        $10,000               $10,000
  12/29/06    10,998                         11,419                11,235

For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

               PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: GROWTH

ABOUT YOUR SERIES EXPENSES (UNAUDITED)
(FOR THE SIX-MONTH PERIOD OF JUNE 30, 2006 TO DECEMBER 31, 2006)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the S&P Dynamic Asset Allocation Series: Growth, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

               S&P                            BEGINNING         ENDING        EXPENSES PAID
DYNAMIC ASSET ALLOCATION SERIES:            ACCOUNT VALUE    ACCOUNT VALUE       DURING
             GROWTH                         JUNE 30, 2006  DECEMBER 31, 2006     PERIOD*
--------------------------------            -------------  -----------------  -------------
Actual                                        $1,000.00         $1,098.40          $3.71

Hypothetical (5% return before expenses)       1,000.00          1,021.63           3.58

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.70%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (184) EXPENSES ACCRUED IN THE MOST RECENT HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE HALF-YEAR PERIOD.

YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

               PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: GROWTH

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

iShares Treasury                          15%
Financials                                13
iShares Europe                            11
Information Technology                     8
iShares Emerging Markets                   8
Consumer Discretionary                     7
Energy                                     7
Other                                     31

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2006

                                                           SHARES      VALUE
                                                           ------   ------------
EXCHANGE TRADED FUNDS--99.9%
   Consumer Discretionary Select Sector SPDR Fund .......  23,758   $    912,782
   Consumer Staples Select Sector SPDR Fund .............  19,946        522,186
   Energy Select Sector SPDR Fund .......................  15,449        906,547
   Financial Select Sector SPDR Fund ....................  46,016      1,689,708
   Health Care Select Sector SPDR Fund ..................  15,594        521,619
   Industrial Select Sector SPDR Fund ...................  18,570        650,136
   iShares Dow Jones US Telecommunications
      Sector Index Fund .................................  13,280        393,752
   iShares iBoxx $ InvesTop Investment Grade
      Corporate Bond Fund ...............................   2,453        261,686
   iShares Lehman 1-3 Year Treasury Bond Fund ...........   8,191        654,952
   iShares Lehman 20+ Year Treasury Bond Fund ...........   4,436        392,275
   iShares Lehman 7-10 Year Treasury Bond Fund ..........  11,110        915,909
   iShares MSCI Emerging Markets Index Fund .............   9,150      1,044,656
   iShares MSCI Japan Index Fund ........................  45,990        653,518
   iShares S&P Europe 350 Index Fund ....................  13,740      1,442,288
   iShares S&P Latin America 40 Index Fund ..............   1,550        263,392
   Materials Select Sector SPDR Fund ....................  11,190        390,307
   Technology Select Sector SPDR Fund ...................  44,874      1,044,667
   Utilities Select Sector SPDR Fund ....................  10,690        392,537
                                                                    ------------
TOTAL EXCHANGE TRADED FUNDS
   (Identified cost $12,204,696) ................................     13,052,917
                                                                    ------------
TOTAL INVESTMENTS--99.9%
   (Identified cost $12,204,696) ................................     13,052,917(a)
   Other assets and liabilities, net--0.1% ......................         10,048
                                                                    ------------
NET ASSETS--100.0% ..............................................   $ 13,062,965
                                                                    ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $741,098 and gross depreciation of $0 for federal income tax purposes. At December 31, 2006, the aggregate cost of securities for federal income tax purposes was $12,311,819.

                        See Notes to Financial Statements

               PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: GROWTH

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

ASSETS
Investment securities at value (Identified cost $12,204,696) .............................   $ 13,052,917
Cash .....................................................................................         45,964
Receivables
   Investment securities sold ............................................................         44,624
   Fund shares sold ......................................................................         16,563
   Dividends .............................................................................          6,930
Prepaid expenses .........................................................................            709
Other assets .............................................................................            456
                                                                                             ------------
     Total assets ........................................................................     13,168,163
                                                                                             ------------
LIABILITIES
Payables .................................................................................
   Fund shares repurchased ...............................................................            340
   Investment securities purchased .......................................................         84,221
   Professional fee ......................................................................         10,815
   Distribution and service fee ..........................................................          2,691
   Administration fee ....................................................................          1,279
   Investment advisory fee ...............................................................          1,150
   Service fee ...........................................................................            700
   Trustee deferred compensation plan ....................................................            456
   Trustees' fee .........................................................................            242
   Other accrued expenses ................................................................          3,304
                                                                                             ------------
     Total liabilities ...................................................................        105,198
                                                                                             ------------
NET ASSETS ...............................................................................   $ 13,062,965
                                                                                             ============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ......................................   $ 12,346,838
   Distributions in excess of net investment income ......................................           (961)
   Accumulated net realized loss .........................................................       (131,133)
   Net unrealized appreciation ...........................................................        848,221
                                                                                             ------------
NET ASSETS ...............................................................................   $ 13,062,965
                                                                                             ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization .........      1,202,126
                                                                                             ============
Net asset value and offering price per share .............................................   $      10.87
                                                                                             ============

STATEMENT OF OPERATIONS
FROM INCEPTION FEBRUARY 3, 2006 TO DECEMBER 31, 2006

INVESTMENT INCOME
   Income distributions received from mutual funds .......................................   $    187,349
   Interest ..............................................................................          6,523
                                                                                             ------------
        Total investment income ..........................................................        193,872
                                                                                             ------------

EXPENSES
   Investment advisory fee ...............................................................         23,393
   Financial agent fee ...................................................................          8,858
   Administration fee ....................................................................          3,599
   Service fee ...........................................................................          3,801
   Distribution and service fees .........................................................         14,621
   Professional ..........................................................................         15,863
   Custodian .............................................................................         13,897
   Trustees ..............................................................................          4,621
   Printing ..............................................................................          2,636
   Miscellaneous .........................................................................          2,452
                                                                                             ------------
        Total expenses ...................................................................         93,741
   Less expenses reimbursed by investment advisor ........................................        (51,626)
   Custodian fees paid indirectly ........................................................         (1,152)
                                                                                             ------------
        Net expenses .....................................................................         40,963
                                                                                             ------------
NET INVESTMENT INCOME (LOSS) .............................................................        152,909
                                                                                             ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ...............................................       (131,133)
   Net change in unrealized appreciation (depreciation) on investments ...................        848,221
                                                                                             ------------
NET GAIN (LOSS) ON INVESTMENTS ...........................................................        717,088
                                                                                             ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........................   $    869,997
                                                                                             ============

                        See Notes to Financial Statements

              PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: GROWTH

STATEMENT OF CHANGES IN NET ASSETS

                                                                                              FROM INCEPTION
                                                                                             FEBRUARY 3, 2006
                                                                                                    TO
                                                                                             DECEMBER 31, 2006
                                                                                             -----------------
FROM OPERATIONS
   Net investment income (loss) ..........................................................   $         152,909
   Net realized gain (loss) ..............................................................            (131,133)
   Net change in unrealized appreciation (depreciation) ..................................             848,221
                                                                                             -----------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........................             869,997
                                                                                             -----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .................................................................            (155,257)
                                                                                             -----------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .............................            (155,257)
                                                                                             -----------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (1,385,999 shares) ......................................          14,178,963
   Net asset value of shares issued from reinvestment of distributions (14,234 shares) ...             155,257
   Cost of shares repurchased (198,107 shares) ...........................................          (1,985,995)
                                                                                             -----------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .............................          12,348,225
                                                                                             -----------------
   NET INCREASE (DECREASE) IN NET ASSETS .................................................          13,062,965
NET ASSETS
   Beginning of period ...................................................................                  --
                                                                                             -----------------
   END OF PERIOD [INCLUDING DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME OF $(961)] ..   $      13,062,965
                                                                                             =================

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                              FROM INCEPTION
                                                                                             FEBRUARY 3, 2006
                                                                                                    TO
                                                                                             DECEMBER 31, 2006
                                                                                             -----------------
Net asset value, beginning of period .....................................................   $           10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ..........................................................                0.13
   Net realized and unrealized gain (loss) ...............................................                0.87
                                                                                             -----------------
     TOTAL FROM INVESTMENT OPERATIONS ....................................................                1.00
                                                                                             -----------------
LESS DISTRIBUTIONS
   Dividends from net investment income ..................................................               (0.13)
                                                                                             -----------------
     TOTAL DISTRIBUTIONS .................................................................               (0.13)
                                                                                             -----------------
CHANGE IN NET ASSET VALUE ................................................................                0.87
                                                                                             -----------------
NET ASSET VALUE, END OF PERIOD ...........................................................   $           10.87
                                                                                             =================
Total return .............................................................................                9.98%(2)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) .................................................   $          13,063
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ................................................................                0.70%(1)
   Gross operating expenses ..............................................................                1.58%(1)
   Net investment income (loss) ..........................................................                2.61%(1)
Portfolio turnover .......................................................................                 125%(2)

(1)   Annualized.

(2)   Not annualized.

                        See Notes to Financial Statements

          PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2006?

A: From its inception date of February 3, 2006 through December 31, 2006, the Series returned 8.78%. For the same period the S&P 500(R) Index, a broad-based equity index, returned 14.19%, and the Composite Index for Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth returned 10.85%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: Equity markets' performance ran the gamut from high double-digit returns in emerging markets to moderately strong double- and single-digit gains in the developed markets in both U.S. dollar and local currency terms. Europe turned in some of the highest returns last year, posting gains in the 10% to 30% range in U.S. dollar terms, whereas Japan -- which flattened for much of the year -- managed to eke out a disappointing single-digit increase of just over 5% in U.S. dollar terms. Asian equity markets collectively were among the strongest performers among emerging and developed markets. Latin America saw Brazil and Mexico post very impressive returns of 33% and 48%, respectively, for the year.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: Downside volatility in the price of oil, combined with an overweighting of the sector for much of 2006, hampered the performance of the Series. Moreover, cyclically biased sectors that we have been over-emphasizing have yet to provide the necessary upside impetus to elevate overall performance. Still, our overweights to the telecommunications and utilities sectors throughout most of 2006 helped to offset downside performance pressures from other sectors.

      Duration positioning of domestic fixed income exposures at the front end of the maturity spectrum probably aided overall performance only modestly, since the Lehman Brothers U.S. Aggregate Index returned less than 5% for the entire year. Our exposure to international equities provided a lift to the Series' results, since foreign stock markets gained over 25% for full-year 2006.

                                                                    JANUARY 2007

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

          PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH

          TOTAL RETURNS FOR THE PERIOD ENDING 12/31/06

                                                                      FROM
                                                                    INCEPTION
                                                                    2/3/06 to
                                                                    12/31/06
          -------------------------------------------------------------------
          S&P Dynamic Asset Allocation Series: Moderate Growth         8.78%
          -------------------------------------------------------------------
          S&P 500(R) Index                                            14.19%
          -------------------------------------------------------------------
          Composite Index for S&P Dynamic Asset Allocation
          Series: Moderate Growth                                     10.85%
          -------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 2/3/06 (inception of the series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                 GROWTH OF $10,000           PERIOD ENDING 12/31

[CHART OMITTED]
EDGAR REPRESENTATION OF DATA FOLLOWS:

              Phoenix-S&P Dynamic Asset Allocation                          Composite Index for S&P Dynamic Asset
              Series: Moderate Growth                  S&P 500(R) Index     Allocation Series: Moderate Growth
  2/3/06      $10,000                                  $10,000              $10,000
  12/29/06     10,878                                   11,419               11,085

For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

          PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH

ABOUT YOUR SERIES EXPENSES (UNAUDITED)
(FOR THE SIX-MONTH PERIOD OF JUNE 30, 2006 TO DECEMBER 31, 2006)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the S&P Dynamic Asset Allocation Series: Moderate Growth, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions

               S&P                           BEGINNING          ENDING         EXPENSES PAID
DYNAMIC ASSET ALLOCATION SERIES:           ACCOUNT VALUE     ACCOUNT VALUE        DURING
         MODERATE GROWTH                   JUNE 30, 2006   DECEMBER 31, 2006      PERIOD*
----------------------------------------   -------------   -----------------   -------------
Actual                                       $ 1,000.00        $ 1,087.90          $ 3.69

Hypothetical (5% return before expenses)       1,000.00          1,021.63            3.58

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.70%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (184) EXPENSES ACCRUED IN THE MOST RECENT HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

          PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

iShares Treasury                          29%
Financials                                11
iShares Europe                            10
iShares Emerging Markets                   7
Information Technology                     7
iShares Japan                              5
Consumer Discretionary                     5
Other                                     26

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2006

                                                         SHARES      VALUE
                                                         ------   -----------
EXCHANGE TRADED FUNDS--99.9%
   Consumer Discretionary Select Sector SPDR Fund ....   12,182   $   468,032
   Consumer Staples Select Sector SPDR Fund ..........   10,726       280,806
   Energy Select Sector SPDR Fund ....................    7,948       466,389
   Financial Select Sector SPDR Fund .................   28,060     1,030,363
   Health Care Select Sector SPDR Fund ...............    5,609       187,621
   Industrial Select Sector SPDR Fund ................   10,647       372,751
   iShares Dow Jones US Telecommunications
     Sector Index Fund ...............................    6,410       190,057
   iShares iBoxx $ InvesTop Investment Grade
     Corporate Bond Fund .............................    2,605       277,901
   iShares Lehman 1-3 Year Treasury Bond Fund ........   16,242     1,298,710
   iShares Lehman 20+ Year Treasury Bond Fund ........    6,253       552,953
   iShares Lehman 7-10 Year Treasury Bond Fund .......   10,084       831,325
   iShares MSCI Emerging Markets Index Fund ..........    5,820       664,469
   iShares MSCI Japan Index Fund .....................   32,960       468,362
   iShares S&P Europe 350 Index Fund .................    9,010       945,780
   iShares S&P Latin America 40 Index Fund ...........    1,140       193,720
   Materials Select Sector SPDR Fund .................    5,420       189,050
   Technology Select Sector SPDR Fund ................   28,270       658,126
   Utilities Select Sector SPDR Fund .................    7,650       280,908
                                                                  -----------
TOTAL EXCHANGE TRADED FUNDS
   (Identified cost $8,873,567) ...............................     9,357,323
                                                                  -----------
TOTAL INVESTMENTS--99.9%
   (Identified cost $8,873,567) ...............................     9,357,323(a)
   Other assets and liabilities, net--0.1% ....................         6,198
                                                                  -----------
NET ASSETS--100.0% ............................................   $ 9,363,521
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $434,438 and gross depreciation of $0 for federal income tax purposes. At December 31, 2006, the aggregate cost of securities for federal income tax purposes was $8,922,885.

                        See Notes to Financial Statements

          PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

ASSETS
Investment securities at value (Identified cost $8,873,567) .....   $ 9,357,323
Cash ............................................................        18,242
Receivables
   Dividends ....................................................         9,419
   Receivable from advisor ......................................         3,912
Prepaid expenses ................................................           425
Other assets ....................................................           322
                                                                    -----------
     Total assets ...............................................     9,389,643
                                                                    -----------
LIABILITIES
Payables
   Fund shares repurchased ......................................           575
   Investment securities purchased ..............................         7,489
   Professional fee .............................................        10,743
   Custodian fee ................................................         2,813
   Distribution and service fee .................................         1,899
   Administration fee ...........................................           858
   Service fee ..................................................           494
   Trustee deferred compensation plan ...........................           322
   Trustees' fee ................................................           161
   Other accrued expenses .......................................           768
                                                                    -----------
     Total liabilities ..........................................        26,122
                                                                    -----------
NET ASSETS ......................................................   $ 9,363,521
                                                                    ===========
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest .............   $ 8,925,726
   Distributions in excess of net investment income .............          (915)
   Accumulated net realized loss ................................       (45,046)
   Net unrealized appreciation ..................................       483,756
                                                                    -----------
NET ASSETS ......................................................   $ 9,363,521
                                                                    ===========
Shares of beneficial interest outstanding, $1 par
  value, unlimited authorization ................................       873,388
                                                                    -----------
Net asset value and offering price per share ....................   $     10.72
                                                                    ===========
STATEMENT OF OPERATIONS
FROM INCEPTION FEBRUARY 3, 2006 TO DECEMBER 31, 2006

INVESTMENT INCOME
   Income distributions received from mutual funds ..............   $   137,615
   Interest .....................................................         4,305
                                                                    -----------
     Total investment income ....................................       141,920
                                                                    -----------
EXPENSES
   Investment advisory fee ......................................        14,554
   Financial agent fee ..........................................         8,497
   Administration fee ...........................................         2,341
   Service fee ..................................................         2,365
   Distribution and service fees ................................         9,096
   Professional .................................................        15,742
   Custodian ....................................................        13,185
   Trustees .....................................................         4,312
   Printing .....................................................         1,502
   Miscellaneous ................................................         2,115
                                                                    -----------
     Total expenses .............................................        73,709
   Less expenses reimbursed by investment advisor ...............       (46,835)
   Custodian fees paid indirectly ...............................        (1,384)
                                                                    -----------
     Net expenses ...............................................        25,490
                                                                    -----------
NET INVESTMENT INCOME (LOSS) ....................................       116,430
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ......................       (27,385)
   Net change in unrealized appreciation
     (depreciation) on investments ..............................       483,756
                                                                    -----------
NET GAIN (LOSS) ON INVESTMENTS ..................................       456,371
                                                                    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS ....................................................   $   572,801
                                                                    ===========
                        See Notes to Financial Statements

          PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH

STATEMENT OF CHANGES IN NET ASSETS

                                                                           FROM INCEPTION
                                                                          FEBRUARY 3, 2006
                                                                                 TO
                                                                         DECEMBER 31, 2006
                                                                         -----------------
FROM OPERATIONS
   Net investment income (loss) ......................................   $         116,430
   Net realized gain (loss) ..........................................             (27,385)
   Net change in unrealized appreciation (depreciation) ..............             483,756
                                                                         -----------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS ......................................................             572,801
                                                                         -----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS ...................................
   Net investment income                                                          (117,345)
   Net realized short-term gains .....................................             (17,661)
                                                                         -----------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS ....................................................            (135,006)
                                                                         -----------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (913,297 shares) ....................           9,317,773
   Net asset value of shares issued from reinvestment of
     distributions (12,559 shares) ...................................             135,006
   Cost of shares repurchased (52,468 shares) ........................            (527,053)
                                                                         -----------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE
     TRANSACTIONS ....................................................           8,925,726
                                                                         -----------------
   NET INCREASE (DECREASE) IN NET ASSETS .............................           9,363,521
NET ASSETS
   Beginning of period ...............................................                  --
                                                                         -----------------
   END OF PERIOD [INCLUDING DISTRIBUTIONS IN EXCESS OF
     NET INVESTMENT INCOME OF $(915)] ................................   $       9,363,521
                                                                         =================

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                           FROM INCEPTION
                                                                          FEBRUARY 3, 2006
                                                                                 TO
                                                                         DECEMBER 31, 2006
                                                                         -----------------
Net asset value, beginning of period .................................   $           10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ......................................                0.14
   Net realized and unrealized gain (loss) ...........................                0.74
                                                                         -----------------
     TOTAL FROM INVESTMENT OPERATIONS ................................                0.88
                                                                         -----------------
LESS DISTRIBUTIONS
   Dividends from net investment income ..............................               (0.14)
   Distributions from net realized gains .............................               (0.02)
                                                                         -----------------
     TOTAL DISTRIBUTIONS .............................................               (0.16)
                                                                         -----------------
CHANGE IN NET ASSET VALUE ............................................                0.72
                                                                         -----------------
NET ASSET VALUE, END OF PERIOD .......................................   $           10.72
                                                                         =================
Total return .........................................................                8.78%(2)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) .............................   $           9,364
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ............................................                0.70%(1)
   Gross operating expenses ..........................................                1.99%(1)
   Net investment income (loss) ......................................                3.20%(1)
Portfolio turnover ...................................................                 106%(2)

(1)   Annualized.

(2)   Not annualized.

                        See Notes to Financial Statements

              PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2006?

A: From its inception date of February 3, 2006 through December 31, 2006, the Series returned 5.69%. For the same period the S&P 500(R) Index, a broad-based equity index, returned 14.19%, and the Composite Index for Phoenix-S&P Dynamic Asset Allocation Series: Moderate returned 8.06%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: Equity markets' performance ran the gamut from high double-digit returns in emerging markets to moderately strong double- and single-digit gains in the developed markets in both U.S. dollar and local currency terms. Europe turned in some of the highest returns last year, posting gains in the 10% to 30% range in U.S. dollar terms, whereas Japan -- which flattened for much of the year -- managed to eke out a disappointing single-digit increase of just over 5% in U.S. dollar terms. Asian equity markets collectively were among the strongest performers among emerging and developed markets. Latin America saw Brazil and Mexico post very impressive returns of 33% and 48%, respectively, for the year.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: Downside volatility in the price of oil, combined with an overweighting of the sector for much of 2006, hampered the performance of the Series. Moreover, cyclically biased sectors that we have been over-emphasizing have yet to provide the necessary upside impetus to elevate overall performance. Still, our overweights to the telecommunications and utilities sectors throughout most of 2006 helped to offset downside performance pressures from other sectors.

      Duration positioning of domestic fixed income exposures at the front end of the maturity spectrum probably aided overall performance only modestly, since the Lehman Brothers U.S. Aggregate Index returned less than 5% for the entire year. Our exposure to international equities provided a lift to the Series' results, since foreign stock markets gained over 25% for full-year 2006.

                                                                    JANUARY 2007

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

              PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE

          TOTAL RETURNS FOR THE PERIOD ENDING 12/31/06

                                                                       FROM
                                                                    INCEPTION
                                                                    2/3/06 TO
                                                                     12/31/06
          -------------------------------------------------------------------
          S&P Dynamic Asset Allocation Series: Moderate                5.69%
          -------------------------------------------------------------------
          S&P 500(R) Index                                            14.19%
          -------------------------------------------------------------------
          Composite Index for S&P Dynamic Asset Allocation
          Series: Moderate                                             8.06%
          -------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 2/3/06 (inception of the series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                 GROWTH OF $10,000           PERIOD ENDING 12/31

[CHART OMITTED]
EDGAR REPRESENTATION OF DATA FOLLOWS:

         Phoenix-S&P Dynamic Asset                             Composite Index for S&P Dynamic
         Allocation Series: Moderate    S&P 500(R) Index       Asset Allocation Series: Moderate
02/03/06   $10,000                      $10,000                $10,000
12/29/06    10,569                       11,419                 10,806

For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

              PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE

ABOUT YOUR SERIES EXPENSES (UNAUDITED)
(FOR THE SIX-MONTH PERIOD OF JUNE 30, 2006 TO DECEMBER 31, 2006)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the S&P Dynamic Asset Allocation Series: Moderate, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions

              S&P                  BEGINNING          ENDING       EXPENSES PAID
DYNAMIC ASSET ALLOCATION SERIES: ACCOUNT VALUE    ACCOUNT VALUE       DURING
            MODERATE             JUNE 30, 2006  DECEMBER 31, 2006    PERIOD*
-------------------------------- -------------  -----------------  -------------
Actual                             $1,000.00        $1,066.00         $3.65

Hypothetical (5% return before
  expenses)                         1,000.00         1,021.63          3.58

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.70%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE NUMBER OF DAYS (184) EXPENSES ACCRUED IN THE MOST RECENT HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

              PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

iShares Treasury                          52%
iShares Europe                             8
iShares Emerging Markets                   6
Financials                                 6
iShares Japan                              4
Information Technology                     4
Energy                                     4
Other                                     16

                            SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2006

                                                        SHARES      VALUE
                                                        ------   -----------
EXCHANGE TRADED FUNDS--100.0%
   Consumer Discretionary Select Sector SPDR Fund ....   4,030   $   154,833
   Consumer Staples Select Sector SPDR Fund ..........   1,490        39,008
   Energy Select Sector SPDR Fund ....................   2,644       155,150
   Financial Select Sector SPDR Fund .................   6,306       231,556
   Industrial Select Sector SPDR Fund ................   2,211        77,407
   iShares Dow Jones US Telecommunications
     Sector Index Fund ...............................   2,650        78,573
   iShares iBoxx $ InvesTop Investment Grade
     Corporate Bond Fund .............................   1,435       153,086
   iShares Lehman 1-3 Year Treasury Bond Fund ........  12,045       963,118
   iShares Lehman 20+ Year Treasury Bond Fund ........   3,449       304,995
   iShares Lehman 7-10 Year Treasury Bond Fund .......   8,843       729,017
   iShares MSCI Emerging Markets Index Fund ..........   2,050       234,048
   iShares MSCI Japan Index Fund .....................  10,990       156,168
   iShares S&P Europe 350 Index Fund .................   2,990       313,860
   Materials Select Sector SPDR Fund .................   1,110        38,717
   Technology Select Sector SPDR Fund ................   6,689       155,720
   Utilities Select Sector SPDR Fund .................   2,100        77,112
                                                                 -----------
TOTAL EXCHANGE TRADED FUNDS
   (Identified cost $3,742,821) ..............................     3,862,368
                                                                 -----------

TOTAL INVESTMENTS--100.0%
    (Identified cost $3,742,821) .............................     3,862,368(a)
    Other assets and liabilities, net--0.0% ..................        (1,512)
                                                                 ===========
NET ASSETS--100.0% ...........................................   $ 3,860,856
                                                                 ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $109,601 and gross depreciation of $0 for federal income tax purposes. At December 31, 2006, the aggregate cost of securities for federal income tax purposes was $3,752,767.

                        See Notes to Financial Statements

              PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

ASSETS
Investment securities at value (Identified cost $3,742,821) ......  $ 3,862,368
Cash .............................................................       49,194
Receivables
   Dividends .....................................................        6,644
   Receivable from advisor .......................................        1,371
Prepaid expenses .................................................          158
Other assets .....................................................          128
                                                                    -----------
      Total assets ...............................................    3,919,863
                                                                    -----------
LIABILITIES
Payables
   Fund shares repurchased .......................................          140
   Investment securities purchased ...............................       45,201
   Professional fee ..............................................       10,676
   Distribution and service fee ..................................          754
   Administration fee ............................................          364
   Service fee ...................................................          196
   Trustee deferred compensation plan ............................          128
   Trustees' fee .................................................           69
   Other accrued expenses ........................................        1,479
                                                                    -----------
      Total liabilities ..........................................       59,007
                                                                    -----------
NET ASSETS .......................................................  $ 3,860,856
                                                                    ===========

NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ..............  $ 3,754,191
   Distributions in excess of net investment income ..............         (885)
   Accumulated net realized loss .................................      (11,997)
   Net unrealized appreciation ...................................      119,547
                                                                    -----------
NET ASSETS .......................................................  $ 3,860,856
                                                                    ===========
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization ........................................      370,774
                                                                    ===========
Net asset value and offering price per share .....................  $     10.41
                                                                    ===========

STATEMENT OF OPERATIONS
FROM INCEPTION FEBRUARY 3, 2006 TO DECEMBER 31, 2006

INVESTMENT INCOME
   Income distributions received from mutual funds ...............  $    64,500
   Interest ......................................................        1,565
                                                                    -----------
      Total investment income ....................................       66,065
                                                                    -----------
EXPENSES
   Investment advisory fee .......................................        6,167
   Financial agent fee ...........................................        8,341
   Administration fee ............................................          994
   Service fee ...................................................        1,002
   Distribution and service fees .................................        3,855
   Professional ..................................................       15,626
   Custodian .....................................................        6,017
   Trustees ......................................................        4,073
   Printing ......................................................          774
   Miscellaneous .................................................        1,829
                                                                    -----------
      Total expenses .............................................       48,678
   Less expenses reimbursed by investment advisor ................      (36,983)
   Custodian fees paid indirectly ................................         (894)
                                                                    -----------
      Net expenses ...............................................       10,801
                                                                    -----------
NET INVESTMENT INCOME (LOSS) .....................................       55,264
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments .......................      (11,997)
   Net change in unrealized appreciation (depreciation)
     on investments ..............................................      119,547
                                                                    -----------
NET GAIN (LOSS) ON INVESTMENTS ...................................      107,550
                                                                    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..  $   162,814
                                                                    ===========

                       See Notes to Financial Statements

              PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE

STATEMENT OF CHANGES IN NET ASSETS

                                                             FROM INCEPTION
                                                            FEBRUARY 3, 2006
                                                                  TO
                                                           DECEMBER 31, 2006
                                                           -----------------
FROM OPERATIONS
   Net investment income (loss) .........................  $          55,264
   Net realized gain (loss) .............................            (11,997)
   Net change in unrealized appreciation
     (depreciation) .....................................            119,547
                                                           -----------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS .........................................            162,814
                                                           -----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ................................            (57,002)
                                                           -----------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS .......................................            (57,002)
                                                           -----------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (390,094 shares) .......          3,948,765
   Net asset value of shares issued from reinvestment
     of distributions (5,467 shares) ....................             57,002
   Cost of shares repurchased (24,787 shares) ...........           (250,723)
                                                           -----------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE
     TRANSACTIONS .......................................          3,755,044
                                                           -----------------
   NET INCREASE (DECREASE) IN NET ASSETS ................          3,860,856
                                                           -----------------
NET ASSETS
   Beginning of period ..................................                 --
                                                           -----------------
   END OF PERIOD [INCLUDING DISTRIBUTIONS IN EXCESS OF
     NET INVESTMENT INCOME OF $(885)] ...................  $       3,860,856
                                                           =================

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                             FROM INCEPTION
                                                            FEBRUARY 3, 2006
                                                                   TO
                                                           DECEMBER 31, 2006
                                                           -----------------
Net asset value, beginning of period ....................  $           10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) .........................               0.15
   Net realized and unrealized gain (loss) ..............               0.42
                                                           -----------------
      TOTAL FROM INVESTMENT OPERATIONS ..................               0.57
                                                           -----------------
LESS DISTRIBUTIONS
   Dividends from net investment income .................              (0.16)
                                                           -----------------
      TOTAL DISTRIBUTIONS ...............................              (0.16)
                                                           -----------------
CHANGE IN NET ASSET VALUE ...............................               0.41
                                                           -----------------
NET ASSET VALUE, END OF PERIOD ..........................  $           10.41
                                                           =================
Total return ............................................               5.69%(2)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) ................  $           3,861
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ...............................               0.70%(1)
   Gross operating expenses .............................               3.10%(1)
   Net investment income (loss) .........................               3.58%(1)
Portfolio turnover ......................................                 81%(2)

(1)   Annualized.

(2)   Not annualized.

                       See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGER, GERRY PAUL, CHAIRMAN, CHIEF INVESTMENT OFFICER -- SMALL & MID CAP VALUE EQUITIES

Q: HOW DID THE PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2006?

A: For the 12 month reporting period the Series returned 14.91%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 15.78% and the Russell 2500TM Value Index, the Series' style-specific benchmark, returned 20.18%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: Equity markets rallied worldwide, with asset class returns increasing in line with their historical volatility. Emerging markets dramatically outperformed developed markets, and smaller-cap stocks dramatically outperformed large caps, in the fourth quarter and for the year as a whole. In the U.S., the Russell 2000(R) Index returned 8.9% in the quarter, bringing its gain for the year to 18.4%--outstripping the S&P 500's 6.7% advance for the quarter and 15.8% return for the year.

      In 2006, small and mid-cap stock returns were in line with earnings growth, with little or no expansion in price-earnings multiples. But within the small and mid-cap market, there were large differences by sector that reflected anticipated swings in economic data. Companies with earnings sensitive to capital spending and technology saw multiples contract considerably despite above-average earnings growth, as investors anticipated a drop in earnings due to an economic slowdown. In contrast, sectors perceived as stable, such as staples and utilities, enjoyed significant multiples expansion, driven in part by investors' perception that these sectors would see more stable earnings.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: The portfolio generated strong absolute returns for the year, modestly trailing the style-neutral benchmark, but lagging the Russell 2000(R) Value Index more substantially. Stock selection was responsible for most of this underperformance and was a detractor across most sectors, although it was more significant in technology and financial services. Returns from the portfolio's financial services stocks were primarily hurt by an underweight in Real Estate Investment Trusts (REITs), which benefited from investors' strong appetite for yield in the period. In technology, the portfolio's holdings saw a number of stocks underperform after delivering lower-than-expected earnings reports. Materials and processing and consumer discretionary stocks were contributors for the year, as a number of the portfolio's holdings showed better-than-expected earnings growth from company-specific restructuring initiatives.

      Much of the issue with adverse stock selection for the portfolio as a whole relates to currents in the broad market that have created anomalies in the returns to quality and value characteristics. Owing to investor complacency, fueled by a broad-based small-cap profit recovery, returns to stocks with attractive quality or value characteristics were well below historical norms in 2006.

      Sector selection had a small impact on relative performance for the year. The portfolio was helped by an overweight in materials and processing stocks. It was hurt, on the other hand, by an overweight in auto and transportation stocks, which underperformed for the year in spite of a strong fourth quarter. An underweight in utilities also contributed to the portfolio's underperformance.

                                                                    JANUARY 2007

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

          AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/06

                                                                         FROM
                                                                      INCEPTION
                                                                      3/2/98 TO
                                                   1 YEAR   5 YEARS    12/31/06
          ---------------------------------------------------------------------
          Sanford Bernstein Mid-Cap Value Series   14.91%    13.96%      9.32%
          ---------------------------------------------------------------------
          S&P 500(R) Index                         15.78%     6.19%      5.14%
          ---------------------------------------------------------------------
          Russell 2500(TM) Value Index             20.18%    15.51%     11.39%
          ---------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 3/2/98 (inception of the series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                 GROWTH OF $10,000           PERIODS ENDING 12/31

[CHART OMITTED]
EDGAR REPRESENTATION OF DATA FOLLOWS:

              Sanford Bernstein                                  Russell 2500(TM)
              Mid-Cap Value Series          S&P 500(R) Index     Value Index
    3/2/98    $10,000                       $10,000              $10,000
  12/31/98      8,863                        11,895                9,375
  12/31/99      7,951                        14,409                9,515
  12/29/00      9,295                        13,086               11,493
  12/31/01     11,431                        11,532               12,613
  12/31/02     10,454                         8,983               11,367
  12/31/03     14,737                        11,562               16,475
  12/31/04     17,744                        12,818               20,029
  12/31/05     19,116                        13,450               21,579
  12/31/06     21,966                        15,572               25,934

For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

ABOUT YOUR SERIES EXPENSES (UNAUDITED)
(FOR THE SIX-MONTH PERIOD OF JUNE 30, 2006 TO DECEMBER 31, 2006)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Sanford Bernstein Mid-Cap Value Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                             BEGINNING          ENDING         EXPENSES PAID
     SANFORD BERNSTEIN MID-CAP VALUE       ACCOUNT VALUE     ACCOUNT VALUE        DURING
                 SERIES                    JUNE 30, 2006   DECEMBER 31, 2006      PERIOD*
----------------------------------------   -------------   -----------------   -------------
Actual                                       $1,000.00         $1,067.70           $6.78

Hypothetical (5% return before expenses)      1,000.00          1,018.57            6.64

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 1.30%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (184) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/06
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

As a percentage of total investments

Financials                                26%
Industrials                               20
Materials                                 12
Consumer Discretionary                    12
Information Technology                     9
Utilities                                  8
Consumer Staples                           6
Other (includes short-term investments)    7

                            SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2006

                                                        SHARES        VALUE
                                                       --------   -------------
DOMESTIC COMMON STOCKS--92.6%
AEROSPACE & DEFENSE--0.6%
   Goodrich Corp. ..................................     18,000   $     819,900
                                                                  -------------
AGRICULTURAL PRODUCTS--1.1%
   Corn Products International, Inc. ...............     40,000       1,381,600
                                                                  -------------
AIRLINES--2.0%
   Alaska Air Group, Inc. (b) ......................     36,900       1,457,550
   Continental Airlines, Inc. Class B(b) ...........     29,100       1,200,375
                                                                  -------------
                                                                      2,657,925
                                                                  -------------
APPAREL RETAIL--1.5%
   Charming Shoppes, Inc. (b) ......................     36,300         491,139
   Payless ShoeSource, Inc. (b) ....................     44,700       1,467,054
                                                                  -------------
                                                                      1,958,193
                                                                  -------------
APPAREL, ACCESSORIES & LUXURY GOODS--1.5%
   Liz Claiborne, Inc. .............................     17,800         773,588
   VF Corp. ........................................     14,900       1,222,992
                                                                  -------------
                                                                      1,996,580
                                                                  -------------
AUTO PARTS & EQUIPMENT--2.7%
   ArvinMeritor, Inc. ..............................     93,500       1,704,505
   TRW Automotive Holdings Corp. (b) ...............     70,800       1,831,596
                                                                  -------------
                                                                      3,536,101
                                                                  -------------
AUTOMOTIVE RETAIL--0.9%
   AutoNation, Inc. (b) ............................     58,061       1,237,861
                                                                  -------------
BREWERS--1.2%
   Molson Coors Brewing Co. Class B ................     21,500       1,643,460
                                                                  -------------
COMMODITY CHEMICALS--1.2%
   Celanese Corp. Series A .........................     59,900       1,550,212
                                                                  -------------
COMMUNICATIONS EQUIPMENT--2.3%
   Andrew Corp. (b) ................................    131,600       1,346,268
   CommScope, Inc. (b) .............................     55,500       1,691,640
                                                                  -------------
                                                                      3,037,908
                                                                  -------------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS--1.1%
   Terex Corp. (b) .................................     22,800       1,472,424
                                                                  -------------
DATA PROCESSING & OUTSOURCED SERVICES--0.9%
   CSG Systems International, Inc. (b) .............     46,400       1,240,272
                                                                  -------------
DEPARTMENT STORES--1.1%
   Saks, Inc. ......................................     80,500       1,434,510
                                                                  -------------
DIVERSIFIED BANKS--1.2%
   Susquehanna Bancshares, Inc. ....................     60,200       1,618,176
                                                                  -------------

                                                        SHARES         VALUE
                                                       --------   -------------
DIVERSIFIED CHEMICALS--1.3%
   Ashland, Inc. ...................................     24,000   $   1,660,320
                                                                  -------------
DRUG RETAIL--0.9%
   Longs Drug Stores Corp. .........................     29,100       1,233,258
                                                                  -------------
ELECTRIC UTILITIES--3.8%
   Allegheny Energy, Inc. (b) ......................     50,500       2,318,455
   Northeast Utilities .............................     66,700       1,878,272
   Reliant Energy, Inc. (b) ........................     54,200         770,182
                                                                  -------------
                                                                      4,966,909
                                                                  -------------
ELECTRICAL COMPONENTS & EQUIPMENT--5.0%
   Acuity Brands, Inc. .............................     39,500       2,055,580
   Cooper Industries Ltd. Class A ..................     25,300       2,287,879
   Genlyte Group, Inc. (The) (b) ...................     11,600         906,076
   Regal-Beloit Corp. ..............................     24,900       1,307,499
                                                                  -------------
                                                                      6,557,034
                                                                  -------------
ELECTRONIC EQUIPMENT MANUFACTURERS--2.0%
   AVX Corp. .......................................     22,400         331,296
   Checkpoint Systems, Inc. (b) ....................     43,800         884,760
   Vishay Intertechnology, Inc. (b) ................    103,400       1,400,036
                                                                  -------------
                                                                      2,616,092
                                                                  -------------
ELECTRONIC MANUFACTURING SERVICES--0.8%
   Sanmina-SCI Corp. (b) ...........................    167,000         576,150
   Solectron Corp. (b) .............................    154,400         497,168
                                                                  -------------
                                                                      1,073,318
                                                                  -------------
FOOD DISTRIBUTORS--1.5%
   Performance Food Group Co. (b) ..................     70,200       1,940,328
                                                                  -------------
HEALTH CARE FACILITIES--1.5%
   Genesis Healthcare Corp. (b) ....................     21,000         991,830
   Universal Health Services, Inc. Class B .........     17,800         986,654
                                                                  -------------
                                                                      1,978,484
                                                                  -------------
HOME FURNISHINGS--0.7%
   Furniture Brands International, Inc. ............     59,700         968,931
                                                                  -------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--1.6%
   Constellation Energy Group, Inc. ................     30,000       2,066,100
                                                                  -------------
INDUSTRIAL MACHINERY--4.4%
   Briggs & Stratton Corp. .........................     55,600       1,498,420
   Kennametal, Inc. ................................     26,500       1,559,525
   Mueller Industries, Inc. ........................     12,500         396,250
   SPX Corp. .......................................     38,800       2,373,008
                                                                  -------------
                                                                      5,827,203
                                                                  -------------

                       See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

                                                        SHARES        VALUE
                                                       --------   -------------
INTEGRATED OIL & GAS--1.7%
   Hess Corp. ......................................     44,400   $   2,200,908
                                                                  -------------
INVESTMENT BANKING & BROKERAGE--1.1%
   Edwards (A.G.), Inc. ............................     23,200       1,468,328
                                                                  -------------
LEISURE FACILITIES--0.4%
   Vail Resorts, Inc. (b) ..........................     12,000         537,840
                                                                  -------------
LIFE & HEALTH INSURANCE--1.2%
   StanCorp Financial Group, Inc. ..................     36,200       1,630,810
                                                                  -------------
LIFE SCIENCES TOOLS & SERVICES--1.4%
   PerkinElmer, Inc. ...............................     82,000       1,822,860
                                                                  -------------
METAL & GLASS CONTAINERS--2.5%
   Owens-Illinois, Inc. (b) ........................     86,000       1,586,700
   Silgan Holdings, Inc. ...........................     38,400       1,686,528
                                                                  -------------
                                                                      3,273,228
                                                                  -------------
MULTI-UTILITIES--2.1%
   Puget Energy, Inc. ..............................     54,200       1,374,512
   Wisconsin Energy Corp. ..........................     29,800       1,414,308
                                                                  -------------
                                                                      2,788,820
                                                                  -------------
OFFICE REITS--1.0%
   Digital Realty Trust, Inc. ......................     37,900       1,297,317
                                                                  -------------
OFFICE SERVICES & SUPPLIES--2.0%
   IKON Office Solutions, Inc. .....................    125,300       2,051,161
   United Stationers, Inc.(b) ......................     13,300         620,977
                                                                  -------------
                                                                      2,672,138
                                                                  -------------
OIL & GAS DRILLING--0.7%
   Rowan Cos., Inc. ................................     18,700         620,840
   TODCO(b) ........................................      6,900         235,773
                                                                  -------------
                                                                        856,613
                                                                  -------------
OIL & GAS EQUIPMENT & SERVICES--1.3%
   Hanover Compressor Co. (b) ......................     88,400       1,669,876
                                                                  -------------
OIL & GAS EXPLORATION & PRODUCTION--0.3%
   Plains Exploration & Production Co. (b) .........      7,400         351,722
                                                                  -------------
PHARMACEUTICALS--0.7%
   Endo Pharmaceuticals Holdings, Inc. (b) .........     21,200         584,696
   King Pharmaceuticals, Inc. (b) ..................     18,000         286,560
                                                                  -------------
                                                                        871,256
                                                                  -------------
PROPERTY & CASUALTY INSURANCE--2.6%
   Fidelity National Title Group, Inc. Class A .....     66,000       1,576,080
   Old Republic International Corp. ................     78,500       1,827,480
                                                                  -------------
                                                                      3,403,560
                                                                  -------------
REGIONAL BANKS--3.8%
   Central Pacific Financial Corp. .................     36,000       1,395,360
   Trustmark Corp. .................................     38,634       1,263,718
   UnionBanCal Corp. ...............................     14,500         888,125
   Whitney Holding Corp. ...........................     45,500       1,484,210
                                                                  -------------
                                                                      5,031,413
                                                                  -------------
RESIDENTIAL REITS--0.7%
   Mid-America Apartment Communities, Inc. .........     16,000         915,840
                                                                  -------------
RESTAURANTS--2.2%
   Jack in the Box, Inc(b) .........................     22,800       1,391,712
   Papa John's International, Inc.(b) ..............     49,600       1,438,896
                                                                  -------------
                                                                      2,830,608
                                                                  -------------
SEMICONDUCTORS--1.3%
   Siliconware Precision Industries Co. ............     50,900         400,074
   Zoran Corp(b) ...................................     89,100       1,299,078
                                                                  -------------
                                                                      1,699,152
                                                                  -------------

                                                        SHARES        VALUE
                                                       --------   -------------
SPECIALIZED REITS--2.1%
   FelCor Lodging Trust, Inc. ......................     97,500   $   2,129,400
   Strategic Hotels & Resorts, Inc. ................     30,500         664,595
                                                                  -------------
                                                                      2,793,995
                                                                  -------------
SPECIALTY CHEMICALS--4.2%
   Albemarle Corp. .................................     14,300       1,026,740
   Cytec Industries, Inc. ..........................     29,700       1,678,347
   Lubrizol Corp. (The) ............................     33,800       1,694,394
   Rockwood Holdings, Inc.(b) ......................     47,000       1,187,220
                                                                  -------------
                                                                      5,586,701
                                                                  -------------
SPECIALTY STORES--0.5%
   Office Depot, Inc. (b) ..........................     16,000         610,720
                                                                  -------------
STEEL--3.2%
   Chaparral Steel Co. .............................     28,200       1,248,414
   Commercial Metals Co. ...........................     27,500         709,500
   Reliance Steel & Aluminum Co. ...................     25,400       1,000,252
   Steel Dynamics, Inc. ............................     40,200       1,304,490
                                                                  -------------
                                                                      4,262,656
                                                                  -------------
TECHNOLOGY DISTRIBUTORS--1.4%
   Arrow Electronics, Inc. (b) .....................     40,500       1,277,775
   Tech Data Corp. (b) .............................     13,500         511,245
                                                                  -------------
                                                                      1,789,020
                                                                  -------------
THRIFTS & MORTGAGE FINANCE--4.8%
   Astoria Financial Corp. .........................     51,750       1,560,780
   Provident Financial Services, Inc. ..............     87,500       1,586,375
   Radian Group, Inc. ..............................     29,500       1,590,345
   Webster Financial Corp. .........................     33,700       1,641,864
                                                                  -------------
                                                                      6,379,364
                                                                  -------------
TOBACCO--1.7%
   Universal Corp. .................................     46,500       2,278,965
                                                                  -------------
TRADING COMPANIES & DISTRIBUTORS--1.6%
   GATX Corp. ......................................     49,100       2,127,503
                                                                  -------------
TRUCKING--3.3%
   Con-Way, Inc. ...................................     32,900       1,448,916
   Laidlaw International, Inc. .....................     45,300       1,378,479
   Ryder System, Inc. ..............................     29,100       1,485,846
                                                                  -------------
                                                                      4,313,241
                                                                  -------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $100,781,860) ..................                121,937,553
                                                                  -------------
FOREIGN COMMON STOCKS(c)--6.3%

ELECTRONIC MANUFACTURING SERVICES--0.6%
   Celestica, Inc. (Canada)(b) .....................     92,605         723,245
                                                                  -------------
PROPERTY & CASUALTY INSURANCE--1.3%
   Aspen Insurance Holdings Ltd. (United States) ...     66,100       1,742,396
                                                                  -------------
REINSURANCE--4.4%
   Arch Capital Group Ltd. (United States)(b) ......     37,500       2,535,375
   PartnerRe Ltd. (United States) ..................      6,700         475,901
   Platinum Underwriters Holdings Ltd. (United
    States) ........................................     64,000       1,980,160
                                                                  -------------
   RenaissanceRe Holdings Ltd. (United States) .....     13,500         810,000
                                                                  -------------
                                                                      5,801,436
                                                                  -------------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $7,537,277) ...............................       8,267,077
                                                                  -------------
TOTAL LONG TERM INVESTMENTS--98.9%
   (Identified Cost $108,319,137) .............................     130,204,630
                                                                  -------------

                       See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

                                                      SHARES        VALUE
                                                     --------   -------------
SHORT-TERM INVESTMENTS--0.6%
MONEY MARKET MUTUAL FUNDS--0.6%
   SSgA Money Market Fund
     (4.99% seven day effective yield) ...........    797,210   $     797,210
                                                                -------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $797,210) ...............................         797,210
                                                                -------------
TOTAL INVESTMENTS--99.5%
   (Identified cost $109,116,347) ...........................     131,001,840(a)
   Other assets and liabilities, net--0.5% ..................         715,474
                                                                -------------
NET ASSETS--100.0% ..........................................   $ 131,717,314
                                                                =============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $25,778,192 and gross depreciation of $3,892,699 for federal income tax purposes. At December 31, 2006, the aggregate cost of securities for federal income tax purposes was $109,116,347.

(b)   Non-income producing.

(c) A common stock is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

                        See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

ASSETS
Investment securities at value, (Identified cost $109,116,347) ..............................  $131,001,840
Receivables
   Investment securities sold ...............................................................     1,205,369
   Dividends and interest ...................................................................       155,793
   Fund shares sold .........................................................................        44,665
Prepaid expenses ............................................................................        15,605
Other assets ................................................................................         4,727
                                                                                               ------------
      Total assets ..........................................................................   132,427,999
                                                                                               ------------
LIABILITIES
Payables
   Investment securities purchased ..........................................................       492,966
   Fund shares repurchased ..................................................................         9,466
   Investment advisory fee ..................................................................       130,173
   Administration fee .......................................................................        17,414
   Service fee ..............................................................................         7,255
   Trustee deferred compensation plan .......................................................         4,727
   Trustees' fee ............................................................................         3,895
   Other accrued expenses ...................................................................        44,789
                                                                                               ------------
      Total liabilities .....................................................................       710,685
                                                                                               ------------
NET ASSETS ..................................................................................  $131,717,314
                                                                                               ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest ............................................  $106,269,498
Undistributed net investment income .........................................................       146,192
Accumulated net realized gain ...............................................................     3,416,131
Net unrealized appreciation .................................................................    21,885,493
                                                                                               ------------
NET ASSETS...................................................................................  $131,717,314
                                                                                               ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ............     9,326,458
                                                                                               ============
Net asset value and offering price per share ................................................  $      14.12
                                                                                               ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME
   Dividends ................................................................................  $  2,132,722
   Interest .................................................................................        95,145
                                                                                               ------------
      Total investment income ...............................................................     2,227,867
                                                                                               ------------
EXPENSES
   Investment advisory fee ..................................................................     1,327,620
   Financial agent fee ......................................................................        47,572
   Administration fee .......................................................................        55,355
   Service fee ..............................................................................        82,186
   Printing .................................................................................        50,314
   Professional .............................................................................        33,078
   Trustees .................................................................................        22,084
   Custodian ................................................................................        16,879
   Miscellaneous ............................................................................        33,305
                                                                                               ------------
      Total expenses ........................................................................     1,668,393
   Less expenses reimbursed by investment advisor ...........................................       (23,391)
   Custodian fees paid indirectly ...........................................................        (1,176)
                                                                                               ------------
      Net expenses ..........................................................................     1,643,826
                                                                                               ------------
NET INVESTMENT INCOME (LOSS) ................................................................       584,041
                                                                                               ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

   Net realized gain (loss) on investments ..................................................    15,188,646
   Net change in unrealized appreciation (depreciation) on investments ......................     1,664,277
                                                                                               ------------
NET GAIN (LOSS) ON INVESTMENTS ..............................................................    16,852,923
                                                                                               ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............................  $ 17,436,964
                                                                                               ============

                        See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS


                                                                                   YEAR ENDED      YEAR ENDED
                                                                                  DECEMBER 31,     DECEMBER 31,
                                                                                      2006             2005
                                                                                 -------------    -------------
FROM OPERATIONS
   Net investment income (loss) ..............................................   $     584,041    $      83,630
   Net realized gain (loss) ..................................................      15,188,646       12,728,616
   Net change in unrealized appreciation (depreciation) ......................       1,664,277       (4,219,233)
                                                                                 -------------    -------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...............      17,436,964        8,593,013
                                                                                 -------------    -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .....................................................        (525,035)        (129,834)
   Net realized short-term gains .............................................        (539,574)      (1,366,716)
   Net realized long-term gains ..............................................     (15,381,578)      (7,378,096)
                                                                                 -------------    -------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS..................     (16,446,187)      (8,874,646)
                                                                                 -------------    -------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (872,031 and 680,996 shares, respectively) ..      12,845,848        9,775,721
   Net asset value of shares issued from reinvestment of distributions
      (1,157,240 and 629,282 shares, respectively) ...........................      16,446,187        8,874,646
   Cost of shares repurchased (1,397,678 and 887,940 shares, respectively) ...     (20,420,855)     (12,527,064)
                                                                                 -------------    -------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS..................       8,871,180        6,123,303
                                                                                 -------------    -------------
   NET INCREASE (DECREASE) IN NET ASSETS .....................................       9,861,957        5,841,670
NET ASSETS
   Beginning of period .......................................................     121,855,357      116,013,687
                                                                                 -------------    -------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
      OF $146,192 AND $83,631, RESPECTIVELY] .................................   $ 131,717,314    $ 121,855,357
                                                                                 =============    =============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                             YEAR ENDED DECEMBER 31,
                                                 ------------------------------------------------------------------------------
                                                    2006             2005              2004            2003            2002
                                                 -----------    --------------    --------------  --------------  -------------
Net asset value, beginning of period ..........  $     14.01    $        14.02    $        12.54  $         9.20  $       10.97
INCOME FROM INVESTMENT OPERATIONS

   Net investment income (loss) ...............         0.07(1)           0.01(1)           0.02            0.03           0.10
   Net realized and unrealized gain (loss) ....         1.98              1.08              2.51            3.72          (1.02)
                                                 -----------    --------------    --------------  --------------  -------------
      TOTAL FROM INVESTMENT OPERATIONS ........         2.05              1.09              2.53            3.75          (0.92)
                                                 -----------    --------------    --------------  --------------  -------------
LESS DISTRIBUTIONS

   Dividends from net investment income .......        (0.06)            (0.02)            (0.02)          (0.02)         (0.10)
   Distributions from net realized gains ......        (1.88)            (1.08)            (1.03)          (0.39)         (0.75)
                                                 -----------    --------------    --------------  --------------  -------------
      TOTAL DISTRIBUTIONS .....................        (1.94)            (1.10)            (1.05)          (0.41)         (0.85)
                                                 -----------    --------------    --------------  --------------  -------------
CHANGE IN NET ASSET VALUE .....................         0.11             (0.01)             1.48            3.34          (1.77)
                                                 -----------    --------------    --------------  --------------  -------------
NET ASSET VALUE, END OF PERIOD ................  $     14.12    $        14.01    $        14.02  $        12.54  $        9.20
                                                 ===========    ==============    ==============  ==============  =============
Total return ..................................        14.91%             7.73%            20.41%          40.97%         (8.55)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) ......  $   131,717    $      121,855    $      116,014  $       85,868  $      61,289
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses .....................         1.30%             1.30%             1.30%           1.30%          1.28%
   Gross operating expenses ...................         1.32%             1.33%             1.34%           1.37%          1.40%
   Net investment income (loss) ...............         0.46%             0.07%             0.25%           0.46%          1.12%
Portfolio turnover ............................           52%               37%               36%             29%            44%

(1) Computed using average shares outstanding.

                        See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGER, GERRY PAUL, CHAIRMAN, CHIEF INVESTMENT OFFICER -- SMALL & MID CAP VALUE EQUITIES

Q: HOW DID THE PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2006?

A: For the 12 month reporting period the Series returned 16.75%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 15.78% and the Russell 2000(R) Value Index, the Series' style-specific benchmark, returned 23.48%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: Equity markets rallied worldwide, with asset class returns increasing in line with their historical volatility. Emerging markets dramatically outperformed developed markets, and smaller-cap stocks dramatically outperformed large caps, in the fourth quarter and for the year as a whole. In the U.S., the Russell 2000(R) Index returned 8.9% in the quarter, bringing its gain for the year to 18.4%--outstripping the S&P 500's 6.7% advance for the quarter and 15.8% return for the year.

      In 2006, smaller-cap stock returns were in line with earnings growth, with little or no expansion in price-earnings multiples. But within the smaller-cap market, there were large differences by sector that reflected anticipated swings in economic data. Companies with earnings sensitive to capital spending and technology saw multiples contract considerably despite above-average earnings growth, as investors anticipated a drop in earnings due to an economic slowdown. In contrast, sectors perceived as stable, such as staples and utilities, enjoyed significant multiples expansion, driven in part by investors' perception that these sectors would see more stable earnings.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: The portfolio generated strong absolute returns for the year, modestly trailing the style-neutral benchmark, but lagging the Russell 2000(R) Value Index more substantially. Stock selection was responsible for most of this underperformance and was a detractor across most sectors, although it was more significant in technology and financial services. Returns from the portfolio's financial services stocks were primarily hurt by an underweight in Real Estate Investment Trusts (REITs), which benefited from investors' strong appetite for yield in the period. In technology, the portfolio's holdings saw a number of stocks underperform after delivering lower-than-expected earnings reports. Consumer discretionary stocks were contributors for the year, as a number of the portfolio's holdings showed better-than-expected earnings growth from company-specific restructuring initiatives.

      Much of the issue with adverse stock selection for the portfolio as a whole relates to currents in the broad market that have created anomalies in the returns to quality and value characteristics. Owing to investor complacency, fueled by a broad-based small-cap profit recovery, returns to stocks with attractive quality or value characteristics were well below historical norms in 2006.

      Sector selection had a small impact on relative performance for the year. The portfolio was helped by an underweight in financial services and an overweight in consumer staples stocks. It was hurt, on the other hand, by an overweight in auto and transportation stocks, which underperformed for the year in spite of a strong fourth quarter. An overweight position in consumer discretionary stocks and an underweight in utilities also contributed to the portfolio's underperformance.

                                                                    JANUARY 2007

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

   AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/06

                                                                      FROM
                                                                    INCEPTION
                                                                   11/20/00 TO
                                                1 YEAR   5 YEARS     12/31/06
   ----------------------------------------------------------------------------
   Sanford Bernstein Small-Cap Value Series      16.75%    15.16%        16.14%
   ----------------------------------------------------------------------------
   S&P 500(R) Index                              15.78%     6.19%         2.63%
   ----------------------------------------------------------------------------
   Russell 2000(R) Value Index                   23.48%    15.37%        16.57%
   ----------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 11/20/00 (inception of the series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                 GROWTH OF $10,000           PERIODS ENDING 12/31

[CHART OMITTED]
EDGAR REPRESENTATION OF DATA FOLLOWS:

              Bernstein Small Cap Value     Russell 2000(R) Value Index     S&P 500(R) Index
  11/20/00    $10,000                       $10,000                         $10,000
  12/29/00     10,644                        10,945                           9,844
  12/31/01     12,321                        12,479                           8,675
  12/31/02     11,269                        11,054                           6,758
  12/31/03     16,212                        16,141                           8,699
  12/31/04     19,888                        19,732                           9,643
  12/30/05     21,371                        20,661                          10,119
  12/29/06     24,950                        25,512                          11,715

For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

ABOUT YOUR SERIES EXPENSES (UNAUDITED)
(FOR THE SIX-MONTH PERIOD OF JUNE 30, 2006 TO DECEMBER 31, 2006)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Sanford Bernstein Small-Cap Value Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                           BEGINNING         ENDING        EXPENSES PAID
            SANFORD BERNSTEIN            ACCOUNT VALUE    ACCOUNT VALUE      DURING
            SMALL-CAP VALUE SERIES       JUNE 30, 2006  DECEMBER 31, 2006    PERIOD*
---------------------------------------  -------------  -----------------  -------------
Actual                                     $1,000.00        $1,074.90          $6.80
Hypothetical (5% return before expenses)    1,000.00         1,018.57           6.64

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 1.30%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (184) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                27%
Industrials                               19
Consumer Discretionary                    13
Materials                                 10
Information Technology                    10
Consumer Staples                           7
Health Care                                4
Other (includes short-term
investments)                              10

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2006

                                                                         SHARES          VALUE
                                                                        ---------    --------------
DOMESTIC COMMON STOCKS--91.6%
AGRICULTURAL PRODUCTS--0.7%
   Corn Products International, Inc. ................................      16,300    $      563,002
                                                                                     --------------
AIRLINES--1.9%
   Alaska Air Group, Inc. (b) .......................................      28,000         1,106,000
   Continental Airlines, Inc. Class B (b) ...........................      11,900           490,875
                                                                                     --------------
                                                                                          1,596,875
                                                                                     --------------
APPAREL RETAIL--0.8%
   Charming Shoppes, Inc. (b) .......................................      26,772           362,225
   Shoe Carnival, Inc. (b) ..........................................      10,500           331,800
                                                                                     --------------
                                                                                            694,025
                                                                                     --------------
APPAREL, ACCESSORIES & LUXURY GOODS--1.7%
   Phillips-Van Heusen Corp. ........................................      27,600         1,384,692
                                                                                     --------------
AUTO PARTS & EQUIPMENT--2.4%
   ArvinMeritor, Inc. ...............................................      56,800         1,035,464
   TRW Automotive Holdings Corp. (b) ................................      36,600           946,842
                                                                                     --------------
                                                                                          1,982,306
                                                                                     --------------
AUTOMOTIVE RETAIL--1.3%
   Sonic Automotive, Inc. ...........................................      36,250         1,052,700
                                                                                     --------------
COMMUNICATIONS EQUIPMENT--2.9%
   Andrew Corp. (b) .................................................      79,300           811,239
   Black Box Corp. ..................................................      12,800           537,472
   CommScope, Inc. (b) ..............................................      33,500         1,021,080
                                                                                     --------------
                                                                                          2,369,791
                                                                                     --------------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS--2.8%
   Accuride Corp. (b) ...............................................      84,875           955,692
   Commercial Vehicle Group, Inc.(b) ................................      19,000           414,200
   Terex Corp. (b) ..................................................      14,300           923,494
                                                                                     --------------
                                                                                          2,293,386
                                                                                     --------------
DATA PROCESSING & OUTSOURCED SERVICES--0.9%
   CSG Systems International, Inc. (b) ..............................      28,900           772,497
                                                                                     --------------
DEPARTMENT STORES--1.3%
   Saks, Inc. .......................................................      60,500         1,078,110
                                                                                     --------------
DIVERSIFIED BANKS--1.2%
   Susquehanna Bancshares, Inc. .....................................      38,200         1,026,816
                                                                                     --------------
DRUG RETAIL--0.9%
   Longs Drug Stores Corp. ..........................................      17,800           754,364
                                                                                     --------------
ELECTRIC UTILITIES--1.5%
   Northeast Utilities ..............................................      43,850         1,234,816
                                                                                     --------------

                                                                         SHARES          VALUE
                                                                        ---------    --------------
ELECTRICAL COMPONENTS & EQUIPMENT--1.9%
   Acuity Brands, Inc. ..............................................      14,100    $      733,764
   Regal-Beloit Corp. ...............................................      16,000           840,160
                                                                                     --------------
                                                                                          1,573,924
                                                                                     --------------
ELECTRONIC EQUIPMENT MANUFACTURERS--1.9%
   AVX Corp. ........................................................      13,600           201,144
   Checkpoint Systems, Inc. (b) .....................................      26,100           527,220
   Vishay Intertechnology, Inc. (b) .................................      63,400           858,436
                                                                                     --------------
                                                                                          1,586,800
                                                                                     --------------
ELECTRONIC MANUFACTURING SERVICES--1.8%
   CTS Corp. ........................................................      76,100         1,194,770
   Sanmina-SCI Corp. (b) ............................................      85,500           294,975
                                                                                     --------------
                                                                                          1,489,745
                                                                                     --------------
FOOD DISTRIBUTORS--1.1%
   Performance Food Group Co. (b) ...................................      33,900           936,996
                                                                                     --------------
FOOD RETAIL--1.0%
   Pathmark Stores, Inc. (b) ........................................      71,200           793,880
                                                                                     --------------
HEALTH CARE EQUIPMENT--2.2%
   CONMED Corp. (b) .................................................      30,000           693,600
   Datascope Corp. ..................................................      29,900         1,089,556
                                                                                     --------------
                                                                                          1,783,156
                                                                                     --------------
HEALTH CARE FACILITIES--2.0%
   Five Star Quality Care, Inc. (b) .................................      40,000           446,000
   Genesis Healthcare Corp. (b) .....................................      12,800           604,544
   Universal Health Services, Inc. Class B ..........................      10,900           604,187
                                                                                     --------------
                                                                                          1,654,731
                                                                                     --------------
HOME FURNISHINGS--0.7%
   Furniture Brands International, Inc. .............................      36,300           589,149
                                                                                     --------------
INDUSTRIAL MACHINERY--4.5%
   Briggs & Stratton Corp. ..........................................      34,800           937,860
   Columbus McKinnon Corp. (b) ......................................      55,300         1,162,406
   Kennametal, Inc. .................................................      16,700           982,795
   Robbins & Myers, Inc. ............................................      14,400           661,248
                                                                                     --------------
                                                                                          3,744,309
                                                                                     --------------
INTEGRATED TELECOMMUNICATION SERVICES--1.7%
   Eschelon Telecom, Inc. (b) .......................................      15,300           303,093
   General Communication, Inc. Class A (b) ..........................      70,500         1,108,965
                                                                                     --------------
                                                                                          1,412,058
                                                                                     --------------
INVESTMENT BANKING & BROKERAGE--1.1%
   Edwards (A.G.), Inc. .............................................      14,100           892,389
                                                                                     --------------

                        See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

                                                                         SHARES          VALUE
                                                                        ---------    --------------
LEISURE FACILITIES--1.2%
   Six Flags, Inc. (b) ..............................................      35,000    $      183,400
   Vail Resorts, Inc. (b) ...........................................      18,900           847,098
                                                                                     --------------
                                                                                          1,030,498
                                                                                     --------------
LEISURE PRODUCTS--0.2%
   Steinway Musical Instruments, Inc. (b) ...........................       5,750           178,538
                                                                                     --------------
LIFE & HEALTH INSURANCE--1.3%
   StanCorp Financial Group, Inc. ...................................      23,400         1,054,170
                                                                                     --------------
LIFE SCIENCES TOOLS & SERVICES--1.2%
   PerkinElmer, Inc. ................................................      44,000           978,120
                                                                                     --------------
METAL & GLASS CONTAINERS--2.1%
   Myers Industries, Inc. ...........................................      37,600           588,816
   Silgan Holdings, Inc. ............................................      26,400         1,159,488
                                                                                     --------------
                                                                                          1,748,304
                                                                                     --------------
MULTI-LINE INSURANCE--0.4%
   American National Insurance Co. ..................................       2,700           308,097
                                                                                     --------------
MULTI-UTILITIES--1.0%
   Puget Energy, Inc. ...............................................      33,900           859,704
                                                                                     --------------
OFFICE SERVICES & SUPPLIES--1.5%
   IKON Office Solutions, Inc. ......................................      75,200         1,231,024
                                                                                     --------------
OIL & GAS DRILLING--0.2%
   TODCO (b) ........................................................       4,300           146,931
                                                                                     --------------
OIL & GAS EQUIPMENT & SERVICES--2.0%
   Bristow Group, Inc. (b) ..........................................       5,400           194,886
   Hanover Compressor Co. (b) .......................................      53,600         1,012,504
   Oil States International, Inc. (b) ...............................      14,200           457,666
                                                                                     --------------
                                                                                          1,665,056
                                                                                     --------------
OIL & GAS EXPLORATION & PRODUCTION--0.7%
   Plains Exploration & Production Co. (b) ..........................      12,500           594,125
                                                                                     --------------
PACKAGED FOODS & MEATS--1.9%
   J & J Snack Foods Corp. ..........................................      14,000           579,600
   Premium Standard Farms, Inc. .....................................      55,400         1,028,778
                                                                                     --------------
                                                                                          1,608,378
                                                                                     --------------
PAPER PACKAGING--0.6%
   Rock-Tenn Co. Class A ............................................      18,300           496,113
                                                                                     --------------
PAPER PRODUCTS--0.9%
   Schweitzer-Mauduit International, Inc. ...........................      27,525           717,026
                                                                                     --------------
PROPERTY & CASUALTY INSURANCE--3.1%
   American Physicians Capital, Inc. (b) ............................      33,450         1,339,338
   Harleysville Group, Inc. .........................................      34,400         1,197,808
                                                                                     --------------
                                                                                          2,537,146
                                                                                     --------------
PUBLISHING--0.3%
   Reader's Digest Association, Inc. (The) ..........................      13,800           230,460
                                                                                     --------------
REGIONAL BANKS--5.6%
   AmericanWest Bancorp .............................................      16,500           399,630
   Banner Corp. .....................................................      18,600           824,724
   Central Pacific Financial Corp. ..................................      22,900           887,604
   Community Bank System, Inc. ......................................      17,600           404,800
   First Indiana Corp. ..............................................      23,000           583,280
   Trustmark Corp. ..................................................      31,500         1,030,365
   Whitney Holding Corp. ............................................      15,600           508,872
                                                                                     --------------
                                                                                          4,639,275
                                                                                     --------------
RESIDENTIAL REITS--0.9%
   Mid-America Apartment Communities, Inc. ..........................      12,400           709,776
                                                                                     --------------

                                                                         SHARES           VALUE
                                                                        ---------    --------------
RESTAURANTS--2.1%
   Jack in the Box, Inc. (b) ........................................      14,200    $      866,768
   Papa John's International, Inc. (b) ..............................      29,900           867,399
                                                                                     --------------
                                                                                          1,734,167
                                                                                     --------------
SEMICONDUCTORS--1.4%
   Lattice Semiconductor Corp. (b) ..................................      62,900           407,592
   Zoran Corp. (b) ..................................................      50,300           733,374
                                                                                     --------------
                                                                                          1,140,966
                                                                                     --------------
SPECIALIZED CONSUMER SERVICES--0.7%
   Steiner Leisure Ltd. (b) .........................................      13,500           614,250
                                                                                     --------------
SPECIALIZED REITS--3.8%
   Digital Realty Trust, Inc. .......................................      29,600         1,013,208
   Equity Inns, Inc. ................................................      47,700           761,292
   FelCor Lodging Trust, Inc. .......................................      45,800         1,000,272
   Strategic Hotels & Resorts, Inc. .................................      18,500           403,115
                                                                                     --------------
                                                                                          3,177,887
                                                                                     --------------
SPECIALTY CHEMICALS--3.0%
   Albemarle Corp. ..................................................       8,000           574,400
   Cytec Industries, Inc. ...........................................      18,700         1,056,737
   Rockwood Holdings, Inc. (b) ......................................      34,000           858,840
                                                                                     --------------
                                                                                          2,489,977
                                                                                     --------------
STEEL--3.8%
   Chaparral Steel Co. ..............................................      17,000           752,590
   Commercial Metals Co. ............................................      41,600         1,073,280
   Reliance Steel & Aluminum Co. ....................................      15,200           598,576
   Steel Dynamics, Inc. .............................................      22,800           739,860
                                                                                     --------------
                                                                                          3,164,306
                                                                                     --------------
TECHNOLOGY DISTRIBUTORS--0.5%
   Global Imaging Systems, Inc. (b) .................................      18,400           403,880
                                                                                     --------------
THRIFTS & MORTGAGE FINANCE--3.5%
   Astoria Financial Corp. ..........................................      33,750         1,017,900
   Provident Financial Services, Inc. ...............................      50,300           911,939
   Webster Financial Corp. ..........................................      19,900           969,528
                                                                                     --------------
                                                                                          2,899,367
                                                                                     --------------
TOBACCO--1.5%
   Universal Corp. ..................................................      25,500         1,249,755
                                                                                     --------------
TRADING COMPANIES & DISTRIBUTORS--1.5%
   GATX Corp. .......................................................      27,800         1,204,574
                                                                                     --------------
TRUCKING--4.5%
   Arkansas Best Corp. ..............................................      15,000           540,000
   Con-Way, Inc. ....................................................      17,900           788,316
   Dollar Thrifty Automotive Group, Inc. (b) ........................      34,000         1,550,740
   Laidlaw International, Inc. ......................................      28,800           876,384
                                                                                     --------------
                                                                                          3,755,440
                                                                                     --------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $62,367,882) ....................................                    75,827,827
                                                                                     --------------
FOREIGN COMMON STOCKS(c)--5.6%
BROADCASTING & CABLE TV--0.2%
   Corus Entertainment, Inc. Class B (Canada) .......................       6,000           215,760
                                                                                     --------------
ELECTRONIC MANUFACTURING SERVICES--0.5%
   Celestica, Inc. (Canada) (b) .....................................      55,060           430,019
                                                                                     --------------
PROPERTY & CASUALTY INSURANCE--1.3%
   Aspen Insurance Holdings Ltd. (United States) ....................      40,700         1,072,852
                                                                                     --------------

                        See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

                                                                         SHARES          VALUE
                                                                        ---------    --------------
REINSURANCE--3.6%
   Arch Capital Group Ltd. (United States) (b) ......................      23,100    $    1,561,791
   PartnerRe Ltd. (United States) ...................................       2,900           205,987
   Platinum Underwriters Holdings Ltd. (United States) ..............      38,400         1,188,096
                                                                                     --------------
                                                                                          2,955,874
                                                                                     --------------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $4,350,058) ..................................................        4,674,505
                                                                                     --------------
TOTAL LONG TERM INVESTMENTS--97.2%
   (Identified Cost $66,717,940) .................................................       80,502,332
                                                                                     --------------
SHORT-TERM INVESTMENTS--2.9%
MONEY MARKET MUTUAL FUNDS--2.9%
   SSgA Money Market Fund
     (4.99% seven day effective yield) ..............................   2,392,173         2,392,173
                                                                                     --------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $2,392,173) ..................................................        2,392,173
                                                                                     --------------
TOTAL INVESTMENTS--100.1%
   (Identified cost $69,110,113) .................................................       82,894,505(a)
   Other assets and liabilities, net--(0.1)% .....................................         (123,937)
                                                                                     --------------
NET ASSETS--100.0% ...............................................................   $   82,770,568
                                                                                     ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $15,680,054 and gross depreciation of $1,895,662 for federal income tax purposes. At December 31, 2006, the aggregate cost of securities for federal income tax purposes was $69,110,113.

(b)   Non-income producing.

(c) A common stock is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

                        See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

ASSETS
Investment securities at value, (Identified cost $69,110,113) ....  $82,894,505
Receivables
   Dividends and interest ........................................       99,750
   Fund shares sold ..............................................       40,888
Prepaid expenses .................................................        9,462
Other assets .....................................................        2,968
                                                                    -----------
      Total assets ...............................................   83,047,573
                                                                    -----------
LIABILITIES
Payables
   Investment securities purchased ...............................      137,656
   Fund shares repurchased .......................................        2,126
   Investment advisory fee .......................................       78,399
   Professional fee ..............................................       25,232
   Administration fee ............................................       10,807
   Service fee ...................................................        4,554
   Trustee deferred compensation plan ............................        2,968
   Trustees' fee .................................................        2,393
   Other accrued expenses ........................................       12,870
                                                                    -----------
      Total liabilities ..........................................      277,005
                                                                    -----------
NET ASSETS .......................................................  $82,770,568
                                                                    ===========
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ..............  $67,437,824
   Undistributed net investment income ...........................        3,215
   Accumulated net realized gain .................................    1,545,137
   Net unrealized appreciation ...................................   13,784,392
                                                                    -----------
NET ASSETS .......................................................  $82,770,568
                                                                    ===========
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization .......................................    4,859,072
                                                                    s==========
Net asset value and offering price per share .....................  $     17.03
                                                                    ===========

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME
   Dividends .....................................................  $ 1,077,169
   Interest ......................................................       85,112
   Foreign taxes withheld ........................................         (424)
                                                                    -----------
      Total investment income ....................................    1,161,857
                                                                    -----------
EXPENSES
   Investment advisory fee .......................................      806,562
   Financial agent fee ...........................................       33,608
   Administration fee ............................................       34,101
   Service fee ...................................................       49,930
   Professional ..................................................       31,294
   Printing ......................................................       30,993
   Trustees ......................................................       16,682
   Custodian .....................................................       14,921
   Miscellaneous .................................................       21,091
                                                                    -----------
      Total expenses .............................................    1,039,182
   Less expenses reimbursed by investment advisor ................      (40,071)
   Custodian fees paid indirectly ................................         (389)
                                                                    -----------
      Net expenses ...............................................      998,722
                                                                    -----------
NET INVESTMENT INCOME (LOSS) .....................................      163,135
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments .......................   11,140,199
   Net change in unrealized appreciation (depreciation)
      on investments .............................................      467,139
                                                                    -----------
NET GAIN (LOSS) ON INVESTMENTS ...................................   11,607,338
                                                                    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..  $11,770,473
                                                                    ===========

                       See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                           YEAR ENDED       YEAR ENDED
                                                                                           DECEMBER 31,     DECEMBER 31,
                                                                                              2006              2005
                                                                                        ---------------   --------------
FROM OPERATIONS
   Net investment income (loss) .....................................................   $       163,135   $     (128,347)
   Net realized gain (loss) .........................................................        11,140,199        6,002,143
   Net change in unrealized appreciation (depreciation) .............................           467,139       (1,309,214)
                                                                                        ---------------   --------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......................        11,770,473        4,564,582
                                                                                        ---------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ............................................................          (171,608)              --
   Net realized short-term gains ....................................................          (674,713)        (633,711)
   Net realized long-term gains .....................................................       (11,124,817)      (3,273,992)
                                                                                        ---------------   --------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ........................       (11,971,138)      (3,907,703)
                                                                                        ---------------   --------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (578,516 and 693,563 shares, respectively) .........        10,537,899       12,090,165
   Net asset value of shares issued from reinvestment of distributions
      (693,682 and 227,677 shares, respectively) ....................................        11,971,138        3,907,703
   Cost of shares repurchased (668,310 and 716,388 shares, respectively) ............       (11,960,041)     (12,017,455)
                                                                                        ---------------   --------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ........................        10,548,996        3,980,413
                                                                                        ---------------   --------------
   NET INCREASE (DECREASE) IN NET ASSETS ............................................        10,348,331        4,637,292
NET ASSETS
   Beginning of period ..............................................................        72,422,237       67,784,945
                                                                                        ---------------   --------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET
      INVESTMENT INCOME OF $3,215 AND $0,RESPECTIVELY] ..............................   $    82,770,568   $   72,422,237
                                                                                        ===============   ==============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                YEAR ENDED DECEMBER 31,
                                                        ------------------------------------------------------------------------
                                                             2006           2005            2004            2003         2002
                                                        -------------  --------------  --------------  -------------  ----------
Net asset value, beginning of period .................  $    17.02     $    16.74      $    14.84      $    10.50     $    12.08
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ......................        0.04(1)       (0.03)(1)       (0.03)(1)        0.02(1)        0.06
   Net realized and unrealized gain (loss) ...........        2.77           1.28            3.39            4.57          (1.09)
                                                        ----------     ----------      ----------      ----------     ----------
      TOTAL FROM INVESTMENT OPERATIONS ...............        2.81           1.25            3.36            4.59          (1.03)
                                                        ----------     ----------      ----------      ----------     ----------
LESS DISTRIBUTIONS
   Dividends from net investment income ..............       (0.04)            --              --              --          (0.06)
   Distributions from net realized gains .............       (2.76)         (0.97)          (1.46)          (0.25)         (0.49)
                                                        ----------     ----------      ----------      ----------     ----------
      TOTAL DISTRIBUTIONS ............................       (2.80)         (0.97)          (1.46)          (0.25)         (0.55)
                                                        ----------     ----------      ----------      ----------     ----------
CHANGE IN NET ASSET VALUE ............................        0.01           0.28            1.90            4.34          (1.58)
                                                        ----------     ----------      ----------      ----------     ----------
NET ASSET VALUE, END OF PERIOD .......................  $    17.03     $    17.02      $    16.74      $    14.84     $    10.50
                                                        ==========     ==========      ==========      ==========     ==========
Total return .........................................       16.75%          7.46%          22.67%          43.86%         (8.54)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)..............  $   82,771     $   72,422      $   67,785      $   48,756     $   32,968

RATIO TO AVERAGE NET ASSETS OF:

   Net operating expenses ............................        1.30%          1.30%           1.30%           1.30%          1.29%
   Gross operating expenses ..........................        1.35%          1.40%           1.43%           1.52%          1.64%
   Net investment income (loss) ......................        0.21%         (0.19)%         (0.22)%          0.14%          0.86%
Portfolio turnover ...................................          55%            32%             44%             36%            40%

(1)   Computed using average shares outstanding.

                       See Notes to Financial Statements

                       PHOENIX-VAN KAMPEN COMSTOCK SERIES
                 (FORMERLY PHOENIX-ENGEMANN VALUE EQUITY SERIES)

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE PHOENIX-VAN KAMPEN COMSTOCK SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2006?

A: For the 12 month reporting period the Series returned 20.90%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 15.78% and the Russell 1000(R) Value Index, the Series' style-specific benchmark, returned 22.25%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: In May, as the current portfolio management team began managing the Series, concerns about slowing economic growth and rising inflation overshadowed the stock markets and led to especially volatile conditions in the second quarter of 2006. However, sentiment brightened in July, as investors began to anticipate a pause in the Federal Open Market Committee's (the "Fed") two-year cycle of monetary tightening. The Fed did leave its target federal funds rate unchanged for the second half of 2006, a decision that was well regarded by the markets.

Despite disappointing third quarter gross domestic product (GDP) growth, a downward revision in the second quarter GDP, a new record high for oil prices and rising interest rates, the economy continued to grow at a slower, but respectable, rate and inflation remained in check. Abating recession fears fueled strong stock performance, especially in the latter months of 2006. Moreover, robust global merger and acquisition activity, stock buybacks, dividend increases and generally healthy corporate balance sheets continued to support investors' enthusiasm for stocks.

Despite these favorable conditions, throughout 2006, leadership within the Russell 1000(R) Value Index was very narrow--with gains being driven largely by a few large-cap energy stocks and strength in the cyclical, commodity-driven sectors. As a result, very few large-cap value fund managers were able to beat the Russell 1000 Value Index in 2006.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: During the eight-month period that the Series was managed by Van Kampen, the health care, materials and energy sectors were the largest detractors from the Series' performance relative to the Russell 1000 Value Index. Within the health care sector, the Series' long-standing emphasis on large-cap pharmaceutical stocks was a drag on performance, as investors began to anticipate the Democrats taking control of both the House and Senate in the mid-term elections. The main concern for drug companies is that potential Medicare reform could allow the government to be involved in the negotiation of drug pricing; however, given the president's veto power, actual legislation likely remains in the distant future. The Series lacked exposure to those basic materials stocks with a high degree of exposure to the rising demand from China and other developing economies. In the energy sector, compelling valuations remained sparse in our view and, as a result, the Series maintained a significant underweight in the sector.

Relative to the Russell 1000 Value Index, the Series did, however, achieve positive performance from the consumer discretionary sector during the eight-month period. Here, select media stocks produced strong gains due to favorable company-specific news.

By comparison, the Series outperformed the broad-based S&P 500(R) Index during the eight-month period. The Series' exposure to the consumer discretionary, telecommunication services and information technology sectors proved beneficial, whereas the materials and energy sectors were a drag on performance.

                                                                    JANUARY 2007

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                       PHOENIX-VAN KAMPEN COMSTOCK SERIES
                 (FORMERLY PHOENIX-ENGEMANN VALUE EQUITY SERIES)

      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/06

                                                                      FROM
                                                                   INCEPTION
                                                                   3/2/98 TO
                                       1 YEAR         5 YEARS       12/31/06
      ----------------------------------------------------------------------
      Van Kampen Comstock Series        20.90%          6.84%         8.64%
      ----------------------------------------------------------------------
      S&P 500(R) Index                  15.78%          6.19%         5.14%
      ----------------------------------------------------------------------
      Russell 1000(R) Value Index       22.25%          10.86%        8.11%
      ----------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 3/2/98 (inception of the series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                 GROWTH OF $10,000           PERIODS ENDING 12/31

[CHART OMITTED]
EDGAR REPRESENTATION OF DATA FOLLOWS:

               Van Kampen
               Comstock Edge     Russell 1000(R) Value Index    S&P 500(R) Index
  3/2/98       $10,000           $10,000                        $10,000
  12/31/98      11,079            10,965                         11,895
  12/31/99      13,775            11,771                         14,409
  12/29/00      18,205            12,597                         13,086
  12/31/01      14,935            11,893                         11,532
  12/31/02      11,660            10,047                          8,983
  12/31/03      14,443            13,064                         11,562
  12/31/04      16,309            15,218                         12,818
  12/30/05      17,194            16,292                         13,450
  12/29/06      20,787            19,916                         15,572


For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                       PHOENIX-VAN KAMPEN COMSTOCK SERIES
                 (FORMERLY PHOENIX-ENGEMANN VALUE EQUITY SERIES)

ABOUT YOUR SERIES EXPENSES (UNAUDITED)
(FOR THE SIX-MONTH PERIOD OF JUNE 30, 2006 TO DECEMBER 31, 2006)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Van Kampen Comstock Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                                    BEGINNING            ENDING        EXPENSES PAID
                                                  ACCOUNT VALUE      ACCOUNT VALUE         DURING
VAN KAMPEN COMSTOCK SERIES                        JUNE 30, 2006    DECEMBER 31, 2006      PERIOD*
----------------------------------------          -------------    -----------------   -------------
Actual                                              $1,000.00          $1,119.70            $5.08

Hypothetical (5% return before expenses)             1,000.00           1,020.36             4.85

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.95%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (184) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                       PHOENIX-VAN KAMPEN COMSTOCK SERIES
                 (FORMERLY PHOENIX-ENGEMANN VALUE EQUITY SERIES)

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/06
--------------------------------------------------------------------------------
As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                27%
Health Care                               17
Consumer Staples                          14
Consumer Discretionary                    11
Materials                                  9
Telecommunication Staples                  7
Information Technology                     6
Other (includes short-term investments)    9

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2006

                                                                    SHARES           VALUE
                                                                 -----------     -------------
DOMESTIC COMMON STOCKS--84.1%
AIRLINES--0.0%
   Southwest Airlines Co. ....................................         2,100     $      32,172
                                                                                 -------------
ALUMINUM--2.3%
   Alcoa, Inc. ...............................................        81,300         2,439,813
                                                                                 -------------
ASSET MANAGEMENT & CUSTODY BANKS--1.3%
   Bank of New York Co., Inc. (The) ..........................        35,500         1,397,635
                                                                                 -------------

BREWERS--0.6%
   Anheuser-Busch Cos., Inc. .................................        14,000           688,800
                                                                                 -------------

BROADCASTING & CABLE TV--3.5%
   Clear Channel Communications, Inc. ........................        24,999           888,465
   Comcast Corp. Class A (b) .................................        48,200         2,040,306
   Liberty Media Corp. Series A (b) ..........................         8,895           871,532
                                                                                 -------------
                                                                                     3,800,303
                                                                                 -------------

CATALOG RETAIL--0.9%
   Liberty Media Corp. (b) ...................................        44,375           957,169
                                                                                 -------------

COMMUNICATIONS EQUIPMENT--0.5%
   Cisco Systems, Inc. (b) ...................................        20,900           571,197
                                                                                 -------------

COMPUTER HARDWARE--2.3%
   Dell, Inc. (b) ............................................        50,800         1,274,572
   Hewlett-Packard Co. .......................................        10,400           428,376
   International Business Machines Corp. .....................         8,000           777,200
                                                                                 -------------
                                                                                     2,480,148
                                                                                 -------------

DATA PROCESSING & OUTSOURCED SERVICES--1.0%
   Affiliated Computer Services, Inc. Class A (b) ............         6,300           307,692
   First Data Corp. ..........................................        17,200           438,944
   Western Union Co. (The) ...................................        17,200           385,624
                                                                                 -------------
                                                                                     1,132,260
                                                                                 -------------

DIVERSIFIED BANKS--4.3%
   U.S. Bancorp ..............................................        13,900           503,041
   Wachovia Corp. ............................................        42,500         2,420,375
   Wells Fargo & Co. .........................................        48,600         1,728,216
                                                                                 -------------
                                                                                     4,651,632
                                                                                 -------------

DIVERSIFIED CHEMICALS--2.6%
   Du Pont (E.I.) de Nemours & Co. ...........................        57,900         2,820,309
                                                                                 -------------
DRUG RETAIL--1.0%
   CVS Corp. .................................................        36,300         1,122,033
                                                                                 -------------

ELECTRIC UTILITIES--0.8%
   American Electric Power Co., Inc. .........................        20,900           889,922
                                                                                 -------------

                                                                    SHARES           VALUE
                                                                 -----------     -------------
HEALTH CARE DISTRIBUTORS--0.8%
   Cardinal Health, Inc. .....................................        13,700     $     882,691
                                                                                 -------------

HEALTH CARE EQUIPMENT--0.7%
   Boston Scientific Corp. (b) ...............................        47,000           807,460
                                                                                 -------------

HOME IMPROVEMENT RETAIL--0.3%
   Lowe's Cos., Inc. .........................................        11,600           361,340
                                                                                 -------------

HOUSEHOLD PRODUCTS--2.0%
   Kimberly-Clark Corp. ......................................        31,500         2,140,425
                                                                                 -------------

HYPERMARKETS & SUPER CENTERS--2.1%
   Wal-Mart Stores, Inc. .....................................        48,800         2,253,584
                                                                                 -------------

INDUSTRIAL CONGLOMERATES--0.6%
   General Electric Co. ......................................        17,800           662,338
                                                                                 -------------

INTEGRATED TELECOMMUNICATION SERVICES--6.4%
   AT&T, Inc. ................................................        88,500         3,163,875
   Embarq Corp. ..............................................         2,070           108,799
   Verizon Communications, Inc. ..............................        98,400         3,664,416
                                                                                 -------------
                                                                                     6,937,090
                                                                                 -------------

INVESTMENT BANKING & BROKERAGE--1.3%
   Merrill Lynch & Co., Inc. .................................        14,800         1,377,880
                                                                                 -------------
LIFE & HEALTH INSURANCE--1.8%
   AFLAC, Inc. ...............................................        11,200           515,200
   MetLife, Inc. .............................................        13,200           778,932
   Torchmark Corp. ...........................................         9,800           624,848
                                                                                 -------------
                                                                                     1,918,980
                                                                                 -------------

MOVIES & ENTERTAINMENT--5.3%
   News Corp. Class B ........................................        43,800           974,988
   Time Warner, Inc. .........................................       108,900         2,371,842
   Viacom, Inc. Class B (b) ..................................        43,900         1,801,217
   Walt Disney Co. (The) .....................................        17,800           610,006
                                                                                 -------------
                                                                                     5,758,053
                                                                                 -------------

MULTI-LINE INSURANCE--1.6%
   American International Group, Inc. ........................        14,800         1,060,568
   Genworth Financial, Inc. Class A ..........................         9,700           331,837
   Hartford Financial Services Group, Inc. (The) .............         3,800           354,578
                                                                                 -------------
                                                                                     1,746,983
                                                                                 -------------

OTHER DIVERSIFIED FINANCIAL SERVICES--8.5%
   Bank of America Corp. .....................................        69,900         3,731,961
   Citigroup, Inc. ...........................................        74,100         4,127,370
   JPMorgan Chase & Co. ......................................        26,600         1,284,780
                                                                                 -------------
                                                                                     9,144,111
                                                                                 -------------

                        See Notes to Financial Statements

                       PHOENIX-VAN KAMPEN COMSTOCK SERIES
                (FORMERLY PHOENIX-ENGEMANN VALUE EQUITY SERIES)

                                                                    SHARES           VALUE
                                                                 -----------     -------------
PACKAGED FOODS & MEATS--1.4%
   Kraft Foods, Inc. Class A .................................        41,200     $   1,470,840
                                                                                 -------------

PAPER PRODUCTS--3.2%
   International Paper Co. ...................................       101,400         3,457,740
                                                                                 -------------

PHARMACEUTICALS--11.2%
   Abbott Laboratories .......................................        26,800         1,305,428
   Bristol-Myers Squibb Co. ..................................       115,400         3,037,328
   Lilly (Eli) & Co. .........................................        33,700         1,755,770
   Pfizer, Inc. ..............................................        66,400         1,719,760
   Schering-Plough Corp. .....................................        92,400         2,184,336
   Wyeth .....................................................        40,500         2,062,260
                                                                                 -------------
                                                                                    12,064,882
                                                                                 -------------

PROPERTY & CASUALTY INSURANCE--3.5%
   Berkshire Hathaway, Inc. Class A (b) ......................             7           769,930
   Chubb Corp. (The) .........................................        36,500         1,931,215
   St. Paul Travelers Cos., Inc. (The) .......................        20,600         1,106,014
                                                                                 -------------
                                                                                     3,807,159
                                                                                 -------------

PUBLISHING--0.5%
   Gannett Co., Inc. .........................................         8,100           489,726
                                                                                 -------------
REGIONAL BANKS--1.3%

   PNC Financial Services Group, Inc. (The) ..................        14,800         1,095,792
   SunTrust Banks, Inc. ......................................         3,900           329,355
                                                                                 -------------
                                                                                     1,425,147
                                                                                 -------------

SEMICONDUCTOR EQUIPMENT--0.5%
   KLA-Tencor Corp. ..........................................        10,800           537,300
                                                                                 -------------
SEMICONDUCTORS--1.3%
   Intel Corp. ...............................................        48,600           984,150
   Texas Instruments, Inc. ...................................        14,300           411,840
                                                                                 -------------
                                                                                     1,395,990
                                                                                 -------------

SOFT DRINKS--1.9%
   Coca-Cola Co. (The) .......................................        42,000         2,026,500
                                                                                 -------------

SPECIALTY CHEMICALS--0.8%
   Rohm and Haas Co. .........................................        16,200           828,144
                                                                                 -------------

SYSTEMS SOFTWARE--0.8%
   McAfee, Inc. (b) ..........................................        14,600           414,348
   Microsoft Corp. ...........................................        15,500           462,830
                                                                                 -------------
                                                                                       877,178
                                                                                 -------------

THRIFTS & MORTGAGE FINANCE--3.1%
   Fannie Mae ................................................         9,000           534,510
   Freddie Mac ...............................................        42,100         2,858,590
                                                                                 -------------
                                                                                     3,393,100
                                                                                 -------------

TOBACCO--1.6%
   Altria Group, Inc. ........................................        20,200         1,733,564
                                                                                 -------------

WIRELESS TELECOMMUNICATION SERVICES--0.5%
   Sprint Nextel Corp. .......................................        28,300           534,587
                                                                                 -------------

TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $79,118,527) ...........................................        91,016,185
                                                                                 -------------

                                                                    SHARES           VALUE
                                                                 -----------     -------------
FOREIGN COMMON STOCKS(c) --8.5%
DIVERSIFIED BANKS--0.2%
   Barclays plc Sponsored ADR (United Kingdom) ...............         4,100     $     238,374
                                                                                 -------------

INTEGRATED OIL & GAS--0.5%
   Total SA Sponsored ADR (France) ...........................         7,400           532,208
                                                                                 -------------

PACKAGED FOODS & MEATS--3.1%
   Cadbury Schweppes plc Sponsored ADR
     (United Kingdom) ........................................        30,800         1,322,244
   Unilever N.V. NY Registered Shares (Netherlands) ..........        73,400         2,000,150
                                                                                 -------------
                                                                                     3,322,394
                                                                                 -------------

PHARMACEUTICALS--4.7%
   GlaxoSmithKline plc ADR (United Kingdom) ..................        43,900         2,316,164
   Roche Holding AG Sponsored ADR (Switzerland) ..............        19,900         1,781,006
   Sanofi-Aventis ADR (France) ...............................        21,500           992,655
                                                                                 -------------
                                                                                     5,089,825
                                                                                 -------------

TOTAL FOREIGN COMMON STOCKS
   (Identified cost $8,501,701) ............................................         9,182,801
                                                                                 -------------

TOTAL LONG TERM INVESTMENTS--92.6%
   (Identified Cost $87,620,228) ...........................................       100,198,986
                                                                                 -------------

                                                                    PAR
                                                                   VALUE
                                                                   (000)
                                                                 -----------
SHORT-TERM INVESTMENTS--7.5%
FEDERAL AGENCY SECURITIES(d)--7.5%
   FNMA 4.80%, 1/2/07 ........................................   $     8,100         8,098,920
                                                                                 -------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $8,098,920) ............................................         8,098,920
                                                                                 -------------

TOTAL INVESTMENTS--100.1%
   (Identified cost $95,719,148) ...........................................       108,297,906(a)
   Other assets and liabilities, net--(0.1)% ...............................           (88,722)
                                                                                 -------------
NET ASSETS--100.0% .........................................................     $ 108,209,184
                                                                                 =============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $13,533,324 and gross depreciation of $1,298,018 for federal income tax purposes. At December 31, 2006, the aggregate cost of securities for federal income tax purposes was $96,062,600.

(b)   Non-income producing.

(c) A common stock is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

(d)   The rate shown is the discount rate.

                        See Notes to Financial Statements

                       PHOENIX-VAN KAMPEN COMSTOCK SERIES

                (FORMERLY PHOENIX-ENGEMANN VALUE EQUITY SERIES)

ASSETS
Investment securities at value, (Identified cost $95,719,148) ...................   $  108,297,906
Cash ............................................................................           80,232
Receivables
   Dividends ....................................................................          109,510
   Investment securities sold ...................................................           87,562
   Tax reclaims .................................................................            4,550
   Fund shares sold .............................................................              585
Prepaid expenses ................................................................           12,713
Other assets ....................................................................            3,866
                                                                                    --------------
     Total assets ...............................................................      108,596,924
                                                                                    --------------

LIABILITIES
   Payables
   Fund shares repurchased ......................................................          240,277
   Investment advisory fee ......................................................           70,418
   Professional fee .............................................................           25,288
   Administration fee ...........................................................           14,694
   Service fee ..................................................................            5,934
   Trustee deferred compensation plan ...........................................            3,866
   Trustees' fee ................................................................            3,273
   Other accrued expenses .......................................................           23,990
                                                                                    --------------
     Total liabilities ..........................................................          387,740
                                                                                    --------------
NET ASSETS ......................................................................   $  108,209,184
                                                                                    ==============

NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest .............................   $   94,672,686
   Undistributed net investment income ..........................................            6,429
   Accumulated net realized gain ................................................          951,311
   Net unrealized appreciation ..................................................       12,578,758
                                                                                    --------------
NET ASSETS ......................................................................   $  108,209,184
                                                                                    ==============
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization ......................................................        7,890,401
                                                                                    ==============
Net asset value and offering price per share ....................................   $        13.71
                                                                                    ==============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME
   Dividends ....................................................................   $    2,391,066
   Interest .....................................................................          232,336
   Foreign taxes withheld .......................................................          (31,875)
                                                                                    --------------
     Total investment income ....................................................        2,591,527
                                                                                    --------------

EXPENSES
   Investment advisory fee ......................................................          740,435
   Financial agent fee ..........................................................           41,859
   Administration fee ...........................................................           46,403
   Service fee ..................................................................           68,754
   Printing .....................................................................           43,790
   Professional .................................................................           32,355
   Trustees .....................................................................           19,805
   Custodian                                                                                33,909
   Miscellaneous ................................................................           30,283
                                                                                    --------------
     Total expenses .............................................................        1,057,593
   Less expenses reimbursed by investment advisor ...............................          (50,767)
   Custodian fees paid indirectly ...............................................           (1,895)
                                                                                    --------------
     Net expenses ...............................................................        1,004,931
                                                                                    --------------
NET INVESTMENT INCOME (LOSS) ....................................................        1,586,596
                                                                                    --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ......................................       20,002,834
   Net change in unrealized appreciation (depreciation)
     on investments .............................................................       (1,469,499)
   Net change in unrealized appreciation (depreciation) on foreign currency
     translations ...............................................................               59
                                                                                    --------------
NET GAIN (LOSS) ON INVESTMENTS ..................................................       18,533,394
                                                                                    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................   $   20,119,990
                                                                                    ==============

                        See Notes to Financial Statements

                       PHOENIX-VAN KAMPEN COMSTOCK SERIES
                 (FORMERLY PHOENIX-ENGEMANN VALUE EQUITY SERIES)

STATEMENT OF CHANGES IN NET ASSETS

                                                                                      YEAR ENDED         YEAR ENDED
                                                                                     DECEMBER 31,       DECEMBER 31,
                                                                                         2006              2005
                                                                                    --------------    ---------------
FROM OPERATIONS
   Net investment income (loss) .................................................   $    1,586,596    $     1,489,497
   Net realized gain (loss) .....................................................       20,002,834          9,812,099
   Net change in unrealized appreciation (depreciation) .........................       (1,469,440)        (5,589,078)
                                                                                    --------------    ---------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..................       20,119,990          5,712,518
                                                                                    --------------    ---------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ........................................................       (1,756,561)        (1,333,306)
   Net realized short-term gains ................................................       (3,620,905)                --
   Net realized long-term gains .................................................      (13,693,603)                --
                                                                                    --------------    ---------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ....................      (19,071,069)        (1,333,306)
                                                                                    --------------    ---------------

FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (353,139 and 88,888 shares, respectively) ......        5,309,187          1,167,486
   Net asset value of shares issued from reinvestment of distributions
     (1,381,814 and 99,023 shares, respectively) ................................       19,071,069          1,333,306
   Cost of shares repurchased (1,614,210 and 2,599,693 shares, respectively) ....      (23,935,904)       (34,388,366)
                                                                                    --------------    ---------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ....................          444,352        (31,887,574)
                                                                                    --------------    ---------------
   NET INCREASE (DECREASE) IN NET ASSETS ........................................        1,493,273        (27,508,362)

NET ASSETS
   Beginning of period ..........................................................      106,715,911        134,224,273
                                                                                    --------------    ---------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
     $6,429 AND $176,394, RESPECTIVELY] .........................................   $  108,209,184    $   106,715,911
                                                                                    ==============    ===============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                YEAR ENDED DECEMBER 31,
                                                           ----------------------------------------------------------
                                                              2006         2005         2004        2003       2002
                                                           ---------    ---------    ---------    --------   --------
Net asset value, beginning of period ...................   $   13.73    $   13.18    $   11.77    $   9.59   $  12.41
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ........................        0.22(1)      0.16(1)      0.11(1)     0.09       0.10
   Net realized and unrealized gain (loss) .............        2.65         0.55         1.41        2.19      (2.82)
                                                           ---------    ---------    ---------    --------   --------
     TOTAL FROM INVESTMENT OPERATIONS ..................        2.87         0.71         1.52        2.28      (2.72)
                                                           ---------    ---------    ---------    --------   --------
LESS DISTRIBUTIONS
   Dividends from net investment income ................       (0.26)       (0.16)       (0.11)      (0.10)     (0.10)
   Distributions from net realized gains ...............       (2.63)          --           --          --         --
                                                           ---------    ---------    ---------    --------   --------
TOTAL DISTRIBUTIONS ....................................       (2.89)       (0.16)       (0.11)      (0.10)     (0.10)
                                                           ---------    ---------    ---------    --------   --------
CHANGE IN NET ASSET VALUE ..............................       (0.02)        0.55         1.41        2.18      (2.82)
                                                           ---------    ---------    ---------    --------   --------
NET ASSET VALUE, END OF PERIOD .........................   $   13.71    $   13.73    $   13.18    $  11.77   $   9.59
                                                           =========    =========    =========    ========   ========
Total return ...........................................       20.90%        5.43%       12.91%      23.87%    (21.93)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) ...............   $ 108,209    $ 106,716    $ 134,224    $ 92,805   $ 71,684
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ..............................        0.95%        0.95%        0.95%       0.95%      0.93%
   Gross operating expenses ............................        1.00%        0.99%        0.98%       1.02%      1.01%
   Net investment income (loss) ........................        1.50%        1.25%        0.92%       0.88%      0.96%
Portfolio turnover .....................................         105%          58%          91%        393%       210%

(1)   Computed using average shares outstanding.

                   PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES
           (FORMERLY PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES)

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGER, DREW DEMAKIS, SENIOR VICE PRESIDENT, CHIEF INVESTMENT OFFICER -- STRUCTURED EQUITIES

Q: HOW DID THE PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2006?

A: For the 12 month reporting period the Series returned 14.21%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 15.78%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE EQUITY MARKETS  PERFORM DURING THE SERIES' FISCAL YEAR?

A: In the four-month period since the team began managing the Series, stock market performance was driven by a number of factors. In its August policy meeting, the Federal Open Market Committee (the "Fed") left its target federal funds rate unchanged, given the slowdown in the housing market, rising interest rates and high energy prices.

Although third quarter gross domestic product (GDP) growth was below expectations, investors appeared reasonably confident that the economy was moderating and not falling into a recession. Consumer spending and confidence, on the whole, did not flag any significant trouble, although by year-end, consumer debt levels were garnering greater attention. Warmer weather helped energy prices ease in the final months of 2006, and gasoline prices also declined. The jobs market softened, but was still in line with expectations, and inflation data reported at year-end did not cause much of a stir.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: On an absolute return basis, the best-performing sectors for the Series and the S&P 500(R) Index in the four-month period the Series was managed by Van Kampen were consumer discretionary, telecommunication services and financials. The consumer discretionary sector's advance was largely attributable to the consumer services industry, which was the top-performing group during the period. The telecommunication services sector continued to benefit from merger and acquisition activity and the improved efficiencies captured by some integrated companies. The performance of the financial sector was driven by diversified financial service companies, which have benefited from their capital markets exposure and very strong results from their investment banking operations.

All sectors within the Series and the S&P 500 Index had positive returns for the period, but the sectors with the smallest gains were health care, consumer staples and utilities. The smallest-cap stocks in the Index and Series outperformed the largest-cap stocks, and value stocks outperformed growth stocks.

Because the S&P 500 Index is market capitalization weighted (and the Series seeks to replicate the performance attributes of the S&P 500 Index before the Series' fees), the overall contribution of each sector was influenced by its relative size within the S&P 500 Index and the Series' portfolio. As such, the sectors that contributed most to the Series' return were financials, consumer discretionary and information technology--while the utilities, materials and consumer staples sectors added the least during the fiscal year.

                                                                    JANUARY 2007

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                   PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES
          (FORMERLY PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES)

     AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/06

                                                                  FROM
                                                               INCEPTION
                                                               7/15/97 TO
                                            1 YEAR   5 YEARS     12/31/06
     ---------------------------------------------------------------------
     Van Kampen Equity 500 Index Series      14.21%     4.61%        5.22%
     ---------------------------------------------------------------------
     S&P 500(R) Index                        15.78%     6.19%        6.29%
     ---------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 7/15/97 (inception of the series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                 GROWTH OF $10,000           PERIODS ENDING 12/31

[CHART OMITTED]
EDGAR REPRESENTATION OF DATA FOLLOWS:

               Van Kampen Equity 500 Index Series     S&P 500(R) Index
  7/14/97      $10,000                                $10,000
  12/31/97      10,583                                 10,567
  12/31/98      13,935                                 13,605
  12/31/99      16,563                                 16,481
  12/29/00      14,663                                 14,966
  12/31/01      12,918                                 13,189
  12/31/02       9,859                                 10,274
  12/31/03      12,445                                 13,224
  12/31/04      13,669                                 14,661
  12/30/05      14,173                                 15,383
  12/29/06      16,187                                 17,811

For information regarding the index, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                   PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES
           (FORMERLY PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES)

ABOUT YOUR SERIES EXPENSES (UNAUDITED)
(FOR THE SIX-MONTH PERIOD OF JUNE 30, 2006 TO DECEMBER 31, 2006)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Van Kampen Equity 500 Index Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                             BEGINNING           ENDING        EXPENSES PAID
         VAN KAMPEN EQUITY 500             ACCOUNT VALUE     ACCOUNT VALUE        DURING
             INDEX SERIES                  JUNE 30, 2006   DECEMBER 31, 2006      PERIOD*
----------------------------------------   -------------   -----------------   -------------
Actual                                       $1,000.00         $1,127.40           $3.24

Hypothetical (5% return before expenses)      1,000.00          1,022.12            3.09

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.61%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (184) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                   PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES
           (FORMERLY PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES)

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/06
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

As a percentage of total investments

o Financials                                    22%
o Information Technology                        15
o Health Care                                   11
o Industrials                                   11
o Consumer Discretionary                        10
o Energy                                        10
o Consumer Staples                               9
o Other (includes short-term investments)       12

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2006

                                                    SHARES          VALUE
                                                  ----------   --------------
DOMESTIC COMMON STOCKS--97.4%

ADVERTISING--0.2%
   Interpublic Group of Cos., Inc. (The) (b) ..        4,856   $       59,438
   Omnicom Group, Inc. ........................        1,878          196,326
                                                               --------------
                                                                      255,764
                                                               --------------
AEROSPACE & DEFENSE--2.4%
   Boeing Co. (The) ...........................        8,689          771,931
   General Dynamics Corp. .....................        4,444          330,411
   Goodrich Corp. .............................        1,374           62,586
   Honeywell International, Inc. ..............        8,973          405,938
   L-3 Communications Holdings, Inc. ..........        1,373          112,284
   Lockheed Martin Corp. ......................        3,922          361,099
   Northrop Grumman Corp. .....................        3,795          256,921
   Raytheon Co. ...............................        4,886          257,981
   Rockwell Collins, Inc. .....................        1,837          116,264
   United Technologies Corp. ..................       11,029          689,533
                                                               --------------
                                                                    3,364,948
                                                               --------------
AGRICULTURAL PRODUCTS--0.2%
   Archer Daniels Midland Co. .................        7,224          230,879
                                                               --------------
AIR FREIGHT & LOGISTICS--0.9%
   FedEx Corp. ................................        3,376          366,701
   United Parcel Service, Inc. Class B ........       11,797          884,539
                                                               --------------
                                                                    1,251,240
                                                               --------------
AIRLINES--0.1%
   Southwest Airlines Co. .....................        8,660          132,671
                                                               --------------
ALUMINUM--0.2%
   Alcoa, Inc. ................................        9,550          286,596
                                                               --------------
APPAREL RETAIL--0.3%
   Gap, Inc. (The) ............................        5,790          112,905
   Limited Brands, Inc. .......................        3,742          108,293
   TJX Cos., Inc. (The) .......................        5,001          142,629
                                                               --------------
                                                                      363,827
                                                               --------------
APPAREL, ACCESSORIES & LUXURY GOODS--0.2%
   Coach, Inc. (b) ............................        4,031          173,172
   Jones Apparel Group, Inc. ..................        1,212           40,517
   Liz Claiborne, Inc. ........................        1,137           49,414
   VF Corp. ...................................          978           80,274
                                                               --------------
                                                                      343,377
                                                               --------------
APPLICATION SOFTWARE--0.4%
   Adobe Systems, Inc. (b) ....................        6,410          263,579
   Autodesk, Inc. (b) .........................        2,553          103,294
   Citrix Systems, Inc. (b) ...................        1,984           53,667
   Compuware Corp. (b) ........................        3,871           32,246

                                                    SHARES          VALUE
                                                  ----------   --------------
APPLICATION SOFTWARE--CONTINUED
   Intuit, Inc. (b) ...........................        3,831   $      116,884
                                                               --------------
                                                                      569,670
                                                               --------------
ASSET MANAGEMENT & CUSTODY BANKS--1.1%
   Ameriprise Financial, Inc. .................        2,659          144,916
   Bank of New York Co., Inc. (The) ...........        8,407          330,984
   Federated Investors, Inc. Class B ..........          998           33,712
   Franklin Resources, Inc. ...................        1,836          202,272
   Janus Capital Group, Inc. ..................        2,178           47,023
   Legg Mason, Inc. ...........................        1,445          137,347
   Mellon Financial Corp. .....................        4,533          191,066
   Northern Trust Corp. .......................        2,065          125,325
   State Street Corp. .........................        3,648          246,021
   T. Rowe Price Group, Inc. ..................        2,883          126,189
                                                               --------------
                                                                    1,584,855
                                                               --------------
AUTO PARTS & EQUIPMENT--0.1%
   Johnson Controls, Inc. .....................        2,154          185,072
                                                               --------------
AUTOMOBILE MANUFACTURERS--0.2%
   Ford Motor Co. .............................       20,722          155,622
   General Motors Corp. .......................        6,231          191,416
                                                               --------------
                                                                      347,038
                                                               --------------
AUTOMOTIVE RETAIL--0.1%
   AutoNation, Inc. (b) .......................        1,689           36,010
   AutoZone, Inc. (b) .........................          556           64,251
                                                               --------------
                                                                      100,261
                                                               --------------
BIOTECHNOLOGY--1.3%
   Amgen, Inc. (b) ............................       12,819          875,666
   Biogen Idec, Inc. (b) ......................        3,705          182,249
   Celgene Corp. (b) ..........................        4,093          235,470
   Genzyme Corp. (b) ..........................        2,879          177,289
   Gilead Sciences, Inc. (b) ..................        5,053          328,091
   MedImmune, Inc. (b) ........................        2,638           85,392
                                                               --------------
                                                                    1,884,157
                                                               --------------
BREWERS--0.3%
   Anheuser-Busch Cos., Inc. ..................        8,469          416,675
   Molson Coors Brewing Co. Class B ...........          503           38,449
                                                               --------------
                                                                      455,124
                                                               --------------
BROADCASTING & CABLE TV--1.3%
   CBS Corp. Class B ..........................        8,600          268,148
   Clear Channel Communications, Inc. .........        5,426          192,840
   Comcast Corp. Class A (b) ..................       22,870          968,087
   DIRECTV Group, Inc. (The) (b) ..............        8,471          211,267
   Scripps (E.W.) Co. (The) Class A ...........          918           45,845

                        See Notes to Financial Statements

                   PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES
           (FORMERLY PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES)

                                                    SHARES          VALUE
                                                  ----------   --------------
BROADCASTING & CABLE TV--CONTINUED
   Univision Communications, Inc.
     Class A (b) ..............................        2,764   $       97,901
                                                               --------------
                                                                    1,784,088
                                                               --------------
BUILDING PRODUCTS--0.1%
   American Standard Cos., Inc. ...............        1,922           88,124
   Masco Corp. ................................        4,332          129,397
                                                               --------------
                                                                      217,521
                                                               --------------
CASINOS & GAMING--0.2%
   Harrah's Entertainment, Inc. ...............        2,047          169,328
   International Game Technology ..............        3,739          172,742
                                                               --------------
                                                                      342,070
                                                               --------------
COAL & CONSUMABLE FUELS--0.1%
   Consol Energy, Inc. ........................        2,020           64,903
   Peabody Energy Corp. .......................        2,899          117,148
                                                               --------------
                                                                      182,051
                                                               --------------
COMMERCIAL PRINTING--0.1%
   Donnelley (R.R.) & Sons Co. ................        2,383           84,692
                                                               --------------
COMMUNICATIONS EQUIPMENT--2.6%
   ADC Telecommunications, Inc. (b) ...........        1,291           18,758
   Avaya, Inc. (b) ............................        5,034           70,375
   Ciena Corp. (b) ............................          930           25,770
   Cisco Systems, Inc. (b) ....................       66,734        1,823,840
   Comverse Technology, Inc. (b) ..............        2,225           46,970
   Corning, Inc. (b) ..........................       17,183          321,494
   JDS Uniphase Corp. (b) .....................        2,319           38,639
   Juniper Networks, Inc. (b) .................        6,233          118,053
   Motorola, Inc. .............................       26,566          546,197
   Qualcomm, Inc. .............................       18,160          686,267
   Tellabs, Inc. (b) ..........................        4,932           50,602
                                                               --------------
                                                                    3,746,965
                                                               --------------
COMPUTER & ELECTRONICS RETAIL--0.2%
   Best Buy Co., Inc. .........................        4,433          218,059
   Circuit City Stores, Inc. ..................        1,553           29,476
   RadioShack Corp. ...........................        1,495           25,086
                                                               --------------
                                                                      272,621
                                                               --------------
COMPUTER HARDWARE--3.2%
   Apple Computer, Inc. (b) ...................        9,346          792,914
   Dell, Inc. (b) .............................       24,963          626,322
   Hewlett-Packard Co. ........................       30,099        1,239,778
   International Business Machines Corp. ......       16,553        1,608,124
   NCR Corp. (b) ..............................        1,958           83,724
   Sun Microsystems, Inc. (b) .................       38,660          209,537
                                                               --------------
                                                                    4,560,399
                                                               --------------
COMPUTER STORAGE & PERIPHERALS--0.5%
   EMC Corp. (b) ..............................       24,202          319,466
   Lexmark International, Inc. Class A (b) ....        1,076           78,763
   Network Appliance, Inc. (b) ................        4,103          161,166
   QLogic Corp. (b) ...........................        1,755           38,470
   SanDisk Corp. (b) ..........................        2,473          106,413
                                                               --------------
                                                                      704,278
                                                               --------------
CONSTRUCTION & ENGINEERING--0.1%
   Fluor Corp. ................................          965           78,792
                                                               --------------
CONSTRUCTION & FARM MACHINERY & HEAVY
   TRUCKS--0.7%
   Caterpillar, Inc. ..........................        7,149          438,448
   Cummins, Inc. ..............................          579           68,426
   Deere & Co. ................................        2,547          242,144
   PACCAR, Inc. ...............................        2,729          177,112
   Terex Corp. (b) ............................          900           58,122
                                                               --------------
                                                                      984,252
                                                               --------------

                                                    SHARES          VALUE
                                                  ----------   --------------
CONSTRUCTION MATERIALS--0.1%
   Vulcan Materials Co. .......................        1,038   $       93,285
                                                               --------------
CONSUMER ELECTRONICS--0.1%
   Harman International Industries, Inc. ......          718           71,735
                                                               --------------
CONSUMER FINANCE--1.0%
   American Express Co. .......................       13,239          803,210
   Capital One Financial Corp. ................        4,483          344,387
   SLM Corp. ..................................        4,492          219,075
                                                               --------------
                                                                    1,366,672
                                                               --------------
DATA PROCESSING & OUTSOURCED SERVICES--1.0%
   Affiliated Computer Services, Inc.
     Class A (b) ..............................        1,306           63,785
   Automatic Data Processing, Inc. ............        6,051          298,012
   Computer Sciences Corp. (b) ................        1,892          100,976
   Convergys Corp. (b) ........................        1,530           36,383
   Electronic Data Systems Corp. ..............        5,702          157,090
   Fidelity National Information Services,
     Inc. .....................................        1,779           71,320
   First Data Corp. ...........................        8,430          215,134
   Fiserv, Inc. (b) ...........................        1,919          100,594
   Paychex, Inc. ..............................        3,729          147,445
   Sabre Holdings Corp. Class A ...............        1,452           46,304
   Western Union Co. (The) ....................        8,430          189,001
                                                               --------------
                                                                    1,426,044
                                                               --------------
DEPARTMENT STORES--0.7%
   Dillard's, Inc. Class A ....................          666           23,290
   Federated Department Stores, Inc. ..........        5,771          220,048
   Kohl's Corp. (b) ...........................        3,607          246,827
   Nordstrom, Inc. ............................        2,516          124,140
   Penney (J.C.) Co., Inc. ....................        2,470          191,079
   Sears Holdings Corp. (b) ...................          916          153,824
                                                               --------------
                                                                      959,208
                                                               --------------
DISTILLERS & VINTNERS--0.1%
   Brown-Forman Corp. Class B .................          865           57,298
   Constellation Brands, Inc. Class A (b) .....        2,323           67,413
                                                               --------------
                                                                      124,711
                                                               --------------
DISTRIBUTORS--0.1%
   Genuine Parts Co. ..........................        1,887           89,500
                                                               --------------
DIVERSIFIED BANKS--2.3%
   Comerica, Inc. .............................        1,746          102,455
   U.S. Bancorp ...............................       19,317          699,082
   Wachovia Corp. .............................       20,946        1,192,875
   Wells Fargo & Co. ..........................       37,095        1,319,098
                                                               --------------
                                                                    3,313,510
                                                               --------------
DIVERSIFIED CHEMICALS--0.8%
   Ashland, Inc. ..............................          628           43,445
   Dow Chemical Co. (The) .....................       10,497          419,250
   Du Pont (E.I.) de Nemours & Co. ............       10,108          492,361
   Eastman Chemical Co. .......................          906           53,735
   Hercules, Inc. (b) .........................        1,249           24,118
   PPG Industries, Inc. .......................        1,820          116,862
                                                               --------------
                                                                    1,149,771
                                                               --------------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--0.1%
   Cintas Corp. ...............................        1,504           59,724
   Equifax, Inc. ..............................        1,395           56,637
                                                               --------------
                                                                      116,361
                                                               --------------
DIVERSIFIED METALS & MINING--0.3%
   Freeport-McMoRan Copper & Gold, Inc. Class B
     (Indonesia) (d) ..........................        2,164          120,600
   Phelps Dodge Corp. .........................        2,247          269,011
                                                               --------------
                                                                      389,611
                                                               --------------

                        See Notes to Financial Statements

                   PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES
           (FORMERLY PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES)

                                                    SHARES          VALUE
                                                  ----------   --------------
DIVERSIFIED REITS--0.1%
   Vornado Realty Trust .......................        1,419   $      172,408
                                                               --------------
DRUG RETAIL--0.5%
   CVS Corp. ..................................        9,049          279,705
   Walgreen Co. ...............................       11,027          506,029
                                                               --------------
                                                                      785,734
                                                               --------------
EDUCATION SERVICES--0.0%
   Apollo Group, Inc. Class A (b) .............        1,542           60,092
                                                               --------------
ELECTRIC UTILITIES--1.5%
   Allegheny Energy, Inc. (b) .................        1,813           83,235
   American Electric Power Co., Inc. ..........        4,340          184,797
   Edison International .......................        3,589          163,228
   Entergy Corp. ..............................        2,273          209,843
   Exelon Corp. ...............................        7,376          456,501
   FirstEnergy Corp. ..........................        3,508          211,532
   FPL Group, Inc. ............................        4,455          242,441
   Pinnacle West Capital Corp. ................        1,096           55,556
   PPL Corp. ..................................        4,197          150,421
   Progress Energy, Inc. ......................        2,791          136,982
   Southern Co. (The) .........................        8,177          301,404
                                                               --------------
                                                                    2,195,940
                                                               --------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.5%
   American Power Conversion Corp. ............        1,868           57,142
   Cooper Industries Ltd. Class A .............        1,008           91,153
   Emerson Electric Co. .......................        8,817          388,742
   Rockwell Automation, Inc. ..................        1,870          114,220
                                                               --------------
                                                                      651,257
                                                               --------------
ELECTRONIC EQUIPMENT MANUFACTURERS--0.2%
   Agilent Technologies, Inc. (b) .............        4,502          156,895
   Symbol Technologies, Inc. ..................        2,798           41,802
   Tektronix, Inc. ............................          922           26,895
                                                               --------------
                                                                      225,592
                                                               --------------
ELECTRONIC MANUFACTURING SERVICES--0.1%
   Jabil Circuit, Inc. ........................        2,035           49,959
   Molex, Inc. ................................        1,558           49,280
   Sanmina-SCI Corp. (b) ......................        5,870           20,252
   Solectron Corp. (b) ........................       10,075           32,441
                                                               --------------
                                                                      151,932
                                                               --------------
ENVIRONMENTAL & FACILITIES SERVICES--0.2%
   Allied Waste Industries, Inc. (b) ..........        2,794           34,338
   Waste Management, Inc. .....................        5,879          216,171
                                                               --------------
                                                                      250,509
                                                               --------------
FERTILIZERS & AGRICULTURAL CHEMICALS--0.2%
   Monsanto Co. ...............................        5,980          314,129
                                                               --------------
FOOD DISTRIBUTORS--0.2%
   Sysco Corp. ................................        6,814          250,483
                                                               --------------
FOOD RETAIL--0.4%
   Kroger Co. (The) ...........................        7,884          181,883
   Safeway, Inc. ..............................        4,898          169,275
   SUPERVALU, Inc. ............................        2,262           80,867
   Whole Foods Market, Inc. ...................        1,555           72,976
                                                               --------------
                                                                      505,001
                                                               --------------
FOOTWEAR--0.1%
   Nike, Inc. Class B .........................        2,066          204,596
                                                               --------------
FOREST PRODUCTS--0.1%
   Weyerhaeuser Co. ...........................        2,599          183,619
                                                               --------------
GAS UTILITIES--0.1%
   Nicor, Inc. ................................          491           22,979
   Peoples Energy Corp. .......................          424           18,898

                                                    SHARES          VALUE
                                                  ----------   --------------
GAS UTILITIES--CONTINUED
   Questar Corp. ..............................          944   $       78,399
                                                               --------------
                                                                      120,276
                                                               --------------
GENERAL MERCHANDISE STORES--0.5%
   Big Lots, Inc. (b) .........................        1,199           27,481
   Dollar General Corp. .......................        3,437           55,198
   Family Dollar Stores, Inc. .................        1,670           48,981
   Target Corp. ...............................        9,438          538,438
                                                               --------------
                                                                      670,098
                                                               --------------
GOLD--0.2%
   Newmont Mining Corp. .......................        4,954          223,673
                                                               --------------
HEALTH CARE DISTRIBUTORS--0.4%
   AmerisourceBergen Corp. ....................        2,111           94,911
   Cardinal Health, Inc. ......................        4,451          286,778
   McKesson Corp. .............................        3,252          164,876
   Patterson Cos., Inc. (b) ...................        1,531           54,366
                                                               --------------
                                                                      600,931
                                                               --------------
HEALTH CARE EQUIPMENT--1.6%
   Bard (C.R.), Inc. ..........................        1,140           94,586
   Baxter International, Inc. .................        7,187          333,405
   Becton, Dickinson & Co. ....................        2,710          190,106
   Biomet, Inc. ...............................        2,697          111,305
   Boston Scientific Corp. (b) ................       12,977          222,945
   Hospira, Inc. (b) ..........................        1,730           58,093
   Medtronic, Inc. ............................       12,662          677,544
   St. Jude Medical, Inc. (b) .................        3,885          142,035
   Stryker Corp. ..............................        3,270          180,210
   Zimmer Holdings, Inc. (b) ..................        2,623          205,591
                                                               --------------
                                                                    2,215,820
                                                               --------------
HEALTH CARE FACILITIES--0.1%
   Health Management Associates, Inc.
     Class A ..................................        2,647           55,878
   Manor Care, Inc. ...........................          811           38,052
   Tenet Healthcare Corp. (b) .................        5,192           36,188
                                                               --------------
                                                                      130,118
                                                               --------------
HEALTH CARE SERVICES--0.5%
   Caremark Rx, Inc. ..........................        4,703          268,588
   Express Scripts, Inc. (b) ..................        1,488          106,541
   Laboratory Corporation of America
     Holdings (b) .............................        1,379          101,315
   Medco Health Solutions, Inc. (b) ...........        3,238          173,039
   Quest Diagnostics, Inc. ....................        1,758           93,174
                                                               --------------
                                                                      742,657
                                                               --------------
HEALTH CARE SUPPLIES--0.0%
   Bausch & Lomb, Inc. ........................          592           30,819
                                                               --------------
HEALTH CARE TECHNOLOGY--0.0%
   IMS Health, Inc. ...........................        2,181           59,934
                                                               --------------
HOME ENTERTAINMENT SOFTWARE--0.1%
   Electronic Arts, Inc. (b) ..................        3,378          170,116
                                                               --------------
HOME FURNISHINGS--0.0%
   Leggett & Platt, Inc. ......................        1,990           47,561
                                                               --------------
HOME IMPROVEMENT RETAIL--1.1%
   Home Depot, Inc. (The) .....................       22,427          900,668
   Lowe's Cos., Inc. ..........................       16,734          521,264
   Sherwin-Williams Co. (The) .................        1,241           78,903
                                                               --------------
                                                                    1,500,835
                                                               --------------
HOMEBUILDING--0.2%
   Centex Corp. ...............................        1,306           73,489
   Horton (D.R.), Inc. ........................        3,001           79,496
   KB Home ....................................          865           44,357
   Lennar Corp. Class A .......................        1,525           80,002

                        See Notes to Financial Statements

                   PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES
           (FORMERLY PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES)

                                                    SHARES         VALUE
                                                  ----------   --------------
HOMEBUILDING--CONTINUED
   Pulte Homes, Inc. ..........................        2,332   $       77,236
                                                               --------------
                                                                      354,580
                                                               --------------
HOMEFURNISHING RETAIL--0.1%
   Bed Bath & Beyond, Inc. (b) ................        3,109          118,453
                                                               --------------
HOTELS, RESORTS & CRUISE LINES--0.5%
   Carnival Corp. .............................        4,902          240,443
   Hilton Hotels Corp. ........................        4,250          148,325
   Marriott International, Inc. Class A .......        3,693          176,230
   Starwood Hotels & Resorts Worldwide, Inc. ..        2,330          145,625
   Wyndham Worldwide Corp. (b) ................        2,207           70,668
                                                               --------------
                                                                      781,291
                                                               --------------
HOUSEHOLD APPLIANCES--0.1%
   Black & Decker Corp. (The) .................          748           59,818
   Snap-on, Inc. ..............................          640           30,490
   Stanley Works (The) ........................          891           44,808
   Whirlpool Corp. ............................          862           71,563
                                                               --------------
                                                                      206,679
                                                               --------------
HOUSEHOLD PRODUCTS--2.1%
   Clorox Co. (The) ...........................        1,665          106,810
   Colgate-Palmolive Co. ......................        5,652          368,736
   Kimberly-Clark Corp. .......................        5,048          343,012
   Procter & Gamble Co. (The) .................       34,822        2,238,010
                                                               --------------
                                                                    3,056,568
                                                               --------------
HOUSEWARES & SPECIALTIES--0.2%
   Fortune Brands, Inc. .......................        1,662          141,918
   Newell Rubbermaid, Inc. ....................        3,051           88,327
                                                               --------------
                                                                      230,245
                                                               --------------
HUMAN RESOURCES & EMPLOYMENT SERVICES--0.1%
   Monster Worldwide, Inc. (b) ................        1,414           65,949
   Robert Half International, Inc. ............        1,842           68,375
                                                               --------------
                                                                      134,324
                                                               --------------
HYPERMARKETS & SUPER CENTERS--1.1%
   Costco Wholesale Corp. .....................        5,036          266,253
   Wal-Mart Stores, Inc. ......................       27,024        1,247,969
                                                               --------------
                                                                    1,514,222
                                                               --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.4%
   AES Corp. (The) (b) ........................        7,287          160,605
   Constellation Energy Group, Inc. ...........        1,979          136,294
   Dynegy, Inc. Class A (b) ...................        4,167           30,169
   TXU Corp. ..................................        5,047          273,598
                                                               --------------
                                                                      600,666
                                                               --------------
INDUSTRIAL CONGLOMERATES--3.5%
   3M Co. .....................................        8,092          630,610
   General Electric Co. (c) ...................      113,277        4,215,037
   Textron, Inc. ..............................        1,379          129,309
                                                               --------------
                                                                    4,974,956
                                                               --------------
INDUSTRIAL GASES--0.3%
   Air Products and Chemicals, Inc. ...........        2,427          170,569
   Praxair, Inc. ..............................        3,551          210,681
                                                               --------------
                                                                      381,250
                                                               --------------
INDUSTRIAL MACHINERY--0.6%
   Danaher Corp. ..............................        2,607          188,851
   Dover Corp. ................................        2,242          109,903
   Eaton Corp. ................................        1,637          123,004
   Illinois Tool Works, Inc. ..................        4,630          213,860
   ITT Corp. ..................................        2,034          115,572
   Pall Corp. .................................        1,345           46,470

                                                    SHARES          VALUE
                                                  ----------   --------------
INDUSTRIAL MACHINERY--CONTINUED
   Parker-Hannifin Corp. ......................        1,296   $       99,636
                                                               --------------
                                                                      897,296
                                                               --------------
INDUSTRIAL REITS--0.1%
   ProLogis ...................................        2,719          165,234
                                                               --------------
INSURANCE BROKERS--0.2%
   AON Corp. ..................................        3,403          120,262
   Marsh & McLennan Cos., Inc. ................        6,063          185,892
                                                               --------------
                                                                      306,154
                                                               --------------
INTEGRATED OIL & GAS--6.4%
   Chevron Corp. ..............................       23,956        1,761,485
   ConocoPhillips .............................       18,086        1,301,288
   Exxon Mobil Corp. (c) ......................       64,094        4,911,523
   Hess Corp. .................................        2,975          147,471
   Marathon Oil Corp. .........................        3,863          357,327
   Murphy Oil Corp. ...........................        2,058          104,649
   Occidental Petroleum Corp. .................        9,467          462,274
                                                               --------------
                                                                    9,046,017
                                                               --------------
INTEGRATED TELECOMMUNICATION SERVICES--2.9%
   AT&T, Inc. .................................       42,230        1,509,723
   BellSouth Corp. ............................       20,045          944,320
   CenturyTel, Inc. ...........................        1,282           55,972
   Citizens Communications Co. ................        3,534           50,784
   Embarq Corp. ...............................        1,643           86,356
   Qwest Communications International,
    Inc. (b) ..................................       17,631          147,571
   Verizon Communications, Inc. ...............       32,083        1,194,771
   Windstream Corp. ...........................        5,223           74,271
                                                               --------------
                                                                    4,063,768
                                                               --------------
INTERNET RETAIL--0.2%
   Amazon.com, Inc. (b) .......................        3,395          133,967
   IAC/InterActiveCorp. (b) ...................        2,453           91,153
                                                               --------------
                                                                      225,120
                                                               --------------
INTERNET SOFTWARE & SERVICES--1.3%
   eBay, Inc. (b) .............................       12,716          382,370
   Google, Inc. Class A (b) ...................        2,355        1,084,430
   VeriSign, Inc. (b) .........................        2,701           64,959
   Yahoo!, Inc. (b) ...........................       13,453          343,590
                                                               --------------
                                                                    1,875,349
                                                               --------------
INVESTMENT BANKING & BROKERAGE--2.7%
   Bear Stearns Cos., Inc. (The) ..............        1,289          209,823
   Charles Schwab Corp. (The) .................       11,240          217,382
   E*TRADE Financial Corp. (b) ................        4,706          105,509
   Goldman Sachs Group, Inc. (The) ............        4,680          932,958
   Lehman Brothers Holdings, Inc. .............        5,825          455,049
   Merrill Lynch & Co., Inc. ..................        9,714          904,373
   Morgan Stanley .............................       12,234          996,215
                                                               --------------
                                                                    3,821,309
                                                               --------------
IT CONSULTING & OTHER SERVICES--0.1%
   Cognizant Technology Solutions Corp.
     Class A (b) ..............................        1,558          120,215
   Unisys Corp. (b) ...........................        3,787           29,690
                                                               --------------
                                                                      149,905
                                                               --------------
LEISURE PRODUCTS--0.1%
   Brunswick Corp. ............................        1,022           32,602
   Hasbro, Inc. ...............................        1,745           47,551
   Mattel, Inc. ...............................        4,164           94,356
                                                               --------------
                                                                      174,509
                                                               --------------
LIFE & HEALTH INSURANCE--1.2%
   AFLAC, Inc. ................................        5,434          249,964
   Lincoln National Corp. .....................        3,163          210,023
   MetLife, Inc. ..............................        8,366          493,678

                        See Notes to Financial Statements

                   PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES
           (FORMERLY PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES)

                                                    SHARES          VALUE
                                                  ----------   --------------
LIFE & HEALTH INSURANCE--CONTINUED
   Principal Financial Group, Inc. (The) ......        2,967   $      174,163
   Prudential Financial, Inc. .................        5,242          450,078
   Torchmark Corp. ............................        1,090           69,498
   UnumProvident Corp. ........................        3,773           78,403
                                                               --------------
                                                                    1,725,807
                                                               --------------
LIFE SCIENCES TOOLS & SERVICES--0.3%
   Applera Corp. - Applied Biosystems Group ...        2,008           73,674
   Millipore Corp. (b) ........................          587           39,094
   PerkinElmer, Inc. ..........................        1,384           30,766
   Thermo Fisher Scientific (b) ...............        4,477          202,763
   Waters Corp. (b) ...........................        1,129           55,287
                                                               --------------
                                                                      401,584
                                                               --------------
MANAGED HEALTH CARE--1.3%
   Aetna, Inc. ................................        5,736          247,680
   CIGNA Corp. ................................        1,127          148,279
   Coventry Health Care, Inc. (b) .............        1,751           87,638
   Humana, Inc. (b) ...........................        1,818          100,554
   UnitedHealth Group, Inc. ...................       14,802          795,311
   WellPoint, Inc. (b) ........................        6,813          536,115
                                                               --------------
                                                                    1,915,577
                                                               --------------
METAL & GLASS CONTAINERS--0.1%
   Ball Corp. .................................        1,148           50,053
   Pactiv Corp. (b) ...........................        1,462           52,179
                                                               --------------
                                                                      102,232
                                                               --------------
MOTORCYCLE MANUFACTURERS--0.1%
   Harley-Davidson, Inc. ......................        2,848          200,699
                                                               --------------
MOVIES & ENTERTAINMENT--1.8%
   News Corp. Class A .........................       25,742          552,938
   Time Warner, Inc. ..........................       43,872          955,532
   Viacom, Inc. Class B (b) ...................        7,684          315,275
   Walt Disney Co. (The) ......................       22,730          778,957
                                                               --------------
                                                                    2,602,702
                                                               --------------
MULTI-LINE INSURANCE--1.9%
   American International Group, Inc. .........       28,569        2,047,254
   Genworth Financial, Inc. Class A ...........        4,870          166,603
   Hartford Financial Services Group,
     Inc. (The) ...............................        3,483          324,999
   Loews Corp. ................................        5,036          208,843
                                                               --------------
                                                                    2,747,699
                                                               --------------
MULTI-UTILITIES--1.4%
   Ameren Corp. ...............................        2,268          121,860
   CenterPoint Energy, Inc. ...................        3,435           56,952
   CMS Energy Corp. (b) .......................        2,441           40,765
   Consolidated Edison, Inc. ..................        2,822          135,653
   Dominion Resources, Inc. ...................        3,887          325,886
   DTE Energy Co. .............................        1,958           94,787
   Duke Energy Corp. ..........................       13,804          458,431
   KeySpan Corp. ..............................        1,928           79,395
   NiSource, Inc. .............................        3,005           72,420
   PG&E Corp. .................................        3,835          181,511
   Public Service Enterprise Group, Inc. ......        2,773          184,072
   Sempra Energy ..............................        2,878          161,283
   TECO Energy, Inc. ..........................        2,301           39,646
   Xcel Energy, Inc. ..........................        4,472          103,124
                                                               --------------
                                                                    2,055,785
                                                               --------------
OFFICE ELECTRONICS--0.1%
   Xerox Corp. (b) ............................       10,608          179,806
                                                               --------------
OFFICE REITS--0.2%
   Boston Properties, Inc. ....................        1,259          140,857
   Equity Office Properties Trust .............        3,857          185,792
                                                               --------------
                                                                      326,649
                                                               --------------

                                                    SHARES          VALUE
                                                  ----------   --------------
OFFICE SERVICES & SUPPLIES--0.1%
   Avery Dennison Corp. .......................        1,040   $       70,647
   Pitney Bowes, Inc. .........................        2,441          112,750
                                                               --------------
                                                                      183,397
                                                               --------------
OIL & GAS DRILLING--0.3%
   Noble Corp. ................................        1,490          113,463
   Rowan Cos., Inc. ...........................        1,216           40,371
   Transocean, Inc. (b) .......................        3,213          259,900
                                                               --------------
                                                                      413,734
                                                               --------------
OIL & GAS EQUIPMENT & SERVICES--1.3%
   Baker Hughes, Inc. .........................        3,525          263,176
   BJ Services Co. ............................        3,221           94,440
   Halliburton Co. ............................       11,050          343,102
   National Oilwell Varco, Inc. (b) ...........        1,932          118,200
   Schlumberger Ltd. ..........................       12,948          817,796
   Smith International, Inc. ..................        2,194           90,108
   Weatherford International Ltd. (b) .........        3,733          156,002
                                                               --------------
                                                                    1,882,824
                                                               --------------
OIL & GAS EXPLORATION & PRODUCTION--0.9%
   Anadarko Petroleum Corp. ...................        5,062          220,298
   Apache Corp. ...............................        3,627          241,232
   Chesapeake Energy Corp. ....................        4,570          132,758
   Devon Energy Corp. .........................        4,859          325,942
   EOG Resources, Inc. ........................        2,673          166,929
   XTO Energy, Inc. ...........................        4,029          189,564
                                                               --------------
                                                                    1,276,723
                                                               --------------
OIL & GAS REFINING & MARKETING--0.3%
   Sunoco, Inc. ...............................        1,353           84,373
   Valero Energy Corp. ........................        6,644          339,907
                                                               --------------
                                                                      424,280
                                                               --------------
OIL & GAS STORAGE & TRANSPORTATION--0.3%
   El Paso Corp. ..............................        7,752          118,450
   Kinder Morgan, Inc. ........................        1,180          124,785
   Williams Cos., Inc. (The) ..................        6,564          171,452
                                                               --------------
                                                                      414,687
                                                               --------------
OTHER DIVERSIFIED FINANCIAL SERVICES--5.3%
   Bank of America Corp. ......................       49,349        2,634,743
   Citigroup, Inc. ............................       53,997        3,007,633
   JPMorgan Chase & Co. .......................       38,121        1,841,244
                                                               --------------
                                                                    7,483,620
                                                               --------------
PACKAGED FOODS & MEATS--0.9%
   Campbell Soup Co. ..........................        2,393           93,064
   ConAgra Foods, Inc. ........................        5,628          151,956
   Dean Foods Co. (b) .........................        1,470           62,152
   General Mills, Inc. ........................        3,770          217,152
   Heinz (H.J.) Co. ...........................        3,621          162,981
   Hershey Co. (The) ..........................        1,911           95,168
   Kellogg Co. ................................        2,753          137,815
   McCormick & Co., Inc. ......................        1,452           55,989
   Sara Lee Corp. .............................        8,207          139,765
   Tyson Foods, Inc. Class A ..................        2,776           45,665
   Wrigley (Wm.) Jr. Co. ......................        2,415          124,904
                                                               --------------
                                                                    1,286,611
                                                               --------------
PAPER PACKAGING--0.1%
   Bemis Co., Inc. ............................        1,155           39,247
   Sealed Air Corp. ...........................          893           57,973
   Temple-Inland, Inc. ........................        1,198           55,144
                                                               --------------
                                                                      152,364
                                                               --------------
PAPER PRODUCTS--0.2%
   International Paper Co. ....................        5,008          170,773

                        See Notes to Financial Statements

                   PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES
           (FORMERLY PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES)

                                                    SHARES          VALUE
                                                  ----------   --------------
PAPER PRODUCTS--CONTINUED
   MeadWestvaco Corp. .........................        1,996   $       60,000
                                                               --------------
                                                                      230,773
                                                               --------------
PERSONAL PRODUCTS--0.2%
   Avon Products, Inc. ........................        4,885          161,401
   Estee Lauder Cos., Inc. (The) Class A ......        1,399           57,107
                                                               --------------
                                                                      218,508
                                                               --------------
PHARMACEUTICALS--6.2%
   Abbott Laboratories ........................       16,867          821,592
   Allergan, Inc. .............................        1,690          202,361
   Barr Pharmaceuticals, Inc. (b) .............        1,171           58,691
   Bristol-Myers Squibb Co. ...................       21,613          568,854
   Forest Laboratories, Inc. (b) ..............        3,481          176,139
   Johnson & Johnson ..........................       31,861        2,103,463
   King Pharmaceuticals, Inc. (b) .............        2,678           42,634
   Lilly (Eli) & Co. ..........................       10,834          564,451
   Merck & Co., Inc. ..........................       23,857        1,040,165
   Mylan Laboratories, Inc. ...................        2,322           46,347
   Pfizer, Inc. ...............................       79,236        2,052,212
   Schering-Plough Corp. ......................       16,319          385,781
   Watson Pharmaceuticals, Inc. (b) ...........        1,126           29,310
   Wyeth ......................................       14,799          753,565
                                                               --------------
                                                                    8,845,565
                                                               --------------
PHOTOGRAPHIC PRODUCTS--0.1%
   Eastman Kodak Co. ..........................        3,165           81,657
                                                               --------------
PROPERTY & CASUALTY INSURANCE--1.2%
   Allstate Corp. (The) .......................        6,868          447,176
   Ambac Financial Group, Inc. ................        1,167          103,945
   Chubb Corp. (The) ..........................        4,526          239,471
   Cincinnati Financial Corp. .................        1,908           86,451
   MBIA, Inc. .................................        1,485          108,494
   Progressive Corp. (The) ....................        8,370          202,721
   Safeco Corp. ...............................        1,157           72,370
   St. Paul Travelers Cos., Inc. (The) ........        7,583          407,131
                                                               --------------
                                                                    1,667,759
                                                               --------------
PUBLISHING--0.4%
   Dow Jones & Co., Inc. ......................          716           27,208
   Gannett Co., Inc. ..........................        2,575          155,685
   McGraw-Hill Cos., Inc. (The) ...............        3,892          264,734
   Meredith Corp. .............................          429           24,174
   New York Times Co. (The) Class A ...........        1,592           38,781
   Tribune Co. ................................        2,100           64,638
                                                               --------------
                                                                      575,220
                                                               --------------
RAILROADS--0.7%
   Burlington Northern Santa Fe Corp. .........        3,947          291,328
   CSX Corp. ..................................        4,782          164,644
   Norfolk Southern Corp. .....................        4,361          219,315
   Union Pacific Corp. ........................        2,967          273,023
                                                               --------------
                                                                      948,310
                                                               --------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.1%
   CB Richard Ellis Group, Inc. Class A (b) ...        2,031           67,429
   Realogy Corp. (b) ..........................        2,352           71,313
                                                               --------------
                                                                      138,742
                                                               --------------
REGIONAL BANKS--1.8%
   BB&T Corp. .................................        5,944          261,120
   Commerce Bancorp, Inc. .....................        2,055           72,480
   Compass Bancshares, Inc. ...................        1,425           85,001
   Fifth Third Bancorp ........................        6,146          251,556
   First Horizon National Corp. ...............        1,365           57,030
   Huntington Bancshares, Inc. ................        2,617           62,154
   KeyCorp ....................................        4,413          167,826
   M&T Bank Corp. .............................          856          104,569

                                                    SHARES          VALUE
                                                  ----------   --------------
REGIONAL BANKS--CONTINUED
   Marshall & Ilsley Corp. ....................        2,801   $      134,756
   National City Corp. ........................        6,940          253,726
   PNC Financial Services Group, Inc. (The) ...        3,229          239,075
   Regions Financial Corp. ....................        8,017          299,834
   SunTrust Banks, Inc. .......................        3,892          328,679
   Synovus Financial Corp. ....................        3,570          110,063
   Zions Bancorp. .............................        1,175           96,867
                                                               --------------
                                                                    2,524,736
                                                               --------------
RESIDENTIAL REITS--0.3%
   Apartment Investment & Management Co.
      Class A .................................        1,073           60,109
   Archstone-Smith Trust ......................        2,400          139,704
   Equity Residential .........................        3,205          162,654
                                                               --------------
                                                                      362,467
                                                               --------------
RESTAURANTS--0.8%
   Darden Restaurants, Inc. ...................        1,610           64,674
   McDonald's Corp. ...........................       13,591          602,489
   Starbucks Corp. (b) ........................        8,329          295,013
   Wendy's International, Inc. ................        1,051           34,778
   Yum! Brands, Inc. ..........................        2,913          171,284
                                                               --------------
                                                                    1,168,238
                                                               --------------
RETAIL REITS--0.2%
   Kimco Realty Corp. .........................        2,484          111,656
   Simon Property Group, Inc. .................        2,437          246,843
                                                               --------------
                                                                      358,499
                                                               --------------
SEMICONDUCTOR EQUIPMENT--0.3%
   Applied Materials, Inc. ....................       15,301          282,303
   KLA-Tencor Corp. ...........................        2,193          109,102
   Novellus Systems, Inc. (b) .................        1,358           46,742
   Teradyne, Inc. (b) .........................        2,086           31,207
   Verigy Ltd. (b) ............................          174            3,089
                                                               --------------
                                                                      472,443
                                                               --------------
SEMICONDUCTORS--2.1%
   Advanced Micro Devices, Inc. (b) ...........        6,029          122,691
   Altera Corp. (b) ...........................        3,958           77,893
   Analog Devices, Inc. .......................        3,758          123,526
   Broadcom Corp. Class A (b) .................        5,166          166,914
   Intel Corp. ................................       63,363        1,283,101
   Linear Technology Corp. ....................        3,285           99,601
   LSI Logic Corp. (b) ........................        4,402           39,618
   Maxim Integrated Products, Inc. ............        3,533          108,180
   Micron Technology, Inc. (b) ................        8,290          115,728
   National Semiconductor Corp. ...............        3,171           71,982
   NVIDIA Corp. (b) ...........................        3,884          143,747
   PMC-Sierra, Inc. (b) .......................        2,302           15,446
   Texas Instruments, Inc. ....................       16,307          469,642
   Xilinx, Inc. ...............................        3,695           87,978
                                                               --------------
                                                                    2,926,047
                                                               --------------
SOFT DRINKS--1.6%
   Coca-Cola Co. (The) ........................       22,408        1,081,186
   Coca-Cola Enterprises, Inc. ................        3,036           61,995
   Pepsi Bottling Group, Inc. (The) ...........        1,496           46,241
   PepsiCo, Inc. ..............................       18,045        1,128,715
                                                               --------------
                                                                    2,318,137
                                                               --------------
SPECIALIZED CONSUMER SERVICES--0.1%
   Block (H&R), Inc. ..........................        3,544           81,654
                                                               --------------
SPECIALIZED FINANCE--0.3%
   Chicago Mercantile Exchange Holdings,
      Inc. ....................................          383          195,234
   CIT Group, Inc. ............................        2,191          122,192
   Moody's Corp. ..............................        2,583          178,382
                                                               --------------
                                                                      495,808
                                                               --------------

                        See Notes to Financial Statements

                   PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES
           (FORMERLY PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES)

                                                    SHARES          VALUE
                                                  ----------   --------------
SPECIALIZED REITS--0.1%
   Plum Creek Timber Co., Inc. ................        1,945   $       77,508
   Public Storage, Inc. .......................        1,336          130,260
                                                               --------------
                                                                      207,768
                                                               --------------
SPECIALTY CHEMICALS--0.2%
   Ecolab, Inc. ...............................        1,968           88,954
   International Flavors & Fragrances, Inc. ...          869           42,720
   Rohm and Haas Co. ..........................        1,560           79,747
   Sigma-Aldrich Corp. ........................          731           56,813
                                                               --------------
                                                                      268,234
                                                               --------------
SPECIALTY STORES--0.3%
   Office Depot, Inc. (b) .....................        3,059          116,762
   OfficeMax, Inc. ............................          817           40,564
   Staples, Inc. ..............................        7,941          212,025
   Tiffany & Co. ..............................        1,487           58,350
                                                               --------------
                                                                      427,701
                                                               --------------
STEEL--0.3%
   Allegheny Technologies, Inc. ...............        1,108          100,474
   Nucor Corp. ................................        3,320          181,471
   United States Steel Corp. ..................        1,302           95,228
                                                               --------------
                                                                      377,173
                                                               --------------
SYSTEMS SOFTWARE--2.8%
   BMC Software, Inc. (b) .....................        2,258           72,708
   CA, Inc. ...................................        4,524          102,468
   Microsoft Corp. ............................       95,065        2,838,641
   Novell, Inc. (b) ...........................        3,735           23,157
   Oracle Corp. (b) ...........................       43,962          753,509
   Symantec Corp. (b) .........................       10,308          214,922
                                                               --------------
                                                                    4,005,405
                                                               --------------
THRIFTS & MORTGAGE FINANCE--1.5%
   Countrywide Financial Corp. ................        6,825          289,721
   Fannie Mae .................................       10,715          636,364
   Freddie Mac ................................        7,612          516,855
   MGIC Investment Corp. ......................          912           57,036
   Sovereign Bancorp, Inc. ....................        3,951          100,316
   Washington Mutual, Inc. ....................       10,387          472,505
                                                               --------------
                                                                    2,072,797
                                                               --------------
TIRES & RUBBER--0.0%
   Goodyear Tire & Rubber Co. (The) (b) .......        1,953           40,993
                                                               --------------
TOBACCO--1.5%
   Altria Group, Inc. .........................       23,032        1,976,606
   Reynolds American, Inc. ....................        1,888          123,607
   UST, Inc. ..................................        1,772          103,131
                                                               --------------
                                                                    2,203,344
                                                               --------------
TRADING COMPANIES & DISTRIBUTORS--0.0%
   Grainger (W.W.), Inc. ......................          804           56,232
                                                               --------------
TRUCKING--0.0%
   Ryder System, Inc. .........................          683           34,874
                                                               --------------

                                                    SHARES          VALUE
                                                  ----------   --------------
WIRELESS TELECOMMUNICATION SERVICES--0.6%
   Alltel Corp. ...............................        4,106   $      248,331
   Sprint Nextel Corp. ........................       31,812          600,929
                                                               --------------
                                                                      849,260
                                                               --------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $108,845,076) .............                   138,690,765
                                                               --------------
FOREIGN COMMON STOCKS(d)--0.9%

INDUSTRIAL CONGLOMERATES--0.5%
   Tyco International Ltd. (United States) ....       21,856          664,422
                                                               --------------
INDUSTRIAL MACHINERY--0.1%
   Ingersoll-Rand Co. Ltd. Class A
     (United States) ..........................        3,369          131,829
                                                               --------------
OIL & GAS DRILLING--0.1%
   Nabors Industries Ltd. (United States)(b) ..        3,290           97,976
                                                               --------------
PROPERTY & CASUALTY INSURANCE--0.2%
   ACE Ltd. (United States) ...................        3,582          216,962
   XL Capital Ltd. Class A (United States) ....        1,986          143,032
                                                               --------------
                                                                      359,994
                                                               --------------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $901,280) ..............................        1,254,221
                                                               --------------
RIGHTS--0.0%
   COMPUTER STORAGE & PERIPHERALS--0.0%
   Seagate Technology Tax Refund Rights (e) ...        7,900                0
                                                               --------------
TOTAL RIGHTS
   (Identified cost $0) ....................................                0
                                                               --------------
TOTAL LONG TERM INVESTMENTS--98.3%
   (Identified Cost $109,746,356) ..........................      139,944,986
                                                               --------------
SHORT-TERM INVESTMENTS--1.7%

                                                      PAR
                                                     VALUE
                                                     (000)
                                                  ----------
REPURCHASE AGREEMENTS--1.7%
   State Street Bank and Trust Co.
     repurchase agreement 2.55%
     dated 12/29/06, due 1/2/07,
     repurchase price $2,448,694
     collateralized by U.S. Treasury
     Bond 7.125%, 2/15/23
     market value $2,498,675 ..................   $    2,448        2,448,000
                                                               --------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $2,448,000) ............................        2,448,000
                                                               --------------
TOTAL INVESTMENTS--100.0%
   (Identified cost $112,194,356) ..........................      142,392,986(a)
   Other assets and liabilities, net--0.0% .................          (47,478)
                                                               --------------
NET ASSETS--100.0% .........................................   $  142,345,508
                                                               ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $27,891,553 and gross depreciation of $1,104,974 for federal income tax purposes. At December 31, 2006, the aggregate cost of securities for federal income tax purposes was $115,606,407.

(b)   Non-income producing.

(c)   All or a portion segregated as collateral for futures contracts.

(d) A common stock is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically or in the header, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

(e) Illiquid and restricted security. Security valued at fair value as determined in good faith by or under the direction of the Trustees. At December 31, 2006, this security amounted to a value of $0 or 0% of net assets. For acquisition information, see Note 6 "Illiquid and Restricted Securities" in the Notes to Financial Statements.

                        See Notes to Financial Statements

                   PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES
           (FORMERLY PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

ASSETS
Investment securities at value, (Identified cost $112,194,356) ....................   $  142,392,986
Cash ..............................................................................              415
Receivables
   Dividends and interest .........................................................          192,344
   Investment securities sold .....................................................           22,152
   Tax reclaims ...................................................................              233
Prepaid expenses ..................................................................           11,885
Other assets ......................................................................            5,154
                                                                                      --------------
      Total assets ................................................................      142,625,169
                                                                                      --------------
LIABILITIES
Payables
   Fund shares repurchased ........................................................          128,237
   Investment advisory fee ........................................................           30,403
   Professional fee ...............................................................           30,212
   Administration fee .............................................................           19,842
   Custodian fee ..................................................................           18,924
   Variation margin for futures contracts .........................................            8,550
   Service fee ....................................................................            7,910
   Trustee deferred compensation plan .............................................            5,154
   Trustees fee ...................................................................            4,477
   Other accrued expenses .........................................................           25,952
                                                                                      --------------
      Total liabilities ...........................................................          279,661
                                                                                      --------------
NET ASSETS ........................................................................   $  142,345,508
                                                                                      ==============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...............................   $  135,512,738
   Undistributed net investment income ............................................          113,237
   Accumulated net realized loss ..................................................      (23,480,072)
   Net unrealized appreciation ....................................................       30,199,605
                                                                                      --------------
NET ASSETS ........................................................................   $  142,345,508
                                                                                      ==============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ..       11,150,900
                                                                                      ==============
Net asset value and offering price per share.......................................   $        12.77
                                                                                      ==============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME
   Dividends ......................................................................   $    2,110,831
   Interest .......................................................................           38,536
   Foreign taxes withheld .........................................................             (991)
                                                                                      --------------
      Total investment income .....................................................        2,148,376
                                                                                      --------------
EXPENSES
   Investment advisory fee ........................................................          488,230
   Financial agent fee ............................................................           40,919
   Administration fee .............................................................           48,109
   Service fee ....................................................................           70,522
   Custodian ......................................................................           55,608
   Printing .......................................................................           37,116
   Professional ...................................................................           28,628
   Trustees .......................................................................           20,620
   Miscellaneous ..................................................................           39,089
                                                                                      --------------
      Total expenses ..............................................................          828,841
   Less expenses reimbursed by investment advisor .................................         (150,784)
   Custodian fees paid indirectly .................................................             (100)
                                                                                      --------------
      Net expenses ................................................................          677,957
                                                                                      --------------
NET INVESTMENT INCOME (LOSS) ......................................................        1,470,419
                                                                                      --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ........................................       10,058,438
   Net realized gain (loss) on futures ............................................           86,699
   Net change in unrealized appreciation (depreciation) on investments ............        3,193,111
   Net change in unrealized appreciation (depreciation) on futures ................              975
                                                                                      --------------
NET GAIN (LOSS) ON INVESTMENTS ....................................................       13,339,223
                                                                                      --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...................   $   14,809,642
                                                                                      ==============

                       See Notes to Financial Statements

                   PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES
           (FORMERLY PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES)

STATEMENT OF CHANGES IN NET ASSETS

                                                                                   YEAR ENDED      YEAR ENDED
                                                                                  DECEMBER 31,     DECEMBER 31,
                                                                                      2006            2005
                                                                                 --------------   -------------
FROM OPERATIONS
   Net investment income (loss) ..............................................   $    1,470,419   $   1,362,935
   Net realized gain (loss) ..................................................       10,145,137       2,505,644
   Net change in unrealized appreciation (depreciation) ......................        3,194,086         (33,457)
                                                                                 --------------   -------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...............       14,809,642       3,835,122
                                                                                 --------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .....................................................       (1,455,414)     (1,364,442)
                                                                                 --------------   -------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .................       (1,455,414)     (1,364,442)
                                                                                 --------------   -------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (175,192 and 270,859 shares, respectively) ..        2,064,945       2,947,013
   Net asset value of shares issued from reinvestment of distributions
      (121,245 and 123,133 shares, respectively) .............................        1,455,414       1,364,442
   Proceeds from shares issued in conjunction with Plan of Reorganization
      (1,757,784 and 0 shares, respectively) (See Note 13) ...................       21,817,938              --
   Proceeds from shares issued in conjunction with Plan of Reorganization
      (1,792,551 and 0 shares, respectively) (See Note 13) ...................       22,249,471              --
   Cost of shares repurchased (1,979,483 and 1,934,278 shares, respectively) .      (23,654,985)    (21,352,246)
                                                                                 --------------   -------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .................       23,932,783     (17,040,791)
                                                                                 --------------   -------------
   NET INCREASE (DECREASE) IN NET ASSETS .....................................       37,287,011     (14,570,111)
NET ASSETS
   Beginning of period .......................................................      105,058,497     119,628,608
                                                                                 --------------   -------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $113,237
      AND $98,232, RESPECTIVELY] .............................................   $  142,345,508   $ 105,058,497
                                                                                 ==============   =============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                     YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------------
                                                   2006           2005          2004       2003        2002
                                                ---------      ---------     ---------   ---------   ---------
Net asset value, beginning of period ........   $   11.32      $   11.05     $   10.21   $    8.17   $   10.81
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) .............        0.16(1)        0.13(1)       0.15        0.10        0.08
   Net realized and unrealized gain (loss) ..        1.44           0.28          0.84        2.04       (2.63)
                                                ---------      ---------     ---------   ---------   ---------
      TOTAL FROM INVESTMENT OPERATIONS ......        1.60           0.41          0.99        2.14       (2.55)
                                                ---------      ---------     ---------   ---------   ---------

LESS DISTRIBUTIONS
   Dividends from net investment income .....       (0.15)         (0.14)        (0.15)      (0.10)      (0.09)
                                                ---------      ---------     ---------   ---------   ---------
      TOTAL DISTRIBUTIONS ...................       (0.15)         (0.14)        (0.15)      (0.10)      (0.09)
                                                ---------      ---------     ---------   ---------   ---------
CHANGE IN NET ASSET VALUE ...................        1.45           0.27          0.84        2.04       (2.64)
                                                ---------      ---------     ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD ..............   $   12.77      $   11.32     $   11.05   $   10.21   $    8.17
                                                =========      =========     =========   =========   =========
Total return ................................       14.21%          3.69%         9.84%      26.23%     (23.68)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) ....   $ 142,346      $ 105,058     $ 119,629   $ 110,334   $  82,978
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ...................        0.63%(2)       0.65%         0.65%       0.65%       0.63%
   Gross operating expenses .................        0.77%          0.72%         0.72%       0.72%       0.74%
   Net investment income (loss) .............        1.36%          1.22%         1.44%       1.18%       0.91%
Portfolio turnover ..........................          74%            14%           22%         52%         44%

(1)   Computed using average shares outstanding.

(2) Represents a blended net operating expense ratio. See Note 3 in the Notes to Financial Statements.

                        See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                         NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

NOTE 1--ORGANIZATION

      The Phoenix Edge Series Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is organized with series, which are available only to the following separate accounts: Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, PHL Variable Accumulation Account, PHLVIC Variable Universal Life Account, Phoenix Life and Annuity Variable Universal Life Account, and Phoenix Life Separate Accounts B, C, and D.

      The Fund is comprised of 18 series (each a "series") each having a distinct investment objective as outlined below:

----------------------------------------------------------------------------------------------------------------------------------
FUND NAME                                                        INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------------------------------------
Phoenix Capital Growth Series                                    Intermediate and long-term capital appreciation, with income as a
("Capital Growth")                                               secondary consideration.
(f/k/a Phoenix-Engemann Capital Growth)
----------------------------------------------------------------------------------------------------------------------------------
Phoenix Growth and Income Series                                 Dividend growth, current income and capital appreciation.
("Growth and Income")
(f/k/a Phoenix-Engemann Growth and Income Series)
----------------------------------------------------------------------------------------------------------------------------------
Phoenix Mid-Cap Growth Series                                    Capital appreciation.
("Mid-Cap Growth")
----------------------------------------------------------------------------------------------------------------------------------
Phoenix Money Market Series                                      As high a level of current income as is consistent with the
("Money Market")                                                 preservation of capital and maintenance of liquidity.
(f/k/a Phoenix-Goodwin Money Market Series)
----------------------------------------------------------------------------------------------------------------------------------
Phoenix Multi-Sector Fixed Income Series                         Long-term total return.
("Multi-Sector Fixed Income")
(f/k/a Phoenix-Goodwin Multi-Sector Fixed Income Series)
----------------------------------------------------------------------------------------------------------------------------------
Phoenix Multi-Sector Short Term Bond Series                      To provide high current income while attempting to limit changes in
("Multi-Sector Short Term Bond")                                 the series' net asset value per share caused by interest rate
(f/k/a Phoenix-Goodwin Multi-Sector Short Term Bond Series)      changes.
----------------------------------------------------------------------------------------------------------------------------------
Phoenix Strategic Allocation Series                              High total return over an extended period of time consistent with
("Strategic Allocation")                                         prudent investment risk.
(f/k/a Phoenix-Engemann Strategic Allocation Series)
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                            High total return consistent with reasonable risk.
("Aberdeen International")
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series                            Long-term capital growth.
("Alger Small-Cap Growth")
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series              Capital appreciation and income with approximately equal emphasis.
("Duff & Phelps Real Estate Securities")
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth   Seek long-term capital growth.
("S&P Aggressive Growth")
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation Series: Growth              Seek long-term capital growth with current income as a secondary
("S&P Growth")                                                   consideration.
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth     Seek long-term capital growth and current income, with a greater
("S&P Moderate Growth")                                          emphasis on capital growth.
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation Series: Moderate            Seek current income with capital growth as a secondary
("S&P Moderate")                                                 consideration.
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series                   Long-term capital appreciation with current income as a secondary
("Sanford Bernstein Mid-Cap Value")                              consideration.
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series                 Long-term capital appreciation by investing primarily in small-
("Sanford Bernstein Small-Cap Value")                            capitalization stocks that appear to be undervalued, with current income as a secondary consideration.
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Comstock Series                               Long-term capital appreciation with current income as a secondary
("Van Kampen Comstock")                                          consideration.
(f/k/a Phoenix-Engemann Value Equity)
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Equity 500 Index Series                       High total return.
("Van Kampen Equity 500 Index")
(f/k/a Phoenix-Alliance/Bernstein Enhanced Index Series)
----------------------------------------------------------------------------------------------------------------------------------

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 2006

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A.    SECURITY VALUATION

      Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

      Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.

      As required, some securities and assets may be valued at fair value as determined in good faith by or under the direction of the Trustees.

      Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

      Certain securities held by the Fund were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. At December 31, 2006, the total value of these securities represented the following approximate percentage of net assets:

         SERIES                                      PERCENTAGE OF NET ASSETS
         ------                                      ------------------------
         Multi-Sector Fixed Income    .............            3.3%
         Multi-Sector Short Term Bond .............            5.1

      Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

      Money Market uses the amortized cost method of security valuation absent extraordinary or unusual market conditions. In the opinion of the Trustees, this represents the fair value of the securities. The Trustees monitor the deviations between the net asset value per share as determined by using available market quotations and its net asset value per share using amortized cost. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide fair valuation. Using this method, the series attempts to maintain a constant net asset value of $10 per share.

      In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

B.    SECURITY TRANSACTIONS AND RELATED INCOME

      Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the series is notified. Interest income is recorded on the accrual basis. Each series amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C.    INCOME TAXES

      Each series is treated as a separate taxable entity. It is the policy of each series in the Fund to comply with the requirements of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

      Certain series may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each series will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.

      In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006, with early application permitted if no interim financial

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2006

      statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. The evaluation of the impact that may result from adopting FIN 48 is in progress.

D.    DISTRIBUTIONS TO SHAREHOLDERS

      Distributions are recorded by each series on the ex-dividend date. For Money Market, income distributions are recorded daily. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.    EXPENSES

      Expenses incurred by the Fund with respect to more than one series are allocated in proportion to the net assets of each series, except where allocation of direct expense to each series or an alternative allocation method can be more appropriately made. In addition to the net operating expenses that the Phoenix-S&P Asset Allocation series' bear directly, the contract owners, as investors in the series, indirectly bear the series' pro-rata expenses of the underlying funds in which each series invests.

F.    FOREIGN CURRENCY TRANSLATION

      Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid, is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from either changes in exchange rates or in the market prices of securities.

G.    FOREIGN SECURITY COUNTRY DETERMINATION

      A combination of the following criteria is used to assign the countries of risk listed in the schedules of investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

H.    FORWARD CURRENCY CONTRACTS

      Certain series may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if a counterparty does not perform under the contract.

      A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each series as unrealized gain or loss. When the contract is closed or offset with the same counterparty, the series records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

      At December 31, 2006, the Fund had entered into forward currency contracts as follows:

                                                                                                         NET UNREALIZED
                                               CONTRACT TO       IN EXCHANGE    SETTLEMENT                APPRECIATION
                                                 RECEIVE             FOR           DATE        VALUE     (DEPRECIATION)
                                             ----------------  ---------------  ----------  -----------  --------------
Multi-Sector Fixed Income   ...............  JPY   71,375,850  USD     610,050      2/7/07  $   603,012  $       (7,038)
                                             JPY  139,794,450  USD   1,200,983      2/7/07    1,181,040         (19,943)
                                             JPY   69,523,200  USD     599,855     2/14/07      587,862         (11,993)
                                                                                                         --------------

                                                                                                         $      (38,974)
                                                                                                         ==============

                                                                                                         NET UNREALIZED
                                               CONTRACT TO       IN EXCHANGE    SETTLEMENT                APPRECIATION
                                                 RECEIVE             FOR           DATE        VALUE     (DEPRECIATION)
                                             ----------------  ---------------  ----------  -----------  --------------
Multi-Sector Short-Term Bond ..............  JPY   13,550,640  USD     114,724     1/12/07  $   114,088  $         (636)
                                             JPY   42,683,625  USD     365,442     1/24/07      359,969          (5,473)
                                             JPY   26,862,895  USD     230,781      2/7/07      226,949          (3,832)
                                             JPY   10,980,900  USD      93,854      2/7/07       92,771          (1,083)
                                             JPY   14,484,000  USD     124,970     2/14/07      122,471          (2,499)
                                                                                                         --------------

                                                                                                         $      (13,523)
                                                                                                         ==============

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2006

                                                                                                         NET UNREALIZED
                                               CONTRACT TO       IN EXCHANGE    SETTLEMENT                APPRECIATION
                                                 RECEIVE             FOR           DATE        VALUE     (DEPRECIATION)
                                             ----------------  ---------------  ----------  -----------  --------------
Strategic Allocation ......................  JPY   38,433,150  USD     328,488      2/7/07  $   324,698  $       (3,790)
                                             JPY   40,555,200  USD     349,915     2/14/07      342,919          (6,996)
                                                                                                         --------------

                                                                                                         $      (10,786)
                                                                                                         ==============

      JPY Japanese Yen          USD United States Dollar

I.    FUTURES CONTRACTS

      A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Certain series may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the series is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the series as unrealized gains or losses. When the contract is closed, the series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the series is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

      At December 31, 2006, the series had entered into futures contracts as follows:

                                                                                    VALUE OF
                                                                         NUMBER     CONTRACTS    MARKET      UNREALIZED
                                                            EXPIRATION     OF         WHEN      VALUE OF    APPRECIATION
                                                               DATE     CONTRACTS    OPENED     CONTRACTS   (DEPRECIATION)
                                                            ----------  ---------  ----------  -----------  -------------
      Van Kampen Equity 500 Index
         S&P 500(R) Index ................................   March '07      6      $2,140,275  $ 2,143,200  $       2,925

         S&P 500(R) Index E-Mini .........................   March '07      4         287,800      285,850         (1,950)
                                                                                                            -------------

                                                                                                            $         975
                                                                                                            =============

J.    REIT INVESTMENTS

      Dividend income is recorded using management's estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

K.    SECURITY LENDING

      Certain series may loan securities to qualified brokers through an agreement with State Street Bank and Trust (the "Custodian"). Under the terms of the agreement, the series receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the borrower are recorded as income by the series net of fees and rebates charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

L.    LOAN AGREEMENTS

      Certain series may invest in direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The series' investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

      A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the series has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The series generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the series may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the series purchases assignments from lenders it acquires direct rights against the borrower on the loan.

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 2006

      Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

M.    WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

      Certain series may engage in when-issued or delayed delivery transactions. Each series records when-issued and delayed delivery securities on the trade date. Each series maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

N.    REPURCHASE AGREEMENTS

      A repurchase agreement is a transaction where a series acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. Each series, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the series in the event of default by the seller. If the seller defaults and the value of the collateral declines, or if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

O.    CREDIT LINKED NOTES

      Certain series may invest in credit-linked notes, which are usually issued by a special purpose vehicle that is selling credit protection through a credit default swap. The performance of the notes is linked to the performance of the underlying reference obligation. The special purpose vehicle invests the proceeds from the notes to cover its contingent obligation. Credit linked notes may also have risks with default by the referenced obligation, currency and/or interest rates.

NOTE 3--INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

      The advisors to the Fund are Phoenix Investment Counsel, Inc. ("PIC"), Phoenix Variable Advisors, Inc. ("PVA"), and Duff & Phelps Investment Management Co. ("DPIM"). PIC is an indirect wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). DPIM is a direct subsidiary of PXP. PXP in turn is an indirect-wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"). PVA is a wholly-owned subsidiary of PM Holdings. Inc., which is an indirect, wholly-owned subsidiary of Phoenix Life Insurance Company ("PLIC").

      As compensation for their services to the Fund, the advisors are entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate series listed below:

      SERIES                                          ADVISOR  $250 MILLION  $250 MILLION  $500 MILLION
      ------                                          -------  ------------  ------------  ------------
      Capital Growth ...............................    PIC        0.70%         0.65%         0.60%
      Growth and Income ............................    PIC(3)     0.70          0.65          0.60
      Mid-Cap Growth ...............................    PVA        0.80          0.80          0.80
      Money Market .................................    PIC        0.40          0.35          0.30
      Multi-Sector Fixed Income ....................    PIC        0.50          0.45          0.40
      Multi-Sector Short Term Bond .................    PIC        0.50          0.45          0.40
      Strategic Allocation .........................    PIC        0.60          0.55          0.50
      Aberdeen International .......................    PIC        0.75          0.70          0.65
      Alger Small-Cap Growth .......................    PVA        0.85          0.85          0.85
      S&P Aggressive Growth ........................    PVA(1)     0.40          0.40          0.40
      S&P Growth ...................................    PVA(1)     0.40          0.40          0.40
      S&P Moderate Growth ..........................    PVA(1)     0.40          0.40          0.40
      S&P Moderate .................................    PVA(1)     0.40          0.40          0.40
      Sanford Bernstein Mid-Cap Value ..............    PVA        1.05          1.05          1.05
      Sanford Bernstein Small-Cap Value ............    PVA        1.05          1.05          1.05
      Van Kampen Comstock ..........................    PVA(2)     0.70          0.65          0.60
      Van Kampen Equity 500 Index ..................    PVA        0.45          0.45          0.45

(1) For the period February 3, 2006 through April 30, 2006, PIC served as the advisor to the series.

(2) For the period January 1, 2006 through April 30, 2006, Engemann Asset Management ("EAM") served as the advisor to the series.

(3) For the period January 1, 2006 through October 22, 2006, EAM served as the advisor to the series.

                                                                   RATE FOR FIRST  RATE FOR NEXT  RATE FOR OVER
                                                                    $1 BILLION      $1 BILLION     $2 BILLION
                                                                   --------------  -------------  -------------
Duff & Phelps Real Estate Securities ...............  DPIM              0.75%          0.70%          0.65%

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2006

      Pursuant to a subadvisory agreement with the Fund, certain advisors delegate certain investment decisions and/or research functions with respect to the following series to the subadvisor indicated, for which each is paid a fee by the respective advisor.

      SERIES                              SUBADVISOR
      ------                              ----------
      Capital Growth(1)                   Harris Investment Management, Inc. ("Harris")
      Mid-Cap Growth                      Bennett Lawrence Management LLC ("Bennett Lawrence")
      Aberdeen International              Aberdeen Asset Management Inc. ("Aberdeen")
      Alger Small-Cap Growth              Fred Alger Management, Inc. ("Alger")
      S&P Aggressive Growth               Standard & Poor's Investment Advisory Services LLC ("SPIAS")
      S&P Growth                          Standard & Poor's Investment Advisory Services LLC ("SPIAS")
      S&P Moderate Growth                 Standard & Poor's Investment Advisory Services LLC ("SPIAS")
      S&P Moderate                        Standard & Poor's Investment Advisory Services LLC ("SPIAS")
      Sanford Bernstein Mid-Cap Value     AllianceBernstein, L.P. ("Alliance")
      Sanford Bernstein Small-Cap Value   AllianceBernstein, L.P. ("Alliance")
      Van Kampen Comstock                 Morgan Stanley Investment Management Inc. dba Van Kampen ("Van Kampen")
      Van Kampen Equity 500 Index(2)      Morgan Stanley Investment Management Inc. dba Van Kampen ("Van Kampen")

      (1) For the period of January 1, 2006 through June 22, 2006, EAM was the subadvisor to this series.

      (2) For the period of January 1, 2006 through August 31, 2006, Alliance was the subadvisor to this series.

      PIC and PVA employ subadvisors to furnish portfolio management services to the series, subject to Investment Subadvisory Agreements.

      For the period January 1, 2006 through October 22, 2006, with respect to the equity portion of Strategic Allocation, EAM was the subadvisor to the series. Effective October 23, 2006, PIC manages the equity portion of the series.

      Effective September 1, 2006, the advisors (excluding management and distribution fees, interest, taxes, brokerage fees and commissions) have contractually agreed to reimburse expenses of the Fund, to the extent that such expenses exceed the operating expenses of the series' average net assets (the "expense caps") until December 31, 2007 as listed in the chart below.

                                                               MAXIMUM OPERATING
      SERIES                                                        EXPENSE
      ------                                                   -----------------
      Capital Growth ........................................         0.25%
      Growth and Income .....................................         0.15(2)
      Mid-Cap Growth ........................................         0.30(3)
      Money Market ..........................................         0.25
      Multi-Sector Fixed Income .............................         0.25
      Multi-Sector Short Term Bond ..........................         0.20
      Strategic Allocation ..................................         0.25
      Aberdeen International ................................         0.30(2)
      Alger Small-Cap Growth ................................         0.15
      Duff & Phelps Real Estate Securities ..................         0.35
      S&P Aggressive Growth .................................         0.05(1)
      S&P Growth ............................................         0.05(1)
      S&P Moderate Growth ...................................         0.05(1)
      S&P Moderate ..........................................         0.05(1)
      Sanford Bernstein Mid-Cap Value .......................         0.25
      Sanford Bernstein Small-Cap Value .....................         0.25
      Van Kampen Comstock ...................................         0.25
      Van Kampen Equity 500 Index ...........................         0.15(3)

      (1) The Advisor has contractually agreed to reimburse certain operating expenses for the series until December 31, 2007.

      (2) For the period of January 1, 2006 through August 31, 2006, the maximum operating expense was 0.10% higher than the rate shown in the table above.

      (3) For the period of January 1, 2006 through August 31, 2006, the maximum operating expense was 0.05% higher than the rate shown in the table above.

      Effective July 1, 2006, Phoenix Equity Planning Corporation ("PEPCO"), an indirect majority-owned subsidiary of PNX, serves as the Administrator to the Fund. PEPCO receives an administration fee at an annual rate of 0.09% of the first $5 billion, 0.08% on the next $10 billion, and 0.07% over $15 billion of the average net assets across all non-money market funds in the Phoenix Funds and The Phoenix Edge Series Fund. For the money market funds, the fee is 0.035% of the average net assets across all Phoenix money market funds within the Phoenix Funds Family.

      Until June 30, 2006, PEPCO served as Financial Agent to the Fund. PEPCO received a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, to Financial Agent, plus (2) the documented cost to Financial Agent to provide tax services and oversight of subagent's performance. For the fiscal year (the "period") ended December 31, 2006, the Fund incurred administration and/or financial agent fees totaling $1,770,841.

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2006

      Pursuant to a Service Agreement, Phoenix Life Insurance Company ("PLIC"), a wholly-owned subsidiary of PNX, receives a service fee at the annual rate of 0.065% of the average daily net assets of each series for providing certain stock transfer and accounting services for each series. For the period ended December 31, 2006, the Fund paid PLIC $1,471,678.

      PEPCO serves as the distributor to the Phoenix-S&P Series' shares. For its services each Phoenix-S&P Series pays PEPCO distribution and/or service fees at an annual rate not to exceed 0.25% of the average daily net assets of each respective Phoenix-S&P Series.

      At December 31, 2006, PLIC and its affiliates held shares in the Fund which aggregate the following:

                                                                       AGGREGATE
                                                                       NET ASSET
                                                              SHARES     VALUE
                                                              ------   ---------

      S&P Aggressive Growth ................................  20,202   $225,225
      S&P Growth ...........................................  20,240    219,950
      S&P Moderate Growth ..................................  20,292    217,559
      S&P Moderate .........................................  20,299    211,384

      The Fund provides a deferred compensation plan for its disinterested trustees. Under the deferred compensation plan, disinterested trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, and then, in turn, may be invested in the shares of unaffiliated mutual funds selected by the disinterested trustees. Investments in such unaffiliated mutual funds are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2006. As of December 31, 2006, the aggregate value of such investments is $94,818.

NOTE 4--PURCHASES AND SALES OF SECURITIES

      Purchases and sales of securities (excluding U.S. Government and agency securities, short-term securities, futures contracts, and forward currency contracts) during the period ended December 31, 2006, were as follows:

                                                             PURCHASES       SALES
                                                           ------------   ------------
      Capital Growth ....................................  $746,995,027   $825,295,178
      Growth and Income .................................    54,033,637     60,760,751
      Mid-Cap Growth ....................................    43,654,012     55,651,832
      Money Market ......................................     9,499,631             --
      Multi-Sector Fixed Income .........................   158,472,426    157,307,512
      Multi-Sector Short Term Bond ......................    28,998,326     26,433,425
      Strategic Allocation ..............................   241,071,378    294,947,339
      Aberdeen International ............................   143,442,336    139,074,948
      Alger Small-Cap Growth ............................    48,796,569     53,094,985
      Duff & Phelps Real Estate Securities ..............    48,651,373     45,414,389
      S&P Aggressive Growth .............................    16,549,340      6,020,711
      S&P Growth ........................................    20,376,277      8,040,448
      S&P Moderate Growth ...............................    13,160,382      4,259,429
      S&P Moderate ......................................     5,139,737      1,384,919
      Sanford Bernstein Mid-Cap Value ...................    65,523,084     67,140,452
      Sanford Bernstein Small-Cap Value .................    41,422,709     42,437,983
      Van Kampen Comstock ...............................   106,453,283    128,149,474
      Van Kampen Equity 500 Index .......................    80,658,562    100,060,805

      Purchases and sales of long-term U.S. Government and agency securities during the period ended December 31, 2006, were as follows:

                                                             PURCHASES       SALES
                                                           ------------   ------------
      Multi-Sector Fixed Income .........................  $ 63,259,103   $ 58,719,256
      Multi-Sector Short Term Bond ......................    11,415,202     13,784,671
      Strategic Allocation ..............................    37,265,696     44,434,864

NOTE 5--CREDIT RISK AND ASSET CONCENTRATIONS

      In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a series' ability to repatriate such amounts.

      Certain series may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a series, positive or negative, than if a series did not concentrate its investments in such sectors.

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 2006

      At December 31, 2006, the series held securities in specific sectors as detailed below:

      SERIES                                     SECTOR          PERCENTAGE OF TOTAL NET ASSETS
      ------                              -------------------    ------------------------------
      Growth and Income                  Financials                           25%
      Mid-Cap Growth                     Information Technology               26
      Sanford Bernstein Mid-Cap Value    Financials                           26
      Sanford Bernstein Small-Cap Value  Financials                           27
      Van Kampen Comstock                Financials                           27

      High yield/high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the advisors and/or subadvisors to accurately predict risk.

NOTE 6--ILLIQUID AND RESTRICTED SECURITIES

      Investments shall be considered illiquid if they cannot be disposed of in seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the series. Additionally, the following information is also considered in determining illiquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are noted as such at the end of each series' Schedule of Investments where applicable.

      Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933. Generally, 144A securities are excluded from this category, except where defined as illiquid.

      At December 31, 2006, the Fund held the following restricted securities:

                                                                                          Market      % of Net Assets
                                                    Acquisition Date  Acquisition Cost     Value    at December 31, 2006
                                                    ----------------  ----------------  ----------  --------------------
      Multi-Sector Fixed Income
         Candescent Technologies Corp. Cv 144A
         8%, 5/1/03 ..............................       3/6/00          $   40,000     $        0            0%

      Strategic Allocation
         ITW Cupids Financing Trust I 144A
         6.55%, 12/31/11 .........................      4/18/02           1,996,980      2,082,706          0.7

      Alger Small-Cap Growth
         Autobytel, Inc. .........................      6/20/03              20,288         13,150            0

      Van Kampen Equity 500 Index
         Seagate Technology Tax Refund Rights ....     11/22/00                   0              0            0

      Each series will bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of such securities.

NOTE 7--INDEMNIFICATIONS

      Under the series' organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the series. In addition, the series enter into contracts that contain a variety of indemnifications. The series' maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

NOTE 8--REGULATORY EXAMS

      Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by The Phoenix Companies, Inc. and its subsidiaries (collectively "the Company") with securities and other laws and regulations affecting their registered products. During 2004 and 2005, the Boston District Office of the Securities and Exchange Commission ("SEC") conducted an examination of the Company's investment company and investment adviser affiliates. Following the examination, the staff of the Boston District Office issued a deficiency letter noting perceived weaknesses in procedures for monitoring trading to prevent market timing activity prior to 2004. The staff requested the Company to conduct an analysis as to whether shareholders, policyholders and contract holders who invested in the funds that may have been affected by undetected market timing activity had suffered harm and to advise the staff whether the Company believes reimbursement is necessary or appropriate under the circumstances. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. A third party was retained to assist the Company in preparing the analysis. In 2005, based on the third party analysis the Company notified the staff at the SEC Boston District Office that reimbursements were not appropriate under the circumstances. The Company does not believe that the outcome of this matter will be material to these financial statements.

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 2006

NOTE 9--FEDERAL INCOME TAX INFORMATION

      The following series have capital loss carryovers which may be used to offset future capital gains.

                                                       EXPIRATION YEAR
                               ------------------------------------------------------------------
                                  2007         2008          2009          2010          2011
                               ----------  ------------  ------------  ------------  ------------
Capital Growth ..............          --            --  $211,269,784  $ 84,341,763  $  5,973,373
Growth and Income ...........          --            --            --     1,919,085     5,418,582
Mid-Cap Growth ..............          --  $ 60,050,708    39,729,684    16,035,347
Multi-Sector
   Fixed Income .............  $  135,565     6,659,630     4,980,791     7,850,329            --
Multi-Sector Short
   Term Bond ................                                                              18,992
Strategic Allocation ........          --            --            --            --            --
Aberdeen International ......          --            --            --            --     7,445,260
Alger Small-Cap Growth ......          --            --            --            --            --
Duff & Phelps
   Real Estate Securities ...          --            --            --            --            --
S&P Aggressive Growth .......          --            --            --            --            --
S&P Growth ..................          --            --            --            --            --
S&P Moderate Growth .........          --            --            --            --            --
S&P Moderate ................          --            --            --            --            --
Sanford Bernstein
   Mid-Cap Value ............          --            --            --            --            --
Sanford Bernstein
   Small-Cap Value ..........          --            --            --            --            --
Van Kampen Comstock .........          --            --            --            --            --
Van Kampen Equity 500
   Index ....................          --            --            --     9,710,619     8,593,478

                                                 EXPIRATION YEAR
                               ----------------------------------------------------
                                   2012          2013        2014         TOTAL
                               ------------  -----------  ----------  -------------
Capital Growth ..............  $  2,820,243           --          --  $ 304,405,163
Growth and Income ...........            --           --          --      7,337,667
Mid-Cap Growth ..............                $   980,825          --    116,796,564
Multi-Sector
   Fixed Income .............            --           --          --     19,626,315
Multi-Sector Short
   Term Bond ................       171,793      158,707  $  167,631        517,123
Strategic Allocation ........            --           --          --             --
Aberdeen International ......            --           --          --      7,445,260
Alger Small-Cap Growth ......            --           --          --             --
Duff & Phelps
   Real Estate Securities ...            --           --          --             --
S&P Aggressive Growth .......            --           --       9,598          9,598
S&P Growth ..................            --           --      24,010         24,010
S&P Moderate Growth .........            --           --          --             --
S&P Moderate ................            --           --       2,051          2,051
Sanford Bernstein
   Mid-Cap Value ............            --           --          --             --
Sanford Bernstein
   Small-Cap Value ..........            --           --          --             --
Van Kampen Comstock .........            --           --          --             --
Van Kampen Equity 500
   Index ....................       574,626    1,188,323                 20,067,046

Included in the Capital Growth amounts are $6,011,292 and $32,228,924, respectively, which were acquired in connection with the mergers of the Engemann Nifty Fifty Series on April 5, 2002 and AIM Growth, on October 27, 2006.

Included in the Growth and Income amounts are $6,488 and $303,453, respectively, which were acquired in connection with the mergers of the MFS Investors Trust Series and Alliance/Bernstein Growth & Value Series on September 17, 2004.

Included in the Mid-Cap Growth amounts are $88,351,165, which were acquired in connection with the merger of the Strategic Theme Series on October 27, 2006.

Included in the Van Kampen Equity 500 Index amounts are $729,773 and $2,722,300, respectively, which were acquired in connection with the mergers of the Northern Dow 30 Series and Northern Nasdaq-100 Index Series on October 27, 2006.

A series may not realize the benefit of these losses to the extent it does not realize gains on investments prior to the expiration of the capital loss carryovers.

The following series utilized losses deferred in prior years against current year capital gains as follows:

Capital Growth .................................................   $  51,382,377
Growth and Income ..............................................       3,452,935
Mid-Cap Growth .................................................         476,342
Multi-Sector Fixed Income ......................................         842,036
Aberdeen International .........................................      28,715,906
Alger Small-Cap Growth .........................................       2,253,947
Van Kampen Comstock ............................................       1,311,866
Van Kampen Equity 500 Index ....................................       9,044,207

Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following tax year. For the period ended December 31, 2006, the following series deferred and/or recognized post October losses as follows:

                                    CAPITAL    CAPITAL     CURRENCY    CURRENCY
SERIES                             DEFERRED   RECOGNIZED   DEFERRED   RECOGNIZED
------                             --------   ----------   --------   ----------
Mid-Cap Growth .................   $ 17,508           --         --           --
Multi-Sector Fixed Income ......         --   $  185,847   $111,258   $  289,184
Multi-Sector Short Term Bond ...      5,333       44,414         --      101,921
Strategic Allocation ...........         --           --     17,426      114,841
Aberdeen International .........         --           --      6,685       36,915
Alger Small-Cap Growth .........         --      258,832         --           --

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 2006

      The components of distributable earnings on a tax basis, (excluding unrealized appreciation (depreciation), which are disclosed in the respective schedule of investments), consist of undistributed ordinary income and undistributed long-term capital gains as follows:

                                                UNDISTRIBUTED   UNDISTRIBUTED
                                                   ORDINARY       LONG-TERM
                                                    INCOME      CAPITAL GAINS
                                                -------------   -------------
      Capital Growth ........................   $     226,129              --
      Growth and Income .....................          47,025              --
      Mid-Cap Growth ........................              --              --
      Money Market ..........................           3,905              --
      Multi-Sector Fixed Income .............         888,333              --
      Multi-Sector Short Term Bond ..........         197,594              --
      Strategic Allocation ..................       2,517,264   $   2,096,985
      Aberdeen International ................       1,415,002              --
      Alger Small-Cap Growth ................              --       5,379,439
      Duff & Phelps Real Estate Securities ..       1,098,195       2,651,325
      S&P Aggressive Growth .................             219              --
      S&P Growth ............................              --              --
      S&P Moderate Growth ...................           4,272              --
      S&P Moderate ..........................              --              --
      Sanford Bernstein Mid-Cap Value .......       1,202,756       2,362,818
      Sanford Bernstein Small-Cap Value .....         431,386       1,119,425
      Van Kampen Comstock ...................         527,634         776,472
      Van Kampen Equity 500 Index ...........         116,061              --

      The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal tax purposes. Short-term gains distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

NOTE 10--RECLASSIFICATION OF CAPITAL ACCOUNTS

      For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset values of the Funds. As of December 31, 2006, the following series recorded reclassifications to increase (decrease) the accounts listed below:

                                           UNDISTRIBUTED    ACCUMULATED    CAPITAL PAID IN
                                          NET INVESTMENT   NET REALIZED      ON SHARES OF
                                           INCOME (LOSS)    GAIN (LOSS)   BENEFICIAL INTEREST
                                          --------------   ------------   -------------------
Capital Growth ........................   $       10,767   $(48,073,565)  $        48,062,798
Growth and Income .....................               --        (14,552)               14,552
Mid-Cap Growth ........................          381,970    (88,885,591)           88,503,621
Multi-Sector Fixed Income .............         (552,141)       552,140                     1
Multi-Sector Short Term Bond ..........          (61,757)        61,757                    --
Strategic Allocation ..................         (148,980)       148,799                   181
Aberdeen International ................         (201,436)        94,589               106,847
Alger Small-Cap Growth ................          184,892     (2,583,614)            2,398,722
Duff & Phelps Real Estate Securities ..               --             --                    --
S&P Aggressive Growth .................               --             --                    --
S&P Growth ............................            1,387             --                (1,387)
S&P Moderate Growth ...................               --             --                    --
S&P Moderate ..........................              853             --                  (853)
Sanford Bernstein Mid-Cap Value .......            3,555             --                (3,555)
Sanford Bernstein Small-Cap Value .....           11,688        (11,689)                    1
Van Kampen Comstock ...................               --              1                    (1)
Van Kampen Equity 500 Index ...........               --     (8,497,172)            8,497,172

NOTE 11--MANAGER OF MANAGERS

      The Fund and PVA have received an exemptive order from the Securities and Exchange Commission ("SEC") granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which PVA will, subject to supervision and approval of the Fund's Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of the Fund. The Fund and PVA will therefore have the right to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination and replacement.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 2006

NOTE 12--MIXED AND SHARED FUNDING

      Shares of the Fund are not directly offered to the public. Shares of the Fund are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company. Shares of the Fund may be offered to separate accounts of other insurance companies in the future.

      The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. The Fund's Trustees do not foresee any such differences or disadvantages at this time. However, the Fund's Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in the Fund or shares of another fund may be substituted.

NOTE 13--MERGERS

      On October 20, 2006, the Growth and Income Series acquired all of the net assets of the Phoenix-Kayne Rising Dividends Series ("Kayne Rising Dividends") pursuant to an Agreement and Plan of Reorganization approved by the Kayne Rising Dividends shareholders on October 5, 2006. The acquisition was accomplished by a tax-free exchange of 835,783 shares of Growth and Income outstanding on October 20, 2006 and valued at $11,722,358 for 1,002,388 shares of Kayne Rising Dividends outstanding on October 20, 2006. Kayne Rising Dividend's net assets of $11,722,358, including $1,654,538 of net unrealized appreciation were combined with those of Growth and Income. The aggregate net assets of Growth and Income immediately after the merger were $163,685,403. The shareholders of Kayne Rising Dividends received for each share owned approximately 0.83 shares of Growth and Income.

      On October 20, 2006, the Aberdeen International Series acquired all of the net assets of the Phoenix-Lazard International Equity Select Series ("Lazard International Equity Select") pursuant to an Agreement and Plan of Reorganization approved by the Lazard International Equity Select shareholders on October 5, 2006. The acquisition was accomplished by a tax-free exchange of 10,426,631 shares of Aberdeen International outstanding on October 20, 2006 and valued at $175,009,666 for 10,514,476 shares of Lazard International Equity Select outstanding on October 20, 2006. Lazard International Equity Select's net assets of $175,009,666, including $33,022,037 of net unrealized appreciation were combined with those of Aberdeen International. The aggregate net assets of Aberdeen International immediately after the merger were $389,209,267. The shareholders of Lazard International Equity Select received for each share owned approximately 0.99 shares of Aberdeen International.

      On October 27, 2006, the Capital Growth Series acquired all of the net assets of the Phoenix-AIM Growth Series ("AIM Growth") pursuant to an Agreement and Plan of Reorganization approved by the AIM Growth shareholders on October 5, 2006. The acquisition was accomplished by a tax-free exchange of 3,996,273 shares of Capital Growth outstanding on October 27, 2006 and valued at $61,016,844 for 8,399,603 shares of AIM Growth outstanding on October 27, 2006. AIM Growth's net assets of $61,016,844, including $8,256,215 of net unrealized appreciation were combined with those of Capital Growth. The aggregate net assets of Capital Growth immediately after the merger were $452,685,507. The shareholders of AIM Growth received for each share owned approximately 0.48 shares of Capital Growth.

      On October 27, 2006, the Mid-Cap Growth Series acquired all of the net assets of the Phoenix Strategic Theme Series ("Strategic Theme") pursuant to an Agreement and Plan of Reorganization approved by the Strategic Theme shareholders on October 5, 2006. The acquisition was accomplished by a tax-free exchange of 3,950,319 shares of Mid-Cap Growth outstanding on October 27, 2006 and valued at $53,113,639 for 4,883,118 shares of Strategic Theme outstanding on October 27, 2006. Strategic Theme's net assets of $53,113,639, including $7,454,914 of net unrealized appreciation were combined with those of Mid-Cap Growth. The aggregate net assets of Mid-Cap Growth immediately after the merger were $98,521,888. The shareholders of Strategic Theme received for each share owned approximately 0.81 shares of Mid-Cap Growth.

      On October 27, 2006, the Alger Small-Cap Growth Series acquired all of the net assets of the Phoenix-Engemann Small-Cap Growth Series ("Engemann Small-Cap Growth") and the Phoenix-Kayne Small-Cap Quality Value Series ("Kayne Small-Cap Quality Value") pursuant to Agreements and Plans of Reorganization approved by the Engemann Small-Cap Growth and Kayne Small-Cap Quality Value shareholders on October 26, 2006. The acquisition was accomplished by a tax-free exchange of 1,912,431 shares of Alger Small-Cap Growth outstanding on October 27, 2006 and valued at $34,546,959 for 2,108,424 shares of Engemann Small-Cap Growth valued at $16,831,325 and 1,054,130 shares of Kayne Small-Cap Quality Value valued at $17,715,634. Engemann Small-Cap Growth's net assets of $16,831,325, including $4,238,547 of net unrealized appreciation and Kayne Small-Cap Quality Value`s net assets of $17,715,634, including $4,213,331 of net unrealized appreciation were combined with those of Alger Small-Cap Growth. The aggregate net assets of Alger Small-Cap Growth immediately after the merger were $59,092,472. The shareholders of Engemann Small-Cap Growth received for each share owned approximately 0.44 shares of Alger Small-Cap Growth. The shareholders of Kayne Small-Cap Quality Value received for each share owned approximately 0.93 shares of Alger Small-Cap Growth.

      On October 27, 2006, the Van Kampen Equity 500 Index Series acquired all of the net assets of the Phoenix-Northern Dow 30 Series ("Northern Dow 30") and the Phoenix-Northern Nasdaq-100 Index(R) Series ("Northern Nasdaq-100 Index(R)") pursuant to Agreements and Plans of Reorganization approved by the Northern Dow 30 and Northern Nasdaq-100 Index(R) shareholders on October 26, 2006. The acquisition was accomplished by a tax-free exchange of 3,550,335 shares of Van Kampen Equity 500 Index outstanding on October 27, 2006 and valued at $44,067,409 for 2,100,979 shares of Northern Dow 30 valued at $21,817,938 and 4,901,410 shares of Northern Nasdaq-100 Index(R) valued at $22,249,471. Northern Dow 30's net assets of $21,817,938, including $4,937,365 of net unrealized appreciation and Northern Nasdaq-100 Index(R)'s net assets of $22,249,471, including $5,784,158 of net unrealized

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 2006

      appreciation were combined with those of Van Kampen Equity 500 Index. The aggregate net assets of Van Kampen Equity 500 Index immediately after the merger were $145,082,755. The shareholders of Northern Dow 30 received for each share owned approximately 0.84 shares of Van Kampen Equity 500 Index. The shareholders of Northern Nasdaq-100 Index(R) received for each share owned approximately 0.37 shares of Van Kampen Equity 500 Index.

NOTE 14--EXEMPTIVE ORDER

      On June 5, 2006, the SEC issued an order under Section 12(d)(1)(J) of the Investment Company Act ("1940 Act") granting an exemption from Sections 12(d)(1)(A) and (B) of the 1940 Act and under Sections 6(c) and 17(b) of the 1940 Act granting an exemption from Section 17(a) of the 1940 Act, which permits the Phoenix - S&P Series to invest in other affiliated and unaffiliated funds, including exchange traded funds. Before the order was granted, the Series could invest in affiliated funds only or exchange traded funds only, but not in unaffiliated funds or a combination of affiliated funds, exchange traded funds, and unaffiliated funds.

NOTE 15--OTHER

      The insurance company affiliates of the Fund distribute the Fund as investment options in variable annuity and life insurance products ("Variable Products") through non-affiliated advisors, broker-dealers and other financial intermediaries. There is substantial competition for business within most of these distributors. One of the largest distributors of the Variable Products (and the Fund) includes a subsidiary of State Farm Mutual Automobile Company, or State Farm. In 2006, State Farm accounted for approximately 29% of new life insurance and annuity sales, including the sales of Variable Products, based on first year commissions. The insurance company affiliates of the Fund have had distribution arrangements with State Farm since 2001. In 2007, the agreement with State Farm to provide life and annuity products and related services to State Farm's affluent and high-net-worth customers through qualified State Farm agents was extended until 2016.

--------------------------------------------------------------------------------
      TAX INFORMATION NOTICE (UNAUDITED)

      For the fiscal year ended December 31, 2006, the series designated long-term capital gains dividends as follows:

      Strategic Allocation ...................................  $  27,937,023
      Alger Small-Cap Growth .................................      5,385,639
      Duff & Phelps Real Estate Securities ...................     12,278,837
      Sanford Bernstein Mid-Cap Value ........................     13,794,301
      Sanford Bernstein Small-Cap Value ......................     10,346,981
      Van Kampen Comstock ....................................     14,470,075
--------------------------------------------------------------------------------

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRICEWATERHOUSECOOPERS [LOGO]

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
THE PHOENIX EDGE SERIES FUND

      In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the 18 series (constituting The Phoenix Edge Series Fund, hereafter referred to as the "Fund") at December 31, 2006 and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
February 20, 2007

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY
           AGREEMENTS FOR PHOENIX CAPITAL GROWTH SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's advisory agreements. At a meeting held on November 13, 2006, the Board, including a majority of disinterested Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Investment Counsel, Inc. ("PIC") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PIC and Harris Investment Management, Inc. (the "Subadvisor"). Pursuant to the Advisory Agreement between PIC and the Fund, PIC provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PIC and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was fair and reasonable and that approval of the agreements was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      Nature, Extent and Quality of Services. The Board concluded that the nature, extent and quality of the overall services provided by PIC and its affiliates to the Series and its shareholders are reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PIC 1) comparing the performance of the Series with a peer group and benchmark, 2) showing that the investment policies and restrictions for the Series were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PIC and the Series, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PIC was responsible for the general oversight of the investment programs of the Series and the monitoring of the Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. With respect to compliance monitoring, the Board noted that PIC required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PIC having acted as an investment adviser to mutual funds for over 70 years, its current experience in acting as an investment adviser to over 60 mutual funds and several institutional clients, and its role under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940, as amended. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PIC, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5 and 10 year periods ended September 30, 2006, and the year-to-date period ended September 30, 2006. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series performed below the index for the 1, 3 and 10 year and year-to-date periods. The Series had been slightly above the index for the 5 year period. The Board noted that the Subadvisor was hired in June 2006, and has asked PIC to monitor the changes in the portfolio closely.

      PROFITABILITY. The Board also considered the level of profits realized by PIC and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitability of PIC for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board concluded that the profitability to PIC from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to the comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as its appropriate Lipper expense peer group. The Board noted that the total expenses of the Series were higher than the average total expenses for comparable funds; however the contractual management fee was slightly below the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board noted that it was likely that PIC and the Series would achieve certain economies of scale as the assets grew in order to cover certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX CAPITAL GROWTH SERIES (THE "SERIES") (CONTINUED)
                                  (UNAUDITED)

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are to be provided by the Subadvisor to the Series and its shareholders were reasonable. In addition, they received from Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the subadvisory agreement, including the standard of care and termination provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to Subadvisor by PIC, the methodology used by Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor's compliance record. The Board's opinion was based upon the extensive experience of the Subadvisor and the portfolio managers. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisor's compliance program, based on the information provided by the Subadvisor.

      INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholder. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5 and 10 year periods ended September 30, 2006 and the year-to-date period ended September 30, 2006. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed below the index for the 1, 3 and 10 year period, and year-to-date periods. The Series had performed above the index for the 5 year period. The Board noted that the Subadvisor was hired in June 2006.

      PROFITABILITY. The Board noted that the subadvisory fee is paid by PIC and not by the Series.

      SUBADVISORY FEE. The Board did not consider comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PIC and not by the Series.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the advisor level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND

      BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR
              PHOENIX GROWTH AND INCOME SERIES (PREVIOUSLY KNOWN AS
            PHOENIX-ENGEMANN GROWTH AND INCOME SERIES) (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory agreements. At a meeting held on November 13, 2006, the Board, including a majority of disinterested Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Investment Counsel, Inc. ("PIC") and the Fund. Pursuant to the Advisory Agreement between PIC and the Fund, PIC provides advisory services to the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the Advisory Agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PIC and its affiliates to the Series and its shareholders are reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PIC and its affiliates 1) comparing the performance of the Series with a peer group and benchmark, 2) showing that the investment policies and restrictions for the Series were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of both PIC and the Series, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board also considered the experience of PIC as an investment advisor and the experience of the PIC portfolio managers that manage the Series. With respect to portfolio manager compensation, the Board noted that a primary factor in PIC's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed, which aligned their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of PIC's compliance program. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PIC, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. Due to an internal reorganization, PIC replaced Engemann Asset Management as advisor to the Series effective October 26, 2006. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2006 and the year-to-date period ended September 30, 2006. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted and was satisfied that the Series had performed above the index for the 1 and 3 and year-to-date periods. The Board noted that the Series performed slightly below its benchmark for the 5 year period.

      PROFITABILITY. The Board also considered the level of profits realized by PIC and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitability of PIC for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the contractual reimbursements provided to the Series. The Board concluded that the profitability to PIC from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group. The Board noted that the total expenses of the Series were higher than the average total expenses for comparable funds and that the contractual management fee was slightly higher than the median for the peer group. Due to the size of the Series, the Board was satisfied with the management fee and total expenses of the Series in comparison to its expense peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board also noted that it was likely that PIC and the Series would achieve certain economies of scale as the assets grew in order to cover certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY
           AGREEMENTS FOR PHOENIX MID-CAP GROWTH SERIES (THE "SERIES")
                                  (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's advisory agreements. At a meeting held on November 13, 2006, the Board, including a majority of disinterested Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Bennett Lawrence Management LLC (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, Extent and Quality of Services. The Board concluded that the nature, extent and quality of the overall services provided by PVA and its affiliates to the Series and its shareholders are reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PVA 1) comparing the performance of the Series with a peer group and benchmark, 2) showing that the investment policies and restrictions for the Series were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA and the Series, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of the investment programs of the Series and the monitoring of the Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 7 years, its current experience in acting as an investment adviser to 12 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940, as amended. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2006 and the year-to-date period ended September 30, 2006. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series underperformed the index for all periods. The Board also noted that the current Subadvisor has only been providing investment management for the Series since the third quarter of 2005 and performance has been improving since that time.

      PROFITABILITY. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitably of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Series. The Board concluded that the profitability to PVA from the Fund was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group. The Board noted that the total expenses of the Series were above the average total expenses for comparable funds; however the contractual management fee was below the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale as the assets grew in order to cover certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX MID-CAP GROWTH SERIES (THE "SERIES") (CONTINUED)
                                  (UNAUDITED)

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Series and its shareholders was reasonable. In addition, they received from Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the subadvisory agreement, including the standard of care and termination provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to Subadvisor by PVA, the methodology used by Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor's compliance record. The Board's opinion was based, in part, upon the experience of the Subadvisor and the portfolio managers. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed, which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisor's compliance program, based on the information provided by the Subadvisor.

      INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2006 and the year-to-date period ended September 30, 2006. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series underperformed the index for all periods. The Board also noted that the current Subadvisor has only been providing investment management for the Series since the third quarter of 2005 and performance has been improving since that time. While it has been more than a year since the Subadvisor has taken over the management of the Series, and while performance has not been above average, the Series has shown a new consistency and rise in relative performance.

      PROFITABILITY. The Board noted that the subadvisory fee is paid by PVA and not by the Series.

      SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the advisor level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND

      BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR
                PHOENIX MONEY MARKET SERIES (PREVIOUSLY KNOWN AS
               PHOENIX-GOODWIN MONEY MARKET SERIES) (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory agreements. At a meeting held on November 13, 2006, the Board, including a majority of disinterested Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Investment Counsel, Inc. ("PIC") and the Fund. Pursuant to the Advisory Agreement PIC provides advisory services to the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the Advisory Agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PIC and its affiliates to the Series and its shareholders are reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PIC and its affiliates 1) comparing the performance of the Series with a peer group and benchmark, 2) showing that the investment policies and restrictions for the Series were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of both PIC and the Series, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board also considered the experience of PIC as an investment advisor and the experience of the PIC portfolio managers that manage the Series. With respect to portfolio manager compensation, the Board noted that a primary factor in PIC's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed, which aligned their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of PIC's compliance program. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PIC, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5 and 10 year periods ended September 30, 2006 and the year-to-date period ended September 30, 2006. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the performance of the Series was slightly below the index for all periods.

      PROFITABILITY. The Board also considered the level of profits realized by PIC and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitability of PIC for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board also noted the contractual reimbursement provided to the Series. In this regard, the Board noted that the allocation appeared reasonable. The Board concluded that the profitability to PIC from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group. The Board noted that the total expenses of the Series were higher than the average total expenses for comparable funds and that the contractual management fee was below the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board also noted that it was likely that PIC and the Series would achieve certain economies of scale as the assets grew in order to cover certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

      BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR
          PHOENIX MULTI-SECTOR FIXED INCOME SERIES (PREVIOUSLY KNOWN AS
        PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES) (THE "SERIES")
                                  (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory agreements. At a meeting held on November 13, 2006, the Board, including a majority of disinterested Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Investment Counsel, Inc. ("PIC") and the Fund. Pursuant to the Advisory Agreement PIC provides advisory services to the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the Advisory Agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PIC and its affiliates to the Series and its shareholders are reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PIC and its affiliates 1) comparing the performance of the Series with a peer group and benchmark, 2) showing that the investment policies and restrictions for the Series were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of both PIC and the Series, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board also considered the experience of PIC as an investment advisor and the experience of the PIC portfolio managers that manage the Series. With respect to portfolio manager compensation, the Board noted that a primary factor in PIC's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed, which aligned their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of PIC's compliance program. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PIC, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5 and 10 year periods ended September 30, 2006 and the year-to-date period ended September 30, 2006. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted and was satisfied that the Series had outperformed the index for all periods.

      PROFITABILITY. The Board also considered the level of profits realized by PIC and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitability of PIC for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board also noted the contractual reimbursement provided to the Series. In this regard, the Board noted that the allocation appeared reasonable. The Board concluded that the profitability to PIC from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group. The Board noted that the total expenses of the Series were slightly lower than the average total expenses for comparable funds and that the contractual management fee was below the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board also noted that it was likely that PIC and the Series would achieve certain economies of scale as the assets grew in order to cover certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

      BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR
        PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES (PREVIOUSLY KNOWN AS
      PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES) (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory agreements. At a meeting held on November 13, 2006, the Board, including a majority of disinterested Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Investment Counsel, Inc. ("PIC") and the Fund. Pursuant to the Advisory Agreement PIC provides advisory services to the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the Advisory Agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PIC and its affiliates to the Series and its shareholders are reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PIC and its affiliates 1) comparing the performance of the Series with a peer group and benchmark, 2) showing that the investment policies and restrictions for the Series were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of both PIC and the Series, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board also considered the experience of PIC as an investment advisor and the experience of the PIC portfolio managers that manage the Series. With respect to portfolio manager compensation, the Board noted that a primary factor in PIC's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed, which aligned their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of PIC's compliance program. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PIC, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1 and 3 year period ended September 30, 2006 and the year-to-date period ended September 30, 2006. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed below the index for the 1 year period and had performed above the index for the 3 year and year-to-date periods. The Board was satisfied that the Series had the best performance among its peer group for the 3 year and year-to-date period ended September 30, 2006.

      PROFITABILITY. The Board also considered the level of profits realized by PIC and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitability of PIC for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the contractual reimbursements provided to the Series. The Board concluded that the profitability to PIC from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series appropriate Lipper expense peer group. The Board noted that the total expenses of the Series were higher than the average total expenses for comparable funds and that the contractual management fee was the same compared to the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board also noted that it was likely that PIC and the Series would achieve certain economies of scale as the assets grew in order to cover certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

      BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR
            PHOENIX STRATEGIC ALLOCATION SERIES (PREVIOUSLY KNOWN AS
          PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES) (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory agreements. At a meeting held on November 13, 2006, the Board, including a majority of disinterested Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Investment Counsel, Inc. ("PIC") and the Fund. Pursuant to the Advisory Agreement, PIC provides advisory services to the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the Advisory Agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PIC and its affiliates to the Series and its shareholders are reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PIC and its affiliates 1) comparing the performance of the Series with a peer group and benchmark, 2) showing that the investment policies and restrictions for the Series were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PIC and the Series, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board also considered the experience of PIC as an investment advisor and the experience of the PIC portfolio managers that manage the Series. With respect to portfolio manager, compensation, the Board noted that a primary factor in PIC's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed, which aligned their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of PIC's compliance program. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PIC, noting continuing improvements by management in the scope and quality of services and favorable reports on such services conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5 and 10 year periods ended September 30, 2006 and the year-to-date period ended September 30, 2006. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series performed above the index for the 1 year and year-to-date periods and had performed below the index for the other periods. The Board noted that PIC began managing the Series in October 2006, and that the Board will continue to monitor performance.

      PROFITABILITY. The Board also considered the level of profits realized by PIC and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitably of PIC for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board concluded that the profitability to PIC from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as its appropriate Lipper expense peer group. The Board noted that the total expenses of the Series were above the average total expenses for comparable funds and the contractual management fee was lower compared to the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board also noted that it was likely that PIC and the Series would achieve certain economies of scale as the assets grew in order to cover certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY
       AGREEMENTS FOR PHOENIX-ABERDEEN INTERNATIONAL SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's advisory agreements. At a meeting held on November 13, 2006, the Board, including a majority of disinterested Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Investment Counsel, Inc. ("PIC") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PIC and Aberdeen Asset Management Inc. (the "Subadvisor"). Pursuant to the Advisory Agreement between PIC and the Fund, PIC provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PIC and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PIC and its affiliates to the Series and its shareholders are reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PIC 1) comparing the performance of the Series with a peer group and benchmark, 2) showing that the investment policies and restrictions for the Series were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PIC was responsible for the general oversight of the investment programs of the Series and the monitoring of the Series' Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of the investment oversight committee. With respect to compliance monitoring, the Board noted that PIC required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PIC having acted as an investment adviser to mutual funds for over 70 years, its current experience in acting as an investment adviser to over 60 mutual funds and several institutional clients, and its role under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940, as amended. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PIC, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5 and 10 year periods ended September 30, 2006 and the year-to-date period ended September 30, 2006. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted and was satisfied that the Series had outperformed the index for all periods. The Board noted that its performance placed it 11th among its peer group for the 1 year period ended September 30, 2006.

      PROFITABILITY. The Board also considered the level of profits realized by PIC and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitably of PIC for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board concluded that the profitability to PIC from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as its appropriate Lipper expense peer group under the Lipper report. The Board noted that the actual total expenses of the Series were equal to the median average total expenses for comparable funds and that the contractual management fee was below the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board noted that it was likely that PIC and the Series would achieve certain economies of scale as the assets grew in order to cover certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-ABERDEEN INTERNATIONAL SERIES (THE "SERIES") (CONTINUED)
                                   (UNAUDITED)

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Series and its shareholders was reasonable. In addition, they received from Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the subadvisory agreement, including the standard of care and termination provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to Subadvisor by PIC, the methodology used by Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor's compliance record. The Board's opinion was based, in part, upon the extensive experience of the Subadvisor and the portfolio managers. In this regard, the Board noted that the portfolio management team has many years of experience in the investment management business. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed, which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisor's compliance program, based on the information provided by the Subadvisor.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5 and 10 year periods ended September 30, 2006 and the year-to-date period ended September 30, 2006. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted and was satisfied that the Series had outperformed the index for all periods. The Board noted that its performance placed it 11th among its peer group for the 1 year period ended September 30, 2006.

      PROFITABILITY. The Board noted that the subadvisory fee is paid by PIC and not by the Series.

      SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PIC and not by the Series.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the advisor level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY
       AGREEMENTS FOR PHOENIX-ALGER SMALL-CAP GROWTH SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's advisory agreements. At a meeting held on November 13, 2006, the Board, including a majority of disinterested Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Fred Alger Management, Inc. (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PVA and its affiliates to the Series and its shareholders are reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PVA 1) comparing the performance of the Series with a peer group and benchmark, 2) showing that the investment policies and restrictions for the Series were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA and the Series, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of the investment programs of the Series and the monitoring of the Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 7 years, its current experience in acting as an investment adviser to over 12 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940, as amended. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1 and 3 year periods ended September 30, 2006 and the year-to-date period ended September 30, 2006. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted and was satisfied that the Series had performed above the index for all periods. The Board also noted that its 1 year performance placed it 8th among its peer group.

      PROFITABILITY. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitably of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Fund. The Board concluded that the profitability to PVA from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group. The Board noted that the total expenses of the Series were slightly below the average total expenses for comparable funds and the contractual management fee was slightly higher compared to the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale as the assets grew in order to cover certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

   BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-ALGER SMALL-CAP GROWTH SERIES (THE "SERIES") (CONTINUED)
                                  (UNAUDITED)

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Series and its shareholders was reasonable. In addition, they received from Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the subadvisory agreement, including the standard of care and termination provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to Subadvisor by PVA, the methodology used by Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor's compliance record. The Board's opinion was based, in part, upon the extensive experience of the Subadvisor and the portfolio managers. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisor's compliance program, based on the information provided by the Subadvisor.

      INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1 and 3 year periods ended September 30, 2006 and the year-to-date period ended September 30, 2006. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted and was satisfied that the Series had performed above the index for all periods. The Board also noted that its 1 year performance placed it 8th among its peer group.

      PROFITABILITY. The Board noted that the subadvisory fee is paid by PVA and not by the Series.

      SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the advisor level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND

      BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR
       PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory agreements. At a meeting held on November 13, 2006, the Board, including a majority of disinterested Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Duff & Phelps Investment Management Co. ("DPIM") and the Fund. Pursuant to the Advisory Agreement DPIM provides advisory services to the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the Advisory Agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by DPIM and its affiliates to the Series and its shareholders are reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by DPIM and its affiliates 1) comparing the performance of the Series with a peer group and benchmark, 2) showing that the investment policies and restrictions for the Series were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of both DPIM and the Series, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board also considered the experience of DPIM as an investment advisor and the experience of the DPIM portfolio managers that manage the Series. With respect to portfolio manager compensation, the Board noted that a primary factor in DPIM's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed, which aligned their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of DPIM's compliance program. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of DPIM, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5 and 10 year periods ended September 30, 2006 and the year-to-date period ended September 30, 2006. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted and was satisfied that the Series had outperformed the index and the Lipper peer group average for all periods The Series was ranked number one for the 5 and 10 year periods and was in the top half of its peer group for the other periods.

      PROFITABILITY. The Board also considered the level of profits realized by DPIM and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis. Specific attention was given to the methodology followed in allocating costs to the Series since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board concluded that the profitability to DPIM from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group. The Board noted that the total expenses of the Series were higher than the average total expenses for comparable funds; however, the contractual management fee was less than the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board also noted that it was likely that DPIM and the Series would achieve certain economies of scale as the assets grew in order to cover certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's advisory agreements. At a meeting held on November 13, 2006, the Board, including a majority of disinterested Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Alliance/Bernstein L.P. (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PVA and its affiliates to the Series and its shareholders are reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PVA 1) comparing the performance of the Series with a peer group and benchmark, 2) showing that the investment policies and restrictions for the Series were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA and the Series, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of the investment programs of the Series and the monitoring of the Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 7 years, its current experience in acting as an investment adviser to 12 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940, as amended. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2006 and the year-to-date period ended September 30, 2006. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed below the index for all periods, but that performance is above the median for the peer group.

      PROFITABILITY. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitably of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Series. The Board concluded that the profitability to PVA from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as its appropriate Lipper expense peer group. The Board noted that the total expenses of the Series were higher than the average total expenses for comparable funds and that the contractual management fee was above the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale as the assets grew in order to cover certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY
          AGREEMENTS FOR PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES
                           (THE "SERIES") (CONTINUED)
                                   (UNAUDITED)

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Series and its shareholders was reasonable. In addition, they received from Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the subadvisory agreement, including the standard of care and termination provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to Subadvisor by PVA, the methodology used by Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor's compliance record. The Board's opinion was based upon the extensive experience of the Subadvisor and the portfolio managers. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisor's compliance program, based on the information provided by the Subadvisor.

      INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2006 and the year-to-date period ended September 30, 2006. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed below the index for all periods but that performance is above the median for the peer group.

      PROFITABILITY. The Board noted that the subadvisory fee is paid by PVA and not by the Series.

      SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the advisor level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's advisory agreements. At a meeting held on November 13, 2005, the Board, including a majority of disinterested Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Alliance/Bernstein L.P. (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PVA and its affiliates to the Series and its shareholders are reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PVA 1) comparing the performance of the Series with a peer group and benchmark, 2) showing that the investment policies and restrictions for the Series were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA and the Series, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of the investment programs of the Series and the monitoring of the Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 7 years, its current experience in acting as an investment adviser to 12 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940, as amended. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2006 and the year-to-date period ended September 30, 2006. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed below the index for the 1 and 5 year and year-to-date periods. The Board also noted that the Series performed above the index for the 3 year period.

      PROFITABILITY. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitably of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Series. The Board concluded that the profitability to PVA from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group. The Board noted that the total expenses of the Series were above the average total expenses for comparable funds and that the contractual management fee was above the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale as the assets grew in order to cover certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY
         AGREEMENTS FOR PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES
                           (THE "SERIES") (CONTINUED)
                                  (UNAUDITED)

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Series and its shareholders was reasonable. In addition, they received from Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the subadvisory agreement, including the standard of care and termination provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to Subadvisor by PVA, the methodology used by Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor's compliance record. The Board's opinion was based upon the extensive experience of the Subadvisor and the portfolio managers. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisor's compliance program, based on the information provided by the Subadvisor.

      INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2006 and the year-to-date period ended September 30, 2006. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed below the index for the 1 and 5 year and year-to-date periods. The Board also noted that the Series performed above the index for the 3 year period.

      PROFITABILITY. The Board noted that the subadvisory fee is paid by PVA and not by the Series.

      SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the advisor level and not necessarily at the subadvisor level.

      PLEASE NOTE THAT THE ADVISORY AND SUBADVISORY AGREEMENTS FOR THE PHOENIX-VAN KAMPEN COMSTOCK SERIES, PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES, PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH, PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: GROWTH, PHOENIX-S&P DYNAMIC ASSET ALLOCATION
SERIES:  MODERATE  GROWTH,  AND  PHOENIX-S&P  DYNAMIC ASSET  ALLOCATION  SERIES:
MODERATE WERE NOT CONSIDERED BY THE FUND'S BOARD OF TRUSTEES DURING THE PERIOD JULY 1, 2006 THROUGH DECEMBER 31, 2006.

                          THE PHOENIX EDGE SERIES FUND
                        RESULTS OF SHAREHOLDER MEETINGS
                                DECEMBER 31, 2006
                                  (UNAUDITED)

MEETING 1: A Special Meeting of Shareholders of the Phoenix-Lazard International Equity Select Series of The Phoenix Edge Series Fund was held on October 5, 2006 to approve the following matter:

      1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization, dated October 5, 2006 and the transactions it contemplates, including (a) the transfer of all the assets of the Phoenix-Lazard International Equity Select Series (the "Acquired Series") to the Phoenix-Aberdeen International Series (the "Acquiring Series"), another series of The Phoenix Edge Series Fund in exchange solely for the shares of the Acquiring Series and the assumption by the Acquiring Series of all liabilities of the Acquired Series and (b) the distribution of the shares of the Acquiring Series so received to shareholders of the Acquired Series in complete liquidation of the Acquired Series. On the record date of August 14, 2006 there were 9,697,071.64 shares outstanding and 100% of the shares outstanding and entitled to vote were present by proxy.

NUMBER OF VOTES

                                                                                  FOR          AGAINST       ABSTAIN
                                                                             -------------   -----------   -----------
1.    Approve Agreement and Plan of Reorganization .......................   8,577,750.841   355,849.341   752,714.072

Of the shares outstanding 1,437,355.020 shares or 14.839%, were voted by policyholders and contractowners. Since Phoenix echo votes its record date shares in the same proportion as the voted shares received from policyholders and contractowners, effectively 100% of the outstanding shares were voted.

MEETING 2: A Special Meeting of Shareholders of the Phoenix-Kayne Rising Dividends Series of The Phoenix Edge Series Fund was held on October 5, 2006 to approve the following matter:

      1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization, dated October 5, 2006 and the transactions it contemplates, including (a) the transfer of all the assets of the Phoenix-Kayne Rising Dividends Series (the "Acquired Series") to the Phoenix-Engemann Growth and Income Series (the "Acquiring Series"), another series of The Phoenix Edge Series Fund in exchange solely for the shares of the Acquiring Series and the assumption by the Acquiring Series of all liabilities of the Acquired Series and (b) the distribution of the shares of the Acquiring Series so received to shareholders of the Acquired Series in complete liquidation of the Acquired Series. On the record date of August 14, 2006 there were 1,041,591.15 shares outstanding and 100% of the shares outstanding and entitled to vote were present by proxy.

NUMBER OF VOTES

                                                                                  FOR          AGAINST       ABSTAIN
                                                                             -------------   -----------   -----------
1.     Approve Agreement and Plan of Reorganization ......................     875,303.602   113,998.502    51,873.812

Of the shares outstanding 170,282.170 shares or 16.354%, were voted by policyholders and contractowners. Since Phoenix echo votes its record date shares in the same proportion as the voted shares received from policyholders and contractowners, effectively 100% of the outstanding shares were voted.

MEETING 3: A Special Meeting of Shareholders of the Phoenix Strategic Theme Series of The Phoenix Edge Series Fund was held on October 5, 2006 to approve the following matter:

      1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization, dated October 5, 2006 and the transactions it contemplates, including (a) the transfer of all the assets of the Phoenix Strategic Theme Series (the "Acquired Series") to the Phoenix Mid-Cap Growth Series (the "Acquiring Series"), another series of The Phoenix Edge Series Fund in exchange solely for the shares of the Acquiring Series and the assumption by the Acquiring Series of all liabilities of the Acquired Series and (b) the distribution of the shares of the Acquiring Series so received to shareholders of the Acquired Series in complete liquidation of the Acquired Series. On the record date of August 14, 2006 there were 4,633,736.27 shares outstanding and 100% of the shares outstanding and entitled to vote were present by proxy.

NUMBER OF VOTES

                                                                                  FOR          AGAINST       ABSTAIN
                                                                             -------------   -----------   -----------
1.     Approve Agreement and Plan of Reorganization ......................   4,250,554.232   130,819.794   246,579.899

Of the shares outstanding 810,213.012 shares or 17.501%, were voted by policyholders and contractowners. Since Phoenix echo votes its record date shares in the same proportion as the voted shares received from policyholders and contractowners, effectively 100% of the outstanding shares were voted.

                          THE PHOENIX EDGE SERIES FUND
                   RESULTS OF SHAREHOLDER MEETINGS (CONTINUED)
                                DECEMBER 31, 2006
                                   (UNAUDITED)

MEETING 4: A Special Meeting of Shareholders of the Phoenix-AIM Growth Series of The Phoenix Edge Series Fund was held on October 5, 2006 to approve the following matter:

      1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization, dated October 5, 2006 and the transactions it contemplates, including (a) the transfer of all the assets of the Phoenix-AIM Growth Series (the "Acquired Series") to the Phoenix Capital Growth Series (the "Acquiring Series"), another series of The Phoenix Edge Series Fund in exchange solely for the shares of the Acquiring Series and the assumption by the Acquiring Series of all liabilities of the Acquired Series and (b) the distribution of the shares of the Acquiring Series so received to shareholders of the Acquired Series in complete liquidation of the Acquired Series. On the record date of August 14, 2006 there were 8,653,726.95 shares outstanding and 100% of the shares outstanding and entitled to vote were present by proxy.

NUMBER OF VOTES

                                                                                  FOR          AGAINST       ABSTAIN
                                                                             -------------   -----------   -----------
1.     Approve Agreement and Plan of Reorganization ......................   7,650,281.843   283,134.626   697,389.472

Of the shares outstanding 1,404,957.551 shares or 16.243%, were voted by policyholders and contractowners. Since Phoenix echo votes its record date shares in the same proportion as the voted shares received from policyholders and contractowners, effectively 100% of the outstanding shares were voted.

MEETING 5: A Special Meeting of Shareholders of the Phoenix-Northern Nasdaq-100 Index(R) Series of The Phoenix Edge Series Fund was held on October 26, 2006 to approve the following matter:

      1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization, dated October 26, 2006 and the transactions it contemplates, including (a) the transfer of all the assets of the Phoenix-Northern Nasdaq-100 Index(R) Series (the "Acquired Series") to the Phoenix-Van Kampen Equity 500 Index Series (the "Acquiring Series"), another series of The Phoenix Edge Series Fund in exchange solely for the shares of the Acquiring Series and the assumption by the Acquiring Series of all liabilities of the Acquired Series and
            (b) the distribution of the shares of the Acquiring Series so received to shareholders of the Acquired Series in complete liquidation of the Acquired Series. On the record date of August 25, 2006 there were 5,043,678.983 shares outstanding and 100% of the shares outstanding and entitled to vote were present by proxy.

NUMBER OF VOTES

                                                                                  FOR          AGAINST       ABSTAIN
                                                                             -------------   -----------   -----------
1.     Approve Agreement and Plan of Reorganization ......................   4,153,471.980   547,094.194   307,118.589

Of the shares outstanding 773,359.041 shares or 15.342%, were voted by policyholders and contractowners. Since Phoenix echo votes its record date shares in the same proportion as the voted shares received from policyholders and contractowners, effectively 100% of the outstanding shares were voted.

MEETING 6: A Special Meeting of Shareholders of the Phoenix-Northern Dow 30 Series of The Phoenix Edge Series Fund was held on October 26, 2006 to approve the following matter:

      1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization, dated October 26, 2006 and the transactions it contemplates, including (a) the transfer of all the assets of the Phoenix-Northern Dow 30 Series (the "Acquired Series") to the Phoenix-Van Kampen Equity 500 Index Series (the "Acquiring Series"), another series of The Phoenix Edge Series Fund in exchange solely for the shares of the Acquiring Series and the assumption by the Acquiring Series of all liabilities of the Acquired Series and (b) the distribution of the shares of the Acquiring Series so received to shareholders of the Acquired Series in complete liquidation of the Acquired Series. On the record date of August 25, 2006 there were 2,313,232.046 shares outstanding and 100% of the shares outstanding and entitled to vote were present by proxy.

NUMBER OF VOTES

                                                                                  FOR          AGAINST       ABSTAIN
                                                                             -------------   -----------   -----------
1.     Approve Agreement and Plan of Reorganization ......................   2,057,350.602   137,183.290   118,652.357

Of the shares outstanding 315,445.510 shares or 13.636%, were voted by policyholders and contractowners. Since Phoenix echo votes its record date shares in the same proportion as the voted shares received from policyholders and contractowners, effectively 100% of the outstanding shares were voted.

                          THE PHOENIX EDGE SERIES FUND
                   RESULTS OF SHAREHOLDER MEETINGS (CONTINUED)
                                DECEMBER 31, 2006
                                  (UNAUDITED)

MEETING 7: A Special Meeting of Shareholders of the Phoenix-Engemann Small-Cap Growth Series of The Phoenix Edge Series Fund was held on October 26, 2006 to approve the following matter:

      1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization, dated October 26, 2006 and the transactions it contemplates, including (a) the transfer of all the assets of the Phoenix-Engemann Small-Cap Growth Series (the "Acquired Series") to the Phoenix-Alger Small-Cap Growth Series (the "Acquiring Series"), another series of The Phoenix Edge Series Fund in exchange solely for the shares of the Acquiring Series and the assumption by the Acquiring Series of all liabilities of the Acquired Series and (b) the distribution of the shares of the Acquiring Series so received to shareholders of the Acquired Series in complete liquidation of the Acquired Series. On the record date of August 25, 2006 there were 2,127,089.823 shares outstanding and 100% of the shares outstanding and entitled to vote were present by proxy.

NUMBER OF VOTES

                                                                                  FOR          AGAINST       ABSTAIN
                                                                             -------------   -----------   -----------
1.     Approve Agreement and Plan of Reorganization ......................   1,957,813.344    91,367.679    77,424.816

Of the shares outstanding 315, 850.381 shares or 14.852%, were voted by policyholders and contractowners. Since Phoenix echo votes its record date shares in the same proportion as the voted shares received from policyholders and contractowners, effectively 100% of the outstanding shares were voted.

MEETING 8: A Special Meeting of Shareholders of the Phoenix-Kayne Small-Cap Quality Value Series of The Phoenix Edge Series Fund was held on October 26, 2006 to approve the following matter:

      1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization, dated October 26, 2006 and the transactions it contemplates, including (a) the transfer of all the assets of the Phoenix-Kayne Small-Cap Quality Value Series (the "Acquired Series") to the Phoenix-Alger Small-Cap Growth Series (the "Acquiring Series"), another series of The Phoenix Edge Series Fund in exchange solely for the shares of the Acquiring Series and the assumption by the Acquiring Series of all liabilities of the Acquired Series and
            (b) the distribution of the shares of the Acquiring Series so received to shareholders of the Acquired Series in complete liquidation of the Acquired Series. On the record date of August 25, 2006 there were 1,257,189.101 shares outstanding and 100% of the shares outstanding and entitled to vote were present by proxy.

NUMBER OF VOTES

                                                                                  FOR          AGAINST       ABSTAIN
                                                                             -------------   -----------   -----------
1.     Approve Agreement and Plan of Reorganization ......................   1,171,650.806     3,920.962    80,008.709

Of the shares outstanding 257,238.883 shares or 20.487%, were voted by policyholders and contractowners. Since Phoenix echo votes its record date shares in the same proportion as the voted shares received from policyholders and contractowners, effectively 100% of the outstanding shares were voted.

                            FUND MANAGEMENT TABLES

Information pertaining to the Trustees and officers of the Trust as of December 31, 2006, is set forth below. The statement of additional information
(SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 541-0171.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF
                                    POSITION WITH THE TRUST       PORTFOLIOS IN                  PRINCIPAL OCCUPATION(S)
NAME, ADDRESS,                          AND LENGTH OF            FUND COMPLEX         DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS
AND DATE OF BIRTH                        TIME SERVED          OVERSEEN BY TRUSTEE                   HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
                                                          DISINTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Frank M. Ellmer, CPA                       Trustee                    18            Retired.
c/o The Phoenix Edge Series Fund        Served since
101 Munson Street                            1999
Greenfield, MA 01301
DOB: 4/11/40
-----------------------------------------------------------------------------------------------------------------------------------
John A. Fabian                             Trustee                    18            Retired.
c/o The Phoenix Edge Series Fund         Served since
101 Munson Street                            1999
Greenfield, MA 01301
DOB: 2/5/34
-----------------------------------------------------------------------------------------------------------------------------------
Roger A. Gelfenbien                        Trustee                    18            Retired. Director, Webster Bank
c/o The Phoenix Edge Series Fund        Served since                                (2003-present). Director USAllianz Variable
101 Munson Street                           2000                                    Insurance Product Trust, 23 funds
Greenfield, MA 01301                                                                (1999-present). Chairman/Trustee, The
DOB: 5/14/43                                                                        University of Connecticut (1997-2003).
-----------------------------------------------------------------------------------------------------------------------------------
Eunice S. Groark                           Trustee                    18            Attorney. Director, Peoples' Bank
c/o The Phoenix Edge Series Fund         Served since                               (1995-present).
101 Munson Street                            1999
Greenfield, MA 01301
DOB: 2/1/38
-----------------------------------------------------------------------------------------------------------------------------------
Frank E. Grzelecki                         Trustee                    18            Retired. Director, Barnes Group Inc.
c/o The Phoenix Edge Series Fund         Served since                               (1997-present).
101 Munson Street                            2000
Greenfield, MA 01301
DOB: 6/19/37
-----------------------------------------------------------------------------------------------------------------------------------
John R. Mallin                             Trustee                    18            Partner/Attorney, McCarter & English, LLP
c/o The Phoenix Edge Series Fund         Served since                               (2003-present);
101 Munson Street                            1999                                   Principal/Attorney, Cummings & Lockwood, LLC
Greenfield, MA 01301                                                                (1996-2003).
DOB: 7/28/50
-----------------------------------------------------------------------------------------------------------------------------------

                             FUND MANAGEMENT TABLES

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF
                                    POSITION WITH THE TRUST     PORTFOLIOS IN                    PRINCIPAL OCCUPATION(S)
NAME, ADDRESS,                          AND LENGTH OF            FUND COMPLEX          DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS
AND DATE OF BIRTH                        TIME SERVED          OVERSEEN BY TRUSTEE                   HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
*Philip R. McLoughlin                     Chairman/                   80            Partner, Cross Pond Partners, LLC,
 200 Bridge Street                         Trustee                                  (2006-present). Director, PXRE Corporation
 Chatham, MA 20633                       Served since                               (Reinsurance) (1985-present), World Trust Fund
 DOB: 10/23/46                               2003                                   (1991-present). Director/Trustee, Phoenix Funds
                                                                                    Complex (1989-present). Management Consultant
                                                                                    (2002- 2004), Chairman (1997-2002), Chief
                                                                                    Executive Officer (1995- 2002) and Director
                                                                                    (1995-2002), Phoenix Investment Partners, Ltd.
                                                                                    Director and Executive Vice President, The
                                                                                    Phoenix Companies, Inc. (2000-2002). Director
                                                                                    (1994-2002) and Executive Vice President,
                                                                                    Investments (1987-2002), Phoenix Life Insurance
                                                                                    Company. Director (1983-2002) and Chairman
                                                                                    (1995-2002), Phoenix Investment Counsel, Inc.
                                                                                    Director (1982-2002), and Chairman (2000-2002),
                                                                                    Phoenix Equity Planning Corporation. Chairman
                                                                                    and President, Phoenix/Zweig Advisers LLC
                                                                                    (2001-2002). Director (2001- 2002) and
                                                                                    President (April 2002-September 2002), Phoenix
                                                                                    Investment Management Company. Director and
                                                                                    Executive Vice President, Phoenix Life and
                                                                                    Annuity Company (1996-2002). Executive Vice
                                                                                    President (1994-2002) and Chief Investment
                                                                                    Counsel (1994-2002), PHL Variable Insurance
                                                                                    Company. Director, Phoenix National Trust
                                                                                    Holding Company (2001-2002). Director
                                                                                    (1985-2002) and Vice President (1986-2002) and
                                                                                    Executive Vice President (April 2002-September
                                                                                    2002), PM Holdings, Inc. Director, WS Griffith
                                                                                    Associates, Inc.(1995-2002). Director, WS
                                                                                    Griffith Securities, Inc. (1992-2002)
-----------------------------------------------------------------------------------------------------------------------------------
**Philip K. Polkinghorn                    Trustee/                   18            Executive Vice President, The Phoenix
  One American Row                        President                                 Companies, Inc. (2004-present). Vice President,
  Hartford, CT 06102                     Served since                               Sun Life Financial Company (2001-2004).
  DOB: 7/29/57                               2004
-----------------------------------------------------------------------------------------------------------------------------------

* Mr. McLoughlin is an "interested person" as defined in the Investment Company Act of 1940, by reason of his former relationship with Phoenix Investment Partners, Ltd. and its affiliates.

** Mr. Polkinghorn is an "interested person" as defined under the Investment Company Act of 1940, by reason of his position with the Trust's advisors and/or their affiliates.

                             FUND MANAGEMENT TABLES

-----------------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS, DATE OF BIRTH AND        LENGTH OF                                       PRINCIPAL OCCUPATION(S)
POSITION(S) WITH TRUST                 TIME SERVED                                       DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
                                                         OFFICERS WHO ARE NOT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Gina C. O'Connell                       Served since     Senior Vice President, Life and Annuity Planning (2004-present); Senior
One American Row                            2004         Vice President, Life and Annuity Manufacturing (2003-2004); Senior Vice
Hartford, CT 06102                                       President, Life and Annuity Operations (2002- 2003); Vice President,
DOB: 10/17/62                                            various marketing and product development departments (1998-2002),
Senior Vice President                                    Phoenix Life Insurance Company. Senior Vice President, PHL Variable
                                                         Insurance Company (2003-present). Director, Phoenix Distribution Holding
                                                         Company (2003-present). Senior Vice President, Phoenix Life and Annuity
                                                         Company, (2004-present). Director and Senior Vice President, Phoenix
                                                         Variable Advisors, Inc. (2005-present).
-----------------------------------------------------------------------------------------------------------------------------------
Nancy G. Curtiss                        Served since     Vice President, Fund Accounting (1994-2000), Treasurer (1996-2000),
56 Prospect Street                          1994         Assistant Treasurer (2001- present), Phoenix Equity Planning Corporation.
Hartford, CT 06115                                       Vice President, Phoenix Investment Partners, Ltd. (2003-present). Chief
DOB: 11/24/52                                            Financial Officer and Treasurer or Assistant Treasurer, certain Funds
Vice President                                           within the Phoenix Fund Complex (1994-present).
-----------------------------------------------------------------------------------------------------------------------------------
Marc Baltuch                            Served since     Chief Compliance Officer, Zweig-DiMenna Associates LLC (1989-present);
900 Third Avenue                            2004         Vice President and Compliance Officer, certain of the Funds within the
New York, NY 10022                                       Phoenix Fund Complex; Vice President, The Zweig Total Return Fund, Inc.
DOB: 9/23/45                                             (2004-present); Vice President, The Zweig Fund, Inc. (2004- present);
Vice President and                                       President and Director of Watermark Securities, Inc. (1991-present);
Assistant Secretary                                      Assistant Secretary of Gotham Advisors Inc. (1990-present); Secretary,
                                                         Phoenix-Zweig Trust (1969-2003); Secretary, Phoenix-Euclid Market Neutral
                                                         Fund (1999-2002).
-----------------------------------------------------------------------------------------------------------------------------------
Kathleen A. McGah                      Secretary since   Vice President and Counsel, Phoenix Life Insurance Company
One American Row                            2005         (2005-present); Vice President and Assistant Secretary, PHL Variable
Hartford, CT 06102                                       Insurance Company (2005-present); Vice President and Assistant Secretary,
DOB: 10/5/50                                             American Phoenix Life and Reassurance Company (2005-present); Vice
Vice President, Chief Legal                              President and Assistant Secretary, Phoenix Life and Annuity Company
Officer, Counsel and Secretary                           (2005-present); Vice President and Assistant Secretary, Phoenix Variable
                                                         Advisors, Inc. (2005-present); and Vice President and Assistant
                                                         Secretary, Phoenix Investment Counsel, Inc. (2006-present). Chief Legal
                                                         Officer and Secretary of five mutual funds and six variable annuity separate accounts within the Travelers Life & Annuity complex (2004-2005),
                                                         Assistant Secretary (1995-2004) of five mutual funds and six variable annuity separate accounts within the Travelers Life & Annuity complex.
                                                         Deputy General Counsel (1999-2005), The Travelers Insurance Company.
-----------------------------------------------------------------------------------------------------------------------------------
W. Patrick Bradley                      Served since     Second Vice President, Mutual Fund Administration, Phoenix Investment
56 Prospect Street                          2006         Partners, Ltd. (2004- present). Chief Financial Officer and Treasurer
Hartford, CT 06115                                       (2005-present), certain funds within the Phoenix Fund Family. Assistant
DOB: 3/2/72                                              Treasurer, certain funds within the Phoenix Fund Complex (2004-present).
Vice President, Chief Financial                          Senior Manager (2002-2004), Manager (2000-2002), Audit Services, Deloitte
Officer, Treasurer and                                   & Touche, LLP.
Principal Accounting Officer
------------------------------------------------------------------------------------------------------------------------------------

THE PHOENIX EDGE SERIES FUND
101 Munson Street
Greenfield, MA 01301

BOARD OF TRUSTEES
Frank M. Ellmer, CPA
John A. Fabian
Roger A. Gelfenbien
Eunice S. Groark
Frank E. Grzelecki
John R. Mallin
Philip R. McLoughlin
Philip K. Polkinghorn

EXECUTIVE OFFICERS
Philip R. McLoughlin, Chairman
W. Patrick Bradley, Vice President, Chief Financial
   Officer, Treasurer and Principal Accounting Officer
Philip K. Polkinghorn, President
Gina C. O'Connell, Senior Vice President
Nancy G. Curtiss, Vice President
Marc Baltuch, Vice President and
   Assistant Secretary
Kathleen A. McGah, Vice President, Chief
   Legal Officer, Counsel and Secretary

INVESTMENT ADVISORS
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, CT 06115-0480

Duff & Phelps Investment Management Co.
55 East Monroe Street, Suite 3600
Chicago, IL 60603

Phoenix Variable Advisors, Inc.
One American Row
Hartford, CT 06102-5056

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110-1707

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[PHOENIX LOGO]
PHOENIX

PHOENIX LIFE INSURANCE COMPANY
PO Box 22012
Albany, NY 12201-2012

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NOT INSURED BY FDIC/NCUSIF OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.

Phoenix Life Insurance Company
A member of The Phoenix Companies, Inc.
phoenixwm.com

BPD30932
G0144A (C) 2007 The Phoenix Companies, Inc.                                2-07



ITEM 2.  CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

     (d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph
         (b) of the instructions for completion of this Item.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

  (a)(1) The Registrant's Board of Trustees has determined that the Registrant has an "audit committee financial expert" serving on its Audit Committee.

  (a)(2) E. Virgil Conway has been determined by the Registrant to possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert." Mr. Conway is an "independent" trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

  (a)(3) Not applicable.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $519,900 for 2006 and $489,900 for 2005.

Audit-Related Fees
------------------

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $26,000 for 2006 and $22,000 for 2005. This represents the review of the semi-annual financial statements.

Tax Fees
--------

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $95,050 for 2006 and $82,500 for 2005.

         "Tax Fees" are those primarily associated with review of the Trust's tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust's financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund's federal income and excise tax returns.

All Other Fees
--------------

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2006 and $0 for 2005.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         The Phoenix Edge Series Fund (the "Fund") Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund's Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis ("general pre-approval").

         The Audit Committee has determined that Mr. E. Virgil Conway, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In the event that Mr. Conway determines that the full board should review the request, he has the opportunity to convene a meeting of the Funds Board. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                      (b) 100% for 2006; Not applicable for 2005

                      (c) 100% for 2006; 100% for 2005

                      (d) Not applicable for 2006; Not applicable for 2005

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $961,830 for 2006 and $892,561 for 2005.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6.  SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

  (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

  (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

  (a)(3) Not applicable.

  (b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                The Phoenix Edge Series Fund
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By (Signature and Title)*  /s/ Philip K. Polkinghorn
                         -------------------------------------------------------
                           Philip K. Polkinghorn, President
                           (principal executive officer)

Date       3/9/07
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Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Philip K. Polkinghorn
                         -------------------------------------------------------
                           Philip K. Polkinghorn, President
                           (principal executive officer)

Date       3/9/07
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ W. Patrick Bradley
                         -------------------------------------------------------
                           W. Patrick Bradley, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer (principal financial officer)

Date       3/9/07
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.